Dreyfus
BASIC S&P 500
Stock Index Fund


ANNUAL REPORT
October 31, 2001







The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            22   Statement of Financial Futures

                            23   Statement of Assets and Liabilities

                            24   Statement of Operations

                            25   Statement of Changes in Net Assets

                            26   Financial Highlights

                            27   Notes to Financial Statements

                            32   Independent Auditors' Report

                            33   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                  Dreyfus BASIC
                                                       S&P 500 Stock Index Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus BASIC S&P 500 Stock Index Fund covers the period from November 1, 2000 through October 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Steven Falci and Jocelin Reed.

It is impossible to discuss the economic and market events of the reporting period without addressing the devastating terrorist attacks of September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before September 11, a slowing economy and a return to more normal valuations had taken their toll on stocks that had previously risen too high, too fast. After the attacks, the investment environment became even more volatile. Recent events may have prolonged existing economic weakness, but we believe that the U.S. may begin to see economic recovery in the months ahead. In the meantime, there is little doubt that the investment environment will continue to be challenging.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies. For additional market perspectives, please visit the Market Commentary section at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2001

2

DISCUSSION OF FUND PERFORMANCE

Steve Falci and Jocelin Reed, Portfolio Managers

How did Dreyfus BASIC S&P 500 Stock Index Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2001, the fund produced a total return of -25.08%.(1) The Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), the fund's benchmark, produced a -24.91% return for the same period.(2) The difference in returns was primarily due to transaction costs and other fund operating expenses.

The most significant factor contributing to the fund's negative performance was slowing economic growth, which led to steep declines for virtually all industry groups within the S&P 500 Index.

What is the fund's investment approach?

The fund seeks to match the total return of the S&P 500 Index. To pursue that goal, the fund generally invests in all 500 stocks in the S&P 500 Index in proportion to their weighting in the Index. Often considered a barometer for the stock market in general, the S&P 500 Index is made up of 500 widely held common stocks. The S& P 500 Index is dominated by large-cap, blue chip stocks that comprise nearly 75% of total U.S. market capitalization.

However, it is important to note that the S&P 500 Index is not composed of the 500 largest companies; rather, it is designed to capture the returns of many different sectors of the U.S. economy. The S&P 500 Index contains approximately 375 industrial, 40 utility, 75 financial and 10 transportation stocks. Each stock is weighted by its market capitalization; that is, larger companies have greater representation in the S&P 500 Index than smaller ones. The fund may also use stock index futures as a substitute for the sale or purchase of stocks.

As an index fund, the fund uses a passive management approach; all investment decisions are made based on the composition of the S&P 500 Index. The fund does not attempt to manage market volatility.

                                                                    The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

When the reporting period began, the U.S. economy had already started to slow. Disappointing retail sales and lower corporate earnings caused the stock market to fall sharply. Technology companies were among the hardest hit, especially telecommunications equipment and semiconductor equipment firms. Having overestimated demand for their products, many of these firms faced a severe falloff of orders when the economy began to slow. Consequently, their earnings fell dramatically at a time when they were saddled with high inventory levels and negative investor sentiment.

Beginning in early January, the Federal Reserve Board (the "Fed") responded to a slowing economy by aggressively reducing short-term interest rates. The Fed cut rates nine times during the reporting period, taking the benchmark rate for overnight interbank loans from 6.5% to 2.5%, its lowest level in seven years.

The terrorist attacks of September 11 intensified an already weak economy. In the wake of the attacks, corporate layoffs increased, companies reduced spending plans, consumer confidence plunged and home buying slowed. However, the stock market proved to be remarkably resilient. Not only did the overall market quickly regain all of the value lost immediately after the attacks, but some industry groups posted surprisingly strong returns. One area that held up particularly well throughout the reporting period was health care, which historically fares better in slower economic environments because people need to take care of their health regardless of what's happening in the economy. Other areas, such as selected discount retailers and energy, also reported modest gains after September 11.

What is the fund's current strategy?

Our strategy remains: replicating the returns of the S&P 500 Index. Accordingly, as of the end of the reporting period, the fund's assets were approximately allocated as follows: 1.6% in Alcohol & Tobacco; 8.9% in Consumer Cyclicals; 6.3% in Consumer Staples; 7.8% in

4

Energy; 14.9% in Health Care; 21.6% in Interest Sensitive; 0.1% in Internet; 7.5% in Producer Goods & Services; 6.6% in Services; 16.1% in Technology; 7.2% in Utilities; and 1.4% in Short-Term Investments.

November 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS DAILY AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus BASIC S&P 500 Stock Index Fund and the Standard & Poor's 500 Composite Stock Price Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 10/31/01

                                                   Inception                                                        From
                                                     Date               1 Year                5 Years             Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                9/30/93            (25.08)%                9.80%               12.70%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS BASIC S&P 500 STOCK INDEX FUND ON 9/30/93 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE AND REFLECTS THE REINVESTMENT OF DIVIDENDS DAILY. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

6

STATEMENT OF INVESTMENTS


October 31, 2001

COMMON STOCKS--98.6%                                                                            Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--1.6%

Adolph Coors, Cl. B                                                                               4,915                  244,521

Anheuser-Busch Cos.                                                                             118,800                4,949,208

Brown-Forman, Cl. B                                                                               9,100                  540,904

Philip Morris Cos.                                                                              291,300               13,632,840

UST                                                                                              21,600                  725,976

                                                                                                                      20,093,449

CONSUMER CYCLICAL--8.9%

AMR                                                                                              20,500  (a)             373,100

Albertson's                                                                                      53,586                1,709,929

AutoZone                                                                                         14,800  (a)             866,244

Bed Bath & Beyond                                                                                38,200  (a)             957,292

Best Buy                                                                                         27,700  (a)           1,520,730

Big Lots                                                                                         15,100                  110,230

Black & Decker                                                                                   10,800                  357,372

Brunswick                                                                                        11,700                  209,313

CVS                                                                                              52,118                1,245,620

Circuit City Stores- Circuit City Group                                                          27,536                  377,794

Cooper Tire & Rubber                                                                              9,703                  128,177

Costco Wholesale                                                                                 59,600  (a)           2,254,668

Dana                                                                                             19,599                  210,689

Darden Restaurants                                                                               15,600                  499,512

Delphi Automotive Systems                                                                        74,172                  861,137

Delta Air Lines                                                                                  16,300                  372,618

Dillard's, Cl. A                                                                                 11,400                  147,630

Dollar General                                                                                   43,796                  625,845

Eastman Kodak                                                                                    38,400                  981,888

Family Dollar Stores                                                                             22,700                  655,122

Federated Department Stores                                                                      26,200  (a)             838,138

Ford Motor                                                                                      242,311                3,889,092

Gap                                                                                             113,800                1,487,366

General Motors                                                                                   72,600                2,999,832

Harley-Davidson                                                                                  40,000                1,810,400

Harrah's Entertainment                                                                           15,494  (a)             451,340

Hasbro                                                                                           22,875                  379,039

Hilton Hotels                                                                                    48,800                  417,728

Home Depot                                                                                      309,000               11,813,070

International Game Technology                                                                     9,800  (a)             500,290

                                                                                                                      The Fund 7

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL (CONTINUED)

J. C. Penney                                                                                     34,800                  755,856

Johnson Controls                                                                                 11,528                  833,705

Kmart                                                                                            64,900  (a)             397,837

Kohl's                                                                                           44,100  (a)           2,452,401

Kroger                                                                                          107,400  (a)           2,627,004

Limited                                                                                          56,500                  629,975

Liz Claiborne                                                                                     7,000                  318,500

Lowe's Cos.                                                                                     101,800                3,471,380

Marriott International, Cl. A                                                                    32,300                1,011,959

Mattel                                                                                           57,100                1,080,903

May Department Stores                                                                            39,600                1,245,420

Maytag                                                                                           10,100                  281,588

McDonald's                                                                                      171,300                4,465,791

NIKE, Cl. B                                                                                      35,900                1,772,024

Navistar International                                                                            7,900                  237,000

Nordstrom                                                                                        17,700                  249,570

Office Depot                                                                                     39,400  (a)             535,840

PACCAR                                                                                           10,122                  534,644

RadioShack                                                                                       24,552                  613,554

Reebok International                                                                              7,715  (a)             160,163

Safeway                                                                                          66,900  (a)           2,786,385

Sears, Roebuck & Co.                                                                             43,500                1,686,495

Southwest Airlines                                                                              100,843                1,603,404

Staples                                                                                          60,450  (a)             881,361

Starbucks                                                                                        50,300  (a)             861,136

Starwood Hotels & Resorts Worldwide                                                              26,300                  579,652

TJX Cos.                                                                                         37,100                1,253,980

Target                                                                                          119,000                3,706,850

Tiffany & Co.                                                                                    19,300                  451,427

Toys "R" Us                                                                                      26,200  (a)             497,800

Tricon Global Restaurants                                                                        19,430  (a)             982,964

US Airways Group                                                                                  9,000  (a)              41,490

V.F.                                                                                             14,800                  491,656

Visteon                                                                                          17,446                  207,607

Wal-Mart Stores                                                                                 592,000               30,428,800

Walgreen                                                                                        134,800                4,364,824

Wendy's International                                                                            15,047                  395,736

8
COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL (CONTINUED)

Whirlpool                                                                                         8,800                  519,376

Winn-Dixie Stores                                                                                18,600                  205,716

                                                                                                                     114,672,978

CONSUMER STAPLES--6.3%

Alberto-Culver, Cl. B                                                                             7,544                  318,734

Archer-Daniels-Midland                                                                           87,885                1,224,238

Avon Products                                                                                    31,436                1,472,148

Campbell Soup                                                                                    54,100                1,527,784

Clorox                                                                                           31,300                1,117,410

Coca-Cola                                                                                       329,400               15,771,672

Coca-Cola Enterprises                                                                            59,000                1,082,650

Colgate-Palmolive                                                                                74,300                4,273,736

ConAgra Foods                                                                                    71,132                1,628,923

Fortune Brands                                                                                   20,271                  746,986

General Mills                                                                                    37,700                1,731,184

Gillette                                                                                        139,600                4,340,164

H. J. Heinz                                                                                      46,200                1,960,728

Hershey Foods                                                                                    18,100                1,153,513

International Flavors & Fragrances                                                               12,700                  362,077

Kellogg                                                                                          53,700                1,637,850

Kimberly-Clark                                                                                   70,500                3,913,455

Newell Rubbermaid                                                                                35,278                  975,084

Pepsi Bottling Group                                                                             19,000                  883,120

PepsiCo                                                                                         234,120               11,403,985

Procter & Gamble                                                                                171,500               12,653,270

Ralston Purina                                                                                   41,000                1,344,390

SUPERVALU                                                                                        17,500                  373,450

SYSCO                                                                                            89,008                2,145,983

Sara Lee                                                                                        104,200                2,322,618

Tupperware                                                                                        7,700                  157,003

Unilever, N.V. (New York Shares)                                                                 75,678                3,933,743

Wm. Wrigley, Jr.                                                                                 29,900                1,496,495

                                                                                                                      81,952,393

ENERGY--7.8%

Amerada Hess                                                                                     11,800                  693,250

Anadarko Petroleum                                                                               33,175                1,892,634

Apache                                                                                           16,600                  856,560

                                                                                                                      The Fund 9

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY (CONTINUED)

Baker Hughes                                                                                     44,420                1,591,569

Burlington Resources                                                                             28,006                1,043,223

CMS Energy                                                                                       17,500                  376,425

ChevronTexaco                                                                                   141,110               12,495,291

Conoco                                                                                           82,707                2,125,570

Devon Energy                                                                                     17,100                  654,930

Duke Energy                                                                                     102,222                3,926,347

EOG Resources                                                                                    15,400                  544,698

El Paso                                                                                          67,386                3,305,957

Exxon Mobil                                                                                     913,656               36,043,729

Halliburton                                                                                      56,800                1,402,392

Kerr-McGee                                                                                       13,239                  762,566

KeySpan                                                                                          18,200                  603,876

Kinder Morgan                                                                                    15,200                  754,376

McDermott International                                                                           8,200  (a)              86,920

Nabors Industries                                                                                19,400  (a)             596,356

Nicor                                                                                             6,000                  233,340

NiSource                                                                                         27,300                  648,375

Noble Drilling                                                                                   17,800  (a)             543,790

Occidental Petroleum                                                                             49,100                1,243,212

Peoples Energy                                                                                    4,670                  178,814

Phillips Petroleum                                                                               50,180                2,730,294

Public Service Enterprise Group                                                                  27,500                1,082,400

Rowan Cos.                                                                                       12,610  (a)             212,983

Royal Dutch Petroleum (New York Shares)                                                         283,900               14,339,789

Schlumberger                                                                                     75,900                3,675,078

Sempra Energy                                                                                    27,242                  637,463

Sunoco                                                                                           11,068                  414,275

Transocean Sedco Forex                                                                           42,100                1,269,315

USX-Marathon Group                                                                               40,900                1,128,431

Unocal                                                                                           32,200                1,036,840

Williams Cos.                                                                                    68,100                1,966,047

                                                                                                                     101,097,115

HEALTH CARE--14.9%

Abbott Laboratories                                                                             205,100               10,866,198

Allergan                                                                                         17,400                1,249,146

American Home Products                                                                          174,100                9,720,003

10

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

AmerisourceBergen                                                                                13,600                  864,416

Amgen                                                                                           138,120  (a)           7,847,978

Applera - Applied Biosystems Group                                                               28,000                  817,040

Bausch & Lomb                                                                                     7,064                  230,004

Baxter International                                                                             78,400                3,792,208

Becton, Dickinson & Co.                                                                          34,100                1,220,780

Biogen                                                                                           19,700  (a)           1,083,500

Biomet                                                                                           35,525                1,083,513

Boston Scientific                                                                                53,200  (a)           1,209,768

Bristol-Myers Squibb                                                                            257,300               13,752,685

C. R. Bard                                                                                        6,700                  367,830

Cardinal Health                                                                                  59,000                3,959,490

Chiron                                                                                           25,100  (a)           1,350,882

Eli Lilly & Co.                                                                                 148,800               11,383,200

Forest Laboratories                                                                              23,300  (a)           1,733,054

Guidant                                                                                          40,700  (a)           1,689,457

HCA-Healthcare                                                                                   71,200                2,823,792

HEALTHSOUTH                                                                                      51,600  (a)             671,832

Humana                                                                                           22,700  (a)             262,185

Immunex                                                                                          69,700  (a)           1,665,133

Johnson & Johnson                                                                               400,946               23,218,783

King Pharmaceuticals                                                                             30,300  (a)           1,181,397

Manor Care                                                                                       13,600  (a)             317,696

Mckesson HBOC                                                                                    37,754                1,396,520

MedImmune                                                                                        28,200  (a)           1,106,568

Medtronic                                                                                       160,000                6,448,000

Merck & Co.                                                                                     303,600               19,372,716

Millipore                                                                                         6,200                  324,260

Pfizer                                                                                          835,925               35,025,258

Pharmacia                                                                                       172,247                6,979,448

Schering-Plough                                                                                 193,700                7,201,766

St. Jude Medical                                                                                 11,400  (a)             809,400

Stryker                                                                                          26,000                1,462,240

Tenet Healthcare                                                                                 42,900  (a)           2,467,608

Thermo Electron                                                                                  24,000  (a)             507,360

UnitedHealth Group                                                                               42,000                2,761,500

Watson Pharmaceuticals                                                                           14,000  (a)             667,520

                                                                                                                     The Fund 11

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE (CONTINUED)

Wellpoint Health Networks                                                                         8,400  (a)             937,356

Zimmer Holdings                                                                                  25,720  (a)             795,005

                                                                                                                     192,624,495

INTEREST SENSITIVE--21.6%

AFLAC                                                                                            69,600                1,702,416

Aetna                                                                                            18,827                  520,378

Allstate                                                                                         95,900                3,009,342

Ambac Financial Group                                                                            14,000                  672,000

American Express                                                                                175,200                5,156,136

American International Group                                                                    346,946               27,269,956

AmSouth Bancorporation                                                                           49,000                  847,210

Aon                                                                                              34,650                1,318,086

BB&T                                                                                             58,000                1,861,800

Bank of America                                                                                 212,204               12,517,914

Bank of New York                                                                                 97,428                3,313,526

Bank One                                                                                        154,298                5,121,151

Bear Stearns Cos.                                                                                12,548                  677,592

CIGNA                                                                                            19,800                1,443,420

Capital One Financial                                                                            27,600                1,140,156

Cendant                                                                                         125,186  (a)           1,622,411

Charles Schwab                                                                                  183,500                2,363,480

Charter One Financial                                                                            28,732                  782,947

Chubb                                                                                            23,200                1,584,560

Cincinnati Financial                                                                             21,300                  792,360

Citigroup                                                                                       665,826               30,308,400

Comerica                                                                                         23,650                1,090,029

Concord EFS                                                                                      63,800  (a)           1,746,206

Conseco                                                                                          45,071                  134,762

Countrywide Credit Industries                                                                    15,700                  626,901

Equity Office Properties Trust                                                                   53,800                1,533,300

Fannie Mae                                                                                      132,500               10,727,200

Fifth Third Bancorp                                                                              76,191                4,298,696

FleetBoston Financial                                                                           143,400                4,712,124

Franklin Resources                                                                               35,000                1,123,500

Freddie Mac                                                                                      91,700                6,219,094

General Electric                                                                              1,315,300               47,890,073

Golden West Financial                                                                            21,000                1,020,600

12

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

H & R Block                                                                                      24,200                  824,736

Hartford Financial Services Group                                                                31,400                1,695,600

Household International                                                                          61,441                3,213,364

Huntington Bancshares                                                                            33,276                  513,449

J.P. Morgan Chase & Co.                                                                         262,863                9,294,836

Jefferson-Pilot                                                                                  20,150                  833,203

John Hancock Financial Services                                                                  40,800                1,390,464

Keycorp                                                                                          56,200                1,194,812

Lehman Brothers Holdings                                                                         32,600                2,036,196

Lincoln National                                                                                 24,900                1,054,515

Loews                                                                                            26,100                1,325,880

MBIA                                                                                             19,600                  902,776

MBNA                                                                                            112,812                3,114,739

MGIC Investment                                                                                  14,200                  734,708

Marsh & McLennan Cos.                                                                            36,450                3,526,537

Mellon Financial                                                                                 63,200                2,123,520

Merrill Lynch                                                                                   111,100                4,856,181

MetLife                                                                                          99,300                2,671,170

Morgan Stanley Dean Witter & Co.                                                                147,310                7,206,405

National City                                                                                    79,500                2,098,800

Northern Trust                                                                                   29,500                1,489,455

PNC Financial Services Group                                                                     38,300                2,102,670

Progressive                                                                                       9,800                1,359,358

Providian Financial                                                                              37,800                  147,042

Regions Financial                                                                                30,100                  809,991

Safeco                                                                                           16,900                  521,196

SouthTrust                                                                                       45,000                1,019,700

St. Paul Cos.                                                                                    28,392                1,303,193

State Street                                                                                     43,100                1,962,774

Stilwell Financial                                                                               29,000                  583,190

SunTrust Banks                                                                                   38,700                2,316,582

Synovus Financial                                                                                38,400                  883,968

T. Rowe Price Group                                                                              16,300                  452,488

Temple-Inland                                                                                     6,500                  324,935

Torchmark                                                                                        16,616                  615,290

U.S. Bancorp                                                                                    252,307                4,486,018

USA Education                                                                                    21,600                1,761,696

                                                                                                                      The Fund 13

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Union Planters                                                                                   18,200                  737,100

UnumProvident                                                                                    31,972                  717,132

Wachovia                                                                                        185,634                5,309,132

Washington Mutual                                                                               116,185                3,507,625

Wells Fargo                                                                                     227,280                8,977,560

XL Capital, Cl. A                                                                                16,600                1,441,876

Zions Bancorporation                                                                             12,200                  584,624

                                                                                                                     279,174,212

INTERNET--.1%

Yahoo!                                                                                           75,100  (a)             817,088

PRODUCER GOODS & SERVICES--7.5%

Air Products & Chemicals                                                                         30,200                1,209,208

Alcan                                                                                            42,300                1,292,265

Alcoa                                                                                           114,288                3,688,074

Allegheny Technologies                                                                           10,683                  158,108

American Power Conversion                                                                        25,800  (a)             332,046

Ashland                                                                                           9,200                  370,392

Avery Dennison                                                                                   14,592                  675,610

Ball                                                                                              3,600                  221,544

Barrick Gold                                                                                     52,400                  816,916

Bemis                                                                                             7,000                  302,890

Boeing                                                                                          115,544                3,766,734

Boise Cascade                                                                                     7,614                  217,456

Burlington Northern Santa Fe                                                                     51,917                1,395,010

CSX                                                                                              28,300                  953,710

Caterpillar                                                                                      45,500                2,034,760

Centex                                                                                            7,814                  298,964

Cooper Industries                                                                                12,400                  479,880

Crane                                                                                             7,950                  162,816

Cummins                                                                                           5,447                  170,546

Deere & Co.                                                                                      31,100                1,150,389

Dow Chemical                                                                                    118,813                3,950,532

E. I. duPont deNemours & Co.                                                                    138,094                5,522,379

Eastman Chemical                                                                                 10,226                  350,854

Ecolab                                                                                           16,900                  594,542

Emerson Electric                                                                                 56,700                2,779,434

Engelhard                                                                                        17,300                  452,914

14

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS & SERVICES (CONTINUED)

FMC                                                                                               4,100  (a)             194,586

FedEx                                                                                            40,692  (a)           1,671,627

Fluor                                                                                            10,489                  390,401

Freeport-McMoRan Copper, Cl. B                                                                   19,200  (a)             213,120

General Dynamics                                                                                 26,600                2,170,560

Genuine Parts                                                                                    22,800                  741,000

Georgia-Pacific                                                                                  29,887                  829,663

Goodrich                                                                                         13,800                  294,630

Goodyear Tire & Rubber                                                                           21,000                  391,230

Great Lakes Chemical                                                                              6,703                  142,171

Hercules                                                                                         14,400                  108,864

Homestake Mining                                                                                 34,900                  286,180

Honeywell International                                                                         107,150                3,166,283

ITT Industries                                                                                   11,600                  557,844

Illinois Tool Works                                                                              40,200                2,299,440

Inco                                                                                             24,100  (a)             328,724

Ingersoll-Rand                                                                                   22,250                  829,925

International Paper                                                                              63,988                2,290,770

KB HOME                                                                                           5,900                  174,345

Leggett & Platt                                                                                  26,000                  563,420

Lockheed Martin                                                                                  57,500                2,804,275

Louisiana-Pacific                                                                                13,900                  100,080

Masco                                                                                            60,918                1,208,004

Mead                                                                                             13,154                  353,053

Minnesota Mining & Manufacturing                                                                 52,400                5,469,512

National Service Industries                                                                       5,400                   95,796

Newmont Mining                                                                                   25,874                  600,277

Norfolk Southern                                                                                 50,900                  852,575

Northrop Grumman                                                                                 11,300                1,129,435

Nucor                                                                                            10,300                  425,390

PPG Industries                                                                                   22,321                1,089,934

Pactiv                                                                                           21,000  (a)             340,200

Pall                                                                                             16,403                  332,981

Parker-Hannifin                                                                                  15,440                  554,296

Phelps Dodge                                                                                     10,425                  302,325

Placer Dome                                                                                      43,400                  495,194

Praxair                                                                                          21,300                1,004,934

                                                                                                                     The Fund 15

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS & SERVICES (CONTINUED)

Pulte Homes                                                                                       7,798                  253,435

Raytheon                                                                                         50,900                1,641,525

Rockwell Collins                                                                                 24,200                  326,700

Rockwell International                                                                           24,200                  333,476

Rohm & Haas                                                                                      29,155                  946,663

Sealed Air                                                                                       11,031  (a)             441,681

Sherwin-Williams                                                                                 20,700                  504,252

Sigma-Aldrich                                                                                    10,000                  375,200

Snap-On                                                                                           7,700                  206,052

Stanley Works                                                                                    11,327                  434,051

TRW                                                                                              16,500                  557,535

Textron                                                                                          18,700                  591,855

Thomas & Betts                                                                                    7,741                  140,576

Tyco International                                                                              256,482               12,603,525

USX-U.S. Steel Group                                                                             11,900                  171,241

Union Pacific                                                                                    32,800                1,705,928

United Technologies                                                                              62,328                3,358,856

Vulcan Materials                                                                                 13,400                  557,038

W. W. Grainger                                                                                   12,600                  545,580

Westvaco                                                                                         13,300                  326,515

Weyerhaeuser                                                                                     28,500                1,422,435

Willamette Industries                                                                            14,500                  679,325

Worthington Industries                                                                           11,400                  148,200

                                                                                                                      96,422,661

SERVICES--6.6%

ALLTEL                                                                                           41,500                2,371,310

AOL Time Warner                                                                                 586,700  (a)          18,310,907

AT&T Wireless Services                                                                          335,005  (a)           4,837,472

Allied Waste Industries                                                                          26,100  (a)             258,912

American Greetings, Cl. A                                                                         8,500                  119,170

Automatic Data Processing                                                                        82,700                4,272,282

Carnival                                                                                         77,400                1,685,772

Cintas                                                                                           22,400                  905,408

Clear Channel Communications                                                                     77,800  (a)           2,965,736

Comcast, Cl. A                                                                                  125,100  (a)           4,483,584

Computer Sciences                                                                                22,300  (a)             800,793

Convergys                                                                                        22,600  (a)             635,060

16

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

Deluxe                                                                                            9,400                  329,000

Dow Jones & Co.                                                                                  11,400                  513,000

Electronic Data Systems                                                                          62,000                3,990,940

Equifax                                                                                          19,000                  424,840

First Data                                                                                       51,900                3,506,883

Fiserv                                                                                           24,700  (a)             918,593

Gannett                                                                                          35,000                2,212,000

IMS Health                                                                                       39,000                  833,430

Interpublic Group Cos.                                                                           49,700                1,115,765

Knight-Ridder                                                                                     9,700                  545,625

McGraw-Hill Cos.                                                                                 25,800                1,356,564

Meredith                                                                                          6,560                  216,480

Moody's                                                                                          20,900                  725,648

New York Times, Cl. A                                                                            21,036                  867,735

Nextel Communications, Cl. A                                                                    101,300  (a)             805,335

Omnicom Group                                                                                    24,500                1,881,110

Paychex                                                                                          49,425                1,584,566

Quintiles Transnational                                                                          15,400  (a)             244,244

R. R. Donnelley & Sons                                                                           15,500                  395,250

Robert Half International                                                                        23,200  (a)             478,616

Ryder System                                                                                      8,100                  151,470

Sprint (PCS Group)                                                                              124,100  (a)           2,767,430

TMP Worldwide                                                                                    14,100  (a)             420,885

Tribune                                                                                          39,541                1,194,138

Univision Communications, Cl. A                                                                  27,600  (a)             690,000

Viacom, Cl. B                                                                                   235,750  (a)           8,607,232

Walt Disney                                                                                     276,700                5,143,853

Waste Management                                                                                 82,842                2,029,629

                                                                                                                      85,596,667

TECHNOLOGY--16.1%

ADC Telecommunications                                                                          103,500  (a)             470,925

Adobe Systems                                                                                    31,700                  836,880

Advanced Micro Devices                                                                           45,500  (a)             447,720

Agilent Technologies                                                                             60,508  (a)           1,347,513

Altera                                                                                           51,200  (a)           1,034,240

Analog Devices                                                                                   47,600  (a)           1,808,800

Andrew                                                                                           10,900  (a)             198,053

                                                                                                                     The Fund 17

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Apple Computer                                                                                   46,200  (a)             811,272

Applied Materials                                                                               107,700  (a)           3,673,647

Applied Micro Circuits                                                                           39,800  (a)             438,994

Autodesk                                                                                          7,100                  235,862

Avaya                                                                                            37,568  (a)             335,482

BMC Software                                                                                     32,300  (a)             486,761

Broadcom, Cl. A                                                                                  34,400  (a)           1,183,704

CIENA                                                                                            43,300  (a)             704,058

Cisco Systems                                                                                   969,100  (a)          16,397,172

Citrix Systems                                                                                   24,500  (a)             573,300

Compaq Computer                                                                                 223,649                1,956,929

Computer Associates International                                                                76,350                2,360,742

Compuware                                                                                        48,700  (a)             500,636

Comverse Technology                                                                              23,700  (a)             445,797

Conexant Systems                                                                                 32,700  (a)             331,905

Corning                                                                                         123,200                  992,992

Danaher                                                                                          18,900                1,053,486

Dell Computer                                                                                   344,400  (a)           8,258,712

Dover                                                                                            26,900                  886,355

EMC                                                                                             292,200  (a)           3,599,904

Eaton                                                                                             9,121                  596,878

Gateway                                                                                          43,100  (a)             243,515

Hewlett-Packard                                                                                 257,300                4,330,359

Intel                                                                                           890,500               21,746,010

International Business Machines                                                                 230,100               24,866,907

Intuit                                                                                           27,600  (a)           1,110,072

JDS Uniphase                                                                                    174,300  (a)           1,392,657

Jabil Circuit                                                                                    25,300  (a)             536,360

KLA-Tencor                                                                                       24,500  (a)           1,001,070

LSI Logic                                                                                        47,882  (a)             811,600

Lexmark International                                                                            17,000  (a)             760,750

Linear Technology                                                                                42,100                1,633,480

Lucent Technologies                                                                             451,021                3,021,841

Maxim Integrated Products                                                                        43,500  (a)           1,990,125

Mercury Interactive                                                                              10,900  (a)             259,638

Micron Technology                                                                                78,900  (a)           1,795,764

Microsoft                                                                                       712,700  (a)          41,443,505

18

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Molex                                                                                            25,825                  747,117

Motorola                                                                                        290,756                4,759,676

NCR                                                                                              12,800  (a)             453,760

National Semiconductor                                                                           23,000  (a)             597,540

Network Appliance                                                                                43,100  (a)             573,230

Nortel Networks                                                                                 421,880                2,451,123

Novell                                                                                           48,100  (a)             170,274

Novellus Systems                                                                                 18,900  (a)             624,267

Oracle                                                                                          743,300  (a)          10,079,148

PMC-Sierra                                                                                       21,800  (a)             353,814

Palm                                                                                             75,710  (a)             186,247

Parametric Technology                                                                            35,300  (a)             247,453

PeopleSoft                                                                                       38,900  (a)           1,158,053

PerkinElmer                                                                                      13,332                  358,764

Pitney Bowes                                                                                     32,706                1,199,002

Power-One                                                                                        10,500  (a)              83,055

QLogic                                                                                           12,200  (a)             480,070

QUALCOMM                                                                                        100,300  (a)           4,926,736

Sabre Holdings                                                                                   17,576  (a)             462,249

Sanmina                                                                                          42,300  (a)             640,422

Sapient                                                                                          16,400  (a)              70,684

Scientific-Atlanta                                                                               21,700                  452,879

Siebel Systems                                                                                   60,000  (a)             979,800

Solectron                                                                                        86,500  (a)           1,063,950

Sun Microsystems                                                                                431,200  (a)           4,376,680

Symbol Technologies                                                                              29,950                  384,857

Tektronix                                                                                        12,518  (a)             246,605

Tellabs                                                                                          54,200  (a)             739,830

Teradyne                                                                                         23,100  (a)             532,455

Texas Instruments                                                                               229,900                6,434,901

Unisys                                                                                           41,900  (a)             374,167

VERITAS Software                                                                                 52,630  (a)           1,493,639

Vitesse Semiconductor                                                                            24,500  (a)             231,280

Xerox                                                                                            91,948                  643,636

Xilinx                                                                                           44,000  (a)           1,338,480

                                                                                                                     208,828,215

                                                                                                                     The Fund 19

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES--7.2%

AES                                                                                              70,500  (a)             976,425

AT&T                                                                                            456,899                6,967,710

Allegheny Energy                                                                                 16,500                  603,075

Ameren                                                                                           18,200                  729,820

American Electric Power                                                                          42,640                1,786,616

BellSouth                                                                                       248,200                9,183,400

CINergy                                                                                          21,100                  636,798

Calpine                                                                                          39,500  (a)             977,625

CenturyTel                                                                                       18,700                  590,920

Citizens Communications                                                                          37,800  (a)             336,042

Consolidated Edison                                                                              28,100                1,109,669

Constellation Energy Group                                                                       21,700                  485,429

DTE Energy                                                                                       21,800                  908,842

Dominion Resources                                                                               35,134                2,147,390

Dynegy, Cl. A                                                                                    43,200                1,550,880

Edison International                                                                             43,100                  612,451

Enron                                                                                            98,800                1,373,320

Entergy                                                                                          29,200                1,134,420

Exelon                                                                                           42,437                1,785,325

FPL Group                                                                                        23,300                1,237,230

FirstEnergy                                                                                      29,700                1,023,462

GPU                                                                                              15,800                  626,470

Mirant                                                                                           44,939  (a)           1,168,414

Niagara Mohawk Holdings                                                                          21,200  (a)             379,904

PG&E                                                                                             51,300                  926,478

PPL                                                                                              19,300                  659,095

Pinnacle West Capital                                                                            11,200                  472,080

Progress Energy                                                                                  28,774                1,213,400

Qwest Communications International                                                              219,974                2,848,663

Reliant Energy                                                                                   39,344                1,099,665

SBC Communications                                                                              445,978               16,996,222

Southern                                                                                         90,700                2,167,730

Sprint (FON Group)                                                                              117,400                2,348,000

TECO Energy                                                                                      17,800                  458,350

TXU                                                                                              34,020                1,559,477

Verizon Communications                                                                          358,092               17,836,562

20

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

WorldCom- WorldCom Group                                                                        382,402  (a)           5,143,307

Xcel Energy                                                                                      45,430                1,284,760

                                                                                                                      93,345,426

TOTAL COMMON STOCKS

   (cost $1,257,944,841)                                                                                           1,274,624,699
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                 Principal
SHORT-TERM INVESTMENTS--1.4%                                                                    Amount ($)           Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT--1.3%

Goldman Sachs & Co., Tri-Party Repurchase Agreement,

  2.56%, dated 10/31/2001, due 11/1/2001 in the

  amount of $16,651,184 (fully collateralized by

  16,878,000 U.S. Treasury Note, 2.75%, 10/31/2003,

   value $16,983,488)                                                                        16,650,000               16,650,000

U.S. TREASURY BILLS--.1%

3.40%, 11/29/2001                                                                               300,000  (b)             299,508

2.28%, 12/13/2001                                                                             1,500,000  (b)           1,496,445

                                                                                                                       1,795,953

TOTAL SHORT-TERM INVESTMENTS

   (cost $18,445,241)                                                                                                 18,445,953
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,276,390,082)                                                          100.0%            1,293,070,652

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (.0%)               (278,522)

NET ASSETS                                                                                       100.0%            1,292,792,130

(A) NON-INCOME PRODUCING.

(B) PARTIALLY HELD BY THE BROKER IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Fund 21

STATEMENT OF FINANCIAL FUTURES


October 31, 2001



                                                                 Market Value                                          Unrealized
                                                                   Covered by                                        Appreciation
                                            Contracts           Contracts ($)                  Expiration       at 10/31/2001 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

Standard & Poor's 500                              76             20,153,300                December 2001               93,725

SEE NOTES TO FINANCIAL STATEMENTS.

22

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2001

                                                             Cost          Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
   Investments--Note 1(c)                           1,276,390,082 1,293,070,652

Cash                                                                    828,890

Receivable for investment securities sold                                75,751

Dividends and interest receivable                                     1,087,447

Receivable for shares of Capital Stock subscribed                        74,414

Receivable for futures variation margin--Note 1(d)                       26,850

                                                                  1,295,164,004
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   223,778

Payable for shares of Capital Stock redeemed                          2,001,456

Payable for investment securities purchased                             146,640

                                                                      2,371,874
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,292,792,130
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,337,780,707

Accumulated undistributed investment income--net                      5,416,444

Accumulated net realized gain (loss) on investments                 (67,179,316)

Accumulated net unrealized appreciation (depreciation)
   on investments (including $93,725 net unrealized
   appreciation on financial futures)--Note 3                        16,774,295
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,292,792,130
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(150 million shares of $.001 par value Capital Stock authorized)     58,346,761

NET ASSET VALUE, offering and redemption price per share ($)              22.16

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 23

STATEMENT OF OPERATIONS

Year Ended October 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $88,730 foreign taxes withheld at source)    19,522,566

Interest                                                               562,298

TOTAL INCOME                                                        20,084,864

EXPENSES:

Management fee--Note 2                                               3,089,312

Interest expense--Note 4                                                30,124

Loan commitment fees--Note 4                                            19,184

TOTAL EXPENSES                                                       3,138,620

INVESTMENT INCOME--NET                                              16,946,244
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                            (52,152,126)

Net realized gain (loss) on financial futures                       (3,285,858)

NET REALIZED GAIN (LOSS)                                           (55,437,984)

Net unrealized appreciation (depreciation) on investments [including
  ($70,400) net unrealized (depreciation) on financial futures    (514,444,185)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (569,882,169)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (552,935,925)

SEE NOTES TO FINANCIAL STATEMENTS.

24

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                           -------------------------------------
                                                     2001                2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         16,946,244          20,988,748

Net realized gain (loss) on investments       (55,437,984)           (275,406)

Net unrealized appreciation (depreciation)
   on investments                            (514,444,185)        (78,779,273)

NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS              (552,935,925)        (58,065,931)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                       (18,615,385)         (18,409,918)

Net realized gain on investments              (2,310,498)         (14,475,871)

TOTAL DIVIDENDS                              (20,925,883)         (32,885,789)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 358,657,570       1,028,257,891

Dividends reinvested                           19,921,778          32,035,615

Cost of shares redeemed                      (501,690,384)       (726,859,112)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                (123,111,036)        333,434,394

TOTAL INCREASE (DECREASE) IN NET ASSETS      (696,972,844)        242,482,674
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,989,764,974        1,747,282,300

END OF PERIOD                               1,292,792,130        1,989,764,974

Undistributed investment income--net            5,416,444            7,085,585
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    14,009,608          33,966,492

Shares issued for dividends reinvested            724,516           1,078,304

Shares redeemed                               (22,855,325)       (29,320,233)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (8,121,201)         5,724,563

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                  The Fund 25

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                              Year Ended October 31,
                                                 -------------------------------------------------------------------------
                                                 2001              2000            1999            1998             1997
--------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period            29.94             28.76           23.34           19.73           15.38

Investment Operations:

Investment income--net                            .28(a)            .31(a)          .34(a)          .31             .30

Net realized and unrealized gain (loss)
   on investments                               (7.72)              1.38           5.52            3.89            4.52

Total from Investment Operations                (7.44)              1.69           5.86            4.20            4.82

Distributions:

Dividends from investment income--net            (.30)             (.28)           (.35)           (.31)           (.28)

Dividends from net realized gain
   on investments                                (.04)             (.23)           (.09)           (.28)           (.19)

Total Distributions                              (.34)             (.51)           (.44)           (.59)           (.47)

Net asset value, end of period                  22.16             29.94           28.76           23.34           19.73
--------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                               (25.08)             5.92           25.34           21.68           31.87
-------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                             .20               .20             .20             .20             .20

Ratio of net investment income
   to average net assets                         1.10              1.04            1.23            1.45            1.72

Portfolio Turnover Rate                          6.34              4.16           16.58           16.76            3.75
--------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                              1,292,792         1,989,765       1,747,282       1,133,147         803,142

(A)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.

26

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC S& P 500 Stock Index Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering seventeen series including the fund. The fund's investment objective is to replicate the total return of the Standard & Poor's 500 Composite Stock Price Index primarily through investments in equity securities. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

                                                                   The Fund 27

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Financial futures: The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 2001, are set forth in the Statement of Financial Futures.

28

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $44,810,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2001. If not applied, the carryover expires in fiscal 2009.

NOTE 2--Investment Management Fee And Other Transactions with Affiliates:

Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third and/or affiliated parties to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .20 of 1% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is
                                                                  The Fund 29

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended October 31, 2001, amounted to $98,110,340 and $329,805,450, respectively.

At October 31, 2001, accumulated net unrealized appreciation on investments and financial futures was $16,774,295, consisting of $240,577,038 gross unrealized appreciation and $223,802,743 gross unrealized depreciation.

At October 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

30

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The  average  daily  amount  of  borrowings  outstanding during the period ended
October 31, 2001, was approximately $579,800, with a related weighted average annualized interest rate of 5.20%.

                                                                 The Fund 31

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus BASIC S& P 500 Stock Index Fund (the "Fund") of The Dreyfus/Laurel Funds, Inc., including the statements of investments and financial futures, as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers and other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC S&P 500 Stock Index Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                       /s/ KPMG LLP

New York, New York
December 10, 2001

32

IMPORTANT TAX INFORMATION

For Federal tax purposes, the fund hereby designates $.0203 per share as a long-term capital gain distribution of the $.1200 per share paid on December 27, 2000.

The fund also designates 99.08% of the ordinary dividends paid during the fiscal year ended October 31, 2001 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2002 of the percentage applicable to the preparation of their 2001 income tax returns.

                                                             The Fund 33


                        For More Information

                        Dreyfus BASIC S&P 500 Stock Index Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to
info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  713AR1001


Dreyfus
Bond Market
Index Fund


ANNUAL REPORT
October 31, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            22   Statement of Assets and Liabilities

                            23   Statement of Operations

                            24   Statement of Changes in Net Assets

                            25   Financial Highlights

                            27   Notes to Financial Statements

                            33   Independent Auditors' Report

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                         Bond Market Index Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Bond Market Index Fund covers the period from November 1, 2000 through October 31, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Laurie Carroll.

It is impossible to discuss the economic and market events of the reporting period without addressing the devastating terrorist attacks of September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before September 11, a slowing economy had prompted the Federal Reserve Board (the "Fed") to reduce short-term interest rates to their lowest levels in more than seven years. Since the attacks, the Fed has reduced rates even further in an attempt to offset the adverse economic effects that resulted from the disruption in business activity and consumer spending. Recent events may have prolonged existing economic weakness, but we believe that the U.S. may begin to see economic recovery in the months ahead. In the meantime, there is little doubt that high quality, taxable bond yields will remain relatively low and that the investment environment in general will continue to be challenging.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies. For additional market perspectives, please visit the Market Commentary section at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2001

2

DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Bond Market Index Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2001, Dreyfus Bond Market Index Fund's Investor shares and BASIC shares produced total returns of 13.99% and 14.25%, respectively.(1) The fund's benchmark, the Lehman Brothers Aggregate Bond Index (the "Index"), produced a total return of 14.56% for the same period.(2) The difference in returns was primarily due to transaction costs and other fund operating expenses.

What is the fund's investment approach?

The fund seeks to match the total return of the Lehman Brothers Aggregate Bond Index. To pursue that goal, the fund invests primarily in securities that are included in the Index.

While the fund seeks to mirror the returns of the Index, it does not hold the same number of bonds. Instead, the fund holds approximately 350 securities as compared to 6,500 bonds in the Index. As a matter of policy, the fund's AVERAGE DURATION -- a measure of sensitivity to changing interest rates -- generally remains neutral to the Index. As of October 31, 2001, the average duration of both the Index and the fund was approximately six years.

What other factors influenced the fund's performance?

This has been a very volatile time for the fixed-income markets, and several events affected the fund' s performance during the reporting period. When the reporting period began, the U.S. economy was already showing signs of slowing. In this environment, many corporations chose to postpone their spending plans. Citing concerns over high debt levels, many major independent credit rating agencies downgraded their ratings of many corporate debt securities during the reporting period. While the fund maintains a neutral weighting to the various sectors of the bond market, it doesn' t invest in all of the secu-
                                                                     The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

rities that the Index does. Rather, the fund uses a "sampling" technique in which fewer securities are held, allowing us to select certain securities over others. We responded to credit quality concerns by scrutinizing the fund's corporate holdings and selecting higher quality securities over lower rated ones.

The terrorist attacks of September 11 served to increase the level of economic uncertainty. Corporate layoffs increased, and tentative decisions to reduce capital spending were solidified. Nonetheless, despite the bleak economic environment and credit downgrades, corporate securities provided some of the highest fixed-income returns for the reporting period. This was particularly true for those with the highest credit quality, such as the ones we chose to emphasize.

In early January, the Federal Reserve Board (the "Fed") began one of the most aggressive rate-cutting campaigns in recent history, another factor that affected performance. In nine separate moves during the reporting period, the Fed reduced short-term interest rates, in the aggregate, by 4.00 percentage points. The result of these interest rate cuts has been lower bond yields, most notably in the fund's U.S. Treasury and government agency holdings.

Finally, on October 31, the last day of the reporting period, the Treasury Department announced that it would no longer issue 30-year bonds, a move that resulted in the largest bond market rally in more than a decade. The demise of the long bond, which had been widely discussed but whose timing was unanticipated, prompted traders and dealers to rush to buy the existing supply. In response, U.S. Treasury securities prices surged and yields plunged.

In contrast, mortgage-backed securities, which comprise approximately one-third of the fund' s total assets, were negatively affected by the interest-rate declines. When interest rates fall, many individuals refinance their mortgages at lower prevailing interest rates, thereby paying off the original debt and returning principal to bondholders.

4

What is the fund's current strategy?

As index investors, we do not base our investment decisions on market or economic trends; our goal is to seek to replicate the return of the Index. To achieve this goal, we attempt to mirror four key elements of the Index: its
average   maturity,   industry   groups,   credit   quality  and  coupon  rate.

We plan to continue our strategy of closely monitoring the Index to try to assure that we are able to replicate its return. Accordingly, as of October 31, 2001, approximately 43% of the fund's assets were invested in mortgage-backed securities, followed by 27% in corporate bonds and asset-backed securities, 26% in U.S. Treasury securities, 3% in U.S. government agency bonds and 1% in
repurchase    agreements.

November 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                             The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Bond Market Index Fund BASIC shares and the Lehman Brothers Aggregate Bond Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 10/31/01


                                                   Inception                                                          From
                                                     Date                1 Year                5 Years              Inception
------------------------------------------------------------------------------------------------------------------------------------

BASIC SHARES                                       11/30/93              14.25%                 7.77%                6.86%

INVESTOR SHARES                                     4/28/94              13.99%                 7.52%                7.46%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN BASIC SHARES OF DREYFUS BOND MARKET INDEX FUND ON 11/30/93 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS AGGREGATE BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR INVESTOR SHARES WILL VARY FROM THE PERFORMANCE OF BASIC SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE PERFORMANCE OF THE FUND'S BASIC SHARES SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES, AND ASSET-BACKED SECURITIES. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

6

STATEMENT OF INVESTMENTS


October 31, 2001

                                                                                               Principal
BONDS AND NOTES--99.1%                                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AIRCRAFT AND AEROSPACE--.6%

Boeing:

   Deb., 8.1%, 2006                                                                              25,000                   28,386

   Deb., 8.625%, 2031                                                                            10,000                   12,267

   Deb., 7.25%, 2025                                                                            150,000                  161,301

Delta Airlines Pass-Through Trust,

   Ser. 2000-1, Cl. A2, 7.57%, 2010                                                             100,000                  107,137

Lockheed Martin,

   Notes, 8.2%, 2009                                                                            200,000                  232,757

Raytheon,

   Notes, 6.5%, 2005                                                                            275,000                  287,728

Rockwell International,

   Notes, 6.75%, 2002                                                                            30,000                   30,967

United Technologies,

   Deb., 8.75%, 2021                                                                             50,000                   62,198

                                                                                                                         922,741

ASSET-BACKED CTFS.--1.4%

Asset Securitization,

   Ser. 1997-D4, Cl. A1D, 7.49%, 2029                                                           300,000                  332,938

Capital One Master Trust,

   Ser. 2001-5, Cl. A, 5.3%, 2009                                                               400,000                  416,828

Daimler Chrysler Auto Trust,

   Ser. 2000-C, Cl. A4, 6.85%, 2005                                                             350,000                  376,567

MBNA Master Credit Card Trust,

   Ser. 1995-C, Cl. A, 6.45%, 2008                                                              400,000                  433,076

Peco Energy Transition Trust,

   Ser. 1999-A, Cl. A7, 6.13%, 2009                                                             235,000                  253,038

Premier Auto Trust,

   Ser. 1999-2, Cl. A3, 5.49%, 2003                                                             216,609                  217,562

                                                                                                                       2,030,009

AUTOMOTIVE--.8%

Chrysler,

   Deb., 7.45%, 2027                                                                             50,000                   47,461

Delphi Auto Systems,

   Deb., 7.125%, 2029                                                                           125,000                  112,148

Ford Capital B.V.,

   Notes, 9.875%, 2002                                                                           25,000                   25,868

Ford Motor,

   Notes, 7.45%, 2031                                                                           150,000                  140,649

                                                                                                     The Fund 7

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUTOMOTIVE (CONTINUED)

General Motors:

   Deb., 8.8%, 2021                                                                             150,000                  168,019

   Notes, 7%, 2003                                                                               40,000                   41,624

   Notes, 7.2%, 2011                                                                            175,000                  175,732

Hertz,

   Sr. Notes, 8.25%, 2005                                                                       300,000                  328,448

TRW,

   Notes, 6.25%, 2010                                                                           100,000                   93,603

                                                                                                                       1,133,552

BANKING--4.3%

Banc One:

   Notes, 6.875%, 2006                                                                          500,000                  540,548

   Sub. Notes, 9.875%, 2019                                                                       5,000                    6,118

BankAmerica,

   Sub. Notes, 7.75%, 2002                                                                       25,000                   25,873

Bankers Trust New York,

   Sub. Deb., 7.5%, 2015                                                                         75,000                   84,847

Bayerische Landesbank New York,

   Sub. Notes, 5.875%, 2008                                                                     300,000                  312,977

Capital One Bank,

   Sr. Notes, 8.25%, 2005                                                                       500,000                  526,432

Chemical,

   Sub. Notes, 6.125%, 2008                                                                      15,000                   15,564

Citigroup:

   Notes, 7.25%, 2010                                                                           400,000                  444,330

   Notes, 6.625%, 2028                                                                          100,000                  100,970

Dresdner Bank-New York,

   Sub. Notes, 7.25%, 2015                                                                      145,000                  160,346

FBS Capital I,

   Gtd. Capital Securities, 8.09%, 2026                                                         100,000                  106,475

First Bank System,

   Sub. Notes, 7.625%, 2005                                                                      55,000                   60,569

First Union,

   Sub. Notes, 6.3%, 2008                                                                       100,000                  101,916

Fleet Boston,

   Sub. Notes, 7.375%, 2009                                                                     175,000                  193,757

HSBC Holding,

   Sub. Notes, 7.5%, 2009                                                                       200,000                  223,905

Key Bank,

   Sub. Deb., 6.95%, 2028                                                                       100,000                  103,338

8
                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BANKING (CONTINUED)

MBNA America Bank:

   Sr. Notes, 7.75%, 2005                                                                       250,000                  269,266

   Sub. Notes, 6.75%, 2008                                                                      100,000                  102,865

Morgan (J.P.) Chase,

   Notes, 5.625%, 2006                                                                          500,000                  519,753

NB Capital Trust IV,

   Gtd. Capital Securities, 8.25%, 2027                                                          55,000                   60,104

National City,

   Sub. Notes, 6.625%, 2004                                                                     750,000                  798,386

NationsBank:

   Sub. Notes, 6.875%, 2005                                                                      10,000                   10,879

   Sub. Notes, 7.625%, 2005                                                                     190,000                  211,089

PNC Funding,

   Notes, 7%, 2004                                                                              225,000                  243,414

Republic New York Corp.,

   Sub. Notes, 5.875%, 2008                                                                      25,000                   25,545

Royal Bank of Scotland,

   Sub. Notes, 6.375%, 2011                                                                     160,000                  168,986

Santander Finance Issuances,

   Sub. Notes, 7.25%, 2006                                                                      100,000                  107,997

Sanwa Finance Aruba,

   Notes, 8.35%, 2009                                                                           150,000                  163,821

Wachovia,

   Sub. Notes, 6.375%, 2003                                                                      15,000                   15,726

Washington Mutual,

   Sr. Notes, 6.25%, 2006                                                                       500,000                  528,251

Wells Fargo Capital,

   Gtd. Capital Securities, 7.96%, 2026                                                          30,000                   32,472

                                                                                                                       6,266,519

BROADCASTING AND MEDIA--.2%

Comcast Cable Communications,

   Sr. Notes, 6.75%, 2011                                                                       150,000                  155,802

Cox Communications,

   Deb., 6.8%, 2028                                                                             150,000                  141,343

                                                                                                                         297,145

CHEMICALS--.2%

duPont (E.I.) de Nemours,

   Notes, 6.75%, 2002                                                                            40,000                   41,671

                                                                                                     The Fund 9

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CHEMICALS (CONTINUED)

Eastman Chemical,

   Notes, 6.375%, 2004                                                                           30,000                   30,966

Morton International,

   Deb., 9.25%, 2020                                                                              5,000                    6,140

Potash-Saskatchewan,

   Notes, 7.75%, 2011                                                                           200,000                  218,882

                                                                                                                         297,659

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--1.3%

Bear Stearns Commercial Mortgage Securities,

   Ser. 1999-WF2, Cl. A2, 7.08%, 2009                                                           250,000                  274,852

Chase Commercial Mortgage Securities,

   Ser. 2000-2, Cl. A2, 7.631%, 2032                                                            250,000                  281,231

GMAC Commercial Mortgage Securities,

   Ser. 1998-C1, Cl. A2, 6.7%, 2008                                                             225,000                  240,298

Heller Financial Commercial Mortgage Asset,

   Ser. 1999-PH-1, Cl. A2, 6.847%, 2031                                                         150,000                  163,029

LB Commercial Conduit Mortgage Trust,

   Ser. 1999-C2, Cl. A2, 7.325%, 2009                                                           200,000                  222,119

Morgan Stanley Capital I,

   Ser. 1998-WF1, Cl. A1, 6.25%, 2007                                                           330,946                  349,322

Salomon Brothers Mortgage Securities VII,

   Ser. 2000-C1, Cl. A2, 7.52%, 2009                                                            300,000                  335,139

                                                                                                                       1,865,990

CONSUMER--.2%

Maytag,

   Deb., 9.75%, 2002                                                                              5,000                    5,164

Procter & Gamble,

   Notes, 5.25%, 2003                                                                           200,000                  207,545

Whirlpool,

   Notes, 9%, 2003                                                                               10,000                   10,512

                                                                                                                         223,221

DRUGS AND PHARMACEUTICALS--.5%

Abbott Laboratories,

   Notes, 5.625%, 2006                                                                          500,000                  525,974

Bristol-Myers Squibb,

   Notes, 5.75%, 2011                                                                           250,000                  260,433

                                                                                                                         786,407

ENTERTAINMENT/MEDIA--.6%

Disney (Walt),

   Sr. Notes, 6.75%, 2006                                                                        20,000                   21,431

10
                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENTERTAINMENT/MEDIA (CONTINUED)

News America Holdings,

   Notes, 8.25%, 2018                                                                           150,000                  157,283

Reed Elsevier Capital,

   Medium-Term Notes, 7%, 2005                                                                  200,000                  215,488

Time Warner,

   Deb., 6.95%, 2028                                                                            350,000                  343,578

Viacom,

   Deb., 7.625%, 2016                                                                           125,000                  142,224

                                                                                                                         880,004

FINANCIAL SERVICES--2.8%

Aetna Services,

   Notes, 7.625%, 2026                                                                           50,000                   55,243

American General Finance:

   Notes, 5.875%, 2006                                                                          350,000                  365,576

   Notes, 8.125%, 2009                                                                           10,000                   11,480

Bear Stearns:

   Sr. Notes, 8.75%, 2004                                                                        10,000                   11,046

   Sr. Notes, 7.25%, 2006                                                                        75,000                   81,593

CIT Group,

   Sr. Notes, 7.125%, 2004                                                                      300,000                  324,226

Countrywide Home Loan,

   Notes, 5.5%, 2006                                                                            400,000                  409,545

Credit Suisse First Boston,

   Notes, 5.875%, 2006                                                                          300,000                  310,538

Ford Motor Credit,

   Notes, 7.375%, 2011                                                                          400,000                  406,728

GMAC:

   Deb., 6%, 2011                                                                                70,000                   64,681

   Notes, 6.75%, 2006                                                                           600,000                  615,341

General Electric Capital:

   Deb., 5.5%, 2001                                                                              10,000                   10,000

   Notes, 8.3%, 2009                                                                             15,000                   17,843

   Notes, 8.125%, 2012                                                                          100,000                  122,153

Goldman Sachs,

   Notes, 7.35%, 2009                                                                           100,000                  108,755

Household Finance,

   Notes, 8%, 2010                                                                              130,000                  146,522

Lehman Brothers,

   Notes, 6.625%, 2008                                                                          200,000                  211,062

                                                                                                                     The Fund 11

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL SERVICES (CONTINUED)

Merrill Lynch:

   Notes, 8.3%, 2002                                                                             15,000                   15,823

   Notes, 6.875%, 2018                                                                          150,000                  159,687

Norwest Financial,

   Sr. Notes, 7%, 2003                                                                           15,000                   15,749

Paine Webber,

   Sr. Notes, 6.55%, 2008                                                                       150,000                  162,725

Sears, Roebuck Acceptance:

   Deb., 6.75%, 2028                                                                            100,000                   90,206

   Notes, 7%, 2007                                                                               35,000                   36,595

Toyota Motor Credit,

   Notes, 5.625%, 2003                                                                          200,000                  209,308

U.S. Leasing International,

   Notes, 6.625%, 2003                                                                           30,000                   31,029

                                                                                                                       3,993,454

FOOD AND BEVERAGES--1.9%

Albertson's,

   Sr. Notes, 7.25%, 2013                                                                       250,000                  273,237

Archer-Daniels-Midland,

   Deb., 0%, 2002                                                                                 5,000                    4,944

Coca-Cola,

   Notes, 6.625%, 2002                                                                           35,000                   36,278

Coca-Cola Enterprises,

   Deb., 8.5%, 2022                                                                             100,000                  122,522

ConAgra,

   Notes, 7.875%, 2010                                                                          200,000                  226,311

Delhaize America,

   Notes, 8.125%, 2011                                                                          250,000  (a)             282,132

Diageo,

   Notes, 6.125%, 2005                                                                          200,000                  212,974

Heinz (H.J.),

   Deb., 6.375%, 2028                                                                           100,000                   95,858

Hershey Foods,

   Deb., 8.8%, 2021                                                                              30,000                   37,014

Kellogg's,

   Notes, 6%, 2006                                                                              300,000                  314,856

Kraft Foods,

   Notes, 4.625%, 2006                                                                          450,000                  451,287

Nabisco,

   Deb., 7.55%, 2015                                                                             40,000                   44,566

12
                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FOOD AND BEVERAGES (CONTINUED)

Ralston-Purina Group,

   Notes, 8.625%, 2022                                                                           40,000                   48,833

Safeway,

   Notes, 7.5%, 2009                                                                            200,000                  224,497

Sara Lee,

   Notes, 6.25%, 2011                                                                           300,000                  316,004

Supervalu,

   Notes, 7.8%, 2002                                                                             15,000                   15,293

Sysco,

   Notes, 7%, 2006                                                                               25,000                   27,247

                                                                                                                       2,733,853

FOREIGN--2.3%

Hydro-Quebec:

   Ser. HH, Deb., 8.5%, 2029                                                                    200,000                  259,125

   Ser. HK, Deb., 9.375%, 2030                                                                   20,000                   28,255

Inter-American Development Bank,

   Deb., 7%, 2003                                                                               600,000                  642,296

Italy Government Bonds,

   Deb., 6.875%, 2023                                                                            70,000                   80,190

KFW International Finance,

   Deb., 8%, 2010                                                                                35,000                   42,077

   Notes, 5.25%, 2006                                                                           300,000                  312,894

Kingdom of Spain,

   Notes, 7%, 2005                                                                              200,000                  221,671

Korea Development Bank,

   Bonds, 7.25%, 2006                                                                           300,000                  323,020

Province of British Columbia:

   Bonds, 7%, 2003                                                                               20,000                   20,859

   Bonds, 6.5%, 2026                                                                             25,000                   26,742

Province of Manitoba,

   Deb., 8.8%, 2020                                                                              10,000                   13,225

Province of New Brunswick,

   Deb., 6.75%, 2013                                                                             30,000                   33,808

Province of Ontario,

   Notes, 5.5%, 2008                                                                            500,000                  525,347

Province of Quebec,

   Deb., 7.5%, 2023                                                                              50,000                   57,349

Province of Saskatchewan, C.D.A.,

   Deb., 9.125%, 2021                                                                            10,000                   13,680

                                                                                                                     The Fund 13

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FOREIGN (CONTINUED)

Republic of Finland,

   Bonds, 6.95%, 2026                                                                            25,000                   28,710

Republic of Korea,

   Notes, 8.875%, 2008                                                                          300,000                  352,950

Republic of Portugal,

   Notes, 5.75%, 2003                                                                           100,000                  104,534

United Mexican States,

   Notes, 9.875%, 2010                                                                          275,000                  305,250

                                                                                                                       3,391,982

INDUSTRIAL--.9%

Alcoa,

   Notes, 7.375%, 2010                                                                          150,000                  169,257

Caterpillar,

   Deb., 9.375%, 2011                                                                           150,000                  194,216

Eaton,

   Deb., 8.1%, 2022                                                                              10,000                   11,016

Emerson Electric,

   Notes, 6.3%, 2005                                                                             35,000                   37,173

Ingersoll-Rand,

   Notes, 5.75%, 2003                                                                           500,000                  513,003

PPG Industries,

   Notes, 7.375%, 2016                                                                           45,000                   50,088

Tyco International,

   Sr. Notes, 6.75%, 2011                                                                       250,000                  261,217

                                                                                                                       1,235,970

INSURANCE--.6%

Allstate,

   Sr. Notes, 7.875%, 2005                                                                      300,000                  330,857

Hartford Life,

   Notes, 6.9%, 2004                                                                            200,000                  214,434

Progressive,

   Sr. Notes, 6.625%, 2029                                                                      100,000                   91,033

Torchmark,

   Deb., 8.25%, 2009                                                                            150,000                  164,396

                                                                                                                         800,720

OIL AND GAS--1.5%

Amoco Canada,

   Deb., 6.75%, 2023                                                                            150,000                  162,860

Anadarko Finance,

   Notes, 6.75%, 2011                                                                           250,000                  262,449

14
                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

OIL AND GAS (CONTINUED)

Apache,

   Deb., 7.95%, 2026                                                                            150,000                  166,772

Burlington Resources,

   Deb., 6.875%, 2026                                                                            70,000                   69,225

Conoco,

   Sr. Notes, 6.35%, 2009                                                                       300,000                  311,380

Kerr-McGee,

   Notes, 6.875%, 2011                                                                          250,000                  258,117

Phillips Petroleum,

   Notes, 8.75%, 2010                                                                           200,000                  238,467

Sempra Energy,

   Notes, 7.95%, 2010                                                                           200,000                  218,167

Texaco Capital,

   Deb., 6.875%, 2023                                                                            25,000                   26,636

Union Oil of California,

   Deb., 9.125%, 2006                                                                           200,000                  231,179

Williams Cos.,

   Notes, 7.75%, 2031                                                                           150,000                  154,154

                                                                                                                       2,099,406

PAPER PRODUCTS--.4%

Abitibi-Consolidated,

   Deb., 8.3%, 2005                                                                             150,000                  162,181

Bowater,

   Deb., 9.375%, 2021                                                                            10,000                   10,953

Georgia-Pacific:

   Deb., 9.625%, 2022                                                                            25,000                   25,297

   Notes, 7.75%, 2029                                                                           125,000                  112,956

International Paper:

   Notes, 7.625%, 2007                                                                           10,000                   10,919

International Paper (continued):

   Notes, 6.75%, 2011                                                                           200,000                  205,646

Weyerhaeuser,

   Deb., 7.95%, 2025                                                                             20,000                   21,447

                                                                                                                         549,399

RETAIL--.7%

Dayton Hudson,

   Deb., 8.5%, 2022                                                                              20,000                   22,328

Federated Department Stores,

   Deb., 7.45%, 2017                                                                            115,000                  115,569

                                                                                                                    The Fund 15

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RETAIL (CONTINUED)

Limited,

   Deb., 7.5%, 2023                                                                             110,000                  102,974

May Department Stores,

   Notes, 9.875%, 2002                                                                           15,000                   16,065

Nike,

   Sr. Notes, 5.5%, 2006                                                                        400,000                  413,235

Target,

   Deb., 7%, 2031                                                                               125,000                  134,098

Wal-Mart Stores,

   Sr. Notes, 6.875%, 2009                                                                      150,000                  167,947

                                                                                                                         972,216

TECHNOLOGY--.7%

Compaq Computer,

   Notes, 7.45%, 2002                                                                           500,000                  511,572

Hewlett Packard,

   Notes, 7.15%, 2005                                                                           300,000                  322,955

IBM:

   Deb., 7.5%, 2013                                                                              75,000                   88,320

   Deb., 7%, 2025                                                                               120,000                  130,631

                                                                                                                       1,053,478

TELEPHONE AND TELEGRAPH--2.8%

AT&T:

   Deb., 8.35%, 2025                                                                              5,000                    5,275

   Notes, 7%, 2005                                                                               15,000                   15,863

AT&T Canada,

   Sr. Notes, 7.65%, 2006                                                                       250,000                  163,144

AT&T Wireless Services,

   Sr. Notes, 7.875%, 2011                                                                      250,000  (a)             270,958

Alltel,

   Sr. Notes, 7.6%, 2009                                                                        200,000                  213,597

Bell Telephone Pennsylvania,

   Deb., 6.75%, 2008                                                                            250,000                  251,329

Bellsouth Telecommunications,

   Deb., 6.375%, 2028                                                                           100,000                   96,636

British Telecom,

   Bonds, 8.625%, 2030                                                                          150,000                  179,960

Deutsche Telekom International Finance,

   Bonds, 8%, 2010                                                                              300,000                  333,053

France Telecom,

   Bonds, 8.5%, 2031                                                                            100,000  (a)             114,104

16
                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELEPHONE AND TELEGRAPH (CONTINUED)

GTE,

   Deb., 9.1%, 2003                                                                              35,000                   38,224

New Jersey Bell Telephone,

   Deb., 8%, 2022                                                                                25,000                   28,305

Pacific-Bell Telephone:

   Deb., 7.375%, 2025                                                                            75,000                   78,046

   Deb., 7.125%, 2026                                                                            10,000                   10,823

Qwest Capital Funding,

   Notes, 7.9%, 2010                                                                            600,000                  640,696

Southwestern Bell Telephone,

   Notes, 6.625%, 2005                                                                          150,000                  160,594

Sprint Capital,

   Sr. Notes, 7.625%, 2011                                                                      250,000                  265,458

Telefonica Europe,

   Gtd. Notes, 7.75%, 2010                                                                      200,000                  217,921

U.S. West Communications,

   Deb., 6.875%, 2033                                                                            25,000                   22,278

Verizon Global Funding,

   Notes, 7.25%, 2010                                                                           300,000                  329,796

Vodafone Group,

   Notes, 7.75%, 2010                                                                           150,000                  168,144

Worldcom,

   Bonds, 8.25%, 2031                                                                           400,000                  410,730

                                                                                                                       4,014,934

TOBACCO--.0%

Fortune Brands,

   Deb., 8.625%, 2021                                                                             5,000                    5,961

Philip Morris,

   Deb., 8.375%, 2017                                                                             9,000                    9,232

                                                                                                                          15,193

TRANSPORTATION--.6%

Burlington North Santa Fe,

   Notes, 6.75%, 2011                                                                           200,000                  211,312

CSX,

   Deb., 7.45%, 2007                                                                            350,000                  387,472

Canadian National Railway,

   Notes, 6.9%, 2028                                                                            100,000                  101,185

Federal Express,

   Notes, 9.875%, 2002                                                                           15,000                   15,305

                                                                                                                     The Fund 17

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TRANSPORTATION (CONTINUED)

Norfolk Southern:

   Deb., 9%, 2021                                                                                10,000                   11,919

   Deb., 7.8%, 2027                                                                              50,000                   55,735

United Parcel Service,

   Deb., 8.375%, 2020                                                                            10,000                   12,452

                                                                                                                         795,380

UTILITIES-ELECTRIC--2.2%

Baltimore Gas & Electric:

   First Mortgage Bonds, 7.5%, 2007                                                              10,000                   11,212

   First Mortgage Bonds, 7.5%, 2023                                                              33,000                   33,526

Carolina Power & Light,

   First Mortgage Bonds, 8.2%, 2022                                                              15,000                   16,062

Commonwealth Edison,

   Deb., 6.4%, 2005                                                                             200,000                  211,257

DTE Energy,

   Sr. Notes, 7.05%, 2011                                                                       250,000                  272,106

Duke Capital,

   Sr. Notes, 8%, 2019                                                                          125,000                  142,766

FPL Group Capital,

   Notes, 7.375%, 2009                                                                          300,000                  329,397

Florida Power & Light:

   First Mortgage Bonds, 6.625%, 2003                                                            30,000                   30,084

   First Mortgage Bonds, 7.75%, 2023                                                             25,000                   26,373

Mirant Americas,

   Sr. Notes, 8.3%, 2011                                                                        200,000                  214,129

New York State Electric & Gas,

   First Mortgage Bonds, 9.875%, 2020                                                            10,000                   10,420

Niagara Mohawk Power,

   First Mortgage Bonds, 7.75%, 2006                                                            400,000                  443,179

Nisource Finance,

   Notes, 7.625%, 2005                                                                          300,000                  327,849

Northern States Power,

   First Mortgage Bonds, 7.125%, 2025                                                           100,000                  105,479

PP&L Resources,

   First Mortgage Bonds, 6.55%, 2006                                                             25,000                   26,304

PPL Electric Utilities,

   Sr. Notes, 6.25%, 2009                                                                       300,000                  311,204

18
                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES-ELECTRIC (CONTINUED)

Public Service Electric & Gas:

   First Mortgage Bonds, 6.125%, 2002                                                            20,000                   20,378

   First Mortgage Bonds, 6.5%, 2004                                                              25,000                   26,447

South Carolina Electric & Gas,

   First Mortgage Bonds, 9%, 2006                                                                20,000                   23,176

Texas Utilities,

   First Mortgage Bonds, 8.75%, 2023                                                             35,000                   38,139

Union Electric,

   First Mortgage Bonds, 6.75%, 2008                                                             25,000                   26,684

Virginia Electric & Power,

   First Mortgage Bonds, 7.625%, 2007                                                           325,000                  366,793

Wisconsin Electric & Power,

   First Mortgage Bonds, 7.7%, 2027                                                             190,000                  195,455

                                                                                                                       3,208,419

U.S. GOVERNMENTS--25.7%

U.S. Treasury Bonds:

   5.5%, 8/15/2028                                                                            4,850,000                5,162,195

   7.25%, 5/15/2016                                                                             310,000                  385,634

   7.625%, 2/15/2007                                                                          1,060,000                1,076,843

   7.875%, 2/15/2021                                                                            380,000                  511,989

   8.75%, 11/15/2008                                                                            225,000                  251,525

   8.75%, 5/15/2020                                                                           1,480,000                2,144,831

   8.75%, 8/15/2020                                                                             290,000                  420,996

   8.875%, 8/15/2017                                                                          2,025,000                2,899,213

   9.375%, 2/15/2006                                                                            700,000                  863,758

   10.75%, 5/15/2003                                                                          1,115,000                1,257,675

   10.75%, 8/15/2005                                                                          1,515,000                1,912,384

   11.25%, 2/15/2015                                                                             25,000                   40,949

   11.625%, 11/15/2004                                                                        1,185,000                1,478,465

   11.875%, 11/15/2003                                                                           10,000                   11,850

   12%, 8/15/2013                                                                               445,000                  651,609

   12.5%, 8/15/2014                                                                              40,000                   61,772

   12.75%, 11/15/2010                                                                            75,000                  101,036

   14%, 11/15/2011                                                                               30,000                   44,173

   15.75%, 11/15/2001                                                                            15,000                   15,077

U.S. Treasury Notes:

   5%, 8/15/2011                                                                              1,000,000                1,058,390

   5.25%, 8/15/2003                                                                           4,000,000                4,202,800

                                                                                                                      The Fund 19

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENTS (CONTINUED)

U.S. Treasury Notes: (continued)

   5.625%, 5/15/2008                                                                          2,125,000                2,329,361

   5.75%, 11/30/2002                                                                          2,750,000                2,858,708

   5.75%, 11/15/2005                                                                            700,000                  762,125

   5.875%, 2/15/2004                                                                          1,000,000                1,072,140

   6%, 8/15/2004                                                                              2,000,000                2,167,500

   6%, 8/15/2009                                                                              1,500,000                1,685,445

   6.125%, 8/15/2007                                                                          1,500,000                1,679,175

                                                                                                                      37,107,618

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--45.9%

Federal Home Loan Banks:

   Bonds, 4.75%, 2004                                                                         1,000,000                1,040,000

   Bonds, 5%, 2003                                                                            1,000,000                1,033,750

   Bonds, 5.785%, 2003                                                                          500,000                  523,020

   Notes, 5.8%, 2008                                                                            850,000                  914,386

Federal Home Loan Mortgage Corp.:

   Deb.,6.34%, 2002                                                                             500,000                  521,242

   Notes, 5.5%, 2011                                                                          1,000,000                1,048,110

   Notes, 6.375%, 2003                                                                        1,000,000                1,070,290

   Notes, 6.875%, 2005                                                                          700,000                  772,639

   5.5%, 8/1/2016                                                                               494,848                  501,958

   6%, 12/1/2013-9/1/2031                                                                     3,424,318                3,502,496

   6.5%, 3/1/2011-8/1/2031                                                                    5,797,601                6,004,913

   7%, 9/1/2011-6/1/2031                                                                      4,055,603                4,243,870

   7.5%, 7/1/2010-1/1/2031                                                                    1,865,285                1,962,337

   8%, 5/1/2026-8/1/2030                                                                        485,368                  517,752

   8.5%, 6/1/2030                                                                                87,136                   92,554

Federal National Mortgage Association:

   Bonds, 6.25%, 2029                                                                         1,150,000                1,253,652

   Notes, 5.125%, 2004                                                                        1,717,000                1,800,561

   Notes, 5.25%, 2009                                                                         2,925,000                3,040,479

   Notes, 5.5%, 2006                                                                          2,000,000                2,129,504

   5.5%, 3/1/2014                                                                               396,793                  402,868

   6%, 6/1/2011-10/31/2031                                                                    4,466,668                4,559,690

   6.5%                                                                                       1,200,000  (b)           1,234,500

   6.5%, 1/1/2005-6/1/2031                                                                    6,944,692                7,178,017

   7%, 8/1/2008-10/1/2031                                                                     5,191,756                5,430,913

   7.5%                                                                                         500,000  (b)             523,750

   7.5%, 8/1/2015-11/1/2030                                                                   1,771,206                1,863,654

   8%, 5/1/2027-9/1/2031                                                                      1,026,317                1,088,706

   8.5%, 2/1/2025-2/1/2031                                                                      613,678                  653,692

   9%, 10/1/2030                                                                                 64,254                   68,351

20
                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED (CONTINUED)

Financing Corp.:

   Bonds, 9.65%, 2018                                                                            10,000                  14,600

   Bonds, 8.6%, 2019                                                                             40,000                  54,050

Government National Mortgage Association I:

   6%, 2/15/2029-6/15/2031                                                                      690,589                 702,766

   6.5%, 9/15/2008-9/15/2031                                                                  3,072,449                3,182,290

   7%                                                                                           650,000  (b)             678,230

   7%, 10/15/2011-9/15/2029                                                                   2,387,572                2,498,884

   7.5%, 12/15/2026-11/15/2030                                                                2,008,041                2,114,864

   8%, 8/15/2024-1/15/2030                                                                      994,699                1,056,037

   8.5%, 10/15/2026                                                                             154,594                  165,318

   9%, 2/15/2022-2/15/2023                                                                      244,268                  268,102

Resolution Funding:

   Deb., 8.875%, 2020                                                                            75,000                  104,421

   Deb., 8.625%, 2030                                                                            15,000                   21,437

Tennessee Valley Authority,

   Deb., 6%, 2013                                                                               450,000                  481,061

                                                                                                                      66,319,714

TOTAL BONDS AND NOTES

   (cost $136,044,873)                                                                                               142,994,983
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--1.0%
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

Goldman Sachs & Co., Tri-Party

  Repurchase Agreement, 2.56%, dated 10/31/2001,

  due 11/1/2001 in the amount of $1,507,588 (fully

  collateralized by $1,548,000 U.S. Treasury Bills,

  due 2/21/2002 value $1,538,549)

   (cost $1,507,481)                                                                          1,507,481                1,507,481
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $137,552,354)                                                            100.1%              144,502,464

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.1%)                (138,630)

NET ASSETS                                                                                       100.0%              144,363,834

(A)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL  BUYERS. AT OCTOBER 31,
     2001, THESE SECURITIES AMOUNTED TO $667,194 OR .5% OF NET ASSETS.

(B)  PURCHASED ON A FORWARD COMMITMENT BASIS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 21

STATEMENT OF ASSETS AND LIABLILITIES

October 31, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
   Investments--Note 1(c)                             137,552,354  144,502,464

Cash                                                                   833,541

Receivable for investment securities sold                            2,652,051

Interest receivable                                                  2,061,227

Receivable for shares of Capital Stock subscribed                      206,738

Paydowns receivable                                                        389

                                                                    150,256,410
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                    30,738

Payable for investment securities purchased                           5,842,157

Payable for shares of Capital Stock redeemed                             19,681

                                                                      5,892,576
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      144,363,834
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     137,783,125

Accumulated net realized gain (loss) on investments                   (369,401)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 3                                              6,950,110
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      144,363,834

NET ASSET VALUE PER SHARE

                                                  Investor Shares  BASIC Shares
--------------------------------------------------------------------------------

Net Assets ($)                                         62,313,677    82,050,157

Shares Outstanding                                      6,025,412     7,927,353
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                               10.34         10.35

SEE NOTES TO FINANCIAL STATEMENTS.

22

STATEMENT OF OPERATIONS

Year Ended October 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      6,543,332

EXPENSES:

Management fee--Note 2(a)                                              156,858

Distribution fees (Investor Shares)--Note 2(b)                         111,956

Loan commitment fees--Note 4                                             1,066

TOTAL EXPENSES                                                         269,880

INVESTMENT INCOME--NET                                               6,273,452
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                              1,438,591

Net unrealized appreciation (depreciation) on investments            7,096,704

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               8,535,295

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                14,808,747

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Fund 23

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                               ---------------------------------
                                                     2001                2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          6,273,452            6,226,787

Net realized gain (loss) on investments         1,438,591           (1,566,106)

Net unrealized appreciation (depreciation)
   on investments                               7,096,704            1,286,147

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   14,808,747            5,946,828
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Investor shares                               (2,619,531)          (1,952,848)

BASIC shares                                  (3,653,921)          (4,279,152)

TOTAL DIVIDENDS                               (6,273,452)          (6,232,000)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Investor shares                                39,566,400          24,069,220

BASIC shares                                   51,634,574          24,339,942

Dividends reinvested:

Investor shares                                 2,565,425           1,879,105

BASIC shares                                    3,285,092           4,279,152

Cost of shares redeemed:

Investor shares                              (18,827,274)         (23,814,389)

BASIC shares                                 (48,048,041)         (22,746,007)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 30,176,176            8,007,023

TOTAL INCREASE (DECREASE) IN NET ASSETS       38,711,471            7,721,851
--------------------------------------------------------------------------------

NET ASSETS:

Beginning of Period                           105,652,363          97,930,512

END OF PERIOD                                 144,363,834         105,652,363
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

INVESTOR SHARES

Shares sold                                     3,956,915           2,520,136

Shares issued for dividends reinvested            256,786             197,636

Shares redeemed                                (1,888,890)         (2,517,014)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   2,324,811             200,758
--------------------------------------------------------------------------------

BASIC SHARES

Shares sold                                     5,172,050           2,541,593

Shares issued for dividends reinvested            329,305             450,125

Shares redeemed                                (4,843,843)         (2,384,167)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     657,512             607,551

SEE NOTES TO FINANCIAL STATEMENTS.

24

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                           Year Ended October 31,
                                                                 -------------------------------------------------------------------
INVESTOR SHARES                                                  2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             9.62           9.63          10.26           9.99          9.78

Investment Operations:

Investment income--net                                            .59            .60            .56            .59           .57

Net realized and unrealized gain (loss)
   on investments                                                 .72           (.01)          (.56)           .32           .21

Total from Investment Operations                                 1.31            .59             --            .91           .78

Distributions:

Dividends from investment income--net                            (.59)          (.60)          (.56)          (.59)         (.57)

Dividends from net realized gain
   on investments                                                  --             --           (.07)          (.05)           --

Total Distributions                                              (.59)          (.60)          (.63)          (.64)         (.57)

Net asset value, end of period                                  10.34           9.62           9.63          10.26          9.99
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                13.99           6.34            .03           9.43          8.29
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .40            .40            .40            .40           .60

Ratio of net investment income
   to average net assets                                         5.85           6.25           5.72           5.79          5.82

Portfolio Turnover Rate                                         90.97          67.33          73.14          43.39         48.86
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          62,314         35,613         33,699          1,552           120

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 25

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                          Year Ended October 31,
                                                                 -------------------------------------------------------------------
BASIC SHARES                                                     2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             9.63           9.64          10.27          10.00          9.80

Investment Operations:

Investment income--net                                            .61            .62            .59            .61           .60

Net realized and unrealized gain (loss)
   on investments                                                 .72           (.01)          (.56)           .32           .20

Total from Investment Operations                                 1.33            .61            .03            .93           .80

Distributions:

Dividends from investment income--net                            (.61)          (.62)          (.59)          (.61)         (.60)

Dividends from net realized gain
   on investments                                                  --            --            (.07)          (.05)           --

Total Distributions                                              (.61)          (.62)          (.66)          (.66)         (.60)

Net asset value, end of period                                  10.35           9.63           9.64          10.27         10.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                14.25           6.63            .29           9.69          8.46
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .15            .15            .15            .15           .35

Ratio of net investment income
   to average net assets                                         6.11           6.53           5.96           6.06          6.12

Portfolio Turnover Rate                                         90.97          67.33          73.14          43.39         48.86
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          82,050         70,040         64,232         55,852        33,234

SEE NOTES TO FINANCIAL STATEMENTS.

26

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Bond Market Index Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering seventeen series, including the fund. The fund's investment objective is to seek to replicate the total return of the Lehman Brothers Aggregate Bond Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank", which is a wholly-owned subsidiary of Mellon Financial Coporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares. The fund is authorized to issue 150 million of $.001 par value Capital Stock. The fund is currently authorized to issue two classes of shares: Investor (50 million shares authorized) and BASIC (100 million shares authorized). BASIC shares and Investor shares are offered to any investor. Differences between the two classes include the services offered to and the expenses borne by each class, as well as their minimum purchase and account balance requirements.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are
                                                                   The Fund 27

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities) . Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is recognized on the accrual basis. Cost of investments represents amortized cost.

In November 2000 the American Institute of Certified Public Accountants (" AICPA" ) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide" ). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums on fixed income securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States of America. The effect of this adjustment, effective November 1, 2001, is to increase accumulated net investment income with an offsetting decrease to accumulated unrealized appreciation (depreciation) on securities of $168,498. This adjustment will therefore, have no effect on the net assets of the fund.

28

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

                                                             The Fund 29

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The fund has an unused capital loss carryover of approximately $353,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2001. If not applied, the carryover expires in fiscal 2008.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees) . Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be

30

allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Distribution plan: Under the fund's Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to
 . 25% of the value of the average daily net assets to compensate the Distributor for shareholder servicing activities primarily intended to result in the sale of Investor shares. The BASIC shares bear no distribution fee. During the period ended October 31, 2001, the Investor shares were charged $111,956 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Investment Company and who have no direct or indirect financial interest in the operation or in any agreement related to the Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended October 31, 2001, amounted to $125,420,686 and $92,800,106, respectively.

At October 31, 2001, accumulated net unrealized appreciation on investments was $6,950,110, consisting of $7,124,490 gross unrealized appreciation and $174,380 gross unrealized depreciation.

At October 31, 2001, cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                   The Fund 31

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--Bank Line Of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. For the period ended October 31, 2001, the fund did not borrow under the Facility.

32

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Bond Market Index Fund (the "Fund") of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers and other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Bond Market Index Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                  /s/KPMG LLP

New York, New York
December 10, 2001

                                                                    The Fund 33


                        For More Information

                        Dreyfus
                        Bond Market Index Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE Call
1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to
info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  310AR1001



Dreyfus Disciplined
Stock Fund

ANNUAL REPORT
October 31, 2001




The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                            21   Independent Auditors' Report

                            22   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                         Disciplined Stock Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Disciplined Stock Fund covers the period from November 1, 2000 through October 31, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Bert J. Mullins.

It is impossible to discuss the economic and market events of the reporting period without addressing the devastating terrorist attacks of September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before September 11, a slowing economy and a return to more normal valuations had taken their toll on stocks that had previously risen too high, too fast. After the attacks, the investment environment became even more volatile. Recent events may have prolonged existing economic weakness, but we believe that the U.S. may begin to see economic recovery in the months ahead. In the meantime, there is little doubt that the investment environment will
continue    to    be    challenging.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies. For additional market perspectives, please visit the Market Commentary section at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2001

2

DISCUSSION OF FUND PERFORMANCE

Bert J. Mullins, Portfolio Manager

How did Dreyfus Disciplined Stock Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2001, the fund's total return was -26.63%.(1) For the same period, the Standard & Poor's 500 Composite Stock Price Index (" S& P 500 Index" ), the fund's benchmark, produced a total return of -24.89%.(2)

We attribute the fund' s overall performance to slowing U.S. economic growth, which created a difficult market environment for most stocks. The fund performed slightly worse than its benchmark, primarily because of a modest bias toward growth-oriented stocks in an environment that favored value-oriented stocks.

What is the fund's investment approach?

The fund invests in a diversified portfolio of large companies that we feel meet our strict standards for value and growth. We identify potential investments through a quantitative analytic process that sifts through a universe of approximately 2,000 stocks in search of those that are not only undervalued according to our criteria, but that also exhibit higher than expected earnings momentum. A team of experienced analysts examines the fundamentals of the top-ranked candidates for investment. Armed with these analytical insights, the portfolio manager decides which stocks to purchase and whether any current holdings should be sold.

In addition to identifying attractive investment opportunities, our approach has been designed to limit the risks associated with market timing and sector and industry exposure. Market timing refers to the practice of attempting to benefit from gains and declines in the overall market by adjusting the percentage of a fund's assets that are invested in the market at any one time. We do not believe that the advantages of attempting to time the market or rotate in and out of

                                                                      The Fund 3

DISCUSSION OF FUND PERFORMANCE (CONTINUED)

various industry sectors outweigh the risks of such moves. Instead, our goal is to neutralize these risks by being fully invested and remaining industry and sector neutral in relation to the S& P 500 Index.

The result is a broadly diversified portfolio of carefully selected stocks. At the end of the reporting period, the fund held positions in approximately 145 stocks across 11 economic sectors. Our 10 largest holdings accounted for approximately 28% of the portfolio so that the fund's performance was not overly dependent on any one stock but was determined by a large number of securities.

What other factors influenced the fund's performance?

The U.S. stock market experienced high levels of volatility throughout the reporting period, largely caused by a weakening U.S. economy. The economic slowdown, which began in mid-2000, interrupted a rapid ascent in the prices of most growth-oriented stocks. Previously overlooked value stocks declined, but many growth stocks declined more significantly. As a result, growth stocks performed significantly worse than value stocks during most of the reporting period.

These factors significantly undermined the fund's performance. Although the fund' s investment strategy generally balances growth and value factors, the search for earnings momentum led the fund to a slight tilt in favor of stocks with growth characteristics. Growth stocks, in general, substantially underperformed value stocks, and even a slight bias toward growth stocks hurt
the    fund'   s    returns    compared    to    the    benchmark.

Accordingly, the impact of the fund's mild bias toward growth was most evident in the technology area. Technology stocks were hit particularly hard by the economic slowdown. More specifically, the fund held a higher percentage than the S& P 500 Index of weak-performing networking and telecommunications-related companies, such as Siebel Systems, Network Appliance, Cisco Systems, Sun Microsystems and Solectron. As technology stocks declined, we emphasized those stocks that we believed were well positioned to participate in a market
recovery,   yet   offered   defensive   characteristics   and   solid  valuation

4

support in case the downturn proved to be prolonged. This strategy helped the fund avoid a few of the poorest performing technology stocks within the S&P 500
Index,   such   as   JDS  Uniphase,  Lucent,  Veritas  Software  and  Broadcom.

What is the fund's current strategy?

In light of continued economic uncertainty, we have continued to emphasize stocks with defensive characteristics as well as growth potential in the technology group. In this and other areas, we also have continued to employ our disciplined investment process, which avoids abrupt changes in investment style with an eye toward insulating the fund from the dramatic performance gyrations of pure growth or value investments.

November 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Disciplined Stock
Fund and the Standard & Poor's 500 Composite Stock Price Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 10/31/01



                                                                1 Year                  5 Years              10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                           (26.63)%                  8.78%                12.16%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

ALL PERFORMANCE INFORMATION REFLECTS THE PERFORMANCE OF THE FUND'S PREVIOUSLY EXISTING RETAIL SHARES (WHICH WERE NOT SUBJECT TO ANY RULE 12B-1 FEE) THROUGH DECEMBER 15,1997 AND THE FUND'S SINGLE CLASS OF SHARES (WHICH ARE SUBJECT TO A 0.10% RULE 12B-1 FEE) FROM DECEMBER 16, 1997 THROUGH OCTOBER 31, 2001.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS DISCIPLINED STOCK FUND ON 10/31/91 TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE, WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

6


STATEMENT OF INVESTMENTS

October 31, 2001

COMMON STOCKS--100.0%                                                                            Shares              Value ($)
----------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--2.2%

Anheuser-Busch Cos.                                                                             316,700             13,193,722

Philip Morris Cos.                                                                              822,500             38,493,000

                                                                                                                    51,686,722

CONSUMER CYCLICAL--9.1%

AutoZone                                                                                        147,600  (a)         8,639,028

BJ's Wholesale Club                                                                             130,000  (a)         6,600,100

Best Buy                                                                                        318,600  (a)        17,491,140

Costco Wholesale                                                                                418,900  (a)        15,846,987

Home Depot                                                                                      810,700             30,993,061

Johnson Controls                                                                                193,100             13,964,992

Kohl's                                                                                          294,000  (a)        16,349,340

Lowe's Cos.                                                                                     707,600             24,129,160

Target                                                                                          574,500             17,895,675

Wal-Mart Stores                                                                               1,216,900             62,548,660

                                                                                                                   214,458,143

CONSUMER STAPLES--6.9%

Archer-Daniels-Midland                                                                          785,560             10,942,851

Avon Products                                                                                   241,800             11,323,494

Coca-Cola                                                                                       335,000             16,039,800

Estee Lauder Cos., Cl. A                                                                        173,800              5,605,050

Fortune Brands                                                                                  158,800              5,851,780

General Mills                                                                                   303,800             13,950,496

Heinz (H.J.)                                                                                    253,800             10,771,272

Hershey Foods                                                                                   120,200              7,660,346

Kimberly-Clark                                                                                  202,300             11,229,673

Kraft Foods, Cl. A                                                                              329,500             11,120,625

PepsiCo                                                                                         730,180             35,567,068

Ralston Purina                                                                                  413,300             13,552,107

Wrigley, (Wm.) Jr.                                                                              162,300              8,123,115

                                                                                                                   161,737,677

ENERGY RELATED--8.2%

Anadarko Petroleum                                                                              220,400             12,573,820

BP, ADS                                                                                         149,200              7,212,328

ChevronTexaco                                                                                   397,207             35,172,680

El Paso                                                                                         316,875             15,545,888

Exxon Mobil                                                                                   1,904,900             75,148,305

Fording                                                                                          23,255                355,802

                                                             The Fund 7

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares              Value ($)
----------------------------------------------------------------------------------------------------------------------------------

ENERGY RELATED (CONTINUED)

Halliburton                                                                                     265,380              6,552,232

Kerr-McGee                                                                                      177,080             10,199,808

Noble Drilling                                                                                  224,400  (a)         6,855,420

Phillips Petroleum                                                                              221,000             12,024,610

Public Service Enterprise Group                                                                 205,400              8,084,544

Transocean Sedco Forex                                                                          131,580              3,967,137

                                                                                                                   193,692,574

HEALTH CARE--15.2%

Abbott Laboratories                                                                             678,300             35,936,334

American Home Products                                                                          538,000             30,036,540

AmerisourceBergen                                                                               215,400             13,690,824

Amgen                                                                                           320,300  (a)        18,199,446

Baxter International                                                                            127,200              6,152,664

Bristol-Myers Squibb                                                                            212,100             11,336,745

Cardinal Health                                                                                  79,740              5,351,351

Elan, ADS                                                                                       161,400  (a)         7,367,910

Forest Laboratories                                                                              26,480  (a)         1,969,582

Genentech                                                                                       263,540  (a)        13,769,965

Genzyme- General Division                                                                       177,900  (a)         9,597,705

King Pharmaceuticals                                                                            282,100  (a)        10,999,079

Lilly (Eli) & Co.                                                                               238,233             18,224,824

Medtronic                                                                                       248,300             10,006,490

Novartis, ADR                                                                                   210,960              7,938,425

Pfizer                                                                                        2,049,300             85,865,670

Pharmacia                                                                                       615,200             24,927,904

Quest Diagnostics                                                                               213,600  (a)        13,965,168

Schering-Plough                                                                                 134,090              4,985,466

Tenet Healthcare                                                                                193,300  (a)        11,118,616

UnitedHealth Group                                                                              176,200             11,585,150

Waters                                                                                          189,400  (a)         6,721,806

                                                                                                                   359,747,664

INTEREST SENSITIVE--21.0%

ACE                                                                                             250,400              8,826,600

AFLAC                                                                                           249,900              6,112,554

Ambac Financial Group                                                                           193,400              9,283,200

American International Group                                                                    638,130             50,157,018

8

COMMON STOCKS (CONTINUED)                                                                        Shares              Value ($)
----------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

BB&T                                                                                            182,000              5,842,200

Bank of America                                                                                 701,000             41,351,990

Charter One Financial                                                                           348,895              9,507,389

Citigroup                                                                                     1,667,260             75,893,675

Equity Office Properties Trust                                                                  177,900              5,070,150

Fannie Mae                                                                                      522,900             42,333,984

FleetBoston Financial                                                                           455,700             14,974,302

Freddie Mac                                                                                     118,400              8,029,888

General Electric                                                                              2,290,600             83,400,746

Hartford Financial Services Group                                                               230,700             12,457,800

Lehman Brothers Holdings                                                                        189,200             11,817,432

MBNA                                                                                            746,600             20,613,626

MGIC Investment                                                                                 144,700              7,486,778

Morgan Stanley Dean Witter & Co.                                                                124,800              6,105,216

St. Paul Cos.                                                                                   220,700             10,130,130

SouthTrust                                                                                      304,100              6,890,906

U.S. Bancorp                                                                                  1,094,879             19,466,949

Wachovia                                                                                        579,600             16,576,560

Washington Mutual                                                                               819,900             24,752,781

                                                                                                                   497,081,874

PRODUCER GOODS--8.2%

Air Products & Chemicals                                                                        279,060             11,173,562

Alcoa                                                                                           320,400             10,339,308

American Standard Cos.                                                                           77,900  (a)         4,510,410

CP Ships                                                                                         35,125                337,551

Canadian National Railway                                                                       175,000              6,930,000

Caterpillar                                                                                     178,100              7,964,632

Dow Chemical                                                                                    350,500             11,654,125

General Dynamics                                                                                125,700             10,257,120

Honeywell International                                                                         279,400              8,256,270

International Paper                                                                             275,600              9,866,480

Lockheed Martin                                                                                 366,900             17,893,713

Minnesota Mining & Manufacturing                                                                165,500             17,274,890

Norfolk Southern                                                                                264,200              4,425,350

Tyco International                                                                              869,300             42,717,402

United Parcel Service, Cl. B                                                                    182,300              9,297,300

                                                                                                     The Fund 9

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares              Value ($)
----------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS (CONTINUED)

United Technologies                                                                             224,500             12,098,305

Westvaco                                                                                        321,700              7,897,735

                                                                                                                   192,894,153

SERVICES--6.5%

AOL Time Warner                                                                               1,519,500  (a)        47,423,595

AT&T Wireless Services                                                                          478,300  (a)         6,906,652

Clear Channel Communications                                                                    257,424  (a)         9,813,003

Comcast, Cl. A                                                                                  364,100  (a)        13,049,344

Electronic Data Systems                                                                         294,200             18,937,654

Fairmont Hotels & Resorts                                                                        35,125                626,981

First Data                                                                                      226,200             15,284,334

Omnicom Group                                                                                   181,700             13,950,926

Viacom, Cl. B                                                                                   602,517  (a)        21,997,896

Western Wireless, Cl. A                                                                         230,300  (a)         6,717,851

                                                                                                                   154,708,236

TECHNOLOGY--16.1%

Acclaim Entertainment (Warrants)                                                                      9  (a)                3

Altera                                                                                          312,500  (a)         6,312,500

Amdocs                                                                                          154,300  (a)         4,028,773

Analog Devices                                                                                  236,200  (a)         8,975,600

Celestica                                                                                       137,700  (a)         4,725,864

Cisco Systems                                                                                 1,543,600  (a)        26,117,712

Danaher                                                                                         116,000              6,465,840

Dell Computer                                                                                 1,085,400  (a)        26,027,892

EMC                                                                                             840,700  (a)        10,357,424

Harris                                                                                          345,000             11,826,600

Intel                                                                                         1,757,300             42,913,266

International Business Machines                                                                 502,000             54,251,140

Lam Research                                                                                     74,160  (a)         1,406,074

Lexmark International                                                                           192,480  (a)         8,613,480

Linear Technology                                                                               223,200              8,660,160

Maxim Integrated Products                                                                       184,800  (a)         8,454,600

Microsoft                                                                                     1,443,900  (a)        83,962,785

Nokia, ADR                                                                                      442,100              9,067,471

Oracle                                                                                        1,512,500  (a)        20,509,500

SPX                                                                                              46,100  (a)         4,591,560

Semtech                                                                                         182,900  (a)         6,904,475

10

COMMON STOCKS (CONTINUED)                                                                        Shares              Value ($)
----------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

Siebel Systems                                                                                  323,400  (a)         5,281,122

Solectron                                                                                       562,100  (a)         6,913,830

Tech Data                                                                                       228,400  (a)         9,750,396

Vishay Intertechnology                                                                          227,800  (a)         4,298,586

                                                                                                                   380,416,653

UTILITIES--6.6%

BellSouth                                                                                       288,200             10,663,400

Calpine                                                                                         435,700  (a)        10,783,575

Enron                                                                                           226,200              3,144,180

Exelon                                                                                          310,100             13,045,907

FirstEnergy                                                                                     290,500             10,010,630

PPL                                                                                             253,600              8,660,440

SBC Communications                                                                              981,531             37,406,146

Telefonos de Mexico, Cl. L, ADR                                                                 271,300              9,240,478

Verizon Communications                                                                          749,600             37,337,576

WorldCom-WorldCom Group                                                                       1,106,400  (a)        14,881,080

                                                                                                                   155,173,412

TOTAL COMMON STOCKS

   (cost $2,075,384,631)                                                                                         2,361,597,108
----------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--.9%                                                                  Amount ($)              Value ($)
----------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

  Goldman Sachs & Co.,Tri-Party

  Repurchase Agreement, 2.56%, dated

  10/31/2001, due 11/1/2001, in the amount of

  $21,251,511 (fully collateralized by

  $21,541,000 U.S. Treasury Notes, 2.75%,

  10/31/2003, value $21,675,631)

   (cost $21,250,000)                                                                        21,250,000             21,250,000
----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $2,096,634,631)                                                          100.9%          2,382,847,108

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (.9%)           (20,277,797)

NET ASSETS                                                                                       100.0%          2,362,569,311

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 11

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2001

                                                            Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of

   Investments--Note 1(c)                          2,096,634,631  2,382,847,108

Cash                                                                    303,114

Receivable for investment securities sold                            29,003,177

Dividends and interest receivable                                     1,635,950

Receivable for shares of Capital Stock subscribed                       115,061

                                                                  2,413,904,410
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                 2,042,916

Payable for investment securities purchased                          47,116,300

Payable for shares of Capital Stock redeemed                          2,175,883

                                                                     51,335,099
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    2,362,569,311
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   2,299,852,528

Accumulated undistributed investment income--net                      1,757,935

Accumulated net realized gain (loss) on investments                (225,253,629)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 3                                           286,212,477
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    2,362,569,311
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(165 million shares of $.001 par value Capital Stock authorized)     79,908,915

NET ASSET VALUE, offering and redemption price per share ($)              29.57

SEE NOTES TO FINANCIAL STATEMENTS.

12

STATEMENT OF OPERATIONS

Year Ended October 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $96,346 foreign taxes withheld at source)    32,474,044

Interest                                                             1,172,750

TOTAL INCOME                                                        33,646,794

EXPENSES:

Management fee--Note 2(a)                                           26,115,925

Distribution fees--Note 2(b)                                         2,901,770

Loan commitment fees--Note 4                                            32,619

TOTAL EXPENSES                                                      29,050,314

INVESTMENT INCOME--NET                                               4,596,480
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                           (216,007,054)

Net unrealized appreciation (depreciation) on investments         (701,529,575)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (917,536,629)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            (912,940,149)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                             -----------------------------------
                                                     2001                2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          4,596,480              826,386

Net realized gain (loss) on investments      (216,007,054)         161,712,943

Net unrealized appreciation
   (depreciation) on investments             (701,529,575)          62,557,594

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (912,940,149)         225,096,923
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                         (2,838,545)          (1,601,307)

Net realized gain on investments             (159,089,122)        (111,279,716)

TOTAL DIVIDENDS                              (161,927,667)        (112,881,023)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 479,838,767          943,646,506

Dividends reinvested                          152,394,203          106,211,213

Cost of shares redeemed                      (709,720,739)        (936,697,466)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            (77,487,769)         113,160,253

TOTAL INCREASE (DECREASE) IN NET ASSETS    (1,152,355,585)         225,376,153
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         3,514,924,896        3,289,548,743

END OF PERIOD                               2,362,569,311        3,514,924,896

Undistributed investment income--net            1,757,935                  --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    13,516,871           22,170,769

Shares issued for dividends reinvested          3,934,763            2,575,267

Shares redeemed                               (20,551,936)         (22,039,293)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (3,100,302)           2,706,743

SEE NOTES TO FINANCIAL STATEMENTS.

14

FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                              Year Ended October 31,
                                                                  ------------------------------------------------------
                                                          2001          2000          1999          1998(a)          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                     42.34         40.96         34.68         32.78            26.65

Investment Operations:

Investment income--net                                     .05(b)        .01(b)        .11(b)        .20              .25

Net realized and unrealized

   gain (loss) on investments                           (10.87)         2.78          7.97          5.31             7.92

Total from Investment Operations                        (10.82)         2.79          8.08          5.51             8.17

Distributions:

Dividends from investment income--net                     (.03)         (.02)         (.15)         (.24)            (.26)

Dividends from net realized
   gain on investments                                   (1.92)        (1.39)        (1.65)        (3.37)           (1.78)

Total Distributions                                      (1.95)        (1.41)        (1.80)        (3.61)           (2.04)

Net asset value, end of period                           29.57         42.34         40.96         34.68            32.78
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                        (26.63)         6.88         24.01         18.37            32.32
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                   1.00          1.00          1.00           .99              .90

Ratio of net investment income

   to average net assets                                   .16           .02           .28           .61              .87

Portfolio Turnover Rate                                  53.68         50.32         57.23         54.45            68.87
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       2,362,569     3,514,925     3,289,549     2,436,164        1,482,176

(A)  EFFECTIVE DECEMBER 15, 1997, THE FUND CONVERTED TO A SINGLE CLASS FUND,
WITH THE EXISTING INSTITUTIONAL AND RETAIL SHARES CONVERTED INTO A NEW SINGLE
CLASS OF SHARES.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 15

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Disciplined Stock Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering seventeen series, including the fund. The fund's investment objective is to seek investment returns (consisting of capital appreciation and income) that are consistently superior to the Standard & Poor's 500 Composite Stock Price Index. The Dreyfus Corporation (the "Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon Bank" ), which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the Distributor of the fund's shares, which are
sold    without    a    sales    charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

16

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

                                                             The Fund 17

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Fund has an unused capital loss carryover of approximately $213,726,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2001. If not applied, the carryover expires in fiscal 2009.

NOTE 2 -Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees) . Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus
High    Yield    Strategies    Fund,    the    $2,000    fee    will    be

18

allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager
to    the    non-interested    Directors.

(b) Distribution plan: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund may pay annually up to .10% of the value of the fund's average daily net assets to compensate Mellon Bank and the Manager for shareholder servicing activities and the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of fund shares. During the period ended October 31, 2001, the fund was charged $2,901,770 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

NOTE 3 - Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2001, amounted to $1,546,866,033 and $1,757,061,475, respectively.

At October 31, 2001, accumulated net unrealized appreciation on investments was $286,212,477, consisting of $450,280,908 gross unrealized appreciation and $164,068,431 gross unrealized depreciation.

At October 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund 19

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2001, the fund did not borrow under the Facility.

20

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Disciplined Stock Fund (the "Fund" ) of The Dreyfus/ Laurel Funds, Inc., including the statement of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers and other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Disciplined Stock Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                       /s/ KPMG LLP

New York, New York
December 10, 2001

                                                             The Fund 21


IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the fund hereby designates $1.8920 per share as a long-term capital gain distribution of the $1.9260 per share paid on December
11,    2000.

The fund also designates 100% of the ordinary dividends paid during the fiscal year ended October 31, 2001 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2002 of the percentage applicable to the preparation of their 2001 income tax returns.

22

NOTES

                                                           For More Information

                        Dreyfus
                        Disciplined Stock Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  728AR1001


Dreyfus Institutional
Government Money
Market Fund

ANNUAL REPORT
October 31, 2001







The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             8   Statement of Assets and Liabilities

                             9   Statement of Operations

                            10   Statement of Changes in Net Assets

                            11   Financial Highlights

                            12   Notes to Financial Statements

                            16   Independent Auditors' Report

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                      The Fund

                                                    Dreyfus Institutional
                                                    Government Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Institutional Government Money Market Fund covers the period from November 1, 2000 through October 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Laurie Carroll.

It is impossible to discuss the economic and market events of the reporting period without addressing the devastating terrorist attacks of September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before September 11, a slowing economy had prompted the Federal Reserve Board (the "Fed") to reduce short-term interest rates to their lowest levels in more than seven years. Since the attacks, the Fed has reduced rates even further in an attempt to offset the adverse economic effects that resulted from the disruption in business activity and consumer spending. Recent events may have prolonged existing economic weakness, but we believe that the U.S. may begin to see economic recovery in the months ahead. In the meantime, there is little doubt that money market yields will remain low and that the investment environment for longer term assets will continue to be challenging.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies. For additional market perspectives, please visit the Market Commentary section at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2001

2


DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Institutional Government Money Market Fund perform during the period?

For the 12-month period ended October 31, 2001, Dreyfus Institutional Government Money Market Fund produced a yield of 4.49%, and after taking into account the effects of compounding, an effective yield of 4.59%.(1)

We attribute the fund's performance to declining interest rates, which reduced the yields of money market securities throughout the reporting period. We responded by increasing the weighted average maturity of the fund's holdings, which enabled the fund to maintain higher yields for as long as practical while interest rates fell.

What is the fund's investment approach?

As a government money market fund, our goal is to provide shareholders with an investment vehicle that is made up of high quality, income-producing securities that are also very liquid in nature -- that is, they can be converted to cash quickly. To pursue its investment goal, the fund invests in a portfolio of high quality, short-term debt securities that are issued or guaranteed by the United States government or its agencies or instrumentalities, including U.S. Treasury securities, as well as repurchase agreements. Generally, the fund is required to invest at least 95% of its assets in the securities of issuers with the highest credit rating or the unrated equivalent as determined by Dreyfus. It is also required to maintain an average dollar-weighted portfolio maturity of 90 days or less.

What other factors influenced the fund's performance?

The two most significant factors affecting the fund's performance were the continued slowdown of the U.S. economy and the short-term interest-rate cuts initiated by the Federal Reserve Board (the "Fed").

                                                             The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

At the beginning of the reporting period, most economic indicators were already pointing to an economic slowdown, and many corporations faced lower revenues and earnings as the business environment deteriorated. Companies in a variety of industries attempted to slow down the erosion of earnings by laying off employees and postponing capital spending on items such as technology equipment and software, including Internet and e-business systems. The one notable exception to this pattern of economic weakness was consumer spending, which remained surprisingly strong.

In early January, in an effort to stimulate renewed economic growth, the Fed initiated one of the most aggressive rate-cutting campaigns in history. In nine separate moves during the reporting period, the Fed reduced short-term interest rates a total of 4.00 percentage points. As interest rates fell, so did yields of money market investments. As a result, we extended the fund's average maturity soon after the Fed began cutting interest rates in an effort to lock in prevailing yields for as long as practical.

While the economy had not recovered by the end of the summer, signs began to emerge that economic deterioration had slowed. Indeed, the Fed's rate-cutting strategy might have been successful had it not been for the terrorist attacks of September 11, which pushed the economy into recession. Layoff announcements increased, tentative decisions to reduce capital spending were solidified, consumer confidence plunged and home buying slowed. Gross domestic product, a measure of all goods and services produced in the U.S., fell during the third calendar quarter, the first economic contraction in more than eight years.

On October 31, 2001, the Treasury Department announced that it would no longer issue 30-year Treasury bonds, a move that resulted in the largest bond rally in more than a decade. While this fund only invests in short-term securities, we believe that the elimination of the long bond ultimately will cause issuance of shorter term Treasury securities to increase.

4

What is the fund's current strategy?

Although the September 11 attacks have delayed economic recovery, we do not believe that they eliminated it. In our view, the Fed may be nearing the end of its easing cycle, and interest rates should remain stable through the early part of 2002. Accordingly, we plan to continue to maintain the fund's relatively long weighted average maturity until we see evidence that interest rates may rise. As of the end of the reporting period, the fund's average maturity was 50 days, compared to 39 days when the reporting period began.

In addition, we have continued to emphasize U.S. government agency securities over U.S. Treasury securities in an effort to capture higher yields. The balance of the fund's assets is invested in repurchase agreements and government-issued floating rate notes. We plan to closely monitor the economy and money markets, and, when needed, we will revise our maturity management and asset allocation strategies accordingly.

November 15, 2001

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund 5

STATEMENT OF INVESTMENTS

October 31, 2001




                                                                          Annualized
                                                                           Yield on
                                                                           Date of               Principal
U.S. GOVERNMENT AGENCIES--82.3%                                          Purchase (%)            Amount ($)            Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
Federal Farm Credit Banks, Notes

   11/1/2001                                                                     3.73            10,000,000           10,000,000

   12/3/2001                                                                     3.77             5,000,000            5,000,000

   1/2/2002                                                                      3.40            10,000,000           10,000,000

   2/1/2002                                                                      2.75            10,000,000           10,000,000

   5/1/2002                                                                      2.04             5,000,000            5,000,000

Federal Home Loan Banks, Discount Notes

   11/7/2001                                                                     3.49            15,000,000           14,991,350

   11/9/2001                                                                     3.80            10,000,000            9,991,711

   11/21/2001                                                                    3.36            15,000,000            14,972,250

   2/22/2002                                                                     3.40            10,000,000             9,895,161

   4/26/2002                                                                     2.09            10,000,000             9,899,045

Federal Home Loan Banks, Floating Rate Notes

   3/5/2002                                                                      2.44  (a)       10,000,000            10,000,000

   8/9/2002                                                                      2.46  (a)       10,000,000             9,998,274

Federal Home Loan Mortgage Corp.,
   Discount Notes

   12/28/2001                                                                    3.40            20,000,000            19,893,759

   1/3/2002                                                                      3.44            10,000,000             9,940,675

   1/30/2002                                                                     2.57            20,000,000            19,872,500

   2/13/2002                                                                     2.19            10,000,000             9,937,311

   3/8/2002                                                                      2.22            15,000,000            14,883,583

   4/12/2002                                                                     2.21            10,000,000             9,901,450

   4/25/2002                                                                     2.18            10,000,000             9,895,000

Federal Home Loan Mortgage Corp.,
   Floating Rate Notes

   8/16/2002                                                                     2.53  (a)       10,000,000             9,997,875

Federal National Mortgage Association,
   Discount Notes

   11/15/2001                                                                    3.53            30,000,000            29,959,264

   11/16/2001                                                                    3.30            10,000,000             9,986,333

   12/3/2001                                                                     3.47            15,000,000            14,954,267

   12/6/2001                                                                     3.40            15,000,000            14,950,854

   12/12/2001                                                                    2.22            10,070,000            10,044,654

   12/14/2001                                                                    2.87            25,000,000            24,914,956

   12/18/2001                                                                    2.17            16,255,000            16,209,055

   1/10/2002                                                                     3.35            10,000,000             9,935,639

   1/24/2002                                                                     2.16            10,000,000             9,949,833

   1/31/2002                                                                     3.39            24,711,000            24,502,504

   2/11/2002                                                                     2.22            15,000,000            14,906,500

   2/28/2002                                                                     3.42            15,000,000            14,833,400

   4/4/2002                                                                      2.07            10,000,000             9,912,306

   5/3/2002                                                                      2.18            10,000,000             9,890,708


6

                                                                         Annualized
                                                                          Yield on
                                                                         Date of                 Principal
U.S. GOVERNMENT AGENCIES (CONTINUED)                                     Purchase (%)            Amount ($)            Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Federal National Mortgage Association,
   Floating Rate Notes

   12/3/2001                                                                     3.33  (a)       10,000,000             9,999,660

   6/4/2002                                                                      2.54  (a)       10,000,000            10,000,000

   7/23/2002                                                                     2.31  (a)       10,000,000             9,999,289

   9/16/2002                                                                     2.53  (a)       15,000,000            14,995,396

   9/27/2002                                                                     2.29  (a)       15,000,000            14,991,870

   10/7/2002                                                                     2.50  (a)       15,000,000            14,991,677

TOTAL U.S. GOVERNMENT AGENCIES

   (cost $513,998,109)                                                                                               513,998,109
-----------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS--19.4%
-----------------------------------------------------------------------------------------------------------------------------------

Barclays De Zoette Wedd Securities, Inc.

  dated 10/31/2001, due 11/1/2001 in
  the amount of $10,000,708 (fully collateralized by $6,964,000 U.S. Treasury Bonds

   8.75%, due 5/15/2020, value $10,200,271)                                      2.55            10,000,000            10,000,000

Credit Suisse First Boston Corp.

  dated 10/31/2001, due 11/1/2001 in
  the amount of $20,001,433 (fully collateralized by $17,960,000 U.S. Treasury Bonds

   6.125%, due 8/15/2029, value $20,401,589)                                     2.58            20,000,000            20,000,000

Goldman, Sachs & Co.

  dated 10/31/2001, due 11/1/2001 in the
  amount of $40,937,112 (fully collateralized by

  $29,593,000 U.S. Treasury Bonds

   8.125%, due 8/15/2021, value $41,752,961)                                     2.56            40,934,201            40,934,201

Salomon Smith Barney Inc.

  dated 10/31/2001, due 11/1/2001 in the
  amount of $50,003,653 (fully collateralized by

  $47,720,000 Federal Home Loan Bank

   5.375%, due 1/5/2004, value $51,003,043)                                      2.63            50,000,000            50,000,000

TOTAL REPURCHASE AGREEMENTS

   (cost $120,934,201)                                                                                               120,934,201
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $634,932,310)                                                                101.7%          634,932,310

LIABILITIES, LESS CASH AND RECEIVABLES                                                                (1.7%)         (10,912,671)

NET ASSETS                                                                                           100.0%          624,019,639

(A) VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 7


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2001

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments

   (including Repurchase Agreements of
   $120,934,201)--Note 1(c)                            634,932,310  634,932,310

Cash                                                                       115

Interest receivable                                                    672,699

                                                                    635,605,124
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   192,486

Payable for investment securities purchased                          10,000,000

Dividends payable                                                     1,392,999

                                                                     11,585,485
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      624,019,639
-------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     624,092,606

Accumulated net realized gain (loss) on investments                    (72,967)
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      624,019,639
-------------------------------------------------------------------------------

SHARES OUTSTANDING

(2 billion shares of $.001 par value Capital Stock authorized)      624,092,606

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

8

STATEMENT OF OPERATIONS

Year Ended October 31, 2001

-------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     16,376,351

EXPENSES:

Management fee--Note 2(a)                                              560,251

Shareholder servicing costs--Note 2(b)                                 560,251

TOTAL EXPENSES                                                       1,120,502

INVESTMENT INCOME--NET                                              15,255,849
-------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($)                  41,105

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                15,296,954

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 9


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                           ------------------------------------

                                                     2001               2000
-------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         15,255,849         16,766,077

Net realized gain (loss) from investments          41,105                --

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   15,296,954         16,766,077
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                       (15,255,849)         (16,766,077)
-------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold               2,862,642,047       3,010,691,825

Dividends reinvested                              301,814             309,551

Cost of shares redeemed                    (2,531,637,005)     (2,954,861,442)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           331,306,856           56,139,934

TOTAL INCREASE (DECREASE) IN NET ASSETS      331,347,961           56,139,934
-------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           292,671,678         236,531,744

END OF PERIOD                                 624,019,639         292,671,678

SEE NOTES TO FINANCIAL STATEMENTS.

10

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                         Year Ended October 31,
                                                                 -------------------------------------------------------------------

                                                                 2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                           .045           .058           .046           .052          .052

Distributions:

Dividends from investment income--net                           (.045)         (.058)         (.046)         (.052)        (.052)

Net asset value, end of period                                   1.00           1.00           1.00           1.00          1.00
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 4.59           5.94           4.74           5.36          5.28
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .30            .30            .30            .30           .30

Ratio of net investment income

   to average net assets                                         4.08           5.81           4.64           5.22          5.14
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         624,020        292,672        236,532        343,988       191,853



SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 11



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Institutional Government Money Market Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering seventeen series including the fund. The fund's investment objective is to seek a high level of current income consistent with stability of principal and conservative investment risk by investing principally in high grade money market instruments issued or guaranteed by the U.S. Government and its agencies and instrumentalities. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss

12

from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the

                                                                    The Fund 13

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $73,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2001. If not applied, $41,000 of the carryover expires in fiscal 2006 and $32,000 expires in fiscal 2007.

At October 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions with Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, shareholder servicing fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund' s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly

14

scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Shareholder servicing plan: Under the Shareholder Servicing Plan (the "Plan"), the fund may pay up to .15% of the value of the average daily net assets annually to compensate certain banks, brokers, dealers or other financial institutions for shareholder services. During the period ended October 31, 2001, the fund was charged $560,251 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2001, the fund did not borrow under the line of credit.

                                                             The Fund 15

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Institutional Government Money Market Fund (the "Fund" ) of The Dreyfus/ Laurel Funds, Inc., as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers and other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Institutional Government Money Market Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


                                                                  /s/KPMG LLP


New York, New York
December 10, 2001

16



                                                           For More Information

                        Dreyfus
                        Institutional Government
                        Money Market Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent
                        & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  919AR1001


*****

Dreyfus

Institutional Prime
Money Market Fund

ANNUAL REPORT
October 31, 2001




The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            18   Independent Auditors' Report

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Institutional
                                                        Prime Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Institutional Prime Money Market Fund covers the period from November 1, 2000 through October 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Laurie Carroll.

It is impossible to discuss the economic and market events of the reporting period without addressing the devastating terrorist attacks of September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before September 11, a slowing economy had prompted the Federal Reserve Board (the "Fed") to reduce short-term interest rates to their lowest levels in more than seven years. Since the attacks, the Fed has reduced rates even further in an attempt to offset the adverse economic effects that resulted from the disruption in business activity and consumer spending. Recent events may have prolonged existing economic weakness, but we believe that the U.S. may begin to see economic recovery in the months ahead. In the meantime, there is little doubt that money market yields will remain low and that the investment environment for longer term assets will continue to be challenging.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies. For additional market perspectives, please visit the Market Commentary section at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2001

2

DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Institutional Prime Money Market Fund perform during the period

For the 12-month period ended October 31, 2001, Dreyfus Institutional Prime Money Market Fund produced a 4.66% yield and, after taking into account the effects of compounding, a 4.76% effective yield.(1)

We attribute the fund's performance to declining interest rates, which reduced the yields of money market securities throughout the reporting period. We responded by increasing the fund's weighted average maturity, which enabled us to maintain higher yields for as long as practical while interest rates fell.

What is the fund's investment approach?

As a money market fund, our goal is to provide shareholders with an investment vehicle that is made up of high quality, income-producing securities that are also very liquid in nature -- that is, they can be converted to cash quickly. To pursue its investment goal, the fund invests in a diversified portfolio of high quality, short-term debt securities, such as those issued by the United States government or its agencies or instrumentalities, certificates of deposit issued by banks, repurchase agreements and commercial paper issued by corporations. Generally, the fund is required to invest at least 95% of its assets in the securities of issuers with the highest credit rating or the unrated equivalent as determined by Dreyfus. It is also required to maintain an average dollar-weighted portfolio maturity of 90 days or less.

What other factors influenced the fund's performance?

The two most significant factors affecting the fund's performance were the continued slowdown of the U.S. economy and the short-term interest-rate cuts initiated by the Federal Reserve Board (the "Fed").

At the beginning of the reporting period, most economic indicators were already pointing to an economic slowdown, and many corpora-

                                                                 The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

tions faced lower revenues and earnings as the business environment deteriorated. Companies in a variety of industries attempted to slow down the erosion of earnings by laying off employees and postponing capital spending on items such as technology equipment and software, including Internet and e-business systems. The one notable exception to this pattern of economic weakness was consumer spending, which remained surprisingly strong.

In early January, in an effort to stimulate renewed economic growth, the Fed initiated one of the most aggressive rate-cutting campaigns in history. In nine separate moves during the reporting period, the Fed reduced short-term interest rates a total of 4.00 percentage points. As interest rates fell, so did yields of money market investments. As a result, we extended the fund's average maturity soon after the Fed began cutting interest rates in an effort to lock in prevailing yields for as long as practical.

While the economy had not recovered by the end of the summer, signs began to emerge that economic deterioration had slowed. Indeed, the Fed's rate-cutting strategy might have been successful had it not been for the terrorist attacks of September 11, which pushed the economy into recession. Layoff announcements increased, tentative decisions to reduce capital spending were solidified, consumer confidence plunged and home buying slowed. Gross domestic product, a measure of all goods and services produced in the U.S., fell during the third calendar quarter, the first economic contraction in more than eight years

Against such a bleak economic backdrop, many investors have become more risk averse, preferring money market funds to riskier investments. Robust demand for money market securities is also a result of a falling stock market, which has prompted investors to seek a safe haven for their assets.

4

What is the fund's current strategy?

Although the September 11 attacks have delayed economic recovery, we do not believe that they eliminated it. In our view, the Fed may be nearing the end of its easing cycle, and interest rates should remain stable through the early part of 2002. Accordingly, we plan to continue to maintain the fund's relatively long weighted average maturity until we see evidence that interest rates may rise. As of the end of the reporting period, the fund's average maturity was 56 days, compared to 43 days when the reporting period began.

As of October 31, 2001, we have allocated the largest portion of the fund's assets to commercial paper, followed by repurchase agreements, corporate notes and time deposits. As always, we will continue to monitor the economy and money markets, and when needed, we will revise our maturity management and asset allocation strategies accordingly.

November 15, 2001

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund 5


STATEMENT OF INVESTMENTS

October 31, 2001

                                                                                               Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--1.5%                                                 Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Wilmington Trust Co.

  3.43%, 3/6/2002

   (cost $10,000,000)                                                                        10,000,000               10,000,000
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--53.2%
------------------------------------------------------------------------------------------------------------------------------------

ABB Treasury Center (USA) Inc.

   3.44%, 12/27/2001                                                                         10,000,000                9,947,111

Alcatel S.A.

   3.91%, 11/15/2001                                                                         10,000,000                9,985,106

Alliance & Leicester PLC

   3.47%, 2/14/2002                                                                          10,000,000                9,900,542

Alpine Securitization Corp.

   2.31%--2.33%, 1/7/2002--2/1/2002                                                          20,000,000               19,898,300

Atlantis One Funding Corp.

   2.31%, 1/7/2002--2/1/2002                                                                 20,000,000               19,898,672

Bayerische Hypo-und Vereinsbank AG

   2.49%, 11/5/2001                                                                          10,000,000                9,997,245

BP Amoco Capital PLC

   2.25%, 4/3/2002                                                                           10,000,000                9,905,225

Canadian Wheat Board

   2.29%, 2/6/2002                                                                           10,000,000                9,938,836

Coca-Cola Enterprises Inc.

   2.31%, 12/17/2001                                                                         10,000,000                9,970,611

Colonial Pipeline Co.

   2.31%, 3/27/2002                                                                           5,000,000                4,953,564

Corporate Asset Funding Co. Inc.

   2.33%, 1/9/2002                                                                           10,000,000                9,955,533

CXC Inc.

   2.27%, 1/25/2002                                                                          10,000,000                9,946,639

Danske Corp., Inc.

   3.43%, 11/14/2001                                                                         10,000,000                9,987,722

DePfa Bank Europe PLC

   3.46%, 2/15/2002                                                                          10,000,000                9,899,889

Dexia Delaware LLC

   3.41%, 11/23/2001                                                                         10,000,000                9,979,345

Eureka Securitization Inc.

   2.13%, 1/11/2002                                                                          10,000,000                9,958,189

Fairway Finance Corp.

   2.30%, 4/1/2002                                                                           10,000,000                9,904,367

6


                                                                                               Principal
COMMERCIAL PAPER (CONTINUED)                                                                  Amount ($)              Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

Fortis Funding LLC

   3.44%, 2/19/2002                                                                          10,000,000                9,896,722

General Re Corp.

   3.44%, 11/16/2001                                                                         10,000,000                9,985,792

Golden Peanut Company LLC

   2.50%, 1/18/2002                                                                           8,000,000                7,957,013

Govco Inc.

   2.12%, 1/18/2002                                                                          10,000,000                9,954,283

International Lease Finance Corp.

   2.34%, 2/4/2002                                                                           10,000,000                9,938,778

KFW International Finance Inc.

   2.27%, 2/1/2002                                                                           10,000,000                9,942,500

Mont Blanc Capital Corp.

   2.34%, 1/17/2002                                                                           6,122,000                6,091,490

Paccar Financial Corp.

   3.45%, 11/13/2001                                                                         10,000,000                9,988,600

Pennine Funding LLC

   3.49%, 2/1/2002                                                                           10,000,000                9,912,344

Rio Tinto America Inc.

   3.46%, 11/15/2001                                                                         10,000,000                9,986,661

Santander Central Hispano
   Finance (Delaware) Inc.

   3.25%, 3/8/2002                                                                           10,000,000                9,887,111

Siemens Capital Corp.

   2.25%, 4/2/2002                                                                           10,000,000                9,905,844

Spintab AB

   3.48%, 11/14/2001                                                                         10,000,000                9,987,542

Sunflowers Funding Corp.

   2.29%, 1/2/2002                                                                           10,000,000                9,960,733

Swedbank Inc.

   2.32%, 1/8/2002                                                                           10,000,000                9,956,367

UBS Finance Delaware LLC

   2.25%, 12/27/2001                                                                         10,000,000                9,965,156

United Technologies Corp.

   2.25%, 3/22/2002                                                                          10,000,000                9,912,658

Volkswagen of America Inc.

   2.29%, 2/12/2002                                                                          10,000,000                9,935,053

TOTAL COMMERCIAL PAPER

   (cost $357,191,543)                                                                                               357,191,543

                                                                                                     The Fund 7

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
CORPORATE NOTES--20.4%                                                                        Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

American Honda Finance Corp.

   3.54%, 2/19/2002                                                                          12,000,000  (a)          12,000,000

Cargill Inc.

   2.36%, 1/14/2002                                                                          10,000,000  (a)          10,003,609

Caterpillar Financial Services Corp.

   3.40%, 6/5/2002                                                                           10,000,000  (a)          10,007,839

Countrywide Home Loans, Inc.

   2.43%, 1/28/2002                                                                          15,000,000  (a)          15,000,000

Credit Suisse First Boston

   3.53%, 8/23/2002                                                                          10,000,000  (a)          10,000,000

General Motors Acceptance Corp.

   2.67%, 4/18/2002                                                                          10,000,000  (a)           9,992,648

Goldman Sachs Group Inc.

   2.49%, 11/19/2001                                                                         10,000,000  (a)          10,000,724

Household Finance Corp.

   2.48%--3.47%, 12/5/2001--9/26/2002                                                        20,000,000  (a)          20,001,257

John Deere Capital Corp.

   3.69%, 2/8/2002                                                                           10,000,000  (a)           9,999,090

Northern Rock PLC

   2.54%, 10/17/2002                                                                         10,000,000  (a)          10,000,000

SBC Communications Inc.

   3.13%, 3/14/2002                                                                          10,000,000  (a)          10,000,000

Unilever N.V.

   2.31%, 10/24/2002                                                                         10,000,000  (a)          10,015,735

TOTAL CORPORATE NOTES

   (cost $137,020,902)                                                                                               137,020,902
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM BANK NOTE--1.5%
------------------------------------------------------------------------------------------------------------------------------------

National City Bank

  2.60%, 3/1/2002

   (cost $10,001,996)                                                                        10,000,000  (a)          10,001,996
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES--3.0%
------------------------------------------------------------------------------------------------------------------------------------

Federal Farm Credit Banks, Notes

  2.36%--3.31%, 12/3/2001--4/1/2002

   (cost $20,000,000)                                                                        20,000,000               20,000,000


8

                                                                                               Principal
TIME DEPOSITS--5.3%                                                                           Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Branch Banking & Trust Co. (Grand Cayman)

   2.63%, 11/1/2001                                                                          25,000,000               25,000,000

National City Bank (Grand Cayman)

   2.69%, 11/1/2001                                                                          10,300,000               10,300,000

TOTAL TIME DEPOSITS

   (cost $35,300,000)                                                                                                 35,300,000
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS--15.3%
------------------------------------------------------------------------------------------------------------------------------------

Barclays De Zoette Wedd Securities, Inc.

  2.55% dated 10/31/2001, due 11/1/2001 in the

  amount of $20,001,417 (fully collateralized by

  $1,277,000 U.S. Treasury Bonds 11.25% due 2/15/2015

  and $18,305,000 U.S. Treasury Bills due 11/1/2001,

   value $20,401,294)                                                                        20,000,000                20,000,000

Credit Suisse First Boston Corp.

  2.58% dated 10/31/2001, due 11/1/2001 in the amount of

  $10,000,717 (fully collateralized by $8,980,000

  U.S. Treasury Bonds 6.125% due 8/15/2029,

   value $10,200,794)                                                                        10,000,000               10,000,000

Goldman, Sachs & Co.

  2.56% dated 10/31/2001, due 11/1/2001 in the

  amount of $9,164,810 (fully collateralized by $9,407,000

   U.S. Treasury Bills due 2/21/2002, value $9,348,018)                                       9,164,158                9,164,158

Salomon Smith Barney Inc.

  2.63% dated 10/31/2001, due 11/1/2001 in the

  amount of $63,374,630 (fully collateralized by

  $60,480,000 Federal Home Loan Bank

   5.375% due 1/5/2004, value $64,640,906)                                                   63,370,000               63,370,000

TOTAL REPURCHASE AGREEMENTS

   (cost $102,534,158)                                                                                               102,534,158
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
   (cost $672,048,599)                                                                           100.2%              672,048,599

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.2%)               (1,133,731)

NET ASSETS                                                                                       100.0%              670,914,868

(A) VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund 9

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments
   (including Repurchase Agreements of
   $102,534,158)--Note 1(c)                            672,048,599   672,048,599

Cash                                                                     102,921

Interest receivable                                                      662,944

                                                                     672,814,464
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                    91,956

Dividend payable                                                      1,603,212

Payable for shares of Capital Stock redeemed                            204,428

                                                                      1,899,596
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      670,914,868
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

 Paid-in capital                                                    670,915,527

 Accumulated net realized gain (loss) on investments                      (659)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      670,914,868
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(2 billion shares of $.001 par value Capital Stock authorized)      670,915,527

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

10

STATEMENT OF OPERATIONS

Year Ended October 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     36,769,029

EXPENSES:

Management fee--Note 2(a)                                            1,106,183

Shareholder servicing costs--Note 2(b)                               1,106,183

TOTAL EXPENSES                                                       2,212,366

INVESTMENT INCOME--NET                                              34,556,663
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($)                   9,497

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                34,566,160

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                           -------------------------------------

                                                     2001                2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         34,556,663          39,571,175

Net realized gain (loss) from investments           9,497                 156

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   34,566,160          39,571,331
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (34,556,663)        (39,571,175)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold               4,109,832,340       3,677,358,059

Dividends reinvested                            4,274,845          10,538,921

Cost of shares redeemed                    (4,120,958,220)     (3,594,611,443)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             (6,851,035)         93,285,537

TOTAL INCREASE (DECREASE) IN NET ASSETS        (6,841,538)         93,285,693
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           677,756,406          584,470,713

END OF PERIOD                                 670,914,868          677,756,406

SEE NOTES TO FINANCIAL STATEMENTS.

12


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                          Year Ended October 31,
                                                                 -------------------------------------------------------------------

                                                                 2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                            .047           .060           .048           .053          .053

Distributions:

Dividends from investment income--net                            (.047)         (.060)         (.048)         (.053)         (.053)

Net asset value, end of period                                   1.00           1.00           1.00           1.00           1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 4.76           6.13           4.91           5.47           5.42
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .30            .30            .30            .30            .30

Ratio of net investment income
   to average net assets                                         4.69           5.98           4.81           5.34           5.27
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         670,915        677,756         584,471       479,866        533,154

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 13

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Institutional Prime Money Market Fund (the "fund" ) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering seventeen series including the fund. The fund's investment objective is to seek a high level of current income consistent with stability of principal and conservative investment risk by investing in direct obligations of the U.S. Treasury and repurchase agreements secured by such obligations. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest

14

income is recognized on the accrual basis. Cost of investments represents amortized cost.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provi-

                                                                 The Fund 15

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

sions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of $659 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2001. If not applied, the carryover expires in fiscal 2006.

At October 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions with Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, shareholder servicing fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund' s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is

16

reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts) . In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Shareholder servicing plan: Under the Shareholder Servicing Plan (the
" Plan" ), the fund may pay up to .15% of the value of the average daily net assets annually to compensate certain banks, brokers, dealers or other financial institutions for shareholder services. During the period ended October 31, 2001, the fund was charged $1,106,183 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2001, the fund did not borrow under the line of credit.

                                                             The Fund 17

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Institutional Prime Money Market Fund (the "Fund") of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Institutional Prime Money Market Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                                 /s/KPMG LLP

New York, New York
December 10, 2001

18


NOTES

                                                           For More Information

                        Dreyfus Institutional
                        Prime Money Market Fund

                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  922AR1001


Dreyfus Institutional
U.S. Treasury
Money Market Fund

ANNUAL REPORT
October 31, 2001



The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             8   Statement of Assets and Liabilities

                             9   Statement of Operations

                            10   Statement of Changes in Net Assets

                            11   Financial Highlights

                            12   Notes to Financial Statements

                            16   Independent Auditors' Report

                            17   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Institutional
                                                U.S. Treasury Money Market Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Institutional U.S. Treasury Money Market Fund covers the period from November 1, 2000 through October 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund' s portfolio manager, Laurie Carroll.

It is impossible to discuss the economic and market events of the reporting period without addressing the devastating terrorist attacks of September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before September 11, a slowing economy had prompted the Federal Reserve Board (the "Fed") to reduce short-term interest rates to their lowest levels in more than seven years. Since the attacks, the Fed has reduced rates even further in an attempt to offset the adverse economic effects that resulted from the disruption in business activity and consumer spending. Recent events may have prolonged existing economic weakness, but we believe that the U.S. may begin to see economic recovery in the months ahead. In the meantime, there is little doubt that money market yields will remain low and that the investment environment for longer term assets will continue to be challenging.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies. For additional market perspectives, please visit the Market Commentary section at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2001

2

DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Institutional U.S. Treasury Money Market Fund perform during the period?

For the 12-month period ended October 31, 2001, Dreyfus Institutional U.S. Treasury Money Market Fund produced a yield of 4.44%, and after taking into account the effects of compounding, an effective yield of 4.53%.(1)

We attribute the fund's performance to declining interest rates, which reduced the yields of money market securities throughout the reporting period. We responded by increasing the weighted average maturity of the fund's holdings, which enabled the fund to maintain higher yields for as long as practical while interest rates fell.

What is the fund's investment approach?

As a U.S. Treasury money market fund, our goal is to provide shareholders with an investment vehicle that invests in a portfolio of U.S. Treasury securities as well as repurchase agreements that are backed by U.S. Treasuries. A major benefit of these securities is that they are very liquid in nature -- that is, they can be converted to cash quickly. Because U.S. Treasury obligations are backed by the full faith and credit of the U.S. government, they are generally considered to be among the highest quality investments available. By investing in these obligations, the fund seeks to add an incremental degree of safety to the portfolio. The fund is required to maintain an average dollar-weighted maturity of 90 days or less.

What other factors influenced the fund's performance?

The two most significant factors affecting the fund's performance were the continued slowdown of the U.S. economy and the short-term interest-rate cuts initiated by the Federal Reserve Board (the "Fed" ).

At the beginning of the reporting period, most economic indicators were already pointing to an economic slowdown, and many corpora-

                                                                 The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

tions faced lower revenues and earnings as the business environment deteriorated. Companies in a variety of industries attempted to slow down the erosion of earnings by laying off employees and postponing capital spending on items such as technology equipment and software, including Internet and e-business systems. The one notable exception to this pattern of economic weakness was consumer spending, which remained surprisingly strong.

In early January, in an effort to stimulate renewed economic growth, the Fed initiated one of the most aggressive rate-cutting campaigns in history. In nine separate moves during the reporting period, the Fed reduced short-term interest rates a total of 4.00 percentage points. As interest rates fell, so did yields of money market investments. In response, we extended the fund's weighted average maturity in an effort to lock in prevailing yields for as long as practical. We also limited our exposure to repurchase agreements, which are overnight securities backed by Treasuries. We preferred instead to lock in yields by purchasing U.S. Treasury bills with longer maturities.

While the economy had not recovered by the end of the summer, signs began to emerge that economic deterioration had slowed. Indeed, the Fed's rate-cutting strategy might have been successful had it not been for the terrorist attacks of September 11, which pushed the economy into recession. Layoff announcements increased, tentative decisions to reduce capital spending were solidified, consumer confidence plunged and home buying slowed. Gross domestic product, a measure of all goods and services produced in the U.S., fell during the third calendar quarter, the first economic contraction in more than eight years.

On October 31, 2001, the Treasury Department announced that it would no longer issue 30-year Treasury bonds, a move that resulted in the largest bond rally in more than a decade. While this fund only invests in short-term securities, we believe that the elimination of the long bond ultimately will cause issuance of shorter term Treasury securities to increase.

4

What is the fund's current strategy?

Although the September 11 attacks have delayed economic recovery, we do not believe that they eliminated it. In our view, the Fed may be nearing the end of its easing cycle, and interest rates should remain stable through the early part of 2002. Accordingly, we plan to continue to maintain the fund's relatively long weighted average maturity until we see evidence that interest rates may rise. As of the end of the reporting period, the fund's average maturity was 48 days, compared to 35 days when the reporting period began.

In addition, we have continued to increase our exposure to U.S. Treasury securities and de-emphasize repurchase agreements. As of October 31, 2001, approximately 70% of the fund's assets were invested in U.S. Treasury securities versus 30% in repurchase agreements. We plan to continually monitor the economy and money markets and, when needed, we will make changes to the fund accordingly.

November 15, 2001

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund 5

STATEMENT OF INVESTMENTS

October 31, 2001

STATEMENT OF INVESTMENTS

                                                                          Annualized
                                                                            Yield on
                                                                             Date of                 Principal
U.S. TREASURY BILLS--48.6%                                                   Purchase (%)            Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

11/1/2001                                                                        3.47             20,000,000             20,000,000

11/8/2001                                                                        3.33             20,000,000             19,987,142

11/23/2001                                                                       2.28             30,000,000             29,958,383

12/6/2001                                                                        2.21             10,000,000              9,978,563

12/20/2001                                                                       3.33             25,000,000             24,888,015

12/27/2001                                                                       2.64             25,000,000             24,898,306

1/24/2002                                                                        3.33             10,000,000              9,923,467

2/7/2002                                                                         2.17             15,000,000             14,912,208

2/14/2002                                                                        3.33             10,000,000              9,904,333

2/21/2002                                                                        2.20             10,000,000              9,932,178

3/7/2002                                                                         2.08             20,000,000             19,855,275

4/4/2002                                                                         2.04             10,000,000              9,913,589

TOTAL U.S. TREASURY BILLS

   (cost $204,151,459)                                                                                                  204,151,459
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY NOTES--21.6%
------------------------------------------------------------------------------------------------------------------------------------

5.875%, 11/30/2001                                                               3.40             20,000,000             20,036,226

6.25%, 1/31/2002                                                                 2.05             30,000,000             30,304,305

6.375%, 1/31/2002                                                                2.73             30,000,000             30,261,368

6.25%, 2/28/2002                                                                 3.27             10,000,000             10,095,595

TOTAL U.S. TREASURY NOTES

   (cost $90,697,494)                                                                                                    90,697,494

6
                                                                       Annualized
                                                                         Yield on
                                                                          Date of                 Principal
REPURCHASE AGREEMENTS--29.7%                                             Purchase (%)            Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Barclays De Zoette Wedd Securities, Inc.

  dated 10/31/2001, due 11/1/2001

  in the amount of $30,002,125

  (fully collateralized by $25,768,000

  U.S. Treasury Bonds 6.375% to 11.25%,

  due from 2/15/2015 to 8/15/2027,

   value $30,600,544)                                                          2.55             30,000,000             30,000,000

Credit Suisse First Boston Corp.

  dated 10/31/2001, due 11/1/2001

  in the amount of $30,002,150

  (fully collateralized by $26,940,000

  U.S. Treasury Bonds 6.125%, due 8/15/2029,

   value $30,602,383)                                                          2.58             30,000,000             30,000,000

Goldman, Sachs & Co.

  dated 10/31/2001, due 11/1/2001

  in the amount of $64,708,237

  (fully collateralized by $60,848,000

  U.S. Treasury Bonds 5.50%, due 8/15/2028,

   value $65,997,758)                                                          2.56              64,703,636              64,703,636

TOTAL REPURCHASE AGREEMENTS

   (cost $124,703,636)                                                                                                  124,703,636
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $419,552,589)                                                             99.9%                 419,552,589

CASH AND RECEIVABLES (NET)                                                                          .1%                     543,055

NET ASSETS                                                                                       100.0%                 420,095,644

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund 7

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2001

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments
   (including Repurchase Agreements of $124,703,636)
   --Note 1 (c)                                        419,552,589  419,552,589

Cash                                                                     22,727

Interest receivable                                                   1,567,486

                                                                    421,142,802
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   101,339

Dividends payable                                                       945,819

                                                                      1,047,158
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      420,095,644
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     420,096,022

Accumulated net realized gain (loss) on investments                       (378)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      420,095,644
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(2 billion shares of $.001 par value Capital Stock authorized)      420,096,022

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

8

STATEMENT OF OPERATIONS

Year Ended October 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     21,238,902

EXPENSES:

Management fee--Note 2(a)                                              661,443

Shareholder servicing costs--Note 2(b)                                 661,443

TOTAL EXPENSES                                                       1,322,886

INVESTMENT INCOME--NET, REPRESENTING NET
  INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  19,916,016

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 9

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended October 31
                                           -------------------------------------

                                                     2001               2000
--------------------------------------------------------------------------------

OPERATIONS ($):

INVESTMENT INCOME--NET, REPRESENTING NET INCREASE
   IN NET ASSETS RESULTING FROM OPERATIONS    19,916,016           23,591,879
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                       (19,916,016)         (23,591,879)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold               2,873,115,037       3,462,620,773

Dividends reinvested                              873,416           1,820,483

Cost of shares redeemed                    (2,916,259,210)     (3,475,416,008)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 (42,270,757)        (10,974,752)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (42,270,757)        (10,974,752)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           462,366,401          473,341,153

END OF PERIOD                                 420,095,644          462,366,401

SEE NOTES TO FINANCIAL STATEMENTS.

10

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                        Year Ended October 31,
                                                                 -------------------------------------------------------------------

                                                                 2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                           .044           .055           .047           .051          .050

Distributions:

Dividends from investment income--net                           (.044)         (.055)         (.047)         (.051)        (.050)

Net asset value, end of period                                   1.00           1.00           1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 4.53           5.64           4.58           5.22          5.16
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .30            .30            .30            .30           .30

Ratio of net investment income
   to average net assets                                         4.52           5.53           4.45           5.10          5.04
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         420,096        462,366        473,341        645,297       776,726

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund 11

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Institutional U.S. Treasury Money Market Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering seventeen series including the fund. The fund's investment objective is to seek a high level of current income consistent with stability of principal and conservative investment risk by investing in direct obligations of the U.S. Treasury and repurchase agreements secured by such obligations.The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation ( the
" Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund' s shares, which are sold without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest

12

income is recognized on the accrual basis. Cost of investments represents amortized cost.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provi-

                                                                    The Fund 13

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

sions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of $378 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2001. If not applied, the carryover expires in fiscal 2007.

At October 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions with Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, shareholder servicing fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund' s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is

14

reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts) . In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Shareholder servicing plan: Under the Shareholder Servicing Plan (the
" Plan" ), the fund may pay up to .15% of the value of the average daily net assets to compensate certain banks, brokers, dealers or other financial institutions for shareholder services. During the period ended October 31, 2001, the fund was charged $661,443 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2001, the fund did not borrow under the line of credit.

                                                             The Fund 15

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders

The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Institutional U.S. Treasury Money Market Fund (the "Fund") of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers and other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Institutional U.S. Treasury Money Market Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                            /s/KPMG LLP

New York, New York
December 10, 2001

16

IMPORTANT TAX INFORMATION (Unaudited)

For State individual income tax purposes, the fund hereby designates 66.50% of the ordinary income dividends paid during its fiscal year ended October 31, 2001 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.

                                                             The Fund 17

                                                           For More Information

                        Dreyfus
                        Institutional U.S. Treasury
                        Money Market Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  930AR1001


Dreyfus
Money Market
Reserves

ANNUAL REPORT
October 31, 2001




The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            15   Notes to Financial Statements

                            20   Independent Auditors' Report

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus
                                                          Money Market Reserves

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Money Market Reserves covers the period from November 1, 2000 through October 31, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, David Hertan.

It is impossible to discuss the economic and market events of the reporting period without addressing the devastating terrorist attacks of September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before September 11, a slowing economy had prompted the Federal Reserve Board (the "Fed") to reduce short-term interest rates to their lowest levels in more than seven years. Since the attacks, the Fed has reduced rates even further in an attempt to offset the adverse economic effects that resulted from the disruption in business activity and consumer spending. Recent events may have prolonged existing economic weakness, but we believe that the U.S. may begin to see economic recovery in the months ahead. In the meantime, there is little doubt that money market yields will remain low and that the investment environment for longer term assets will continue to be challenging.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies. For additional market perspectives, please visit the Market Commentary section at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation

November 15, 2001

2


DISCUSSION OF FUND PERFORMANCE

David Hertan, Portfolio Manager

How did Dreyfus Money Market Reserves perform during the period?

For the 12-month period ended October 31, 2001, Dreyfus Money Market Reserves' Investor shares produced a yield of 4.38% and its Class R shares produced a yield of 4.58% . Taking into account the effects of compounding, the effective yields for the Investor shares and Class R shares were 4.47% and 4.68%, respectively.(1)

We attribute the fund's performance to declining interest rates, which reduced the yields of money market securities throughout the reporting period. We responded by increasing the fund's weighted average maturity, which enabled us to maintain higher yields for as long as practical while interest rates fell.

What is the fund's investment approach?

Our goal is to provide shareholders with an investment vehicle that offers a high level of current income, consistent with the stability of principal. We try to accomplish this through a portfolio of securities that are very liquid in nature; that is, they can be converted to cash quickly. We invest in a diversified portfolio of high quality, short-term debt securities, such as those issued by the United States government or its agencies, certificates of deposit issued by banks, repurchase agreements with securities dealers and commercial paper issued by corporations. Generally, the fund is required to invest at least 95% of its assets in the securities of issuers with the highest credit rating or the unrated equivalent as determined by Dreyfus. It is also required to maintain an average dollar-weighted portfolio maturity of 90 days or less.

What other factors influenced the fund's performance?

The fund' s performance was primarily affected by a slowing U.S. economy and declining short-term interest rates.

                                                             The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

When the reporting period began, the U.S. economy was already in the midst of a slowdown. Most economic indicators had deteriorated, with the exception of consumer spending. Oil prices were at record highs, due in large part to surging demand for a limited supply of electricity in a number of Western states. At the same time, many corporations were faced with lower revenues and earnings, which caused them to lay off employees and postpone capital spending plans in an attempt to slow the erosion of earnings.

In early January 2001, in an effort to stimulate renewed economic growth, the Federal Reserve Board (the "Fed" ) initiated one of the most aggressive rate-cutting campaigns in history. In nine separate moves during the reporting period, the Fed reduced short-term interest rates a total of 4.00 percentage points. As interest rates fell, so did yields of money market investments. As a result, in an effort to lock in prevailing yields for as long as practical, we extended the fund's average maturity soon after the Fed began cutting interest rates.

While the economy had not recovered by the end of the summer, signs began to emerge that economic deterioration had slowed. Indeed, the Fed's rate-cutting strategy might have been successful had it not been for the September 11 terrorist attacks, which pushed the economy into recession. Layoff announcements increased, capital spending was reduced, consumer confidence plunged and home buying slowed. Gross domestic product, a measure of all goods and services produced in the U.S., fell during the third calendar quarter, the first economic contraction in more than eight years.

On the last day of the reporting period, the Treasury Department announced that it would no longer issue 30-year Treasury bonds, resulting in the largest bond rally in more than a decade. While this fund invests only in short-term securities, we believe that the elimination of the long bond ultimately will lead to an increase in issuance of shorter term Treasury securities. Generally, when more securities are issued, their yields rise to attract more investor interest.

4

What is the fund's current strategy?

We believe that the end of the current interest-rate easing cycle may be near and the U.S. economy may soon begin to expand at a greater rate. Should that scenario unfold, we believe that yields on money market instruments will begin to rise. As a result, we are currently looking to increase the fund's floating rate note exposure to take advantage of higher rates should they become available. Of course, no matter how the economic environment evolves over the foreseeable future, we will attempt to quickly adapt our maturity management and security selection strategies to maximize income while maintaining a stable share price.

November 15, 2001

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund 5

STATEMENT OF INVESTMENTS

October 31, 2001

                                                                                           Principal
NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--30.8%                                             Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Bank of New York

   2.50%, 10/15/2002                                                                         35,000,000               34,996,612

Bank of Scotland (Yankee)

   4.07%, 5/30/2002                                                                          33,000,000               33,019,654

Barclays Bank PLC (Yankee)

   2.52%, 1/14/2002                                                                          15,000,000  (a)          14,999,563

Bayerische Landesbank Girozentrale (Yankee)

   5.28%, 1/25/2002                                                                          17,000,000               16,997,112

Canadian Imperial Bank of Commerce (Yankee)

   4.12% - 5.12%, 2/19/2002 - 6/5/2002                                                       35,000,000               35,000,000

Comerica Bank

   2.63%, 11/6/2001                                                                          15,000,000  (a)          14,999,940

Credit Agricole Indosuez S.A. (Yankee)

   3.73%, 7/31/2002                                                                          30,000,000               30,000,000

Danske Bank A/S (Yankee)

   5.11%, 2/11/2002                                                                          10,000,000               10,000,000

Deutsche Bank AG (Yankee)

   4.02%, 7/5/2002                                                                           30,000,000               30,000,985

Dexia Delaware LLC (Yankee)

   4.22%, 5/16/2002                                                                          10,000,000               10,000,522

Landesbank Baden-Wuerttemberg (Yankee)

   5.40%, 1/9/2002                                                                           20,000,000               19,994,343

Lloyds TSB Bank PLC (Yankee)

   3.68%, 12/17/2001                                                                         30,000,000               30,002,591

Royal Bank of Canada (Yankee)

   2.52%, 1/11/2002                                                                          15,000,000  (a)          14,999,716

Royal Bank of Scotland PLC (Yankee)

   5.21%, 2/20/2002                                                                          12,000,000               12,000,176

Svenska Handelsbanken (Yankee)

   3.91% - 4.24%, 5/7/2002 - 6/12/2002                                                       35,000,000               35,010,034

Toronto-Dominion Bank (Yankee)

   4.02%, 7/8/2002                                                                           35,000,000               35,001,163

Westpac Banking Corp. (Yankee)

   5.08%, 2/5/2002                                                                           20,000,000               19,996,051

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $397,018,462)                                                                                               397,018,462
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--37.5%
------------------------------------------------------------------------------------------------------------------------------------

Centric Capital Corp.

   2.39% - 2.50%, 11/6/2001 - 11/21/2001                                                     59,125,000               59,082,898

Coca-Cola Enterprises Inc.

   2.51%, 11/8/2001                                                                          18,200,000               18,191,153



6

                                                                                            Principal
COMMERCIAL PAPER (CONTINUED)                                                               Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Countrywide Home Loans Inc.

   2.54%, 11/7/2001                                                                          54,000,000               53,977,237

Dexia Delaware LLC

   2.47%, 11/13/2001                                                                         25,000,000               24,979,500

Eksportfinans ASA

   2.55%, 11/1/2001                                                                          20,000,000               20,000,000

FCAR Owner Trust Series One

   2.51%, 11/9/2001                                                                          50,000,000               49,972,222

FCAR Owner Trust Series Two

   2.53%, 11/13/2001                                                                          5,000,000                4,995,800

Fleet Funding Corp.

   2.51%, 11/7/2001                                                                          40,000,000               39,983,333

Fountain Square Commercial Funding Corp.

   2.49% - 2.50%, 11/5/2001 - 11/9/2001                                                      27,680,000               27,670,519

Household International Inc.

   2.50%, 11/13/2001                                                                         30,000,000               29,975,000

Koch Industries Inc.

   2.63%, 11/1/2001                                                                          50,000,000               50,000,000

National Rural Utilities Cooperative Finance Corp.

   2.53%, 11/2/2001                                                                          10,000,000                9,999,297

UBS Finance Delaware LLC

   2.65%, 11/1/2001                                                                          50,000,000               50,000,000

USA Education Inc.

   2.50%, 11/2/2001                                                                          45,000,000               44,996,875

TOTAL COMMERCIAL PAPER

   (cost $483,823,834)                                                                                               483,823,834
------------------------------------------------------------------------------------------------------------------------------------

CORPORATE NOTES--24.3%
------------------------------------------------------------------------------------------------------------------------------------

Associates Corp. of North America

   3.37%, 5/17/2002                                                                          26,162,000  (a)          26,179,675

Bank One Corp.

   1.89%, 1/7/2002                                                                           10,000,000  (a)          10,002,351

Boeing Capital Corp.

   2.54%, 9/27/2002                                                                          13,000,000  (a)          13,014,846

Branch Banking & Trust Co.

   2.58%, 6/24/2002                                                                           5,000,000  (a)           5,004,792

Chase Manhattan Corp.

   2.26% - 2.46%, 1/29/2002 - 3/26/2002                                                      19,500,000  (a)          19,518,008

CIT Group, Inc.

   3.63%, 11/2/2001                                                                          20,000,000  (a)          20,000,065

Comerica Bank

   2.54%, 8/8/2002                                                                           19,000,000  (a)          19,015,336

                                                                                                     The Fund 7

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                            Principal
CORPORATE NOTES (CONTINUED)                                                                Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Dexia Credit Local De France

   3.54%, 2/11/2002                                                                           7,000,000  (a)           7,000,464

Fleet National Bank

   3.59%, 8/2/2002                                                                           12,500,000  (a)          12,529,377

General Electric Capital Corp.

   3.31% - 5.08%, 2/25/2002 - 10/8/2002                                                      15,250,000               15,514,784

Homeside Lending Inc.

   3.43%, 6/10/2002                                                                          15,000,000  (a)          15,028,717

International Lease Finance Corp.

   3.79% - 6.34%, 11/23/2001 - 8/1/2002                                                       8,117,000                8,167,478

International Lease Finance Corp.

   3.35%, 6/3/2002                                                                            7,000,000  (a)           7,006,070

Merrill Lynch & Co. Inc.

   2.26% - 3.57%, 1/11/2002 - 7/24/2002                                                      39,000,000  (a)          39,026,692

Morgan Stanley Dean Witter & Co.

   2.26% - 3.48%, 12/17/2001 - 5/20/2002                                                     30,000,000  (a)          30,029,915

Norwest Corp.

   3.50%, 11/21/2001                                                                          2,550,000  (a)           2,550,055

Paccar Financial Corp.

   6.39%, 12/17/2001                                                                          5,000,000                5,003,269

Province of Manitoba

   3.63%, 4/15/2002                                                                           3,015,000                3,071,464

U.S. Bancorp

   2.47%, 1/16/2002                                                                           5,000,000  (a)           5,001,796

USL Capital Corp.

   6.35%, 12/1/2001                                                                           1,000,000                1,001,561

Verizon Global Funding Corp.

   2.72%, 3/21/2002                                                                          45,000,000  (a)          45,021,741

Wells Fargo Bank N.A.

   2.31%, 4/26/2002                                                                           5,000,000  (a)           5,002,913

TOTAL CORPORATE NOTES

   (cost $313,691,369)                                                                                               313,691,369
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM BANK NOTES--3.4%
------------------------------------------------------------------------------------------------------------------------------------

American Express Centurion Bank

   2.50%, 4/11/2002                                                                          15,000,000  (a)          15,000,000

Bank of Montreal

   2.33%, 4/15/2002                                                                          20,000,000  (a)          20,011,344

National City Bank

   2.59%, 3/1/2002                                                                            8,500,000  (a)           8,501,964


8

                                                                                            Principal
SHORT-TERM BANK NOTES (CONTINUED)                                                          Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PNC Bank N.A.

   2.49%, 1/24/2002                                                                           1,000,000  (a)           1,000,083

TOTAL SHORT-TERM BANK NOTES

   (cost $44,513,391)                                                                                                 44,513,391
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES--.2%
------------------------------------------------------------------------------------------------------------------------------------

Federal Home Loan Mortgage Corp., Notes

  3.94%, 11/20/2001

   (cost $2,002,118)                                                                          2,000,000                2,002,118
------------------------------------------------------------------------------------------------------------------------------------

TIME DEPOSITS--3.2%
------------------------------------------------------------------------------------------------------------------------------------

Branch Banking & Trust Co. (Grand Cayman)

  2.63%, 11/1/2001

   (cost $42,075,000)                                                                        42,075,000               42,075,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,283,124,174)                                                           99.4%            1,283,124,174

CASH AND RECEIVABLES (NET)                                                                          .6%                7,877,820

NET ASSETS                                                                                       100.0%            1,291,001,994

(A) VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

SEE NOTES TO FINANCIAL STATEMENTS.



                                                             The Fund 9

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                       1,283,124,174  12,283,124,174

Cash                                                                  3,251,990

Interest receivable                                                   8,642,163

                                                                  1,295,018,327
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   667,988

Dividend payable                                                      2,799,982

Payable for Capital Stock redeemed                                      548,363

                                                                      4,016,333
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,291,001,994
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,291,002,823

Accumulated net realized gain (loss) on investments                       (829)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,291,001,994

NET ASSET VALUE PER SHARE

                                                  Investor Shares      Class R
                                                                       Shares
--------------------------------------------------------------------------------

Net Assets ($)                                        871,944,912   419,057,082

Shares Outstanding                                    871,942,966   419,059,857
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                1.00          1.00

SEE NOTES TO FINANCIAL STATEMENTS.

10

STATEMENT OF OPERATIONS

Year Ended October 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     47,370,832

EXPENSES:

Management fee--Note 2(a)                                            4,942,774

Distribution fees (Investor Shares)--Note 2(b)                       1,146,826

TOTAL EXPENSES                                                       6,089,600

INVESTMENT INCOME--NET                                              41,281,232
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B)($):                  16,683

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                41,297,915

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                                 -------------------------------

                                                     2001                 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         41,281,232           39,475,240

Net realized gain (loss) from investments          16,683                3,727

NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                             41,297,915           39,478,967
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Investor shares                               (22,444,424)         (19,167,911)

Class R shares                                (18,836,808)         (20,307,329)

TOTAL DIVIDENDS                               (41,281,232)         (39,475,240)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold:

Investor shares                             1,895,786,265          840,509,994

Class R shares                              1,046,670,304        1,002,553,825

Dividends reinvested:

Investor shares                                22,056,744           18,538,260

Class R shares                                  7,701,166            8,957,119

Cost of shares redeemed:

Investor shares                            (1,379,286,511)        (873,269,242)

Class R shares                             (1,028,437,355)        (918,781,499)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 564,490,613           78,508,457

TOTAL INCREASE (DECREASE) IN NET ASSETS       564,507,296           78,512,184
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           726,494,698          647,982,514

END OF PERIOD                               1,291,001,994          726,494,698

SEE NOTES TO FINANCIAL STATEMENTS.

12

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                        Year Ended October 31,
                                                                 -------------------------------------------------------------------

INVESTOR SHARES                                                  2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                           .044           .056           .045           .050          .049

Distributions:

Dividends from investment income--net                           (.044)         (.056)         (.045)         (.050)        (.049)

Net asset value, end of period                                   1.00           1.00           1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 4.47           5.70           4.64           5.13          5.04
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .70            .70            .70            .70           .70

Ratio of net investment income
   to average net assets                                         3.91           5.56           4.54           5.01          4.95
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         871,945        333,377        347,596        301,473       204,851

SEE NOTES TO FINANCIAL STATEMENTS.

14
                                                             The Fund 13

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                          Year Ended October 31,
                                                                 -------------------------------------------------------------------

CLASS R SHARES                                                   2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                           .046           .058           .047           .052          .051

Distributions:

Dividends from investment income--net                           (.046)         (.058)         (.047)         (.052)        (.051)

Net asset value, end of period                                   1.00           1.00           1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 4.68           5.91           4.84           5.34          5.25
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .50            .50            .50            .50           .50

Ratio of net investment income
   to average net assets                                         4.54           5.80           4.74           5.21          5.13
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         419,057        393,117        300,386        249,415       232,032

SEE NOTES TO FINANCIAL STATEMENTS.

14

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Money Market Reserves (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering seventeen series including the fund. The fund's investment objective is to seek a high level of current income consistent with stability of principal by investing in high-grade money market instruments. The Dreyfus Corporation (the "Manager" ) serves as the fund' s investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 2 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund 15

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is recognized on the accrual basis. Cost of investments represents amortized cost.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund' s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. Dreyfus, acting under the supervision of the Board of Directors, reviews the value of the collat-

16

eral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of $829 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2001. If not applied, the carryover expires in fiscal 2005.

At October 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective,

                                                                   The Fund 17

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees) . Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Distribution plan: The fund has adopted a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% (currently limited by the Company's Board of Directors to .20%) of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor, an affiliate of the Manager, for shareholder servicing activities and activi-

18

ties primarily intended to result in the sale of Investor shares. During the period ended October 31, 2001, the Investor shares were charged $1,146,826 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2001, the fund did not borrow under the line of credit.

                                                             The Fund 19

INDEPENDENT AUDITORS'REPORT

The Board of Directors and Shareholders The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Money Market Reserves (the "Fund") of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Money Market Reserves of The Dreyfus/Laurel Funds, Inc. as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                                   /s/KPMG LLP

New York, New York
December 10, 2001



                                                           For More Information

                        Dreyfus Money Market Reserves
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  317AR1001


Dreyfus
Municipal Reserves

ANNUAL REPORT
October 31, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            18   Notes to Financial Statements

                            22   Independent Auditors' Report

                            23   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                             Municipal Reserves

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Municipal Reserves covers the period from November 1, 2000 through October 31, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, John Flahive.

It is impossible to discuss the economic and market events of the reporting period without addressing the devastating terrorist attacks of September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before September 11, a slowing economy had prompted the Federal Reserve Board (the "Fed") to reduce short-term interest rates to their lowest levels in more than seven years. Since the attacks, the Fed has reduced rates even further in an attempt to offset the adverse economic effects that resulted from the disruption in business activity and consumer spending. Recent events may have prolonged existing economic weakness, but we believe that the U.S. may begin to see economic recovery in the months ahead. In the meantime, there is little doubt that money market yields will remain low and that the investment environment for longer term assets will continue to be challenging.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies. For additional market perspectives, please visit the Market Commentary section at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation

November 15, 2001

2


DISCUSSION OF FUND PERFORMANCE

John Flahive, Portfolio Manager

How did Dreyfus Municipal Reserves perform during the period?

For the 12-month period ended October 31, 2001, the fund's Investor shares produced a yield of 2.57% and, taking into account the effects of compounding, an effective yield of 2.60%.(1) The fund's Class R shares provided a 2.75% yield and a 2.79% effective yield for the same period.(1)

We attribute the fund's performance to declining interest rates throughout the reporting period, which reduced yields of tax-exempt money market securities.

What is the fund's investment approach?

Our goal is to seek as high a level of federally tax-exempt income as is practical while maintaining a stable $1.00 share price. To achieve this objective, we employ two primary strategies. First and foremost, we attempt to add value by selecting the individual tax-exempt money market instruments that we believe are most likely to provide the highest returns with the least risk. Second, we actively manage the portfolio's average maturity in anticipation of supply-and-demand changes in the short-term municipal marketplace.

Using a bottom-up approach that focuses on individual securities rather than economic or market trends, we constantly search for securities that, in our opinion, represent better values than we currently hold in the portfolio. When we find securities that we believe will help us enhance the fund's yield without sacrificing quality, we buy them and sell what we feel are less attractive securities.

The management of the portfolio's average maturity is a more tactical approach. If we expect the demand for securities to decrease temporarily, we may reduce the portfolio' s average maturity to make cash available for the purchase of higher yielding securities.

                                                             The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

If we expect demand for short-term municipal securities to surge at a time when we anticipate little issuance and, therefore, lower yields, we may increase the portfolio' s average maturity to maintain current yields for as long as practical. At other times, we generally try to maintain a neutral average maturity.

What other factors influenced the fund's performance?

Money market yields, including those on tax-exempt securities, fell throughout the reporting period. When the U.S. economy began to slow, the Federal Reserve Board (the "Fed") responded by reducing short-term interest rates in an effort to stimulate renewed economic growth. All told, the Fed reduced short-term interest rates nine times during the reporting period for a total reduction of
4.00 percentage points.

In addition, the fund was affected by the deteriorating fiscal condition of some municipalities, which was primarily caused by reduced tax revenues in a slowing economy. As a result, we became more selective when choosing securities for the fund, avoiding areas that we believed were most troubled and focusing on those in which we had the most confidence.

As an example, the September 11 terrorist attacks have created new economic uncertainties in New York. While it is widely anticipated that the federal government will absorb the clean-up and recovery costs from the incident itself, the longer term consequences associated with lost jobs and tourism are likely to become the state's and city's burden.

California' s fiscal condition also worsened during the reporting period because of its power shortages, which reached crisis proportions last spring. While California has already issued close to $6 billion in revenue anticipation notes to finance the purchase of electricity, it is believed that those funds will cover the state's costs only through June 2002.

In addition, Massachusetts also faces potential budget problems. The commonwealth's government has been unable to reach a budgetary agreement for some time now, and ongoing projects, such as the over-budget "Big Dig" in Boston, still need funding.

4

What is the fund's current strategy?

As of the end of the reporting period, we have limited the fund's exposure to New York, California and Massachusetts. We believe that it is prudent to wait until we see more evidence of underlying financial strength before we increase our holdings of securities from these municipalities. Otherwise, we expect to see higher levels of issuance across the country as states initiate more short-term borrowing programs to finance their operations, which should give us a more ample supply from which to choose creditworthy securities. However, because this increased supply is likely to come at a time of strong demand from investors seeking investment alternatives to a volatile stock market, we expect yields to remain at relatively low levels for the foreseeable future.

November 15, 2001

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.



                                                             The Fund 5

STATEMENT OF INVESTMENTS

October 31, 2001

                                                                                               Principal
TAX EXEMPT INVESTMENTS--100.5%                                                                Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALABAMA--5.0%

Birmingham-Carraway Special Care Facilities Financing Authority

  Revenues, VRDN (Carraway Methodist Health)

   1.98% (LOC; AmSouth Bank)                                                                  9,600,000  (a)           9,600,000

Port City Medical Clinical Board, Revenues, VRDN

  (Infirmary Health Systems) 2.10% (Liquidity Facility: Bank of

   Nova Scotia and Kredietbank NA Finance Corp.)                                              5,000,000  (a)           5,000,000

University of Alabama, Revenues, VRDN

  1.93% (Insured; AMBAC and Liquidity Facility; Credit Suisse

   First Boston)                                                                              3,900,000  (a)           3,900,000

ALASKA--.8%

Alaska Industrial Development Authority, Revenues, VRDN

  (Providence Medical Office Building)

   2.20% (LOC; Kredietbank NA Finance Corp.)                                                  2,995,000  (a)           2,995,000

ARIZONA--.5%

Maricopa County Pollution Control Corporation, PCR

  Refunding, VRDN (Arizona Public Service Company)

   2% (LOC; Bank of America)                                                                  1,800,000  (a)           1,800,000

CALIFORNIA--2.1%

State of California, RAN:

   3.25%, 6/28/2002                                                                           5,500,000                5,536,481

   VRDN 2.28%                                                                                 2,000,000  (a)           2,000,000

COLORADO--5.0%

Colorado Housing and Finance Authority, MFHR, Refunding, VRDN

   (Winridge Apartments) 2% (Liquidity Facility; FNMA)                                        2,165,000  (a)           2,165,000

Dove Valley Metropolitan District of Arapahoe County, GO Notes:

   4.40%, 11/1/2001 (LOC; BNP Parabis)                                                        3,000,000                3,000,000

   Refunding 4.40%, 11/1/2001 (LOC; BNP Parabis)                                              1,000,000                1,000,000

Interstate South Metropolitan District, GO Notes, Refunding

   2.25%, 11/1/2001 (LOC; BNP Parabis)                                                          975,000                  975,000

NBC Metropolitan District, GO Notes

   4.45%, 12/1/2001 (LOC; U.S. Bank NA)                                                       2,700,000                2,700,000

SBC Metropolitan District, GO Notes

   4.45%, 12/1/2001 (LOC; U.S. Bank NA)                                                       3,655,000                3,655,000

Tower Metropolitan District, GO Notes, Refunding and Improvement

   3.35%, 12/1/2001 (LOC; U.S. Bank NA)                                                       4,890,000                4,890,000

FLORIDA--5.8%

Broward County Housing Finance Authority, MFHR, Refunding

   VRDN (Waters Edge Project) 2.10%                                                           6,740,000  (a)           6,740,000

Dade County, Water and Sewer System Revenue, VRDN

   1.90% (Insured; FGIC and Liquidity Facility; Commerzbank)                                  3,700,000  (a)           3,700,000


6

                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FLORIDA (CONTINUED)

Dade County Industrial Development Authority, IDR, VRDN

  (Dolphins Stadium Project)

   2% (LOC; Societe Generale)                                                                 1,075,000  (a)           1,075,000

Florida Finance Commission, CP

  State Revolving Loan 2.20%, 11/19/2001

   (LOC; First Union Bank)                                                                    5,100,000                5,100,000

Florida Housing Finance Agency, MFMR, VRDN

   2.05% (LOC; Credit Suisse First Boston)                                                    4,800,000  (a)           4,800,000

GEORGIA--1.1%

De Kalb County Development Authority, Private Schools Revenue

  VRDN (Marist School Inc. Project)

   2.10% (LOC; SunTrust Bank)                                                                 3,500,000  (a)           3,500,000

Fulton County Housing Authority, MFHR, Refunding, VRDN

  (Saratoga Apartments Project)

   2% (LOC; FNMA)                                                                               700,000  (a)             700,000

IDAHO--3.8%

Idaho Health Facilities Authority, Revenues, VRDN

   Aces-Pooled Financing Program 2% (LOC; U.S. Bancorp)                                      13,900,000  (a)          13,900,000

ILLINOIS--16.0%

Illinois Development Finance Authority, VRDN:

  IDR:

    (Heritage Tool and Manufacturing Inc.)

         2.20%  (LOC; Bank of Montreal)                                                       4,510,000  (a)           4,510,000

      (Institute of Gas Technology Project)

         2.10% (LOC; Bank of Montreal)                                                        2,500,000  (a)           2,500,000

   MFHR, Refunding

      (Orleans-Illinois Project)

      2.10% (Insured; FSA and Liquidity Facility; The Bank

      of New York)                                                                           12,000,000  (a)          12,000,000

Illinois Educational Facilities Authority:

   Revenue (University of Chicago) 2.10%, 10/1/2002                                           3,500,000                3,500,000

   VRDN, Recreational Revenue (Shedd Aquarium Society)

      2.05% (LOC; Bank One Corp.)                                                             8,700,000  (a)           8,700,000

Illinois Health Facilities Authority, Revenues, VRDN:

  (Memorial Medical Center)

      2.10% (LOC; Kredietbank NA Finance Corp.)                                               2,400,000  (a)           2,400,000

   (Resurrection Health )

      2.05% (Insured; FSA and LOC; Bank One Corp.)                                            2,700,000  (a)           2,700,000

   (Rush Presbyterian Medical Center)

      1.95% (LOC; Northern Trust Co.)                                                         3,800,000  (a)           3,800,000

                                                                                                     The Fund 7

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ILLINOIS (CONTINUED)

Illinois Health Facilities Authority, Revenues, VRDN (continued):

  (Swedish Covenant Hospital):

    2.05% (Insured; AMBAC and Liquidity Facility;

   Bank of Montreal)                                                                          5,200,000  (a)           5,200,000

      Refunding 2.05% (Insured; AMBAC and Liquidity

         Facility; Bank One Corp.)                                                            3,600,000  (a)           3,600,000

   (The Carle Foundation)

      1.95% (Insured; AMBAC and Liquidity Facility;

      Northern Trust Co.)                                                                     6,300,000  (a)           6,300,000

Illinois Student Assistance Commission, Student Loan Revenue

   VRDN 2.10% (LOC; Bank One Corp.)                                                           3,600,000  (a)           3,600,000

INDIANA--5.5%

Indiana Development Finance Authority, EIR, Refunding

  (USX Corp. Project)

   2.05%, 2/7/2002 (LOC; Scotia Bank)                                                         3,000,000                3,000,000

Indiana Health Facilities Financing Authority, VRDN:

  HR (Aces-Deaconess Hospital Inc.)

      2% (LOC; Bank One Corp.)                                                                2,000,000  (a)           2,000,000

   Revenues, Capital Access Designated Program

      2.05% (LOC; Comerica Bank)                                                              3,800,000  (a)           3,800,000

City of Seymour, EDR, VRDN

  (Pedcor Investments Project)

   2.25% (LOC; FHLB)                                                                          4,024,000  (a)           4,024,000

City of Wabash, EDR, VRDN

   (Wabash Alloys Project) 2.10% (LOC; Fleet Bank)                                            7,250,000  (a)           7,250,000

LOUISIANA--3.5%

Louisiana Public Facilities Authority, HR, Refunding, VRDN

  (Willis Knighton Medical Project)

  2.10% (Insured; AMBAC and Liquidity Facility; Credit Local

   de France)                                                                                 3,945,000  (a)           3,945,000

South Port Commission, Port Revenue, VRDN

   (Holnam Inc. Project) 2.06% (LOC; Wachovia Bank)                                           9,000,000  (a)           9,000,000

MAINE--.9%

Eastport, IDR, Refunding, VRDN (Passamaquoddy Tribe)

   2% (LOC; Wachovia Bank )                                                                   3,260,000  (a)           3,260,000

MASSACHUSETTS--7.7%

Massachusetts Health and Educational Facility Authority

  Revenues, VRDN (Partners Healthcare Systems):

    1.75% (Insured; FSA and Liquidity Facility: Bayerische

         Landesbank and Morgan Guaranty Trust Co.)                                            4,500,000  (a)           4,500,000

      1.85% (Insured; FSA and Liquidity Facility: Bayerische

         Landesbank and Morgan Guaranty Trust Co.)                                            2,200,000  (a)           2,200,000


8

                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MASSACHUSETTS (CONTINUED)

Massachusetts Housing Finance Agency, MFHR, Refunding, VRDN

   1.85% (Insured; GNMA and Liquidity Facility; HSBC Bank USA)                                9,900,000  (a)           9,900,000

Massachusetts Water Resource Authority, VRDN

  General Multi-Modal:

    Revenue, Refunding:

         1.75%, Series B (Insured; FGIC and Liquidity Facility; FGIC)                         6,300,000  (a)           6,300,000

         1.75%, Series C (Insured; FGIC and Liquidity Facility; FGIC)                         4,800,000  (a)           4,800,000

      Water Revenue

         1.75% (LOC; Helaba Dublin Landesbank
         Hessen-Thueringen International)                                                       800,000  (a)             800,000

MARYLAND--3.6%

Community Development Administration, Multi-Family
  Development Revenue, Refunding, VRDN
  (Avalon Lea Apartments Project)

   1.90% (LOC; FNMA)                                                                          9,400,000  (a)           9,400,000

Washington Suburban Sanitary District, Sewer Disposal Revenue

   Refunding 6.20%, 11/1/2001                                                                 3,795,000  (b)           3,870,900

MICHIGAN--6.6%

City of Detroit, Sewer Disposal Revenue, Refunding, VRDN

  1.86% (Insured; MBIA and Liquidity Facility;

   Morgan Guaranty Trust Co.)                                                                 6,500,000  (a)           6,500,000

Michigan Building Authority, Revenue, CP

  2.15%, 11/8/2001 (LOC: Canadian Imperial Bank,

   Commerzbank and The Bank of New York)                                                      5,000,000                5,000,000

Michigan Hospital Finance Authority, Revenues, VRDN

  Hospital Equipment Loan Program

   2% (LOC; National City Bank)                                                              12,800,000  (a)          12,800,000

MISSISSIPPI--.3%

Noxubee County, IDR, VRDN (Barge Forest Products Project)

   3.25% (LOC; AmSouth Bank)                                                                  1,105,000  (a)           1,105,000

NEVADA--.8%

Clark County, VRDN:

  Airport Improvement Revenue

      1.90% (LOC; Westdeutsche Landesbank)                                                    2,700,000  (a)           2,700,000

   Airport Revenue

      2.10% (Insured; FGIC and Liquidity Facility; Landesbank

      Baden-Wurttmberg)                                                                         400,000  (a)             400,000

NEW MEXICO--.9%

City of Santa Fe, Gross Receipts Tax Revenue, VRDN

  (Wastewater Systems)

   2% (LOC; Canadian Imperial Bank of Commerce)                                               3,400,000  (a)           3,400,000

                                                                                                     The Fund 9

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NEW YORK--.5%

Suffolk County Industrial Development Agency, Continuing Care

  Retirement Revenue, VRDN (First Mortgage-Jeffersons Ferry)

   1.70% (LOC; Bank of Scotland)                                                              1,800,000  (a)           1,800,000

OHIO--4.3%

Ohio Air Quality Development Authority, Industrial Revenue, VRDN

  (JMG Funding Limited Partnership)

   2.08% (LOC; Societe Generale)                                                              9,700,000  (a)           9,700,000

Ohio Common Schools Capital Facilities, GO Notes

   4.25%, 6/15/2002                                                                           6,085,000                6,138,856

PENNSYLVANIA--2.4%

Lehigh County Industrial Development Authority, PCR, VRDN

  (Allegheny Electric Cooperative)

   2.30% (LOC; Rabobank Nederland)                                                              720,000  (a)             720,000

Pennsylvania Higher Educational Facilities Authority

  College and University Revenue

  (Associates Independent Colleges)

   4.40%, 11/1/2001 (LOC; PNC Bank)                                                           3,400,000                3,400,000

Quakertown General Authority, Revenues, VRDN

  Pooled Financing Program

   2% (LOC; PNC Bank)                                                                           135,000  (a)             135,000

South Fork Municipal Authority, HR, VRDN

  (Conemaugh Health Systems)

  2.04% (Insured; MBIA and Liquidity Facility; Credit Suisse

   First Boston)                                                                              4,495,000  (a)           4,495,000

RHODE ISLAND--1.9%

Rhode Island Depositors Economic Protection Corporation

  Special Obligation Revenue

   6.625%, 8/1/2002 (Insured; FSA)                                                            6,750,000  (b)           7,077,514

SOUTH CAROLINA--2.5%

Piedmont Municipal Power Agency, Electric Power and Light Revenue

  Refunding, VRDN 1.90% (Insured; MBIA and Liquidity Facility;

   Morgan Guaranty Trust Co.)                                                                 9,000,000  (a)           9,000,000

TENNESSEE--.1%

Chattanooga Health, Education and Housing Facility Board

  Housing Revenue, VRDN (Tuff/Chattanooga Housing Project)

   2.10% (LOC; Bank One Corp.)                                                                  400,000  (a)             400,000

TEXAS--11.8%

Coastal Bend Health Facilities Development Corporation, Revenues

  VRDN (Texas Incarnate Word Health Systems)

   2.05% (Insured; AMBAC and Liquidity Facility; Bank One Corp.)                              3,100,000  (a)           3,100,000


10

                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TEXAS (CONTINUED)

Comal County Health Facilities Development

  Health Care Systems Revenue, VRDN

   (McKenna) 2.20% (LOC; Chase Manhattan Bank)                                                3,000,000  (a)           3,000,000

Dallas Industrial Development Corporation, IDR, VRDN

  (Sealed Power Corp.)

   2.20% (LOC; Bank One)                                                                      1,100,000  (a)           1,100,000

Denton Independent School District, GO Notes

   2.60%, 2/1/2002                                                                            4,600,000                4,600,000

Gulf Coast Waste Disposal Authority

  Pollution Control Contract Revenue

   (Amoco Oil-Amoco Chemicals) 2.75%, 1/15/2002                                               3,000,000                3,000,000

Hockley County Industrial Development Corporation, PCR

   (Amoco Project) 3.05%, 11/1/2001                                                           4,340,000                4,340,000

Hunt Memorial Hospital District, Revenues

  4.45%, 12/3/2001 (Insured; FSA and Liquidity Facility; Chase

   Manhattan Bank)                                                                            4,000,000                4,000,000

State of Texas, TRAN 3.75% 8/29/2002                                                         15,000,000               15,156,956

Yoakum County Industrial Development Corporation, PCR

   (Amoco Project) 1.935%, 5/1/2002                                                           5,265,000                5,265,000

WASHINGTON--5.8%

Tacoma Electric Systems, Power Revenue, CP

   2.80%, 11/9/2001 (LOC; Bank of America)                                                    2,500,000                2,500,000

Washington Housing Finance Commission, VRDN:

  MFHR (Anchor Village Apartments Project)

      2.25% (LOC; FNMA)                                                                      10,750,000  (a)          10,750,000

   MFMR (Wandering Creek Project)

      2.05% (LOC; FHLM)                                                                       5,300,000  (a)           5,300,000

   Nonprofit Housing Revenue (Emerald Heights Project)

      2% (LOC; U.S. Bank NA)                                                                  2,600,000  (a)           2,600,000

WISCONSIN--1.3%

University of Wisconsin Hospitals and Clinics Authority

  Revenues, VRDN 1.95% (Insured; MBIA and

   Liquidity Facility; Bank of America)                                                       4,700,000  (a)           4,700,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $369,774,707)                                                            100.5%              369,774,707

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (.5%)              (1,727,307)

NET ASSETS                                                                                       100.0%              368,047,400

                                                                                                     The Fund 11

STATEMENT OF INVESTMENTS (CONTINUED)



Summary of Abbreviations

AMBAC                     American Municipal Bond                          GO                     General Obligation
                             Assurance Corporation

CP                        Commercial Paper                                 HR                      Hospital Revenue

EDR                       Economic Development Revenue                     IDR                     Industrial Development Revenue

EIR                       Environment Improvement                          LOC                     Letter of Credit
                             Revenue

FGIC                      Financial Guaranty Insurance                     MBIA                    Municipal Bond Investors
                             Company                                                                 Assurance Insurance
                                                                                                     Corporation

FHLB                      Federal Home Loan Bank                           MFHR                    Multi-Family Housing Revenue

FHLM                      Federal Home Loan Mortgage                       MFMR                    Multi-Family Mortgage Revenue

FNMA                      Federal National Mortgage                        PCR                     Pollution Control Revenue
                             Association

FSA                       Financial Security Assurance                     RAN                     Revenue Anticipation Notes

GNMA                      Government National                              TRAN                    Tax and Revenue Anticipation
                              Mortgage Association                                                   Notes

                                                                           VRDN                    Variable Rate Demand Notes





Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                 90.8

AAA/AAA(c)                       Aaa/Aa(c)                       AAA/AA(c)                                         9.2

                                                                                                                 100.0

(A)  SECURITIES PAYABLE ON DEMAND.  VARIABLE INTEREST  RATE--SUBJECT TO PERIODIC
     CHANGE.

(B)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  NOTES WHICH ARE NOT F, MIG OR SP RATED ARE  REPRESENTED  BY BOND RATINGS OF
     THE ISSUERS.

(D)  AT  OCTOBER  31,  2001,  THE FUND HAD  $101,040,000  (27.5% OF NET  ASSETS)
     INVESTED IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND INTEREST IS DEPENDENT
     UPON REVENUES GENERATED FROM HEALTHCARE.


SEE NOTES TO FINANCIAL STATEMENTS.


12

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2001

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           369,774,707   369,774,707

Cash                                                                  2,664,859

Interest receivable                                                   1,585,139

                                                                    374,024,705
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   147,088

Payable for investment securities purchased                           5,265,000

Dividends payable                                                       549,033

Payable for Capital Stock redeemed                                       15,000

Interest payable--Note 3                                                  1,184

                                                                      5,977,305
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      368,047,400
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     368,055,744

Accumulated net realized gain (loss) on investments                      (8,344)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      368,047,400

NET ASSET VALUE PER SHARE

                                                                                             Investor Shares  Class R Shares
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                                                    26,955,276     341,092,124

Shares Outstanding                                                                                26,957,259     341,098,485
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                                           1.00           1.00

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund 13

STATEMENT OF OPERATIONS

Year Ended October 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     10,871,374

EXPENSES:

Management fee--Note 2(a)                                            1,674,168

Distribution fees (Investor Shares)--Note 2(b)                          62,022

Interest expense--Note 3                                                42,322

TOTAL EXPENSES                                                       1,778,512

INVESTMENT INCOME--NET, REPRESENTING NET
  INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   9,092,862

SEE NOTES TO FINANCIAL STATEMENTS.

14

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                                 -------------------------------

                                                     2001                 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          9,092,862           10,183,932

Net realized gain (loss) on investments                --                   3

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    9,092,862           10,183,935
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Investor Shares                                  (818,099)          (1,081,019)

Class R Shares                                 (8,274,763)          (9,102,913)

TOTAL DIVIDENDS                                (9,092,862)         (10,183,932)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold:

Investor Shares                                53,070,237          106,629,254

Class R Shares                                837,085,705          756,230,160

Dividends reinvested:

Investor Shares                                   772,176            1,006,013

Class R Shares                                    886,481            1,414,590

Cost of shares redeemed:

Investor Shares                               (66,581,359)         (98,629,970)

Class R Shares                               (761,094,938)        (780,547,044)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                  64,138,302          (13,896,997)

TOTAL INCREASE (DECREASE) IN NET ASSETS        64,138,302          (13,896,994)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           303,909,098          317,806,092

END OF PERIOD                                 368,047,400          303,909,098

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                        Year Ended October 31,
                                                                 -------------------------------------------------------------------

INVESTOR SHARES                                                  2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                           .026           .033           .025           .029          .030

Distributions:

Dividends from investment income--net                           (.026)         (.033)         (.025)         (.029)        (.029)

Dividends from net realized gain
   on investments                                                  --             --            --           (.000)(a)     (.001)

Total Distributions                                             (.026)         (.033)         (.025)         (.029)        (.030)

Net asset value, end of period                                   1.00           1.00           1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 2.60           3.38           2.57           3.00          3.00
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to average
   net assets                                                     .70            .70            .70            .70           .72

Ratio of interest expense to
   average net assets                                             .01            .01             --             --            --

Ratio of net investment income
   to average net assets                                         2.64           3.35           2.54           2.90          2.92
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          26,955         39,694         30,689         27,301        19,486

(A) AMOUNT REPRESENTS LESS THAN $.001 PER SHARE.


SEE NOTES TO FINANCIAL STATEMENTS.

16



                                                                                           Year Ended October 31,
                                                                 -------------------------------------------------------------------

CLASS R SHARES                                                   2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                           .028           .035           .027           .031          .032

Distributions:

Dividends from investment income--net                           (.028)         (.035)         (.027)         (.031)        (.031)

Dividends from net realized gain
   on investments                                                  --             --            --           (.000)(a)     (.001)

Total Distributions                                             (.028)         (.035)         (.027)         (.031)        (.032)

Net asset value, end of period                                   1.00           1.00           1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 2.78           3.59           2.77           3.21          3.21
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                             .50            .50            .50            .50           .52

Ratio of interest expense to
   average net assets                                             .01            .01             --             --            --

Ratio of net investment income
   to average net assets                                         2.72           3.52           2.74           3.11          3.10
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         341,092        264,215        287,117        227,639       194,158

(A) AMOUNT REPRESENTS LESS THAN $.001 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund 17

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Municipal Reserves (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering seventeen series including the fund. The fund's investment objective is to seek income exempt from Federal income tax consistent with stability of principal by investing in tax-exempt municipal obligations. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, ("Mellon Bank"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 1 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

18

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $8,300 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2001. If not applied, the carryover expires in fiscal 2005.

                                                                   The Fund 19

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

At October 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees) . Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be

20

allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Distribution Plan: Under the Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% of the value of the average daily net assets (currently limited by the Company's Board of Directors to .20% ) attributable to its Investor shares to compensate the Distributor for shareholder servicing activities and activities primarily intended to result in the sale of Investor shares. During the period ended October 31, 2001, Investor shares were charged $62,022 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average amount of borrowings outstanding during the period ended October 31, 2001 was approximately $771,600 with a related weighted average annualized interest rate of 5.48%.

                                                             The Fund 21

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Municipal Reserves (the "Fund") of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Municipal Reserves of The Dreyfus/Laurel Funds, Inc. as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                            /s/KPMG LLP

New York, New York
December 10, 2001



IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended October 31, 2001 as "exempt-interest dividends" (not generally subject to regular Federal income tax).

                                                             The Fund 23

NOTES

                                                           For More Information

                        Dreyfus
                        Municipal Reserves
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent
                        & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
 144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or d
ownloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  324AR1001


Dreyfus
U.S. Treasury
Reserves

ANNUAL REPORT
October 31, 2001




The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             7   Statement of Assets and Liabilities

                             8   Statement of Operations

                             9   Statement of Changes in Net Assets

                            10   Financial Highlights

                            12   Notes to Financial Statements

                            17   Independent Auditors' Report

                            18   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                         U.S. Treasury Reserves

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus U.S. Treasury Reserves covers the period from November 1, 2000 through October 31, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, David Hertan.

It is impossible to discuss the economic and market events of the reporting period without addressing the devastating terrorist attacks of September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before September 11, a slowing economy had prompted the Federal Reserve Board (the "Fed") to reduce short-term interest rates to their lowest levels in more than seven years. Since the attacks, the Fed has reduced rates even further in an attempt to offset the adverse economic effects that resulted from the disruption in business activity and consumer spending. Recent events may have prolonged existing economic weakness, but we believe that the U.S. may begin to see economic recovery in the months ahead. In the meantime, there is little doubt that money market yields will remain low and that the investment environment for longer term assets will continue to be challenging.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies. For additional market perspectives, please visit the Market Commentary section at www.dreyfus.com.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation

November 15, 2001

2

DISCUSSION OF FUND PERFORMANCE

David Hertan, Portfolio Manager

How did Dreyfus U.S. Treasury Reserves perform during the period?

For the 12-month period ended October 31, 2001, the fund's Investor shares produced a 4.57% yield and its Class R shares produced a 4.77% yield. Taking into account the effects of compounding, the effective yields for the fund's Investor shares and Class R shares were 4.67% and 4.88%, respectively.(1)

We attribute the fund's performance to declining interest rates, which reduced the yields of money market securities throughout the reporting period. We responded by increasing the fund's weighted average maturity, which enabled us to maintain higher yields for as long as practical while interest rates fell.

What is the fund's investment approach?

As a U.S. Treasury money market fund, our goal is to provide shareholders with an investment vehicle that is made up of Treasury bills and notes issued by the United States government as well as repurchase agreements with securities dealers which are backed by U.S. Treasuries. A major benefit of these securities is that they are very liquid in nature; that is, they can be converted to cash quickly. Because U.S. Treasury bills and notes are backed by the full faith and credit of the U.S. government, they are generally considered to be among the highest quality investments available. By investing in these obligations, the fund seeks to add an incremental degree of safety to the portfolio. The fund is also required to maintain an average dollar-weighted portfolio maturity of 90 days or less.

What other factors influenced the fund's performance?

The fund's performance was primarily affected by a slowing U.S. economy and lower short-term interest rates.

                                                             The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

When the reporting period began, the U.S. economy was already in the midst of a slowdown. Most economic indicators had deteriorated, with the exception of consumer spending. Oil prices were at record highs, due in large part to surging demand for a limited supply of electricity in a number of Western states. At the same time, many corporations were faced with lower revenues and earnings, which caused them to lay off employees and postpone capital spending plans in an attempt to slow the erosion of earnings.

In early January 2001, in an effort to stimulate renewed economic growth, the Federal Reserve Board (the "Fed" ) initiated one of the most aggressive rate-cutting campaigns in history. In nine separate moves during the reporting period, the Fed reduced short-term interest rates a total of 4.00 percentage points. As interest rates fell, so did yields of money market investments. As a result, we extended the fund's average maturity soon after the Fed began cutting interest rates in an effort to lock in prevailing yields for as long as practical.

While the economy had not recovered by the end of the summer, signs began to emerge that economic deterioration had slowed. Indeed, the Fed's rate-cutting strategy might have been successful had it not been for the September 11 terrorist attacks, which pushed the economy into recession. Layoff announcements increased, capital spending was reduced, consumer confidence plunged and home buying slowed. Gross domestic product, a measure of all goods and services produced in the U.S., fell during the third calendar quarter, the first economic contraction in more than eight years.

On the last day of the reporting period, the Treasury Department announced that it would no longer issue 30-year Treasury bonds, resulting in the largest bond rally in more than a decade. While this fund invests only in short-term securities, we believe that the elimination of the long bond ultimately will lead to an increase in issuance of shorter term Treasury securities. Generally, when more securities are issued, their yields rise to attract more investor interest.

4

What is the fund's current strategy?

We believe that the end of the current interest-rate easing cycle may be near. Indeed, if the Fed' s previous rate cuts work as they were designed, the U.S. economy may soon begin to expand at a greater rate. Should that scenario unfold, we believe that yields on money market instruments will begin to rise. As a result, we will continue to maintain the fund's average maturity and will be very selective in looking to add longer dated Treasury securities to the portfolio. Of course, no matter how the economic environment evolves over the foreseeable future, we will attempt to quickly and effectively adapt our maturity management and security selection strategies to maximize income while maintaining a stable share price.

November 15, 2001

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund 5

STATEMENT OF INVESTMENTS

October 31, 2001

------------------------------------------------------------------------------------------------------------------------------------

                                                                       Annualized
                                                                         Yield on
                                                                          Date of             Principal
U.S. TREASURY BILLS--37.2%                                               Purchase (%)            Amount ($)            Value ($)
------------------------------------------------------------------------------------------------------------------------------------

11/1/2001
   (cost $55,000,000)                                                            2.33            55,000,000           55,000,000
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY NOTES--13.8%
------------------------------------------------------------------------------------------------------------------------------------

6.375%, 8/15/2002                                                                3.50             5,000,000            5,101,554

11.625%, 11/15/2002                                                              2.13            14,000,000           15,316,679

TOTAL U.S. TREASURY NOTES
   (cost $20,418,233)                                                                                                 20,418,233
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS--48.1%
------------------------------------------------------------------------------------------------------------------------------------

Credit Suisse First Boston Corp.

  dated  10/31/2001, due 11/1/2001 in the amount

  of $25,001,764 (fully collateralized by

  $21,447,000  U.S. Treasury Bonds

   6.375%, due 8/15/2027, value $25,499,711)                                     2.54             25,000,000          25,000,000

Merrill Lynch & Co. Inc.

  dated 10/31/2001, due 11/1/2001 in the amount

  of $20,001,361 (fully collateralized by

  $19,525,000 U.S. Treasury Notes

   6.25%, due 8/31/2002, value $20,403,625)                                      2.45             20,000,000         20,000,000

SBC Warburg Dillon Read, Inc.

  dated 10/31/2001, due 11/1/2001 in the amount

  of $26,111,828 (fully collateralized by

  $17,551,000 U.S. Treasury Bonds

   9.125%, due 5/15/2018, value $26,633,643)                                     2.52             26,110,000          26,110,000

TOTAL REPURCHASE AGREEMENTS

   (cost $71,110,000)                                                                                                 71,110,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $146,528,233)                                                                 99.1%          146,528,233

CASH AND RECEIVABLES (NET)                                                                              .9%            1,349,607

NET ASSETS                                                                                           100.0%          147,877,840

SEE NOTES TO FINANCIAL STATEMENTS.

6


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See
   Statement of Investments (including Repurchase
   Agreements of $71,110,000)--Note 1(c)               146,528,233  146,528,233

Cash                                                                    989,826

Interest receivable                                                     824,363

                                                                    148,342,422
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                    77,314

Dividend payable                                                        295,402

Payable for Capital Stock redeemed                                       91,866

                                                                        464,582
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      147,877,840
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     147,877,840
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      147,877,840

NET ASSET VALUE PER SHARE

                                                Investor Shares  Class R Shares
--------------------------------------------------------------------------------

Net Assets ($)                                         45,968,797   101,909,043

Shares Outstanding                                     45,968,797   101,909,043
--------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                1.00         1.00

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund 7



STATEMENT OF OPERATIONS

Year Ended October 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     23,899,989

EXPENSES:

Management fee--Note 2(a)                                            2,213,077

Distribution fees (Investor Shares)--Note 2(b)                          82,495

TOTAL EXPENSES                                                       2,295,572

INVESTMENT INCOME--NET                                              21,604,417
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):                348,274

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                21,952,691

SEE NOTES TO FINANCIAL STATEMENTS.

8

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                           -------------------------------------

                                                     2001                 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         21,604,417           34,119,575

Net realized gain (loss) on investments           348,274                 486

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   21,952,691           34,120,061
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Investor shares                               (1,754,457)          (1,933,581)

Class R shares                               (19,849,960)         (32,185,994)

Net realized gain on investments:

Investor shares                                  (94,240)                   --

Class R shares                                  (224,452)                   --

TOTAL DIVIDENDS                              (21,923,109)         (34,119,575)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Investor shares                                83,622,674          75,794,151

Class R shares                              1,413,747,271       2,000,763,033

Dividends reinvested:

Investor shares                                 1,762,246           1,875,165

Class R shares                                 16,832,633          27,873,030

Cost of shares redeemed:

Investor shares                              (73,908,857)         (79,562,728)

Class R shares                            (1,920,155,775)      (2,001,944,216)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS              (478,099,808)           24,798,435

TOTAL INCREASE (DECREASE) IN NET ASSETS    (478,070,226)           24,798,921
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                          625,948,066          601,149,145

END OF PERIOD                                147,877,840          625,948,066

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 9

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                         Year Ended October 31,
                                                                 -------------------------------------------------------------------

INVESTOR SHARES                                                  2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                           .046           .053           .042           .048          .048

Net realized and unrealized
   gain (loss) on investments                                    .002            --             --             --            --

Total from Investment Operations                                 .048           .053           .042           .048          .048

Distributions:

Dividends from investment income--net                           (.046)         (.053)         (.042)         (.048)        (.048)

Dividends from net realized
   gain on investments                                          (.002)           --             --             --            --

Total Distributions                                             (.048)         (.053)         (.042)         (.048)        (.048)

Net asset value, end of period                                   1.00           1.00           1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 4.66           5.42           4.27           4.95          4.89
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .70            .70            .70            .70           .70

Ratio of net investment income
   to average net assets                                         4.25           5.28           4.16           4.85          4.81
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          45,969         34,482         36,375        115,622       112,900

SEE NOTES TO FINANCIAL STATEMENTS.

10

                                                                                          Year Ended October 31,
                                                                 -------------------------------------------------------------------

CLASS R SHARES                                                   2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                           .048           .055           .044           .050          .050

Net realized and unrealized
   gain (loss) on investments                                    .002             --            --             --            --

Total from Investment Operations                                 .050           .055           .044           .050          .050

Distributions:

Dividends from investment income--net                           (.048)         (.055)         (.044)         (.050)        (.050)

Dividends from net realized
   gain on investments                                          (.002)           --              --             --            --

Total Distributions                                             (.050)         (.055)         (.044)         (.050)        (.050)

Net asset value, end of period                                   1.00           1.00           1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 4.88           5.64           4.48           5.16          5.10
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .50            .50            .50            .50           .50

Ratio of net investment income
   to average net assets                                         4.95           5.49           4.40           5.03          4.98
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         101,909        591,466        564,774        614,053       522,178

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 11


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus U.S. Treasury Reserves (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering seventeen series including the fund. The fund's investment objective is to seek a high level of current income consistent with stability of principal by investing in high-grade money market instruments. The Dreyfus Corporation (the
" Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 1 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors and bear a distribution fee. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution fee. Each class of shares has identical rights and privileges, except with respect to the distribution fee and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

12

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

It is the fund's policy to maintain a continuous net asset value per share of $1.00 for the fund; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is recognized on the accrual basis. Cost of investments represents amortized cost.

(C) REPURCHASE AGREEMENTS: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the cred-

                                                                    The Fund 13

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

itworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(D) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

At October 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2--Investment Management Fee and Other Transactions with Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, Rule 12b-1 distribution fees, service fees and expenses, fees and expenses of non-interested Directors

14

(including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(B) DISTRIBUTION PLAN: Under the fund's Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to
 . 25% (currently limited by the Company's Board of Directors to .20%) of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Investor shares. During the period October 31, 2001, Investor shares were charged $82,495 pursuant to the Plan.

Under its terms, the Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and

                                                                    The Fund 15

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

who have no direct or indirect financial interest in the operation of or in any agreement related to the Plan.

NOTE 3--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2001, the fund did not borrow under the line of credit.

16

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus U.S. Treasury Reserves (the "Fund") of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers and other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus U.S. Treasury Reserves of The Dreyfus/Laurel Funds, Inc. as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                             /s/KPMG LLP

New York, New York
December 10, 2001

                                                             The Fund 17


IMPORTANT TAX INFORMATION (Unaudited)

For State individual income tax purposes, the fund hereby designates 36.34% of the ordinary income dividends paid during its fiscal year ended October 31, 2001 as attributable to interest income from direct obligations of the United States of America. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.


NOTES

                                                           For More Information

                        Dreyfus U.S. Treasury Reserves
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information
can be viewed online or
downloaded from:

http://www.dreyfus.com

(c) 2001 Dreyfus Service Corporation                                  326AR1001


Dreyfus Premier
Balanced Fund


ANNUAL REPORT
October 31, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            17   Statement of Financial Futures

                            18   Statement of Assets and Liabilities

                            19   Statement of Operations

                            20   Statement of Changes in Net Assets

                            23   Financial Highlights

                            28   Notes to Financial Statements

                            35   Independent Auditors' Report

                            36   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                                  Balanced Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Balanced Fund covers the period from November 1, 2000 through October 31, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio managers, Ron Gala and Laurie Carroll.

It is impossible to discuss the economic and market events of the reporting period without addressing the devastating terrorist attacks of September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before September 11, a slowing economy and a return to more normal valuations had taken their toll on stocks that had previously risen too high, too fast. After the attacks, the investment environment became even more volatile. Recent events may have prolonged existing economic weakness, but we believe that the U.S. may begin to see economic recovery in the months ahead. In the meantime, there is little doubt that the investment environment in general will continue to be challenging.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to
refine    your    investment    strategies.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2001

2

DISCUSSION OF FUND PERFORMANCE

Ron Gala and Laurie Carroll, Portfolio Managers

How did Dreyfus Premier Balanced Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2001, the fund produced total returns of -16.65% for Class A shares, -17.27% for Class B shares, -17.26% for Class C shares, -16.43% for Class R shares, and -16.82% for Class T shares.(1) In comparison, a hybrid index composed of 60% Standard & Poor's 500 Composite Stock
Price   Index   ("S& P  500  Index") and  40%  Lehman  Brothers  Intermediate
Government/Credit Bond Index ("Intermediate Index"), provided a total return of -9.23% for the same period.(2) This hybrid index serves as the fund's benchmark. Separately, the S&P 500 Index and the Intermediate Index provided total returns of -24.89% and 14.25%, respectively, for the same period.

We attribute the fund's performance primarily to our emphasis on stocks rather than bonds, during what has been a very difficult period for stocks. More specifically, the fund's performance was hurt by a relatively large exposure to technology and telecommunications stocks during the first half of the reporting period, as well as by several aviation-related stocks following the terrorist attacks of September 11.

What is the fund's investment approach?

The fund is a balanced fund, with a neutral allocation under normal circumstances of 60% stocks and 40% bonds. However, the fund is permitted to invest up to 75%, and as little as 40%, of its total assets in stocks, and up to 60%, and as little as 25%, of its total assets in bonds.

When allocating assets between stocks and bonds, we assess the relative return and risks of each asset class, using a model that analyzes several factors, including interest-rate-adjusted price-to-earnings ratios, the valuation and volatility levels of stocks relative to bonds and economic factors, such as
interest    rates.

                                                                      The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The most significant factor influencing the fund's performance was the fund's heavy emphasis on stocks rather than bonds during the reporting period. Early in the reporting period, we began increasing the fund' s exposure to stocks, believing that they offered better value than bonds. As the stock prices of many technology and telecommunications holdings had already declined sharply, we viewed this as an opportunity to invest in well-known companies with solid fundamentals.

In nine separate moves beginning on January 3, 2001 the Federal Reserve Board (the "Fed" ) cut short-term interest rates from 6.50% to 2.50% as of the reporting period's end on October 31, 2001. We viewed these rate cuts as further validation for the fund' s heavy emphasis on stocks, considering that lower interest rates are generally favorable for equities. Corporations are generally able to refinance debt at lower cost, thereby increasing their cash flows.

By the middle of the reporting period we had increased the fund's stock allocation to approximately 70%, a position that benefited the fund through the second quarter of 2001. However, by the end of the summer, the market had still not realized the positive effects of the interest-rate cuts and the economic
slowdown    continued.

The September 11 terrorist attacks worsened this already uncertain economic backdrop. Layoffs increased, companies halted spending plans, consumer confidence plunged and home buying slowed. Since the attacks, several of the fund's aviation-related holdings have suffered steep declines, including BF Goodrich, the maker of parts for the airline industry, and a division of United Technologies that manufactures aircraft engines.

On the other hand, we were very pleased that the fixed-income portion of the fund, which focused on corporate securities with high credit quality ratings, produced positive returns. In addition, the fund's

4

investments in long-term government securities, including U.S. Treasury and government agency securities, enabled the fund to lock in higher yields as rates were falling.

What is the fund's current strategy?

We have continued to maintain our emphasis on stocks over bonds, believing that they generally remain a better investment value than bonds. After hitting a low point at the end of September, we are encouraged that stock prices have recently begun to show signs of recovery. In addition, we are eagerly anticipating the stimulative effects of the Fed's short-term interest-rate cuts.

As for the fixed-income portion of the fund, as of October 31, 2001, the largest portion of the fund's assets was invested in corporate securities, followed by mortgage-backed securities, U.S. government agency bonds and U.S. Treasuries. We plan to maintain this asset allocation, but we will closely monitor all aspects of the economy and the markets, and we will make changes to the fund as market conditions evolve.

November 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS, AND WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF GOVERNMENT AND CORPORATE BOND MARKET PERFORMANCE COMPOSED OF U.S. GOVERNMENT, TREASURY AND AGENCY SECURITIES, FIXED-INCOME SECURITIES AND NONCONVERTIBLE INVESTMENT-GRADE CORPORATE DEBT, WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                             The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Balanced Fund Class R shares with the Standard & Poor's 500 Composite Stock Price Index, the Lehman Brothers Intermediate Government/Credit Bond Index and a Hybrid Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS R SHARES OF DREYFUS PREMIER BALANCED FUND ON 9/15/93 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE ON THAT DATE IN EACH OF THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "S&P 500 INDEX"), THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX (THE "LEHMAN INDEX") AND A HYBRID INDEX, WHICH ARE DESCRIBED BELOW. FOR COMPARATIVE PURPOSES, THE VALUE OF EACH INDEX ON 8/31/93 IS USED AS THE BEGINNING VALUE ON 9/15/93. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. THE HYBRID INDEX IS CALCULATED ON A YEAR-TO-YEAR BASIS. PERFORMANCE FOR CLASS A, CLASS B, CLASS C AND CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS R SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.
THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE S&P 500 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE. THE LEHMAN INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF GOVERNMENT AND CREDIT BOND MARKET PERFORMANCE COMPOSED OF U.S. GOVERNMENT, TREASURY AND AGENCY SECURITIES, FIXED-INCOME SECURITIES AND NONCONVERTIBLE INVESTMENT-GRADE CORPORATE DEBT, WITH AN AVERAGE MATURITY OF 1-10 YEARS. THE INDICES DO NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THE HYBRID INDEX IS COMPOSED OF 60% S&P 500 INDEX AND 40% LEHMAN INDEX. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

6

Average Annual Total Returns AS OF 10/31/01


                                                    Inception                                                From
                                                         Date              1 Year             5 Years         Inception
------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                      4/14/94            (21.45)%              5.83%            9.62%
WITHOUT SALES CHARGE                                   4/14/94            (16.65)%              7.10%           10.47%

CLASS B SHARES
WITH APPLICABLE REDEMPTIONCHARGE ((+))                12/19/94            (20.53)%               6.01%          10.46%((+)(+))
WITHOUT REDEMPTION                                    12/19/94            (17.27)%               6.30%          10.46%((+)(+))

CLASS C SHARES
WITH APPLICABLE REDEMPTIONCHARGE ((+)(+)(+))          12/19/94            (18.08)%               6.33%          10.41%
WITHOUT REDEMPTION                                    12/19/94            (17.26)%               6.33%          10.41%

CLASS R SHARES                                         9/15/93            (16.43)%               7.37%           9.65%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                    8/16/99           (20.58)%                  --           (8.69)%
WITHOUT SALES CHARGE                                   8/16/99           (16.82)%                  --           (6.76)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))      THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS
           4%.  AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))   ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE END
           OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+)(+)(+))THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS
           1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                                      The Fund 7


STATEMENT OF INVESTMENTS

October 31, 2001



COMMON STOCKS--71.8%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--1.1%

Philip Morris Cos.                                                                              191,100                8,943,480

CONSUMER CYCLICAL--6.2%

Brinker International                                                                            57,900  (a)           1,470,660

CVS                                                                                              57,300                1,369,470

Darden Restaurants                                                                               60,600                1,940,412

Federated Department Stores                                                                      56,100  (a)           1,794,639

Ford Motor                                                                                      279,000                4,477,950

Home Depot                                                                                      179,700                6,869,931

Johnson Controls                                                                                 25,200                1,822,464

Jones Apparel Group                                                                              44,400  (a)           1,225,440

Limited                                                                                         159,300                1,776,195

Lowe's Cos.                                                                                      53,400                1,820,940

May Department Stores                                                                            70,200                2,207,790

Safeway                                                                                          60,300  (a)           2,511,495

Sears, Roebuck & Co.                                                                             74,100                2,872,857

Southwest Airlines                                                                              149,400                2,375,460

Starwood Hotels & Resorts Worldwide                                                              76,800                1,692,672

Target                                                                                          126,900                3,952,935

Wal-Mart Stores                                                                                 201,000               10,331,400

                                                                                                                      50,512,710

CONSUMER STAPLES--4.5%

Coca-Cola                                                                                        76,500                3,662,820

Colgate-Palmolive                                                                                48,600                2,795,472

ConAgra Foods                                                                                   122,100                2,796,090

Fortune Brands                                                                                   50,400                1,857,240

General Mills                                                                                    84,900                3,898,608

Kimberly-Clark                                                                                   85,500                4,746,105

Pepsi Bottling Group                                                                             45,900                2,133,432

PepsiCo                                                                                         165,600                8,066,376

Procter & Gamble                                                                                 30,000                2,213,400

Sara Lee                                                                                        180,900                4,032,261

                                                                                                                      36,201,804

ENERGY RELATED--6.0%

Amerada Hess                                                                                     52,500                3,084,375

BJ Services                                                                                      60,900  (a)           1,558,431

BP, ADS                                                                                          37,800                1,827,252

ChevronTexaco                                                                                    88,200                7,810,110

8

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY RELATED (CONTINUED)

Devon Energy                                                                                     46,500                1,780,950

Exxon Mobil                                                                                     351,300               13,858,785

Kerr-McGee                                                                                       40,500                2,332,800

Noble Drilling                                                                                   45,000  (a)           1,374,750

Phillips Petroleum                                                                               30,600                1,664,946

Royal Dutch Petroleum (New York Shares)                                                         100,800                5,091,408

Sempra Energy                                                                                   111,300                2,604,420

Sunoco                                                                                           74,700                2,796,021

Williams Cos.                                                                                    99,900                2,884,113

                                                                                                                      48,668,361

HEALTH CARE--10.6%

Abbott Laboratories                                                                             145,200                7,692,696

Amgen                                                                                            88,200  (a)           5,011,524

Bristol-Myers Squibb                                                                            186,000                9,941,700

Cardinal Health                                                                                  47,700                3,201,147

Johnson & Johnson                                                                               249,300               14,436,963

King Pharmaceuticals                                                                             33,000  (a)           1,286,670

Merck & Co.                                                                                     177,000               11,294,370

Pfizer                                                                                          454,800               19,056,120

Schering-Plough                                                                                 180,300                6,703,554

Tenet Healthcare                                                                                 73,500  (a)           4,227,720

Wellpoint Health Networks                                                                        25,500  (a)           2,845,545

                                                                                                                      85,698,009

INTEREST SENSITIVE--15.5%

Ambac Financial Group                                                                            30,300                1,454,400

American International Group                                                                    192,000               15,091,200

AmSouth Bancorporation                                                                           93,600                1,618,344

Bank of America                                                                                 173,400               10,228,866

Bank of New York                                                                                 45,000                1,530,450

CIGNA                                                                                            31,200                2,274,480

Charter One Financial                                                                           150,600                4,103,850

Citigroup                                                                                       396,900               18,066,888

Fannie Mae                                                                                      117,600                9,520,896

General Electric                                                                                614,700               22,381,227

Hartford Financial Services Group                                                                39,600                2,138,400

J.P. Morgan Chase & Co.                                                                          63,600                2,248,896

Lehman Brothers Holdings                                                                         55,500                3,466,530

                                                             The Fund 9

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

MBNA                                                                                            161,700                4,464,537

MGIC Investment                                                                                  50,400                2,607,696

Merrill Lynch                                                                                    32,700                1,429,317

National City                                                                                    98,400                2,597,760

North Fork Bancorporation                                                                        66,900                1,866,510

Radian Group                                                                                     65,100                2,204,937

SouthTrust                                                                                       59,700                1,352,802

State Street                                                                                     31,800                1,448,172

Torchmark                                                                                        49,500                1,832,985

U.S. Bancorp                                                                                    192,900                3,429,762

Wachovia                                                                                        112,800                3,226,080

Washington Mutual                                                                               106,800                3,224,292

Wells Fargo                                                                                      53,100                2,097,450

                                                                                                                     125,906,727

PRODUCER GOODS--5.7%

Air Products & Chemicals                                                                         41,400                1,657,656

Alcoa                                                                                           133,200                4,298,364

Ashland                                                                                          50,100                2,017,026

Boeing                                                                                          144,300                4,704,180

Caterpillar                                                                                      58,500                2,616,120

General Dynamics                                                                                 15,900                1,297,440

Goodrich                                                                                        114,600                2,446,710

Honeywell International                                                                          83,700                2,473,335

Minnesota Mining & Manufacturing                                                                 34,200                3,569,796

PPG Industries                                                                                   63,900                3,120,237

Praxair                                                                                          35,700                1,684,326

Pulte Homes                                                                                      48,000                1,560,000

Tyco International                                                                              235,200               11,557,728

United Technologies                                                                              56,700                3,055,563

                                                                                                                      46,058,481

SERVICES--4.9%

ALLTEL                                                                                           20,100                1,148,514

AOL Time Warner                                                                                 343,800  (a)          10,729,998

AT&T Wireless Services                                                                          201,000  (a)           2,902,440

Automatic Data Processing                                                                        74,700                3,859,002

Carnival                                                                                         87,900                1,914,462

Fox Entertainment Group, Cl. A                                                                  122,700  (a)           2,700,627

10

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

IMS Health                                                                                      105,900                2,263,083

McGraw-Hill Cos.                                                                                 34,800                1,829,784

Moody's                                                                                          51,000                1,770,720

Paychex                                                                                          38,700                1,240,722

Republic Services                                                                               102,300  (a)           1,675,674

SunGard Data Systems                                                                            122,100  (a)           3,076,920

US Cellular                                                                                      24,000  (a)           1,071,600

Univision Communications, Cl. A                                                                  91,500  (a)           2,287,500

Westwood One                                                                                     55,500  (a)           1,320,345

                                                                                                                      39,791,391

TECHNOLOGY--11.7%

Amdocs                                                                                           28,200  (a)             736,302

Analog Devices                                                                                   65,100  (a)           2,473,800

Apple Computer                                                                                   99,800  (a)           1,752,488

Applied Materials                                                                                75,000  (a)           2,558,250

Cisco Systems                                                                                   258,300  (a)           4,370,436

Comverse Technology                                                                             107,700  (a)           2,025,837

Dell Computer                                                                                   291,000  (a)           6,978,180

Electronic Arts                                                                                  22,800  (a)           1,173,288

Intel                                                                                           460,800               11,252,736

International Business Machines                                                                 130,500               14,103,135

International Rectifier                                                                          40,200  (a)           1,411,422

KEMET                                                                                            71,100  (a)           1,271,268

Maxim Integrated Products                                                                        84,900  (a)           3,884,175

Microsoft                                                                                       384,000  (a)          22,329,600

Nokia, ADR                                                                                       83,100                1,704,381

Novellus Systems                                                                                 45,900  (a)           1,516,077

Oracle                                                                                          219,600  (a)           2,977,776

PerkinElmer                                                                                      58,500                1,574,235

Pitney Bowes                                                                                     86,700                3,178,422

QUALCOMM                                                                                         59,100  (a)           2,902,992

SPX                                                                                              13,800  (a)           1,374,480

Siebel Systems                                                                                   90,300  (a)           1,474,599

Symantec                                                                                         37,200  (a)           2,045,628

                                                                                                                      95,069,507

UTILITIES--5.6%

AT&T                                                                                            242,700                3,701,175

                                                             The Fund 11

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES (CONTINUED)

Ameren                                                                                           72,900                2,923,290

BellSouth                                                                                        55,200                2,042,400

Calpine                                                                                         134,400  (a)           3,326,400

Mirant                                                                                           85,200  (a)           2,215,200

PPL                                                                                              43,500                1,485,525

Pinnacle West Capital                                                                            54,000                2,276,100

SBC Communications                                                                              207,900                7,923,069

TXU                                                                                              66,300                3,039,192

Verizon Communications                                                                          190,200                9,473,862

WorldCom-WorldCom Group                                                                         328,800  (a)           4,422,360

Xcel Energy                                                                                      72,600                2,053,128

                                                                                                                      44,881,701

TOTAL COMMON STOCKS

   (cost $612,745,834)                                                                                               581,732,171
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
BONDS AND NOTES--27.8%                                                                       Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE--4.7%

CIT Group, Sr. Notes,

   7.125%, 10/15/2004                                                                         4,400,000                4,755,313

Citigroup, Notes,

   5.75%, 5/10/2006                                                                           4,200,000                4,408,261

Delphi Automotive Systems, Notes,

   6.55%, 6/15/2006                                                                           1,400,000                1,421,266

Deutsche Telekom International Finance, Bonds,

   8%, 6/15/2010                                                                              2,700,000                2,997,472

EOP Operating, Sr. Notes,

   7%, 7/15/2011                                                                              1,500,000                1,567,812

General Electric Capital Corp., Notes,

   6.80%, 11/1/2005                                                                           2,500,000                2,735,945

General Motors Acceptance Corp., Notes,

   6.38%, 1/30/2004                                                                           4,500,000                4,653,076

HSBC Holding, Sub. Notes,

   7.50%, 7/15/2009                                                                           1,000,000                1,119,524

Household Finance, Notes,

   6.375%, 10/15/2011                                                                         2,500,000                2,543,312

International Lease Finance, Notes,

   6.75%, 11/3/2003                                                                           3,500,000                3,675,329

12

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE (CONTINUED)

Lehman Brothers Holdings, Notes,

   7.50%, 9/1/2006                                                                            3,175,000                3,424,631

Qwest Capital Funding, Gtd. Notes,

   7.25%, 2/15/2011                                                                           2,700,000                2,694,357

Verizon Global Funding, Notes,

   7.25%, 12/1/2010                                                                           1,450,000                1,594,014

                                                                                                                      37,590,312

INDUSTRIAL--6.4%

AOL Time Warner, Notes,

   6.75%, 4/15/2011                                                                           2,850,000                2,991,993

Campbell Soup, Notes,

   6.75%, 2/15/2011                                                                           2,000,000                2,154,728

Comcast Cable Communications, Sr. Notes,

   6.375%, 1/30/2006                                                                          1,300,000                1,361,368

ConAgra Foods, Notes,

   7.50%, 9/15/2005                                                                           2,900,000                3,168,172

Conoco, Sr. Notes,

   5.90%, 4/15/2004                                                                           5,000,000                5,209,980

Dow Chemical, Notes,

   5.25%, 5/14/2004                                                                           5,000,000  (b)           5,217,815

duPont(E.I.) de Nemours & Co., Notes,

   6.50%, 9/1/2002                                                                            3,000,000                3,106,338

Global Marine, Sr. Notes,

   7.125%, 9/1/2007                                                                           1,300,000                1,394,346

Kellogg, Notes,

   5.50%, 4/1/2003                                                                            2,400,000                2,465,676

Lockheed Martin, Notes,

   8.20%, 12/1/2009                                                                           1,500,000                1,745,679

Norfolk Southern, Sr. Notes,

   6.20%, 4/15/2009                                                                           2,850,000                2,946,096

Occidental Petroleum, Sr. Notes,

   7.65%, 2/15/2006                                                                           1,300,000                1,419,573

Procter & Gamble, Debs.,

   8%, 11/15/2003                                                                             1,000,000                1,092,817

Safeway, Notes,

   6.15%, 3/1/2006                                                                            2,400,000                2,529,062

Target, Notes,

   6.35%, 1/15/2011                                                                           2,500,000                2,653,170

                                                                                                                      The Fund 13

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INDUSTRIAL (CONTINUED)

Unilever Capital, Gtd. Notes,

   6.75%, 11/1/2003                                                                           5,000,000                5,349,560

Western Atlas, Notes,

   7.875%, 6/15/2004                                                                          5,000,000                5,514,390

Williams Cos., Notes,

   6.50%, 8/1/2006                                                                            1,450,000                1,513,234

                                                                                                                      51,833,997

TRANSPORTATION--.1%

Union Pacific, Notes,

   5.84%, 5/25/2004                                                                           1,000,000                1,040,517

UTILITIES--2.5%

BellSouth, Notes,

   5%, 10/15/2006                                                                             2,500,000                2,532,980

Coastal, Notes,

   7.75%, 6/15/2010                                                                           1,400,000                1,498,855

Exelon Generation, Sr. Notes,

   6.95%, 6/15/2011                                                                             580,000  (b)             612,421

K N Energy, Sr. Notes,

   6.45%, 3/1/2003                                                                            1,600,000                1,656,768

Telefonica Europe, Gtd. Notes,

   7.75%, 9/15/2010                                                                           5,000,000                5,448,020

Vodafone Group, Notes,

   7.625%, 2/15/2005                                                                          5,350,000                5,853,628

WorldCom, Notes,

   7.50%, 5/15/2011                                                                           2,700,000                2,787,531

                                                                                                                      20,390,203

U.S. GOVERNMENT & AGENCIES--14.1%

Federal Home Loan Mortgage Corp.:

  Mortgage Backed:

      6.50%, 9/1/2013                                                                           198,535                  207,593

      7.50%, 6/1/2015                                                                           317,039                  335,368

      6%, 3/1/2016                                                                            2,180,458                2,252,675

      7.50%, 3/1/2030                                                                            90,479                   95,201

      7.50%, 11/1/2030                                                                          380,629                  398,709

      6%, 4/1/2031                                                                            1,342,749                1,362,044

      6.50%, 4/1/2031                                                                           340,965                  351,511

      7%, 4/1/2031                                                                              240,944                  251,259

      7.50%, 4/1/2031                                                                           132,373                  138,661

      6.50%, 5/1/2031                                                                         3,047,430                3,141,689

      7%, 5/1/2031                                                                            1,817,143                1,894,936

14
                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCIES (CONTINUED)

Federal Home Loan Mortgage Corp. (continued):

  Notes:

      5.125%, 10/15/2008                                                                     13,830,000               14,277,539

      5.875%, 3/21/2011                                                                       5,935,000                6,259,650

Federal National Mortgage Association:

  Mortgage Backed:

      6%, 5/1/2014                                                                              214,448                  221,820

      7%, 11/1/2015                                                                             210,801                  221,407

      6.50%, 5/1/2016                                                                           244,343                  254,193

      6.50%, 7/1/2016                                                                         1,206,588                1,255,226

      6.50%, 5/1/2028                                                                         1,841,940                1,902,375

      6.50%, 6/1/2028                                                                           597,335                  616,934

      7.50%, 11/1/2030                                                                          482,152                  505,354

      7.50%, 3/1/2031                                                                           212,666                  222,901

      6%, 4/1/2031                                                                            1,873,125                1,897,701

      6.50%, 5/1/2031                                                                         1,378,875                1,420,242

      7.50%, 7/1/2031                                                                           701,945                  735,723

   Notes:

      6.75%, 8/15/2002                                                                        2,210,000                2,290,104

      5.25%, 1/15/2003                                                                        6,700,000                6,940,061

      5.125%, 2/13/2004                                                                      13,650,000               14,314,305

      6.50%, 8/15/2004                                                                        7,500,000                8,163,720

      7%, 7/15/2005                                                                           3,425,000                3,823,941

      7.25%, 1/15/2010                                                                        3,490,000                4,080,002

Government National Mortgage Association I:

  Mortgage Backed:

      7.50%, 1/15/2027                                                                          416,329                  438,837

      6.50%, 2/15/2029                                                                          450,826                  466,181

      6.50%, 4/15/2029                                                                          871,175                  900,848

      7.50%, 11/15/2030                                                                         235,581                  247,874

      6.50%, 5/15/2031                                                                          295,882                  305,960

U.S. Treasury Bonds,

   12%, 5/15/2005                                                                             7,500,000                9,690,825

U.S. Treasury Notes:

   7.25%, 5/15/2004                                                                           3,115,000                3,456,529

   4.625%, 5/15/2006                                                                          2,760,000                2,888,506

   6.625%, 5/15/2007                                                                          2,075,000                2,369,940

   5.625%, 5/15/2008                                                                          1,300,000                1,425,021

   5.75%, 8/15/2010                                                                           3,320,000                3,688,288

                                                                                                     The Fund 15

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCIES (CONTINUED)

U.S. Treasury Notes (continued):

   5%, 2/15/2011                                                                              3,050,000                3,220,129

   5%, 8/15/2011                                                                              5,000,000                5,291,950

                                                                                                                     114,223,732

TOTAL BONDS AND NOTES

   (cost $215,144,636)                                                                                               225,078,761
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--.9%
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT--.5%

  Goldman Sachs & Co.,Tri-Party

  Repurchase Agreement, 2.56%, dated

  10/31/2001, due 11/1/2001, in the amount

  of $ 3,800,270 (fully collateralized by

  $ 3,901,000 U.S.Treasury Bills, 2/21/2002,

   value $ 3,876,541)                                                                         3,800,000                3,800,000

U.S. TREASURY BILLS--.4%

   2.27%, 12/13/2001                                                                          3,000,000  (c)           2,992,890

TOTAL SHORT-TERM INVESTMENTS

   (cost $6,792,038)                                                                                                   6,792,890
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $834,682,508)                                                            100.5%              813,603,822

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (.5%)              (3,693,724)

NET ASSETS                                                                                       100.0%              809,910,098

(A)  NON-INCOME PRODUCING.

(B)  SECURITIES EXEMPT FROM  REGISTRATION  UNDER RULE 144A OF THE SECURITIES ACT
     OF 1933.  THESE  SECURITIES  MAY BE  RESOLD  IN  TRANSACTIONS  EXEMPT  FROM
     REGISTRATION,  NORMALLY TO QUALIFIED  INSTITUTIONAL  BUYERS. AT OCTOBER 31,
     2001, THESE SECURITIES AMOUNTED TO $5,830,236 OR .7% OF NET ASSETS.

(C)  HELD BY THE BROKER IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN FINANCIAL
     FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

16

STATEMENT OF FINANCIAL FUTURES

October 31, 2001

                                                                   Market Value                                        Unrealized
                                                                     Covered by                                      Appreciation
                                            Contracts             Contracts ($)                Expiration       at 10/31/2001 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

Standard & Poor's 500                              21                5,568,675             December 2001                    70,875

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                     The Fund 17


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments--Note 1(c)             834,682,508  813,603,822

Cash                                                                  5,688,894

Receivable for investment securities sold                            40,068,977

Dividends and interest receivable                                     3,924,339

Receivable for shares of Capital Stock subscribed                     1,886,328

Receivable for futures variation margin--Note 1(d)                        7,875

                                                                    865,180,235
-------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   972,884

Payable for investment securities purchased                          29,193,854

Payable for shares of Capital Stock redeemed                         25,103,399

                                                                     55,270,137
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      809,910,098
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     953,790,124

Accumulated undistributed investment income--net                      3,944,936

Accumulated net realized gain (loss) on investments               (126,817,151)

Accumulated net unrealized appreciation (depreciation)
  on investments (including $70,875 net unrealized
  appreciation on financial futures)--Note 3                       (21,007,811)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      809,910,098


NET ASSET VALUE PER SHARE

                                        Class A              Class B              Class C          Class R         Class T
---------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                      290,331,269           174,172,170          43,450,553       300,881,991       1,074,115

Shares Outstanding                   23,332,627            14,043,650           3,490,973        24,167,580          86,435
---------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
PER SHARE ($)                             12.44                12.40                12.45            12.45           12.43

SEE NOTES TO FINANCIAL STATEMENTS.

18

STATEMENT OF OPERATIONS

Year Ended October 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Interest                                                            19,084,402

Cash dividends (net of $8,882 foreign taxes withheld at source)      8,768,498

TOTAL INCOME                                                        27,852,900

EXPENSES:

Management fee--Note 2(a)                                            9,853,911

Distribution and service fees--Note 2(b)                             3,451,439

Loan commitment fees--Note 4                                            10,193

Interest expense--Note 4                                                 1,574

TOTAL EXPENSES                                                      13,317,117

INVESTMENT INCOME--NET                                              14,535,783
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                          (105,938,399)

Net realized gain (loss) on financial futures                        3,031,644

NET REALIZED GAIN (LOSS)                                         (102,906,755)

Net unrealized appreciation (depreciation) on investments
  [including ($2,911,798) net unrealized (depreciation)
  on financial futures]                                           (91,612,164)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS           (194,518,919)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           (179,983,136)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 19

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                            ------------------------------------
                                                     2001              2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         14,535,783          28,043,600

Net realized gain (loss) on investments     (102,906,755)         (23,838,746)

Net unrealized appreciation (depreciation)
   on investments                            (91,612,164)          10,908,435

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                (179,983,136)          15,113,289
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (7,595,738)          (7,870,994)

Class B shares                                (2,787,019)          (3,776,794)

Class C shares                                  (745,429)          (1,025,106)

Class R shares                                (9,233,879)         (11,264,182)

Class T shares                                   (20,303)              (5,273)

Net realized gain on investments:

Class A shares                                         --          (6,179,160)

Class B shares                                         --          (4,523,086)

Class C shares                                         --          (1,225,367)

Class R shares                                         --          (8,622,107)

Class T shares                                         --              (2,255)

TOTAL DIVIDENDS                              (20,382,368)         (44,494,324)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                105,399,683         384,764,264

Class B shares                                 27,577,119          66,869,428

Class C shares                                  7,291,642          25,243,733

Class R shares                                 97,507,936         141,760,638

Class T shares                                    255,826           1,181,085

20

                                                     Year Ended October 31,
                                            ------------------------------------
                                                     2001               2000
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($) (CONTINUED):

Dividends reinvested:

Class A shares                                  4,162,659           7,945,749

Class B shares                                  2,108,835           6,198,704

Class C shares                                    418,046           1,255,485

Class R shares                                  7,982,091          16,322,980

Class T shares                                     19,495               7,528

Cost of shares redeemed:

Class A shares                              (126,533,997)        (217,349,861)

Class B shares                               (37,533,782)         (48,954,605)

Class C shares                               (13,784,699)         (20,215,613)

Class R shares                              (152,707,943)        (119,189,075)

Class T shares                                  (127,327)             (56,015)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           (77,964,416)         245,784,425

TOTAL INCREASE (DECREASE) IN NET ASSETS     (278,329,920)         216,403,390
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,088,240,018          871,836,628

END OF PERIOD                                 809,910,098        1,088,240,018

Undistributed investment income--net            3,944,936            9,791,521

                                                             The Fund 21

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended October 31,
                                              ----------------------------------
                                                     2001               2000
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     7,517,816          25,020,734

Shares issued for dividends reinvested            283,976             519,415

Shares redeemed                               (9,397,603)         (14,207,844)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,595,811)         11,332,305
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                     1,973,387           4,379,183

Shares issued for dividends reinvested            142,550             405,035

Shares redeemed                               (2,767,474)          (3,221,728)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (651,537)            1,562,490
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       515,020            1,650,703

Shares issued for dividends reinvested             28,144               81,762

Shares redeemed                                (1,006,226)          (1,327,797)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (463,062)             404,668
--------------------------------------------------------------------------------

CLASS R

Shares sold                                     6,805,537            9,257,129

Shares issued for dividends reinvested            544,957            1,066,118

Shares redeemed                              (11,011,692)          (7,788,037)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (3,661,198)           2,535,210
--------------------------------------------------------------------------------

CLASS T

Shares sold                                        18,237               77,449

Shares issued for dividends reinvested              1,327                  494

Shares redeemed                                   (8,969)              (3,732)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      10,595               74,211

(A) DURING THE PERIOD ENDED OCTOBER 31, 2001, 140,668 CLASS B SHARES REPRESENTING $1,911,114 WERE AUTOMATICALLY CONVERTED TO 140,370 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2000, 93,536 CLASS B SHARES REPRESENTING $1,425,868 WERE AUTOMATICALLY CONVERTED TO 93,334 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

22

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                         Year Ended October 31,
                                                                 -------------------------------------------------------------------
CLASS A SHARES                                                   2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            15.23          15.69          14.88          15.17         13.71

Investment Operations:

Investment income--net                                            .22(a)         .44(a)         .36(a)         .33           .34

Net realized and unrealized gain (loss)
   on investments                                               (2.71)          (.19)          1.68           1.81          2.77

Total from Investment Operations                                (2.49)           .25           2.04           2.14          3.11

Distributions:

Dividends from investment income--net                            (.30)          (.38)          (.30)          (.37)         (.28)

Dividends from net realized gain
   on investments                                                  --           (.33)          (.93)         (2.06)        (1.37)

Total Distributions                                              (.30)          (.71)         (1.23)         (2.43)        (1.65)

Net asset value, end of period                                  12.44          15.23          15.69          14.88         15.17
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                            (16.65)          1.66          14.39          16.06         25.24
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.25           1.25           1.25           1.25          1.25

Ratio of net investment income
   to average net assets                                         1.57           2.83           2.31           2.44          2.21

Portfolio Turnover Rate                                        150.98         100.47         104.42          69.71         98.88
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         290,331        379,670        213,362         40,780        14,687

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                     The Fund 23

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                            Year Ended October 31,
                                                                --------------------------------------------------------------------
CLASS B SHARES                                                   2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            15.18          15.65          14.83          15.12         13.68

Investment Operations:

Investment income--net                                            .11(a)         .32(a)         .24(a)         .24           .23

Net realized and unrealized gain (loss)
   on investments                                               (2.70)          (.19)           1.69          1.79          2.77

Total from Investment Operations                                (2.59)           .13            1.93          2.03          3.00

Distributions:

Dividends from investment income--net                            (.19)          (.27)          (.18)         (.26)          (.19)

Dividends from net realized gain
   on investments                                                  --           (.33)          (.93)        (2.06)         (1.37)

Total Distributions                                              (.19)          (.60)         (1.11)        (2.32)         (1.56)

Net asset value, end of period                                  12.40          15.18          15.65         14.83          15.12
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                            (17.27)           .84          13.64         15.20          24.27
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          2.00           2.00           2.00          2.00           2.00

Ratio of net investment income
   to average net assets                                          .83           2.07           1.55          1.70           1.47

Portfolio Turnover Rate                                        150.98         100.47         104.42         69.71          98.88
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         174,172        223,096        205,491        62,324         28,940

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

24

                                                                                          Year Ended October 31,
                                                                 -------------------------------------------------------------------
CLASS C SHARES                                                   2001           2000           1999          1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            15.23          15.70          14.87          15.16         13.70

Investment Operations:

Investment income--net                                           .12(a)         .32(a)         .24(a)          .22           .24

Net realized and unrealized gain (loss)
   on investments                                              (2.71)          (.19)          1.71            1.81          2.78

Total from Investment Operations                               (2.59)           .13           1.95            2.03          3.02

Distributions:

Dividends from investment income--net                           (.19)           (.27)         (.19)            (.26)        (.19)

Dividends from net realized gain
   on investments                                                --            (.33)         (.93)           (2.06)        (1.37)

Total Distributions                                            (.19)           (.60)        (1.12)           (2.32)        (1.56)

Net asset value, end of period                                12.45           15.23         15.70            14.87         15.16
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                          (17.26)            .90         13.59            15.24         24.41
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                        2.00            2.00          2.00             2.00          2.00

Ratio of net investment income

   to average net assets                                        .83            2.07          1.57             1.69          1.47

Portfolio Turnover Rate                                      150.98          100.47        104.42            69.71         98.88
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                        43,451         60,237         55,723            8,004         2,017

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 25

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                           Year Ended October 31,
                                                                 -------------------------------------------------------------------
CLASS R SHARES                                                   2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            15.24          15.70          14.88          15.18         13.72

Investment Operations:

Investment income--net                                            .25(a)         .47(a)         .40(a)         .38           .36

Net realized and unrealized gain (loss)
   on investments                                               (2.71)          (.18)          1.69           1.79          2.79

Total from Investment Operations                                (2.46)           .29           2.09           2.17          3.15

Distributions:

Dividends from investment income--net                            (.33)          (.42)          (.34)         (.41)          (.32)

Dividends from net realized gain
   on investments                                                  --           (.33)          (.93)        (2.06)         (1.37)

Total Distributions                                             (.33)           (.75)         (1.27)        (2.47)         (1.69)

Net asset value, end of period                                 12.45           15.24          15.70         14.88          15.18
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                              (16.43)           1.86          14.76         16.37          25.56
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                         1.00            1.00           1.00          1.00          1.00

Ratio of net investment income
   to average net assets                                        1.83            3.07           2.54          2.71          2.44

Portfolio Turnover Rate                                       150.98          100.47         104.42         69.71         98.88
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                        300,882         424,083        397,234       207,132       148,605

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.

26

                                                                                             Year Ended October 31,
                                                                                         -------------------------------
CLASS T SHARES                                                                         2001            2000          1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  15.21           15.68          15.43

Investment Operations:

Investment income--net                                                                  .18(b)          .36(b)         .08(b)

Net realized and unrealized gain (loss)
   on investments                                                                     (2.70)           (.15)           .17

Total from Investment Operations                                                      (2.52)            .21            .25

Distributions:

Dividends from investment income--net                                                  (.26)           (.35)             --

Dividends from net realized gain on investments                                          --            (.33)              --

Total Distributions                                                                    (.26)           (.68)              --

Net asset value, end of period                                                        12.43           15.21           15.68
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                  (16.82)           1.35            1.62(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                1.50            1.50             .32(d)

Ratio of net investment income
   to average net assets                                                               1.31            2.52             .40(d)

Portfolio Turnover Rate                                                              150.98          100.47          104.42
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                 1,074           1,154              26

(A) FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 27

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Balanced Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering seventeen series, including the fund. The fund's investment objective is to outperform a hybrid index, 60% of which is the Standard & Poor's 500 Composite Stock Price Index and 40% of which is the Lehman Brothers Intermediate Government/Corporate Bond Index, by investing in common stocks and bonds in proportions consistent with their expected returns and risks as determined by the fund's investment adviser. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon Bank" ) which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the Distributor of the fund's shares. The fund is authorized to issue 50 million shares of $.001 par value Capital Stock in each of the following classes of shares: Class A, Class B, Class C and Class R and 200 million shares of $.001 par value Capital Stock of Class T shares. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years.Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or an investment account or relationship at such institution and bear no distribution fee or service fee. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

28

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Most debt securities are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Debt securities for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other debt securities are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded, or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the
direction    of    the    Board    of    Directors.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest
                                                                     The Fund 29

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Financial futures: The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount.

30

The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 2001, are set forth in the Statement of Financial Futures.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $124,435,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2001. If not applied, $19,144,000 of the carryover expires in fiscal 2008 and $105,291,000 expires in fiscal 2009.

NOTE 2--Investment Management Fee And Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations.
                                                                     The Fund 31

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund' s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts) . In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Distributor retained $15,553 during the period ended October 31, 2001 from commissions earned on sales of the fund shares.

32

(b) Distribution and service plan: Under separate Distribution Plans (the "Plans") adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of their average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B, Class C and Class T shares may pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares, respectively, and .25% of the value of the average daily net assets of Class T shares. The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan"), under which Class B, Class C and Class T shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares, respectively. During the period ended October 31, 2001, Class A, Class B, Class C and Class T shares were charged $886,965, $1,520,171, $398,981 and $2,802, respectively, pursuant to their respective Plans. During the period ended October 31, 2001 Class B, Class C and Class T shares were charged $506,724, $132,994 and $2,802, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who had no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

                                                             The Fund 33

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended October 31, 2001, amounted to $1,444,368,124 and $1,491,264,636, respectively.

At October 31, 2001, accumulated net unrealized depreciation on investments and financial futures was $21,007,811, consisting of $42,285,542 gross unrealized appreciation and $63,293,353 gross unrealized depreciation.

At October 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings during the period ended October 31, 2001, was approximately $39,700, with a related weighted average annualized interest rate of 3.96%.

34

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders

The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the statements of investments and financial futures, of Dreyfus Premier Balanced Fund (the "Fund") of The Dreyfus/Laurel Funds, Inc., as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers and other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Balanced Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

                                                  /s/ KPMG LLP

New York, New York
December 10, 2001

                                                                  The Fund 35


IMPORTANT TAX INFORMATION (Unaudited)

The fund also designates 39.27% of the ordinary dividends paid during the fiscal year ended October 31, 2001 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2002 of the percentage applicable to the preparation of their 2001 income tax returns.


                        For More Information

                        Dreyfus Premier Balanced Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  342AR1001


Dreyfus Premier
Large Company
Stock Fund

ANNUAL REPORT
October 31, 2001


The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            17   Financial Highlights

                            22   Notes to Financial Statements

                            28   Independent Auditors' Report

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                       Large Company Stock Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Large Company Stock Fund covers the period from November 1, 2000 through October 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Bert J. Mullins.

It is impossible to discuss the economic and market events of the reporting period without addressing the devastating terrorist attacks of September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before September 11, a slowing economy and a return to more normal valuations had taken their toll on stocks that had previously risen too high, too fast. After the attacks, the investment environment became even more volatile. Recent events may have prolonged existing economic weakness, but we believe that the U.S. may begin to see economic recovery in the months ahead. In the meantime, there is little doubt that the investment environment will
continue    to    be    challenging.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to
refine    your    investment    strategies.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2001




DISCUSSION OF FUND PERFORMANCE

Bert J. Mullins, Portfolio Manager

How did Dreyfus Premier Large Company Stock Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2001, the fund's total return was -26.88% for Class A shares, -27.42% for Class B shares, -27.41% for Class C shares, -26.70% for Class R shares, and -27.08% for Class T shares.(1) For the same period, the total return of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the fund's benchmark, was -24.89%.(2)

We attribute these results to slowing economic growth, which created a difficult environment for large-cap stocks. The fund's returns lagged those of the S&P 500 Index, primarily because of its slight bias in favor of growth-oriented stocks. During the reporting period, growth stocks performed so much worse than value stocks that even very small biases toward growth or value resulted in meaningful
return    differences.

What is the fund's investment approach?

The fund invests in a diversified portfolio of large companies that we feel meet our strict standards for value and growth. We identify potential investments through a quantitative analytic process that sifts through a universe of approximately 2,000 stocks in search of those that are not only undervalued, according to our criteria, but that also exhibit what we believe to be higher than expected earnings momentum. A team of experienced analysts examines the fundamentals of the top-ranked candidates for investment. Armed with these analytical insights, the portfolio manager decides which stocks he wishes to purchase and whether he feels any current holdings should be sold.

In addition to identifying attractive investment opportunities, our approach has been designed to limit the risks associated with market timing and sector and industry exposure. Market timing refers to the practice of attempting to benefit
from    gains    and    declines    in    the    over-

                                                                      The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

all market by adjusting the percentage of a fund's assets that are invested in the market at any one time. We do not believe that the advantages of attempting to time the market or rotate in and out of various industry sectors outweigh the risks of such moves. Instead, our goal is to neutralize these risks by being fully invested and remaining industry and sector neutral in relation to the S&P
500    Index.

The result is a broadly diversified portfolio of carefully selected stocks. At the end of the reporting period, the fund held positions in approximately 143 stocks across 11 economic sectors. Our 10 largest holdings accounted for approximately 28% of the portfolio so that the fund's performance was not overly dependent on any one stock but was determined by a large number of securities.

What other factors influenced the fund's performance?

The U.S. economic slowdown, which became evident in mid-2000, interrupted a soaring ascent in the prices of most growth-oriented stocks. As economic growth stalled, the lofty prices of growth stocks declined sharply, while prices of previously overlooked value stocks tended to decline less steeply. As a result, growth stocks performed notably worse than value stocks during most of the
reporting    period.

The magnitude of the disparity between growth and value stocks affected the fund to a surprising degree. Generally, the fund's quantitative investment model balances growth and value factors when seeking to identify attractive stocks. However, the search for earnings momentum led the fund to a slight tilt in favor of stocks with growth characteristics. Even this small bias toward growth
resulted   in   a  return  differential  compared  to  the  fund' s  benchmark.

The impact of the fund' s mild bias toward growth-oriented stocks was most clearly evident in the technology sector. Technology stocks were especially hard-hit by the economic slowdown, driving the S&P 500 Index lower for the reporting period as a whole. The fund's relative returns suffered because the fund held a higher percentage of several weak-performing technology stocks than the S& P 500 Index. The fund's largest losses occurred in this area among major
networking    and

4

telecommunications-related companies such as Siebel Systems, Network Appliance, Cisco Systems, Sun Microsystems and Solectron. On the other hand, the portfolio benefited by avoiding a few of the poorest performing technology stocks within the S&P 500 Index, such as JDS Uniphase, Lucent, Veritas Software and Broadcom.

What is the fund's current strategy?

As of August 31, 2001, we have emphasized stocks that we believe are well positioned to participate in a market recovery, if and when it occurs, yet offer defensive characteristics and solid valuations in case the current downturn proves to be prolonged. We continue to employ our disciplined investment process, which avoids abrupt changes in investment style in order to insulate the fund from the dramatic performance gyrations of pure growth or value investments.

November 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Large Company Stock Fund Class A shares and Class R shares and the Standard & Poor's 500 Composite Stock Price Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A AND CLASS R SHARES OF DREYFUS PREMIER LARGE COMPANY STOCK FUND ON 9/2/94 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 8/31/94 IS USED AS THE BEGINNING VALUE ON 9/2/94. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B, CLASS C AND CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A AND CLASS R SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE, WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

6


Average Annual Total Returns AS OF 10/31/01

                                                                Inception                                                From

                                                                     Date             1 Year              5 Years         Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                                   9/2/94          (31.09)%                7.60%           11.57%
WITHOUT SALES CHARGE                                                9/2/94          (26.88)%                8.88%           12.50%

CLASS B SHARES
WITH APPLICABLE REDEMPTIONCHARGE ((+))                             1/16/98          (30.33)%                  --             1.18%
WITHOUT REDEMPTION                                                 1/16/98          (27.42)%                  --             1.94%

CLASS C SHARES
WITH APPLICABLE REDEMPTIONCHARGE ((+)(+))                          1/16/98          (28.14)%                  --             1.95%
WITHOUT REDEMPTION                                                 1/16/98          (27.41)%                  --             1.95%

CLASS R SHARES                                                      9/2/94          (26.70)%                 9.15%          12.77%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                                8/16/99          (30.35)%                  --           (11.98)%
WITHOUT SALES CHARGE                                               8/16/99          (27.08)%                  --           (10.12)%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund 7


October 31, 2001

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

COMMON STOCKS--100.2%                                                                            Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--2.2%

Anheuser-Busch Cos.                                                                              32,700                1,362,282

Philip Morris Cos.                                                                               84,900                3,973,320

                                                                                                                       5,335,602

CONSUMER CYCLICAL--9.1%

AutoZone                                                                                         15,200  (a)             889,656

BJ's Wholesale Club                                                                              13,400  (a)             680,318

Best Buy                                                                                         32,880  (a)           1,805,112

Costco Wholesale                                                                                 43,300  (a)           1,638,039

Home Depot                                                                                       83,700                3,199,851

Johnson Controls                                                                                 19,900                1,439,168

Kohl's                                                                                           30,400  (a)           1,690,544

Lowe's Cos.                                                                                      73,080                2,492,028

Target                                                                                           59,280                1,846,572

Wal-Mart Stores                                                                                 125,680                6,459,952

                                                                                                                      22,141,240

CONSUMER STAPLES--6.9%

Archer-Daniels-Midland                                                                           81,120                1,130,002

Avon Products                                                                                    25,000                1,170,750

Coca-Cola                                                                                        34,600                1,656,648

Estee Lauder Cos., Cl. A                                                                         17,900                  577,275

Fortune Brands                                                                                   16,400                  604,340

General Mills                                                                                    31,360                1,440,051

Heinz (H.J.)                                                                                     26,200                1,111,928

Hershey Foods                                                                                    12,400                  790,252

Kimberly-Clark                                                                                   20,900                1,160,159

Kraft Foods, Cl. A                                                                               34,000                1,147,500

PepsiCo                                                                                          75,355                3,670,542

Ralston Purina                                                                                   42,660                1,398,821

Wrigley, (Wm.) Jr.                                                                               16,800                  840,840

                                                                                                                      16,699,108

ENERGY RELATED--8.2%

Anadarko Petroleum                                                                               22,800                1,300,740

BP, ADS                                                                                          15,400                  744,436

ChevronTexaco                                                                                    40,972                3,628,071

El Paso                                                                                          32,747                1,606,568

Exxon Mobil                                                                                     196,700                7,759,815

Fording                                                                                           2,423                   37,072

8

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY RELATED (CONTINUED)

Halliburton                                                                                      27,400                  676,506

Kerr-McGee                                                                                       18,320                1,055,232

Noble Drilling                                                                                   23,200  (a)             708,760

Phillips Petroleum                                                                               22,800                1,240,548

Public Service Enterprise Group                                                                  21,230                  835,613

Transocean Sedco Forex                                                                           13,590                  409,739

                                                                                                                      20,003,100

HEALTH CARE--15.2%

Abbott Laboratories                                                                              70,000                3,708,600

American Home Products                                                                           55,600                3,104,148

AmerisourceBergen                                                                                22,200                1,411,032

Amgen                                                                                            33,120  (a)           1,881,878

Baxter International                                                                             13,100                  633,647

Bristol-Myers Squibb                                                                             21,930                1,172,159

Cardinal Health                                                                                   8,190                  549,631

Elan, ADS                                                                                        16,650  (a)             760,073

Forest Laboratories                                                                               2,740  (a)             203,801

Genentech                                                                                        27,230  (a)           1,422,767

Genzyme- General Division                                                                        18,400  (a)             992,680

King Pharmaceuticals                                                                             29,133  (a)           1,135,896

Lilly (Eli) & Co.                                                                                24,561                1,878,916

Medtronic                                                                                        25,620                1,032,486

Novartis, ADR                                                                                    21,750                  818,452

Pfizer                                                                                          211,585                8,865,411

Pharmacia                                                                                        63,500                2,573,020

Quest Diagnostics                                                                                22,100  (a)           1,444,898

Schering-Plough                                                                                  13,860                  515,315

Tenet Healthcare                                                                                 20,000  (a)           1,150,400

UnitedHealth Group                                                                               18,160                1,194,020

Waters                                                                                           19,600  (a)             695,604

                                                                                                                      37,144,834

INTEREST SENSITIVE--21.1%

ACE                                                                                              25,890                  912,623

AFLAC                                                                                            25,800                  631,068

Ambac Financial Group                                                                            20,015                  960,720

American International Group                                                                     65,837                5,174,788

BB&T                                                                                             18,800                  603,480

                                                                                                     The Fund 9

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Bank of America                                                                                  72,400                4,270,876

Charter One Financial                                                                            36,020                  981,545

Citigroup                                                                                       172,113                7,834,584

Equity Office Properties Trust                                                                   18,400                  524,400

Fannie Mae                                                                                       53,970                4,369,411

FleetBoston Financial                                                                            47,100                1,547,706

Freddie Mac                                                                                      12,200                  827,404

General Electric                                                                                236,250                8,601,863

Hartford Financial Services Group                                                                23,800                1,285,200

Lehman Brothers Holdings                                                                         19,560                1,221,718

MBNA                                                                                             77,120                2,129,283

MGIC Investment                                                                                  14,900                  770,926

Morgan Stanley Dean Witter & Co.                                                                 12,900                  631,068

St. Paul Cos.                                                                                    22,800                1,046,520

SouthTrust                                                                                       31,400                  711,524

U.S. Bancorp                                                                                    113,070                2,010,384

Wachovia                                                                                         59,800                1,710,280

Washington Mutual                                                                                84,650                2,555,583

                                                                                                                      51,312,954

PRODUCER GOODS--8.2%

Air Products & Chemicals                                                                         28,820                1,153,953

Alcoa                                                                                            33,060                1,066,846

American Standard Cos.                                                                            8,000  (a)             463,200

CP Ships                                                                                          3,650                   35,077

Canadian National Railway                                                                        18,080                  715,968

Caterpillar                                                                                      18,400                  822,848

Dow Chemical                                                                                     36,200                1,203,650

General Dynamics                                                                                 13,000                1,060,800

Honeywell International                                                                          28,900                  853,995

International Paper                                                                              28,500                1,020,300

Lockheed Martin                                                                                  37,900                1,848,383

Minnesota Mining & Manufacturing                                                                 17,130                1,788,029

Norfolk Southern                                                                                 27,300                  457,275

Tyco International                                                                               89,760                4,410,806

United Parcel Service, Cl. B                                                                     18,800                  958,800

United Technologies                                                                              23,190                1,249,709

Westvaco                                                                                         33,200                  815,060

                                                                                                                      19,924,699

10

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES--6.6%

AOL Time Warner                                                                                 156,895  (a)           4,896,693

AT&T Wireless Services                                                                           49,400  (a)             713,336

Clear Channel Communications                                                                     26,558  (a)           1,012,391

Comcast, Cl. A                                                                                   37,600  (a)           1,347,584

Electronic Data Systems                                                                          30,400                1,956,848

Fairmont Hotels & Resorts                                                                         3,650                   65,153

First Data                                                                                       23,400                1,581,138

Omnicom Group                                                                                    18,730                1,438,089

Viacom, Cl. B                                                                                    62,230  (a)           2,272,017

Western Wireless, Cl. A                                                                          23,800  (a)             694,246

                                                                                                                      15,977,495

TECHNOLOGY--16.1%

Altera                                                                                           32,300  (a)             652,460

Amdocs                                                                                           15,900  (a)             415,149

Analog Devices                                                                                   24,400  (a)             927,200

Celestica                                                                                        14,200  (a)             487,344

Cisco Systems                                                                                   159,400  (a)           2,697,048

Danaher                                                                                          12,000                  668,880

Dell Computer                                                                                   112,060  (a)           2,687,199

EMC                                                                                              86,840  (a)           1,069,869

Harris                                                                                           35,600                1,220,368

Intel                                                                                           181,400                4,429,788

International Business Machines                                                                  51,790                5,596,945

Lam Research                                                                                      7,660  (a)             145,234

Lexmark International                                                                            19,860  (a)             888,735

Linear Technology                                                                                23,000                  892,400

Maxim Integrated Products                                                                        19,120  (a)             874,740

Microsoft                                                                                       149,050  (a)           8,667,257

Nokia, ADR                                                                                       45,680                  936,897

Oracle                                                                                          156,160  (a)           2,117,530

SPX                                                                                               4,800  (a)             478,080

Semtech                                                                                          18,900  (a)             713,475

Siebel Systems                                                                                   33,400  (a)             545,422

Solectron                                                                                        58,000  (a)             713,400

Tech Data                                                                                        23,600  (a)           1,007,484

Vishay Intertechnology                                                                           23,500  (a)             443,445

                                                                                                                      39,276,349

                                                                                                     The Fund 11

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UTILITIES--6.6%

BellSouth                                                                                        29,800                1,102,600

Calpine                                                                                          45,000  (a)           1,113,750

Enron                                                                                            23,400                  325,260

Exelon                                                                                           32,000                1,346,240

FirstEnergy                                                                                      30,000                1,033,800

PPL                                                                                              26,200                  894,730

SBC Communications                                                                              101,345                3,862,258

Telefonos de Mexico, Cl. L, ADR                                                                  28,000                  953,680

Verizon Communications                                                                           77,400                3,855,294

WorldCom- WorldCom Group                                                                        114,255  (a)           1,536,730

                                                                                                                      16,024,342

TOTAL COMMON STOCKS

   (cost $246,095,933)                                                                                               243,839,723
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--.7%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

  Goldman Sachs & Co.,Tri-Party

  Repurchase Agreement, 2.56%, dated

  10/31/2001, due 11/1/2001, in the amount of

  $1,820,129 (fully collateralized by

  $1,869,000 U.S. Treasury Bills,

  2/21/2002, value $1,857,281)

   (cost $1,820,000)                                                                          1,820,000                1,820,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $247,915,933)                                                            100.9%              245,659,723

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (.9%)              (2,195,296)

NET ASSETS                                                                                       100.0%              243,464,427

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.
12

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2001

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See
   Statement of Investments--Note 1(c)                 247,915,933  245,659,723

Cash                                                                     61,447

Receivable for investment securities sold                             2,995,815

Dividends and interest receivable                                       168,802

Receivable for shares of Capital Stock subscribed                       108,063

                                                                    248,993,850
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   303,279

Payable for investment securities purchased                           4,865,270

Payable for shares of Capital Stock redeemed                            360,874

                                                                      5,529,423
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      243,464,427
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     287,719,091

Accumulated net realized gain (loss) on investments                 (41,998,454)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 3                                            (2,256,210)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      243,464,427



NET ASSET VALUE PER SHARE

                                        Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                      124,161,842            77,098,827           23,071,834           17,708,752            1,423,172

Shares Outstanding                    6,634,456             4,221,677            1,262,846              941,559               76,484
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          18.71                18.26                 18.27                18.81                18.61

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund 13

STATEMENT OF OPERATIONS

Year Ended October 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $9,574 foreign taxes withheld at source)      3,136,127

Interest                                                               182,891

TOTAL INCOME                                                         3,319,018

EXPENSES:

Management fee--Note 2(a)                                            2,544,151

Distribution and service fees--Note 2(b)                             1,537,802

Loan commitment fees--Note 4                                             2,408

TOTAL EXPENSES                                                       4,084,361

INVESTMENT (LOSS)                                                     (765,343)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                            (39,312,376)

Net unrealized appreciation (depreciation) on investments          (45,716,260)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (85,028,636)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (85,793,979)

SEE NOTES TO FINANCIAL STATEMENTS.

14

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                                 -------------------------------

                                                     2001                 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                (765,343)            (965,747)

Net realized gain (loss) on investments       (39,312,376)          (2,122,199)

Net unrealized appreciation (depreciation) on
   investments                                (45,716,260)          13,391,931

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (85,793,979)          10,303,985
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain on investments:

Class A shares                                         --              (22,246)

Class B shares                                         --              (24,471)

Class C shares                                         --               (9,708)

Class R shares                                         --              (12,878)

Class T shares                                         --                  (25)

TOTAL DIVIDENDS                                        --              (69,328)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                133,068,891           37,610,957

Class B shares                                 22,239,106           51,546,867

Class C shares                                  8,174,986           11,835,114

Class R shares                                    288,689              583,594

Class T shares                                    679,194            1,294,736

Dividends reinvested:

Class A shares                                         --               19,447

Class B shares                                         --               19,815

Class C shares                                         --                7,072

Class R shares                                         --               10,968

Class T shares                                         --                   25

Cost of shares redeemed:

Class A shares                               (39,781,218)          (22,026,449)

Class B shares                               (14,896,082)          (11,046,332)

Class C shares                                (6,449,495)           (6,252,326)

Class R shares                                (3,996,958)           (5,802,407)

Class T shares                                  (100,633)              (10,910)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 99,226,480            57,790,171

TOTAL INCREASE (DECREASE) IN NET ASSETS       13,432,501            68,024,828
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           230,031,926          162,007,098

END OF PERIOD                                 243,464,427          230,031,926

                                                             The Fund 15

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended October 31,
                                               ---------------------------------

                                                     2001                 2000
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     5,681,529           1,474,815

Shares issued for dividends reinvested                 --                 771

Shares redeemed                                (1,826,974)           (862,235)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   3,854,555             613,351
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                     1,014,770           2,039,092

Shares issued for dividends reinvested                 --                 793

Shares redeemed                                  (722,960)           (438,085)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     291,810           1,601,800
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       375,080             466,874

Shares issued for dividends reinvested                 --                 283

Shares redeemed                                  (312,660)           (245,642)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      62,420             221,515
--------------------------------------------------------------------------------

CLASS R

Shares sold                                        12,953              22,675

Shares issued for dividends reinvested                 --                 434

Shares redeemed                                  (181,812)           (226,925)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (168,859)           (203,816)
--------------------------------------------------------------------------------

CLASS T

Shares sold                                        29,665              50,040

Shares issued for dividends reinvested                 --                   1

Shares redeemed                                   (4,538)                (372)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      25,127              49,669

(A) DURING THE PERIOD ENDED OCTOBER 31, 2001, 5,063 CLASS B SHARES REPRESENTING $109,548 WERE AUTOMATICALLY CONVERTED TO 4,960 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2000, 24,775 CLASS B SHARES REPRESENTING $616,115 WERE AUTOMATICALLY CONVERTED TO 24,460 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.
16


FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                         Year Ended October 31,
                                                                 -------------------------------------------------------------------

CLASS A SHARES                                                   2001           2000           1999        1998(a)          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            25.59          23.97          20.45          18.23         14.49

Investment Operations:

Investment income (loss)--net                                     .00(b,c)      (.03)(c)        .03(c)         .07           .20

Net realized and unrealized gain (loss)
   on investments                                               (6.88)          1.66           4.68           3.39          4.26

Total from Investment Operations                                (6.88)          1.63           4.71           3.46          4.46

Distributions:

Dividends from investment income--net                              --             --           (.04)          (.15)         (.20)

Dividends from net realized gain
   on investments                                                  --           (.01)         (1.15)         (1.09)         (.52)

Total Distributions                                                --           (.01)         (1.19)         (1.24)         (.72)

Net asset value, end of period                                  18.71          25.59          23.97          20.45         18.23
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               (26.88)(d)       6.80(d)       23.86(d)       19.85(d)      32.01
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                                         1.15           1.15           1.15           1.15          1.15

Ratio of net investment income (loss)
   to average net assets                                          .02          (.11)            .13            .52          1.23

Portfolio Turnover Rate                                         54.09         43.98           49.42          81.27         37.17
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         124,162        71,133          51,926         25,421         6,456

(A) EFFECTIVE JANUARY 16, 1998, INVESTOR SHARES WERE REDESIGNATED AS CLASS A SHARES.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(D) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 17

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                           Year Ended October 31,
                                                                     ---------------------------------------------------------------

CLASS B SHARES                                                       2001             2000             1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                25.16            23.75            20.38            17.93

Investment Operations:

Investment (loss)                                                    (.15)(b)         (.22)(b)         (.14)(b)         (.02)

Net realized and unrealized gain (loss)
   on investments                                                   (6.75)            1.64             4.66             2.48

Total from Investment Operations                                    (6.90)            1.42             4.52             2.46

Distributions:

Dividends from investment income--net                                  --               --               --            (.01)

Dividends from net realized gain on investments                        --             (.01)           (1.15)             --

Total Distributions                                                    --             (.01)           (1.15)           (.01)

Net asset value, end of period                                      18.26            25.16            23.75            20.38
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                (27.42)            5.98            22.91            13.76(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              1.90             1.90             1.90             1.51(d)

Ratio of net investment (loss)
   to average net assets                                             (.72)            (.87)            (.63)            (.24)(d)

Portfolio Turnover Rate                                             54.09            43.98            49.42            81.27
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                              77,099           98,884           55,289           14,410

(A) FROM JANUARY 16, 1998 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

18
                                                                                           Year Ended October 31,
                                                                     ---------------------------------------------------------------

CLASS C SHARES                                                       2001             2000             1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                25.17            23.75            20.38            17.93

Investment Operations:

Investment (loss)                                                    (.15)(b)         (.22)(b)         (.15)(b)         (.02)

Net realized and unrealized gain (loss)
   on investments                                                   (6.75)            1.65             4.67             2.48

Total from Investment Operations                                    (6.90)            1.43             4.52             2.46

Distributions:

Dividends from investment income--net                                  --               --               --             (.01)

Dividends from net realized gain on investments                        --             (.01)           (1.15)             --

Total Distributions                                                    --             (.01)           (1.15)            (.01)

Net asset value, end of period                                      18.27            25.17            23.75            20.38
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                (27.41)            6.02            22.97            13.70(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              1.90             1.90             1.90             1.51(d)

Ratio of net investment (loss)
   to average net assets                                             (.72)            (.86)            (.64)            (.24)(d)

Portfolio Turnover Rate                                             54.09            43.98            49.42            81.27
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                              23,072           30,213           23,249            3,154

(A) FROM JANUARY 16, 1998 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 19

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                         Year Ended October 31,
                                                                 -------------------------------------------------------------------

CLASS R SHARES                                                   2001           2000           1999        1998(a)          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            25.66          23.97          20.44          18.23         14.49

Investment Operations:

Investment income--net                                            .06(b)         .04(b)         .09(b)         .17           .23

Net realized and unrealized gain (loss)
   on investments                                               (6.91)          1.66           4.67           3.33          4.27

Total from Investment Operations                                (6.85)          1.70           4.76           3.50          4.50

Distributions:

Dividends from investment income--net                              --             --           (.08)          (.20)         (.24)

Dividends from net realized gain
   on investments                                                  --           (.01)         (1.15)         (1.09)         (.52)

Total Distributions                                                --           (.01)         (1.23)         (1.29)         (.76)

Net asset value, end of period                                  18.81          25.66          23.97          20.44         18.23
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               (26.70)          7.10          24.16          20.10         32.25
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                                          .90            .90            .90            .90           .90

Ratio of net investment income
   to average net assets                                          .28            .16            .40            .85          1.46

Portfolio Turnover Rate                                         54.09          43.98          49.42          81.27         37.17
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          17,709         28,492         31,503         29,933        28,224

(A) EFFECTIVE JANUARY 16, 1998, RESTRICTED SHARES WERE REDESIGNATED AS CLASS R SHARES.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.

20
                                                                                                    Year Ended October 31,
                                                                                       ---------------------------------------------

CLASS T SHARES                                                                         2001            2000            1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  25.51           23.96            23.57

Investment Operations:

Investment (loss)                                                                      (.05)(b)        (.13)(b)         (.01)(b)

Net realized and unrealized gain (loss)
   on investments                                                                     (6.85)           1.69              .40

Total from Investment Operations                                                      (6.90)           1.56              .39

Distributions:

Dividends from net realized gain on investments                                          --            (.01)               --

Net asset value, end of period                                                        18.61           25.51            23.96
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                  (27.08)           6.55             1.66(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                1.40            1.40              .30(d)

Ratio of net investment (loss)
   to average net assets                                                               (.23)           (.49)            (.11)(d)

Portfolio Turnover Rate                                                               54.09           43.98            49.42
v

Net Assets, end of period ($ x 1,000)                                                 1,423           1,310               40

(A) FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 21

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Large Company Stock Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering seventeen series, including the fund. The fund's investment objective is to seek investment returns (including capital appreciation and income) that are consistently superior to the Standard & Poor's 500 Composite Stock Price Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank") which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 450 million shares of $.001 par value Capital Stock. The fund currently offers five classes of shares: Class A (20 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (30 million shares authorized) and Class T (200 million shares authorized). Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (" CDSC" ). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or an investment account or relationship at such institution and bear no distribution or service fees. Class R shares are offered without a front end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

22

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total

                                                                     The Fund 23

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $38,764,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2001. If not applied, $2,016,000 of the carryover expires in fiscal 2008 and $36,748,000 expires in fiscal 2009.

During the period ended October 31, 2001, as a result of permanent book to tax differences, the fund increased accumulated investment loss by $765,343 and decreased paid-in capital by the same amount. Net assets were not affected by this reclassification.

24

NOTE 2--Investment Management Fee And Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management

                                                                     The Fund 25

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Distributor retained $1,326 during the period ended October 31, 2001 from commissions earned on sales of the fund shares.

(b) Distribution and service plan: Under separate Distribution Plans (the " Plans" ) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of their average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares, and Class B, Class C and Class T shares may pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the average daily net assets of Class T shares. The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan") under which Class B, Class C and Class T shares pay the Distributor for providing services to the holders of their shares, a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares, respectively. During the period ended October 31, 2001, Class A, Class B, Class C and Class T shares were charged $353,509, $677,095, $205,633 and $3,661, respectively, pursuant to their respective Plans.Class B, Class C and Class T shares were charged $225,698, $68,545 and $3,661, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those directors who are not "interested persons" of the Company and who had no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

26

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2001, amounted to $249,978,582 and $149,109,361, respectively.

At  October 31, 2001, accumulated net unrealized depreciation on investments was
$2,256,210,   consisting   of  $20,282,446  gross  unrealized  appreciation  and
$22,538,656 gross unrealized depreciation.

At October 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2001, the fund did not borrow under the Facility.

                                                             The Fund 27

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders The Dreyfus/Laurel Funds.:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Large Company Stock Fund (the " Fund" ) of The Dreyfus/Laurel Funds, Inc., as of October 31, 2001, and the
related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers and other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Large Company Stock Fund of The Dreyfus/Laurel Funds, Inc.,as of October 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

                                                  /s/ KPMG LLP

New York, New York
December 10, 2001



                                                           For More Information

                        Dreyfus Premier
                        Large Company Stock Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier Family of Funds
144 Glenn Curtiss
Boulevard Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  318AR1001


Dreyfus Premier
Limited Term
Income Fund


ANNUAL REPORT
October 31, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            18   Financial Highlights

                            22   Notes to Financial Statements

                            29   Independent Auditors' Report

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                       Limited Term Income Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Limited Term Income Fund covers the period from November 1, 2000 through October 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Laurie Carroll.

It is impossible to discuss the economic and market events of the reporting period without addressing the devastating terrorist attacks of September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before September 11, a slowing economy had prompted the Federal Reserve Board (the "Fed") to reduce short-term interest rates to their lowest levels in more than seven years. Since the attacks, the Fed has reduced rates even further in an attempt to offset the adverse economic effects that resulted from the disruption in business activity and consumer spending. Recent events may have prolonged existing economic weakness, but we believe that the U.S. may begin to see economic recovery in the months ahead. In the meantime, there is little doubt that high quality, taxable bond yields will remain relatively low and that the investment environment in general will continue to be challenging.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2001

2

DISCUSSION OF FUND PERFORMANCE

Laurie Carroll, Portfolio Manager

How did Dreyfus Premier Limited Term Income Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2001, Dreyfus Premier Limited Term Income Fund produced a total return of 13.74% for Class A shares, 13.05% for Class B shares, 13.05% for Class C shares, and 14.02% for Class R shares.(1) The fund's benchmark, the Lehman Brothers Aggregate Bond Index, produced a total return of 14.56% for the same period.(2)

We attribute the fund's and market's strong performance to a weakening economy, falling interest rates and a flight to quality among investors during the reporting period. While the fund benefited from a slightly long average duration, the performance of several of its corporate holdings caused the fund's performance to trail that of its benchmark.

What is the fund's investment approach?

The fund's goal is to provide shareholders with as high a level of current income as is consistent with safety of principal and maintenance of liquidity. Liquidity is measured by how quickly assets can be converted to cash. To pursue its goal, the fund invests primarily in various types of U.S. and foreign investment-grade bonds, including government bonds, mortgage-backed securities and corporate debt.

When choosing securities for the fund, we conduct extensive research into the credit history and current financial strength of investment-grade bond issuers. We also examine such factors as the long-term outlook for the industry in which the issuer operates, the economy, the bond market and the maturity of the securities, which, on average, will not exceed 10 years. Maturity refers to the length of time between the date on which a bond is issued and the date the principal amount must be paid. Generally speaking, bonds with longer maturities tend to offer higher yields but also fluctuate more in price than their short-term counterparts.

                                                             The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

When the reporting period began, the U.S. economy was already showing signs of faltering. Most economic indicators had deteriorated, with the notable exception of consumer spending, which some analysts cited as the sole factor supporting the economy. In this bleak environment, we believed that interest rates would decline. Accordingly, in December 2000, we extended the fund's AVERAGE DURATION -- a measure of sensitivity to changing interest rates -- to approximately 4.6 years. In doing so, we positioned the fund to lock in prevailing yields for a longer time. The fund was rewarded for this positioning when, in early January, the Federal Reserve Board (the "Fed" ) began one of the most aggressive rate-cutting campaigns in recent history. In nine separate rate cuts during the reporting period, the Fed reduced short-term interest rates a total of 4.00 percentage points.

In addition, an announcement late in the reporting period by the Treasury Department that it would no longer issue 30-year bonds resulted in the largest bond rally in more than a decade. The demise of the long bond prompted Treasury prices to surge and yields, which generally move in the opposite direction, to plunge.

When a wave of credit downgrades plagued the corporate bond market, we responded by scrutinizing the fund's corporate holdings and placing a greater emphasis on high quality securities. Following the terrorist attacks of September 11, the economy fell into a deeper slump, resulting in widespread layoffs. Despite these difficulties, high quality corporate bonds provided some of the period's highest returns.

Mortgage-backed securities, on the other hand, were hit particularly hard by falling interest rates. When interest rates fall, many individuals choose to refinance their mortgages at lower prevailing rates, thereby paying off the original debt and returning principal to bondholders. When this happens, investors in mortgage-backed securities have little choice but to reinvest their money at lower current yields.

4

What is the fund's current strategy?

As of October 31, 2001, the largest portion of the fund's assets was invested in corporate securities, followed by mortgage-backed securities, U.S. government agency bonds and U.S. Treasuries. We currently plan to maintain this asset allocation, because we believe corporate securities are likely to offer the best returns in the prevailing economic environment. In addition, because the Fed appears to be near the end of its current easing cycle, we believe the performance of mortgage-backed securities should improve. In the meantime, we are closely monitoring all aspects of the economy and the markets, and we intend to make changes to our strategy as the investment environment evolves.

November 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS AGGREGATE BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES AND ASSET-BACKED SECURITIES WITH AN AVERAGE MATURITY OF 1-10 YEARS.

                                                             The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Limited Term Income Fund Class R shares and the Lehman Brothers Aggregate Bond Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS R SHARES OF DREYFUS PREMIER LIMITED TERM INCOME FUND ON 10/31/91 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS AGGREGATE BOND INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS A, CLASS B AND CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF CLASS R SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE PERFORMANCE OF THE FUND'S CLASS R SHARES SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF CORPORATE, U.S. GOVERNMENT AND U.S. GOVERNMENT AGENCY DEBT INSTRUMENTS, MORTGAGE-BACKED SECURITIES, AND ASSET-BACKED SECURITIES. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

6

Average Annual Total Returns AS OF 10/31/01


                                                           Inception                                                      From
                                                             Date            1 Year          5 Years     10 Years       Inception
------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (3.0%)                       4/7/94          10.32%           6.33%         --           6.37%
WITHOUT SALES CHARGE                                   4/7/94          13.74%           6.98%         --           6.79%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))               12/19/94         10.05%           6.32%         --           7.06%((+)(+))
WITHOUT REDEMPTION                                    12/19/94         13.05%           6.47%         --           7.06%((+)(+))

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+)(+))         12/19/94         12.30%           6.26%         --           6.75%
WITHOUT REDEMPTION                                    12/19/94         13.05%           6.26%         --           6.75%

CLASS R SHARES                                                         14.02%           7.25%         6.88%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))      THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS
           3%.  AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))   ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE
           END OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+)(+)(+))THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS
            .75% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund 7


STATEMENT OF INVESTMENTS

October 31, 2001



                                                                                               Principal
BONDS AND NOTES--93.0%                                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AIRCRAFT AND AEROSPACE--.2%

Delta Airlines Pass-Through Trust,

   Ser. 2000-1, Cl. A2, 7.57%, 2010                                                             100,000                  107,137

ASSET-BACKED CTFS.--2.9%

American Express Credit Account Master Trust,

   Ser. 1997-1, Cl. A, 6.4%, 2005                                                             1,000,000                1,034,834

Detroit Edison Securitization Funding,

   Ser. 2000-1, Cl. A2, 5.51%, 2007                                                             100,000                  104,731

Peco Energy Transition Trust,

   Ser. 1999-A, Cl. A2, 5.63%, 2005                                                             384,473                  394,814

WFS Financial Owner Trust,

   Ser. 1999-B, Cl. A3, 6.32%, 2003                                                              88,420                   89,992

                                                                                                                       1,624,371

AUTOMOTIVE--.4%

Delphi Auto Systems,

   Notes, 6.55%, 2006                                                                           250,000                  253,798

BANKING--6.0%

Bank of Boston,

   Sub. Notes, 6.625%, 2004                                                                     750,000                  797,898

Barnett Capital I,

   Gtd. Capital Securities, 8.06%, 2026                                                         435,000                  461,187

Capital One Bank,

   Sr. Notes, 6.875%, 2006                                                                      300,000                  301,643

HSBC Holding,

   Sub. Notes, 7.5%, 2009                                                                       250,000                  279,881

Morgan (J.P.) Chase,

   Sub. Notes, 6.75%, 2011                                                                      200,000                  212,185

Santander Financial Issuances,

   Sub. Notes, 6.375%, 2011                                                                     250,000                  248,778

Swiss Bank,

   Sub. Deb., 7%, 2015                                                                          200,000                  223,446

Washington Mutual Capital I,

   Gtd. Capital Securities, 8.375%, 2027                                                        250,000                  266,322

Wells Fargo,

   Notes, 6.625%, 2004                                                                          500,000                  538,337

                                                                                                                       3,329,677

CHEMICALS--.4%

Dow Chemical,

   Notes, 5.25%, 2004                                                                           200,000  (a)             208,713

8

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL MORTGAGE PASS-THROUGH CTFS.--1.5%

Bear Stearns Commercial Mortgage Securities,

   Ser. 1999-WF2, Cl. A1, 6.8%, 2008                                                            247,522                  266,289

DLJ Commercial Mortgage,

   Ser. 1999-CG3, Cl. A1A, 7.12%, 2009                                                          248,365                  269,991

Morgan (J.P.) Commercial Mortgage Finance,

   Ser. 2000-C10, Cl. A2, 7.37%, 2010                                                           290,000                  321,810

                                                                                                                         858,090

DRUGS AND PHARMACEUTICALS--2.7%

Abbott Laboratories,

   Notes, 5.625%, 2006                                                                          300,000                  315,584

Lilly (Eli),

   Notes, 7.125%, 2025                                                                          200,000                  226,777

Pfizer,

   Notes, 5.625%, 2006                                                                          500,000                  525,299

Zeneca Wilmington,

   Deb., 7%, 2023                                                                               400,000                  445,723

                                                                                                                       1,513,383

FINANCIAL SERVICES--7.1%

Boeing Capital,

   Sr. Notes, 6.1%, 2011                                                                        375,000                  380,577

Citigroup,

   Sub. Notes, 7.25%, 2010                                                                      500,000                  555,413

Countrywide Home Loan,

   Notes, 5.5%, 2006                                                                            750,000                  767,897

Ford Motor Credit,

   Notes, 8%, 2002                                                                              500,000                  512,277

GMAC,

   Deb., 6.125%, 2008                                                                           500,000                  491,160

Household Finance,

   Sr. Sub. Notes, 5.875%, 2009                                                                 500,000                  500,140

MBNA America Bank,

   Notes, 6.5%, 2006                                                                            150,000                  154,860

Merrill Lynch,

   Notes, 6%, 2009                                                                              250,000                  256,559

Morgan Stanley Dean Witter,

   Sr. Notes, 7.125%, 2003                                                                      300,000                  314,615

                                                                                                                       3,933,498

                                                                                                     The Fund 9

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FOOD AND BEVERAGES--.5%

Kellogg's:

   Notes, 5.5%, 2003                                                                            200,000                  205,473

   Notes, 6.6%, 2011                                                                             50,000                   53,102

                                                                                                                         258,575

FOREIGN--1.4%

Hydro-Quebec,

   Deb., 8.4%, 2022                                                                             201,000                  251,454

Province of Saskatchewan, C.D.A.,

   Notes, 6.625%, 2003                                                                          500,000                  528,863

                                                                                                                         780,317

INDUSTRIAL--.4%

USX,

   Deb., 9.125%, 2013                                                                           200,000                  248,398

INSURANCE--.3%

GE Global Insurance Holding,

   Notes, 6.45%, 2019                                                                           150,000                  152,442

MEDICAL--.6%

Baxter International,

   Deb., 6.625%, 2028                                                                           200,000                  202,762

Johnson & Johnson,

   Deb., 6.95%, 2029                                                                            100,000                  112,529

                                                                                                                         315,291

OIL AND GAS--1.9%

Anadarko Finance,

   Notes, 6.75%, 2011                                                                           200,000                  209,959

Atlantic Richfield,

   Notes, 5.55%, 2003                                                                           500,000                  516,545

Phillips Petroleum,

   Deb., 6.65%, 2018                                                                            150,000                  146,222

Williams,

   Notes, 7.75%, 2031                                                                           200,000                  205,538

                                                                                                                       1,078,264

RETAIL--.3%

Kohls,

   Notes, 6.3%, 2011                                                                            150,000                  157,454

TECHNOLOGY--.2%

IBM,

   Deb., 7%, 2025                                                                               100,000                  108,859

10
                                                                                               Principal
BONDS AND NOTES (CONTINUED)                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TELEPHONE AND TELEGRAPH--1.9%

AT&T Canada,

   Sr. Notes, 7.65%, 2006                                                                       500,000                  326,288

Bell Atlantic Pennsylvania,

   Deb., 6%, 2028                                                                               500,000                  438,971

Qwest Capital Funding,

   Notes, 7.9%, 2010                                                                            100,000                  106,783

Vodafone Group,

   Notes, 7.625%, 2005                                                                          200,000                  218,827

                                                                                                                       1,090,869

TRANSPORTATION--1.2%

Burlington Northern Santa Fe,

   Deb., 7.5%, 2023                                                                             250,000                  244,236

Union Pacific,

   Notes, 5.84%, 2004                                                                           100,000                  104,052

United Parcel Service,

   Deb., 8.375%, 2020                                                                           250,000                  306,740

                                                                                                                         655,028

UTILITIES-ELECTRIC--2.4%

Dominion Resources,

   Notes, 6%, 2003                                                                              300,000                  309,218

National Rural Utilities,

   Collateral Trust, 5.5%, 2005                                                                 500,000                  522,667

Niagara Mohawk Power,

   First Mortgage Bonds, 7.75%, 2006                                                            300,000                  332,384

TXU Eastern Funding,

   Senior Notes, 6.45%, 2005                                                                    140,000                  145,430

                                                                                                                       1,309,699

U.S. GOVERNMENTS--13.2%

U.S. Treasury Bonds:

   5.25%, 2/15/2029                                                                             100,000                  103,101

   5.5%, 8/15/2028                                                                              500,000                  532,185

   6.125%, 8/15/2029                                                                            500,000                  581,560

   6.25%, 8/15/2023                                                                             930,000                1,070,439

   8.125%, 8/15/2019                                                                            750,000                1,024,448

   8.5%, 2/15/2020                                                                              250,000                  353,865

   11.25%, 2/15/2015                                                                            250,000                  409,490

   12%, 8/15/2013                                                                               200,000                  292,858

   12.375%, 5/15/2004                                                                           400,000                  493,388

                                                                                                     The Fund 11

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                                Principal
BONDS AND NOTES (CONTINUED)                                                                    Amount ($)              Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENTS (CONTINUED)

U.S. Treasury Notes:

   5%, 2/15/2011                                                                                300,000                  316,734

   5%, 8/15/2011                                                                                800,000                  846,712

   5.75%, 8/15/2010                                                                             700,000                  777,651

   6.5%, 10/15/2006                                                                             275,000                  310,406

   6.875%, 5/15/2006                                                                            200,000                  227,914

                                                                                                                       7,340,751

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--47.5%

Federal Home Loan Banks,

   Notes, 5.8%, 2008                                                                          1,000,000                1,075,748

Federal Home Loan Mortgage Corp.:

   Bonds, 6.75%, 2031                                                                           300,000                  348,000

   Notes, 5.875%, 2011                                                                          750,000                  791,026

   Notes, 6%, 2011                                                                              200,000                  217,371

   5.5%, 6/1/2016                                                                               196,645                  199,470

   6%, 6/1/2012-5/1/2031                                                                      1,223,881                1,251,832

   6.5%, 3/1/2011-10/1/2031                                                                   3,622,200                3,750,122

   7%, 3/1/2012-4/1/2031                                                                      1,212,871                1,269,820

   7.5%, 12/1/2025-1/1/2031                                                                     564,507                  594,128

   8%, 10/1/2019-10/1/2030                                                                      281,810                  301,273

   8.5%, 7/1/2030                                                                                40,490                   43,007

   9%, 8/1/2030                                                                                  32,319                   34,390

Federal National Mortgage Association:

   Notes, 6%, 2005                                                                            1,000,000                1,083,560

   Notes, 6%, 2011                                                                            1,300,000                1,408,875

   Notes, 6.25%, 2011                                                                           500,000                  542,005

   Notes, 6.5%, 2004                                                                            500,000                  544,248

   Notes, 6.625%, 2010                                                                          200,000                  226,593

   Notes, 7.125%, 2030                                                                          200,000                  242,945

   5.5%, 12/1/2013-2/1/2014                                                                     185,769                  189,193

   6%, 9/1/2013-4/1/2031                                                                      1,386,175                1,415,443

   6.5%, 5/1/2016-8/1/2031                                                                    2,581,270                2,663,190

   7%, 7/1/2015-10/1/2031                                                                     2,600,027                2,717,989

   7.5%, 3/1/2012-3/1/2031                                                                    1,165,981                1,227,794

   8%, 5/1/2013-3/1/2031                                                                        417,902                  443,463

12
                                                                                              Principal
BONDS AND NOTES (CONTINUED)                                                                  Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED (CONTINUED)

Government National Mortgage Association I:

   6%, 1/15/2029                                                                                239,817                  244,014

   6.5%, 9/15/2008-6/15/2029                                                                    884,167                  914,757

   7%, 8/15/2025-2/15/2031                                                                    1,020,090                1,067,267

   7.5%, 12/15/2026-11/15/2030                                                                  689,891                  726,489

   8%, 1/15/2030-10/15/2030                                                                     473,573                  501,689

   8.5%, 4/15/2025-9/15/2030                                                                    158,948                  169,896

   9%, 10/15/2027                                                                                97,132                  105,024

   9.5%, 2/15/2025                                                                               80,268                   89,273

                                                                                                                      26,399,894

TOTAL BONDS AND NOTES

   (cost $49,173,484)                                                                                                 51,724,508
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS--5.2%
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

Goldman Sachs & Co., Tri-Party

  Repurchase Agreement, 2.56%, dated 10/31/2001,

  due 11/1/2001 in the amount of $2,867,668 (fully

  collateralized by $2,944,000 U.S. Treasury Bills,

  due 2/21/2002 value $2,926,534)

   (cost $2,867,464)                                                                          2,867,464                2,867,464
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $52,040,948)                                                              98.2%               54,591,972

CASH AND RECEIVABLES (NET)                                                                         1.8%                1,001,970

NET ASSETS                                                                                       100.0%               55,593,942

(A)  SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF
     1933. THIS SECURITY MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION,
     NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT OCTOBER 31, 2001, THIS
     SECURITY AMOUNTED TO $208,713 OR .4% OF NET ASSETS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                    The Fund 13

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2001

                                                             Cost         Value
-------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments--Note 1(c)             52,040,948    54,591,972

Cash                                                                    412,909

Interest receivable                                                     599,425

Receivable for shares of Capital Stock subscribed                        35,754

                                                                     55,640,060
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                    41,329

Payable for shares of Capital Stock redeemed                              4,789

                                                                         46,118
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       55,593,942
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      54,703,182

Accumulated net realized gain (loss) on investments                  (1,660,264)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 3                                              2,551,024
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       55,593,942

NET ASSET VALUE PER SHARE

                                                           Class A            Class B            Class C               Class R
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                           11,415,127         16,144,207         3,713,016             24,321,592

Shares outstanding                                          996,294          1,404,591           327,636              2,122,921
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                 11.46              11.49             11.33                  11.46

SEE NOTES TO FINANCIAL STATEMENTS.

14

STATEMENT OF OPERATIONS

Year Ended October 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,193,966

EXPENSES:

Management fee--Note 2(a)                                              302,803

Distribution and service fees--Note 2(b)                               126,213

Loan commitment fees--Note 4                                               544

TOTAL EXPENSES                                                         429,560

INVESTMENT INCOME--NET                                               2,764,406
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                                735,445

Net unrealized appreciation (depreciation) on investments            3,166,809

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               3,902,254

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 6,666,660

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                               ---------------------------------
                                                     2001               2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,764,406           3,441,852

Net realized gain (loss) on investments           735,445            (648,029)

Net unrealized appreciation (depreciation)
   on investments                               3,166,809             726,998

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    6,666,660           3,520,821
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                  (445,825)            (313,427)

Class B shares                                  (572,802)            (521,647)

Class C shares                                  (120,526)             (91,931)

Class R shares                                (1,625,253)          (2,514,734)

TOTAL DIVIDENDS                               (2,764,406)          (3,441,739)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  7,022,049          12,369,351

Class B shares                                 11,839,913           6,754,147

Class C shares                                  4,387,855           2,117,728

Class R shares                                  2,734,141          11,358,364

Dividends reinvested:

Class A shares                                    340,855             244,852

Class B shares                                    268,537             216,332

Class C shares                                     88,739              69,937

Class R shares                                    767,277           1,351,255

Cost of shares redeemed:

Class A shares                                (3,226,390)         (11,018,913)

Class B shares                                (6,666,580)          (7,230,150)

Class C shares                                (3,108,707)          (1,848,564)

Class R shares                               (21,873,573)          (9,463,852)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 (7,425,884)           4,920,487

TOTAL INCREASE (DECREASE) IN NET ASSETS       (3,523,630)           4,999,569
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            59,117,572          54,118,003

END OF PERIOD                                  55,593,942          59,117,572

16
                                                     Year Ended October 31,
                                               ---------------------------------
                                                     2001                2000
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (A)

Shares sold                                       632,282            1,180,160

Shares issued for dividends reinvested             30,766               23,337

Shares redeemed                                  (292,300)          (1,053,589)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     370,748              149,908
--------------------------------------------------------------------------------

CLASS B (A)

Shares sold                                     1,062,623              641,343

Shares issued for dividends reinvested             24,138               20,560

Shares redeemed                                  (601,097)            (687,798)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     485,664             (25,895)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       399,855              202,745

Shares issued for dividends reinvested              8,092                6,739

Shares redeemed                                  (285,034)            (177,350)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     122,913               32,134
--------------------------------------------------------------------------------

CLASS R

Shares sold                                       246,374            1,072,880

Shares issued for dividends reinvested             69,480              128,995

Shares redeemed                                (1,998,090)            (904,624)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,682,236)             297,251

(A) DURING THE PERIOD ENDED OCTOBER 31, 2001, 14,670 CLASS B SHARES REPRESENTING $163,016 WERE AUTOMATICALLY CONVERTED TO 14,720 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2000, 38,470 CLASS B SHARES REPRESENTING $372,990 WERE AUTOMATICALLY CONVERTED TO 38,504 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                           Year Ended October 31,
                                                                 -------------------------------------------------------------------
CLASS A SHARES                                                   2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            10.64          10.60          11.31          10.96         10.78

Investment Operations:

Investment income--net                                            .60            .62            .57            .58           .62

Net realized and unrealized gain (loss)
   on investments                                                 .82            .04           (.71)           .35           .19

Total from Investment Operations                                 1.42            .66           (.14)           .93           .81

Distributions:

Dividends from investment income--net                            (.60)          (.62)          (.57)          (.58)         (.63)

Net asset value, end of period                                  11.46          10.64          10.60          11.31         10.96
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                            13.74           6.43          (1.26)          8.73          7.80
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .85            .85            .85            .85           .85

Ratio of net investment income
   to average net assets                                         5.41           5.87           5.22           5.20          5.80

Portfolio Turnover Rate                                         65.05          72.30         161.28         149.08        129.94
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          11,415          6,657          5,044          5,349         1,169

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

18
                                                                                           Year Ended October 31,
                                                                 -------------------------------------------------------------------
CLASS B SHARES                                                   2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            10.68          10.64          11.35          11.00         10.78

Investment Operations:

Investment income--net                                            .55            .57            .52            .52           .56

Net realized and unrealized gain (loss)
   on investments                                                 .81            .04           (.71)           .35           .23

Total from Investment Operations                                 1.36            .61           (.19)           .87           .79

Distributions:

Dividends from investment income--net                            (.55)          (.57)          (.52)          (.52)         (.57)

Net asset value, end of period                                  11.49          10.68          10.64          11.35         11.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                            13.05           5.90          (1.73)          8.14          7.56
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.35           1.35           1.35           1.35          1.35

Ratio of net investment income
   to average net assets                                         4.94           5.37           4.72           4.49          5.06

Portfolio Turnover Rate                                         65.05          72.30         161.28         149.08        129.94
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          16,144          9,813         10,056          5,391           542

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 19

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                           Year Ended October 31,
                                                                 -------------------------------------------------------------------
CLASS C SHARES                                                   2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            10.53          10.50          11.20          10.84         10.73

Investment Operations:

Investment income (loss)--net                                     .54            .56            .51            .52         (1.98)

Net realized and unrealized gain (loss)
   on investments                                                 .80            .03           (.70)           .35          2.65

Total from Investment Operations                                 1.34            .59           (.19)           .87           .67

Distributions:

Dividends from investment income--net                            (.54)          (.56)          (.51)          (.51)         (.56)

Net asset value, end of period                                  11.33          10.53          10.50          11.20         10.84
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                            13.05           5.80          (1.74)          8.25          6.49
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.35           1.35           1.35           1.35          1.35

Ratio of net investment income
   to average net assets                                         4.86           5.34           4.72           4.61          4.98

Portfolio Turnover Rate                                         65.05          72.30         161.28         149.08        129.94
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           3,713          2,156          1,812          1,076           349

(A) EXCUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

20
                                                                                           Year Ended October 31,
                                                                 -------------------------------------------------------------------
CLASS R SHARES                                                   2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            10.64          10.61          11.31          10.96         10.78

Investment Operations:

Investment income--net                                            .63            .64            .60            .61           .65

Net realized and unrealized gain (loss)
   on investments                                                 .82            .03           (.70)            .35          .19

Total from Investment Operations                                 1.45            .67           (.10)            .96          .84

Distributions:

Dividends from investment income--net                            (.63)          (.64)          (.60)           (.61)        (.66)

Net asset value, end of period                                  11.46          10.64          10.61           11.31        10.96
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                14.02           6.59           (.91)           9.02         8.09
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .60            .60            .60            .60           .60

Ratio of net investment income
   to average net assets                                         5.77           6.12           5.47           5.51          6.06

Portfolio Turnover Rate                                         65.05          72.30         161.28         149.08        129.94
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          24,322         40,492         37,207         41,988        47,532

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 21

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Limited Term Income Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering seventeen series, including the fund. The fund's investment objective is to obtain as high a level of current income as is consistent with safety of principal and maintenance of liquidity. Although the fund may invest in obligations with different remaining maturities, the fund's dollar-weighted average maturity will be no more than 10 years. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon Bank" ), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 250 million of $.001 par value Capital Stock. The fund currently offers four classes of shares: Class A (50 million shares authorized), Class B (50 million shares authorized), Class C (50 million shares authorized) and Class R (100 million shares authorized). Class A, Class B and Class C shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years.Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

22

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service (" Service" ) approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and discounts on investments, is recognized on the accrual basis.

                                                                    The Fund 23

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

In November 2000 the American Institute of Certified Public Accountants (" AICPA" ) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums on fixed income securities which the fund does not currently do. Upon adoption, the fund will be required to record a cumulative effect adjustment to conform with accounting principles generally accepted in the United States of America. The effect of this adjustment, effective November 1, 2001, is to increase accumulated net investment income with an offsetting decrease to accumulated unrealized appreciation (depreciation) on securities of $21,619. This adjustment will therefore, have no effect on the net assets of the fund.

(C) REPURCHASE AGREEMENTS: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

24

(D) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net; such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $1,617,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2001. If not applied, $971,000 of the carryover expires in fiscal 2007 and $646,000 expires in fiscal 2008.

During the period ended October 31, 2001, as a result of permanent book to tax differences, the fund increased accumulated investment loss by $13,847 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets were not affected by this reclassification.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(A) INVESTMENT MANAGEMENT FEE: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective,

                                                                 The Fund 25

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .60% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees) . Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Distributor retained $45 during the period ended October 31, 2001 from commissions earned on sales of the fund's shares.

(B) DISTRIBUTION AND SERVICE PLAN: Under separate Distribution Plans ("Plans") adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net

26

assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares, and Class B and Class C shares may pay the Distributor for distributing their shares at an aggregate annual rate of .50% of the value of the average daily net assets of Class B and Class C shares. Class B and Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan"), under which Class B and Class C shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B and Class C shares, respectively. During the period ended October 31, 2001, Class A, Class B and Class C shares were charged $20,587, $58,028 and $12,389, respectively, pursuant to their respective Plans.Class B and Class C shares were charged $29,014 and $6,195, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchase and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended October 31, 2001, amounted to $31,998,568 and $41,991,844, respectively.

At October 31, 2001, accumulated net unrealized appreciation on investments was $2,551,024, consisting of $2,732,352 gross unrealized appreciation and $181,328 gross unrealized depreciation.

At October 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                     The Fund 27

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2001, the fund did not borrow under the Facility.

28

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Premier Limited Term Income Fund (the "Fund") of The Dreyfus/Laurel Funds, Inc., as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers and other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Limited Term Income Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United
States    of    America.

                                                     /s/ KPMG LLP

New York, New York
December 10, 2001

                                                             The Fund 29

                        For More Information

                        Dreyfus Premier Limited Term Income Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166




To obtain information:

BY TELEPHONE Call
your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  345AR1001


Dreyfus Premier
Midcap Stock Fund

ANNUAL REPORT
October 31, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            19   Financial Highlights

                            24   Notes to Financial Statements

                            30   Independent Auditors' Report

                            31   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                              Midcap Stock Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Midcap Stock Fund covers the period from November 1, 2000 through October 31, 2001. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, John O'Toole.

It is impossible to discuss the economic and market events of the reporting period without addressing the devastating terrorist attacks of September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before September 11, a slowing economy and a return to more normal valuations had taken their toll on stocks that had previously risen too high, too fast. After the attacks, the investment environment became even more volatile. Recent events may have prolonged existing economic weakness, but we believe that the U.S. may begin to see economic recovery in the months ahead. In the meantime, there is little doubt that the investment environment will
continue    to    be    challenging.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to
refine    your    investment    strategies.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2001

2

DISCUSSION OF FUND PERFORMANCE

John O'Toole, Portfolio Manager

How did Dreyfus Premier Midcap Stock Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2001, the fund's Class A, B, C, R and T shares produced total returns of -15.81% , -16.47%, -16.40%, -15.56% and -16.04% , respectively.(1) In contrast, the Standard & Poor's MidCap 400 Index ( the "S& P 400 Index"), the fund's benchmark, produced a total return of -12.45% for the same period.(2)

Stocks performed poorly during the reporting period, primarily because of an increasingly weak U.S. economy. Despite some recovery in October, the September 11 terrorist attacks caused further weakness in the economy and stock market. In addition, the fund's performance lagged that of its benchmark, especially during the early part of the reporting period. The fund was weighted more towards growth-oriented stocks than value-oriented stocks.

What is the fund's investment approach?

The fund invests primarily in a blended portfolio of growth and value stocks of mid-capitalization companies chosen through a disciplined process that combines
computer   modeling  techniques,  fundamental  analysis  and  risk  management.

The quantitatively driven valuation process identifies and ranks approximately 2,500 midcap stocks based upon more than a dozen different valuation inputs. Those inputs, which we believe can have an important influence on stock returns, include, among other things, earnings estimates, profit margins and growth in cash flow. Based upon our analysis of which inputs are being rewarded by
investors,   we   establish  weightings  for  each  input  and  make  continuous adjustments for the uniqueness of various industries and economic sectors. For example, if the equity markets were rewarding companies with strong growth in cash flow, then we would add more weight to our growth in cash flow input.

                                                             The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

After considering the different valuation inputs, our investment management team conducts fundamental research on each stock, which ultimately results in their buy-and-sell recommendations. The fund seeks to own the best performing stocks within each economic sector of the midcap market. By maintaining an economic sector neutral stance, we allow individual stock selection to drive the portfolio's performance.

What other factors influenced the fund's performance?

The performance of the fund and midcap stock market was adversely affected by declining corporate profits and negative investor sentiment in a weakening economy. In addition, the fund' s performance was hindered by its modest weighting towards growth-oriented stocks. At the time, we focused on stocks exhibiting high degrees of "price momentum," which is caused by robust investor demand. However, price momentum was interrupted by bad economic news during the first quarter of 2001, hurting the fund's relative performance.

Later in the reporting period, however, the fund's performance improved after we shifted our emphasis to value-oriented criteria. Indeed, a number of value stocks posted positive returns for the fund. For instance, the fund benefited from its investment in BJ's Wholesale Club, which operates warehouse club stores primarily in the eastern United States. In an economic slowdown, the company offers good value to consumers looking for bargains. Similarly, CBRL Group, the holding company for Cracker Barrel Old Country Store and Logan's Roadhouse restaurants, also offers moderate prices and good value. These properties further benefited from their location on major interstate highways, as more consumers traveled by car than by air after September 11.

The terrorist attacks caused many investors to turn to defense-related stocks such as fund holding L-3 Communications Holdings, a supplier of sophisticated communications systems to the U.S. Department of Defense. However, another fund holding, Las Vegas-based gaming company MGM Mirage, was hurt by the widespread aversion to air travel in the wake of the attacks.

4

What is the fund's current strategy?

We have maintained our long-standing investment approach, which first uses statistical models to identify potentially attractive midcap stocks, and then uses fundamental analysis to evaluate those companies one at a time. On a more tactical level, we have maintained our current bias toward value-oriented stocks, which we believe are more likely to prosper in an uncertain economy.

We have also adhered to our strategy of investing in the various sectors of the midcap market in the same proportions as the S&P 400 Index. Rather than trying to predict which sectors will perform best in the next 12 months, our goal remains to own the best companies within each sector. In our view, our sector neutral approach helps reduce the risks of investing in midsize companies and enables us to use our sophisticated security selection strategy more effectively in pursuit of the fund's objectives.

November 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S MIDCAP 400 INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX MEASURING THE PERFORMANCE OF THE MIDSIZE COMPANY SEGMENT OF THE U.S. MARKET.

                                                             The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Midcap Stock Fund Class R shares and the Standard & Poor's MidCap 400 Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS R SHARES OF DREYFUS PREMIER MIDCAP STOCK FUND ON 11/12/93 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S MIDCAP 400 INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 10/31/93 IS USED AS THE BEGINNING VALUE ON 11/12/93. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS A, CLASS B, CLASS C AND CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS R SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.
THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN INDEX MEASURING THE PERFORMANCE OF THE MIDSIZE COMPANY SEGMENT OF THE U.S. STOCK MARKET AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

6



Average Annual Total Returns AS OF 10/31/01

                                                                Inception                                                From
                                                                     Date              1 Year            5 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                                   4/6/94            (20.65)%             8.99%            11.93%
WITHOUT SALES CHARGE                                                4/6/94            (15.81)%            10.29%            12.81%

CLASS B SHARES
WITH APPLICABLE REDEMPTIONCHARGE ((+))                             1/16/98            (19.18)%               --              2.80%
WITHOUT REDEMPTION                                                 1/16/98            (16.47)%               --              3.46%

CLASS C SHARES
WITH APPLICABLE REDEMPTIONCHARGE ((+)(+))                          1/16/98            (17.08)%                --              3.51%
WITHOUT REDEMPTION                                                 1/16/98            (16.40)%                --              3.51%

CLASS R SHARES                                                    11/12/93            (15.56)%             10.59%            12.42%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                                8/16/99           (19.82)%                 --            (1.46)%
WITHOUT SALES CHARGE                                               8/16/99           (16.04)%                 --              0.60%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund 7


STATEMENT OF INVESTMENTS

October 31, 2001

STATEMENT OF INVESTMENTS

COMMON STOCKS--99.6%                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--.8%

Constellation Brands, Cl. A                                                                      11,900  (a)             488,376

R.J. Reynolds Tobacco Holdings                                                                   22,100                1,238,484

                                                                                                                       1,726,860

CONSUMER CYCLICAL--8.7%

Albany International, Cl. A                                                                      50,600  (a)             986,700

American Axle & Manufacturing Holdings                                                           42,000  (a)             709,800

American Eagle Outfitters                                                                        45,100  (a)           1,235,740

BJ's Wholesale Club                                                                              38,400  (a)           1,949,568

Borders Group                                                                                    61,300  (a)             955,667

Brinker International                                                                            68,000  (a)           1,727,200

CBRL Group                                                                                       78,300                1,966,113

CDW Computer Centers                                                                             24,800  (a)           1,142,040

International Speedway, Cl. A                                                                    26,700                  991,104

Jones Apparel Group                                                                              50,600  (a)           1,396,560

Lear                                                                                             29,100  (a)             893,370

Mohawk Industries                                                                                33,600  (a)           1,451,520

Neiman Marcus Group, Cl. A                                                                       25,300  (a)             674,245

Ross Stores                                                                                      32,600                1,020,380

Williams-Sonoma                                                                                  51,900  (a)           1,344,210

                                                                                                                      18,444,217

CONSUMER STAPLES--3.6%

Alberto-Culver, Cl. B                                                                            20,600                  870,350

Church & Dwight                                                                                  26,100                  678,600

Corn Products International                                                                      26,900                  809,690

Dean Foods                                                                                       11,100                  497,835

McCormick & Co. (Non-Voting Shares)                                                              33,200                1,452,832

Smithfield Foods                                                                                 56,900  (a)           1,197,745

Suiza Foods                                                                                      11,600  (a)             684,052

Tyson Foods, Cl. A                                                                              150,700                1,475,353

                                                                                                                       7,666,457

ENERGY--8.8%

Alliant Energy                                                                                   45,900                1,349,460

BJ Services                                                                                      88,500  (a)           2,264,715

Black Hills                                                                                      30,100                  826,546

ENSCO International                                                                              80,600                1,595,880

Energen                                                                                          30,100                  737,450

Equitable Resources                                                                              38,100                1,253,871

8

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY (CONTINUED)

Helmerich & Payne                                                                                21,900                  664,227

Louis Dreyfus Natural Gas                                                                        15,500  (a)             613,800

MDU Resources Group                                                                              21,600                  525,096

Murphy Oil                                                                                       19,000                1,510,500

Nabors Industries                                                                                22,100  (a)             679,354

Nobel Affiliates                                                                                 15,700                  580,429

Pride International                                                                              58,900  (a)             757,454

Questar                                                                                          56,900                1,251,800

Rowan Cos.                                                                                       51,200  (a)             864,768

Ultramar Diamond Shamrock                                                                        33,700                1,686,685

UtiliCorp United                                                                                 56,500                1,674,095

                                                                                                                      18,836,130

HEALTH CARE--15.0%

Apogent Technologies                                                                             68,000  (a)           1,592,560

Barr Laboratories                                                                                17,400  (a)           1,266,720

Beckman Coulter                                                                                  26,900                1,142,443

Covance                                                                                          48,600  (a)             891,810

Cytyc                                                                                            23,100  (a)             605,682

Edwards Lifesciences                                                                             42,700                1,084,580

Express Scripts                                                                                  32,400  (a)           1,326,456

Genzyme (General Division)                                                                       74,800  (a)           4,035,460

Gilead Sciences                                                                                  21,300  (a)           1,339,770

Health Net                                                                                       74,300  (a)           1,630,885

Henry Schein                                                                                     23,100  (a)             779,625

Hillenbrand Industries                                                                           20,200                1,071,004

IDEC Pharmaceuticals                                                                             57,100  (a)           3,424,858

IVAX                                                                                             41,500  (a)             852,825

Millennium Pharmaceuticals                                                                       50,200  (a)           1,278,092

Mylan Laboratories                                                                               41,100                1,515,357

Oxford Health Plans                                                                              68,000  (a)           1,602,080

Protein Design Labs                                                                              43,800  (a)           1,445,838

Quest Diagnostics                                                                                20,500  (a)           1,340,290

STERIS                                                                                           34,800  (a)             779,520

Sepracor                                                                                         11,200  (a)             531,328

Sunrise Assisted Living                                                                          29,500  (a,b)           881,755

Trigon Healthcare                                                                                26,900  (a)           1,651,391

                                                                                                                      32,070,329

                                                                                                     The Fund 9

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE--19.0%

AmeriCredit                                                                                      33,200  (a)             514,600

Associated Banc                                                                                  53,700                1,848,354

Astoria Financial                                                                                30,100                1,567,909

Banknorth Group                                                                                  72,600                1,592,118

City National                                                                                    28,400                1,164,400

Compass Bancshares                                                                               88,500                2,215,155

Dime Bancorp (Warrants)                                                                          68,300  (a)              14,343

Dun & Bradstreet                                                                                 27,600  (a)             862,776

Everest Re Group                                                                                 26,900                1,798,265

Federated Investors, Cl. B                                                                       41,100                1,072,710

First Tennessee National                                                                         61,700                2,131,735

FirstMerit                                                                                       57,000                1,315,560

Gallagher (Arthur J.) & Co.                                                                      41,200                1,505,448

Golden State Bancorp                                                                             56,800                1,440,448

GreenPoint Financial                                                                             52,200                1,673,010

Investment Technology Group                                                                      27,900                1,797,039

LaBranche & Co.                                                                                  34,100  (a)             985,149

M&T Bank                                                                                         11,800                  772,900

Marshall & Ilsley                                                                                37,100                2,175,544

Mercantile Bankshares                                                                            19,000                  726,180

Metris Cos.                                                                                      44,200                  716,482

Nationwide Financial Services, Cl. A                                                             33,200                1,129,464

North Fork Bancorporation                                                                        70,600                1,969,740

Old Republic International                                                                       52,200                1,324,314

PMI Group                                                                                        28,400                1,574,780

Provident Financial Group                                                                        38,000                  813,580

Radian Group                                                                                     47,900                1,622,373

SEI Investments                                                                                  41,100                1,263,825

Silicon Valley Bancshares                                                                        34,800  (a)             815,712

TCF Financial                                                                                    31,600                1,327,200

Waddell & Reed Financial, Cl. A                                                                  31,200                  795,288

                                                                                                                      40,526,401

INTERNET RELATED--.3%

Retek                                                                                            34,300  (a)             696,976

PRODUCER GOODS--10.3%

Alexander & Baldwin                                                                              34,800                  774,996

American Standard Cos.                                                                           21,700  (a)           1,256,430

10

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS (CONTINUED)

Ashland                                                                                          20,600                  829,356

Bemis                                                                                            22,100                  956,267

Bowater                                                                                          26,400                1,180,608

C&D Technologies                                                                                 50,900                1,054,648

CONSOL Energy                                                                                    36,400                1,004,640

Cabot                                                                                            34,600                1,159,100

Cytec Industries                                                                                 23,000  (a)             550,390

D.R. Horton                                                                                      34,800                  777,780

GATX                                                                                             23,200                  613,640

H.B. Fuller                                                                                      20,600                1,059,458

Harsco                                                                                           31,600                1,009,620

Kennametal                                                                                       17,400                  612,132

Lennar                                                                                           36,400                1,319,864

Minerals Technologies                                                                            19,200                  785,280

Parker-Hannifin                                                                                  25,300                  908,270

Precision Castparts                                                                              34,800                  791,352

Rockwell International                                                                           59,500                  819,910

Sonoco Products                                                                                  67,800                1,591,266

Teekay Shipping                                                                                  20,600                  569,384

Tidewater                                                                                        49,000                1,480,780

York International                                                                               26,900                  824,216

                                                                                                                      21,929,387

SERVICES--10.3%

Affiliated Computer Services, Cl. A                                                              20,300  (a)           1,787,415

Apollo Group, Cl. A                                                                              50,000  (a)           2,032,500

Belo, Cl. A                                                                                      57,900                  990,090

CSG Systems International                                                                        20,700  (a)             647,082

Cox Radio, Cl. A                                                                                 21,700  (a)             470,890

DST Systems                                                                                      45,900  (a)           1,879,605

Education Management                                                                             20,900  (a)             721,050

Entercom Communications                                                                          14,300  (a)             481,910

Hanover Compressor                                                                               39,600  (a)           1,092,168

Henry (Jack) & Associates                                                                        41,100                1,013,526

Pharmaceutical Product Development                                                               22,200  (a)             592,074

Republic Services                                                                                28,400  (a)             465,192

Scholastic                                                                                       31,600  (a)           1,412,520

SunGard Data Systems                                                                            112,700  (a)           2,840,040

                                                                                                     The Fund 11

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

Telephone and Data Systems                                                                       11,100                  975,690

United Rentals                                                                                   37,900  (a)             691,675

Valassis Communications                                                                          31,600  (a)             985,920

Washington Post, Cl. B                                                                            3,200                1,633,600

Westwood One                                                                                     55,400  (a)           1,317,966

                                                                                                                      22,030,913

TECHNOLOGY--17.2%

Advent Software                                                                                  26,100  (a)           1,006,677

Arrow Electronics                                                                                25,000  (a)             611,250

Atmel                                                                                            58,800  (a)             467,460

Black Box                                                                                        17,400  (a)             783,522

Cabot Microelectronics                                                                           25,300  (a)           1,676,884

Cadence Design Systems                                                                           86,800  (a)           1,834,952

CommScope                                                                                        34,800  (a)             680,340

Diebold                                                                                          42,200                1,531,860

Electro Scientific Industries                                                                    22,300  (a)             525,611

Electronic Arts                                                                                  42,200  (a)           2,171,612

FEI                                                                                              25,500  (a)             687,990

Federal Signal                                                                                   37,900                  767,854

Harris                                                                                           40,800                1,398,624

International Rectifier                                                                          38,800  (a)           1,362,268

L-3 Communications Holdings                                                                      17,400  (a)           1,511,538

Macrovision                                                                                      21,000  (a)             516,810

Mentor Graphics                                                                                  64,700  (a)           1,226,712

Microchip Technology                                                                             57,100  (a)           1,782,662

Microsemi                                                                                        16,100  (a)             563,500

NVIDIA                                                                                           52,000  (a)           2,228,720

National Instruments                                                                             34,100  (a)             982,421

PerkinElmer                                                                                      15,900                  427,869

Reynolds & Reynolds, Cl. A                                                                       61,500                1,460,625

SPX                                                                                              16,500  (a)           1,643,400

Semtech                                                                                          42,100  (a)           1,589,275

Sybase                                                                                           63,200  (a)             859,520

Symantec                                                                                         23,400  (a)           1,286,766

THQ                                                                                              15,400  (a)             766,920

Tech Data                                                                                        41,100  (a)           1,754,559

12

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

TriQuint Semiconductor                                                                           69,600  (a)           1,230,528

Vishay Intertechnology                                                                           71,200  (a)           1,343,544

                                                                                                                      36,682,273

UTILITIES--5.6%

Cleco                                                                                            50,600                1,017,566

Conectiv                                                                                         49,000                1,156,400

Dycom Industries                                                                                 32,600  (a)             389,570

IDACORP                                                                                          39,600                1,504,800

Metro One Telecommunications                                                                     28,200  (a)             850,230

NRG Energy                                                                                       44,200  (a)             781,014

Pinnacle West Capital                                                                            15,100                  636,465

Public Service Company of New Mexico                                                             36,400                  891,800

Puget Energy                                                                                     49,000                  934,430

SCANA                                                                                            56,700                1,460,025

TECO Energy                                                                                      37,900                  975,925

Wisconsin Energy                                                                                 59,500                1,321,495

                                                                                                                      11,919,720

TOTAL COMMON STOCKS

   (cost $220,466,412)                                                                                               212,529,663
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal

SHORT-TERM INVESTMENTS--.3%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

  Goldman Sachs & Co.,

  Tri-Party Repurchase Agreement, 2.56%

  dated 10/31/2001 due 11/1/2001,

  in the amount of $680,048

  (fully collateralized by $698,000 U.S.

  Treasury Bills, due 2/21/2002,

  value $693,624)

   (cost $680,000)                                                                              680,000                  680,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $221,146,412)                                                             99.9%              213,209,663

CASH AND RECEIVABLES (NET)                                                                          .1%                   71,407

NET ASSETS                                                                                       100.0%              213,281,070

(A) NON-INCOME PRODUCING.

(B)  ALL OF THIS SECURITY IS ON LOAN. AT OCTOBER 31, 2001, THE TOTAL MARKET
VALUE OF THE FUND'S SECURITIES ON LOAN IS $881,755 AND THE TOTAL MARKET VALUE OF
THE COLLATERAL HELD BY THE FUND IS $885,000.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 13


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2001

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments--Note 1(c)             221,146,412  213,209,663

Cash                                                                    163,738

Receivable for investment securities sold                             1,727,803

Collateral for securities loaned--Note 1(b)                             885,000

Receivable for shares of Capital Stock subscribed                       178,622

Dividends and interest receivable                                       148,320

                                                                    216,313,146
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   256,817

Payable for investment securities purchased                           1,714,116

Liability for securities loaned--Note 1(b)                              885,000

Payable for shares of Capital Stock redeemed                            175,843

Loan commitment fees payable                                                300

                                                                      3,032,076
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      213,281,070
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     235,047,342

Accumulated net realized gain (loss) on investments                 (13,829,523)

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 3                                            (7,936,749)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      213,281,070

NET ASSET VALUE PER SHARE

                                        Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                       81,028,003            37,556,370           8,203,071            86,250,949              242,677

Shares Outstanding                    5,902,102             2,832,142             617,418             6,211,112               17,796
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          13.73                13.26                13.29                13.89                13.64

SEE NOTES TO FINANCIAL STATEMENTS.
14

STATEMENT OF OPERATIONS

Year Ended October 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                       2,080,319

Interest                                                               284,489

TOTAL INCOME                                                         2,364,808

EXPENSES:

Management fee--Note 2(a)                                            2,491,815

Distribution and service plan fees--Note 2(b)                          668,396

Loan commitment fees--Note 4                                             2,061

TOTAL EXPENSES                                                       3,162,272

INVESTMENT (LOSS)                                                     (797,464)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                            (13,351,206)

Net unrealized appreciation (depreciation) on investments          (25,373,515)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (38,724,721)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (39,522,185)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                             -----------------------------------

                                                     2001               2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                               (797,464)            (341,308)

Net realized gain (loss) on investments      (13,351,206)           42,788,497

Net unrealized appreciation (depreciation)
   on investments                            (25,373,515)           (2,034,020)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                 (39,522,185)           40,413,169
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain on investments:

Class A shares                               (14,423,757)          (1,598,532)

Class B shares                                (6,688,674)            (519,276)

Class C shares                                (1,322,435)            (107,432)

Class R shares                               (20,031,313)          (1,850,641)

Class T shares                                   (19,296)                (700)

TOTAL DIVIDENDS                              (42,485,475)          (4,076,581)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                123,151,768         104,916,243

Class B shares                                 15,389,732          10,679,826

Class C shares                                  5,100,684           3,115,224

Class R shares                                 17,718,927          21,691,421

Class T shares                                    496,266             101,488

Dividends reinvested:

Class A shares                                 13,792,613           1,527,643

Class B shares                                  5,673,517             423,230

Class C shares                                    869,528              61,915

Class R shares                                 16,853,812           1,514,740

Class T shares                                     19,296                 700

16
                                                     Year Ended October 31,
                                             -----------------------------------

                                                     2001                2000
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($) (CONTINUED):

Cost of shares redeemed:

Class A shares                              (105,627,346)        (122,967,002)

Class B shares                                (5,928,056)          (5,771,725)

Class C shares                                (2,128,505)          (2,491,383)

Class R shares                               (24,734,139)         (23,477,518)

Class T shares                                  (348,192)              (1,104)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            60,299,905           (10,676,302)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (21,707,755)           25,660,286
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           234,988,825          209,328,539

END OF PERIOD                                 213,281,070          234,988,825

                                                             The Fund 17

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended October 31,
                                               ---------------------------------

                                                     2001                 2000
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     8,104,107            5,440,489

Shares issued for dividends reinvested            884,142               89,075

Shares redeemed                                (7,008,431)          (6,620,304)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   1,979,818           (1,090,740)
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                     1,024,077              568,541

Shares issued for dividends reinvested            373,996               25,043

Shares redeemed                                  (403,671)            (318,509)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     994,402              275,075
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       340,680              166,511

Shares issued for dividends reinvested             57,205                3,659

Shares redeemed                                  (146,854)            (135,849)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     251,031               34,321
--------------------------------------------------------------------------------

CLASS R

Shares sold                                     1,144,715            1,133,012

Shares issued for dividends reinvested          1,070,763               87,862

Shares redeemed                                (1,629,761)          (1,226,963)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     585,717               (6,089)
--------------------------------------------------------------------------------

CLASS T

Shares sold                                        32,692                5,333

Shares issued for dividends reinvested              1,242                   42

Shares redeemed                                   (21,592)                 (61)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      12,342                5,314

(A) DURING THE PERIOD ENDED OCTOBER 31, 2001, 1,620 CLASS B SHARES REPRESENTING $23,916 WERE AUTOMATICALLY CONVERTED TO 1,573 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2000, 4,599 CLASS B SHARES REPRESENTING $90,097 WERE AUTOMATICALLY CONVERTED TO 4,510 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.
18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                           Year Ended October 31,
                                                                 -------------------------------------------------------------------

CLASS A SHARES                                                   2001           2000           1999        1998(a)          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            19.99          16.69          14.24          17.02         14.36

Investment Operations:

Investment income (loss)--net                                    (.04)(b)       (.03)(b)       (.03)(b)       (.01)          .02

Net realized and unrealized gain (loss)
   on investments                                               (2.69)          3.66           2.48           (.29)         4.79

Total from Investment Operations                                (2.73)          3.63           2.45           (.30)         4.81

Distributions:

Dividends from investment income--net                              --             --             --           (.01)         (.01)

Dividends from net realized gain
   on investments                                               (3.53)          (.33)            --          (2.47)        (2.14)

Total Distributions                                             (3.53)          (.33)            --          (2.48)        (2.15)

Net asset value, end of period                                  13.73          19.99          16.69          14.24         17.02
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               (15.81)(c)      22.14(c)       17.21(c)       (2.16)(c)     38.40
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                         1.35           1.35           1.35           1.35          1.35
Ratio of interest expense and loan
   commitment fees to average net assets                          .00(d)         .01             --            --            --

Ratio of net investment income (loss)
   to average net assets                                         (.31)          (.17)          (.17)          (.19)          .16

Portfolio Turnover Rate                                         82.49         122.19          80.15          78.02         81.87
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          81,028         78,425         83,674         38,267         6,847

(A) EFFECTIVE JANUARY 16, 1998, INVESTOR SHARES WERE REDESIGNATED AS CLASS A SHARES.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 19

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                         Year Ended October 31,
                                                                    -----------------------------------------------------------

CLASS B SHARES                                                      2001              2000            1999         1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                19.57            16.46           14.16            14.65

Investment Operations:

Investment (loss)                                                    (.14)(b)         (.17)(b)        (.15)(b)         (.06)

Net realized and unrealized gain (loss)
   on investments                                                   (2.64)            3.61            2.45             (.43)

Total from Investment Operations                                    (2.78)            3.44            2.30             (.49)

Distributions:

Dividends from net realized gain
   on investments                                                   (3.53)            (.33)             --               --

Net asset value, end of period                                      13.26            19.57           16.46            14.16
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                (16.47)           21.22           16.32            (3.41)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                             2.10             2.10            2.10             1.66(d)

Ratio of interest expense and loan
   commitment fees to average net assets                              .00(e)           .01              --               --

Ratio of investment (loss)
   to average net assets                                            (1.06)            (.91)           (.92)            (.77)(d)

Portfolio Turnover Rate                                             82.49           122.19           80.15            78.02
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                              37,556           35,959          25,724           16,867

(A) FROM JANUARY 16, 1998 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

20


                                                                                            Year Ended October 31,
                                                                    ----------------------------------------------------------------

CLASS C SHARES                                                      2001              2000            1999         1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                19.59            16.48           14.17            14.65

Investment Operations:

Investment (loss)                                                    (.14)(b)         (.17)(b)        (.15)(b)         (.06)

Net realized and unrealized gain (loss)
   on investments                                                   (2.63)            3.61            2.46             (.42)

Total from Investment Operations                                    (2.77)            3.44            2.31             (.48)

Distributions:

Dividends from net realized gain
   on investments                                                   (3.53)            (.33)             --               --

Net asset value, end of period                                      13.29            19.59           16.48            14.17
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                (16.40)           21.19           16.30            (3.28)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                             2.10             2.10            2.10             1.66(d)

Ratio of interest expense and loan
   commitment fees to average net assets                              .00(e)           .01              --               --

Ratio of investment (loss)
   to average net assets                                            (1.06)            (.91)           (.92)            (.77)(d)

Portfolio Turnover Rate                                             82.49           122.19           80.15            78.02
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                               8,203            7,178           5,473            3,485

(A) FROM JANUARY 16, 1998 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 21

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                        Year Ended October 31,
                                                                 -------------------------------------------------------------------

CLASS R SHARES                                                   2001           2000           1999        1998(a)          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            20.14          16.77          14.28          17.03         14.36

Investment Operations:

Investment income (loss)--net                                    (.01)(b)        .02(b)         .01(b)         .01           .05

Net realized and unrealized gain (loss)
   on investments                                               (2.71)          3.68           2.48           (.26)         4.80

Total from Investment Operations                                (2.72)          3.70           2.49           (.25)         4.85

Distributions:

Dividends from investment income--net                              --             --             --           (.03)         (.04)

Dividends from net realized gain
   on investments                                               (3.53)          (.33)            --          (2.47)        (2.14)

Total Distributions                                             (3.53)          (.33)            --          (2.50)        (2.18)

Net asset value, end of period                                  13.89          20.14          16.77          14.28         17.03
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                              ( 15.56)         22.40          17.44          (1.88)        38.88
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                         1.10           1.10           1.10           1.10          1.10

Ratio of interest expense and
   loan commitment fees
   to average net assets                                          .00(c)         .01             --            --            --

Ratio of net investment income (loss)
   to average net assets                                         (.06)           .10            .09            .05           .42

Portfolio Turnover Rate                                         82.49         122.19          80.15          78.02         81.87
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          86,251        113,318         94,455         53,888        31,769

(A) EFFECTIVE JANUARY 16, 1998, RESTRICTED SHARES WERE REDESIGNATED AS CLASS R SHARES.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

22

                                                                                                    Year Ended October 31,
                                                                                       ---------------------------------------------

CLASS T SHARES                                                                         2001            2000          1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  19.93           16.68           16.84

Investment Operations:

Investment (loss)                                                                      (.07)(b)        (.08)(b)        (.01)(b)

Net realized and unrealized gain (loss)
   on investments                                                                     (2.69)           3.66            (.15)

Total from Investment Operations                                                      (2.76)           3.58            (.16)

Distributions:

Dividends from net realized gain
   on investments                                                                     (3.53)           (.33)             --

Net asset value, end of period                                                        13.64           19.93           16.68
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                                  (16.04)          21.84             .95(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                                               1.60            1.60             .34(d)

Ratio of interest expense and loan
   commitment fees
   to average net assets                                                                .00(e)          .01               --

Ratio of investment (loss)
   to average net assets                                                               (.53)           (.41)           (.06)(d)

Portfolio Turnover Rate                                                               82.49          122.19           80.15
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                   243             109              2

(A) FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

(E) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 23

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Midcap Stock Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering seventeen series, including the fund. The fund's investment objective is to seek total investment returns (including capital appreciation and income) which consistently outperform the Standard & Poor' s 400 Midcap Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank"), which is a
wholly-owned    subsidiary    of    Mellon    Financial    Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 488 million shares of $.001 par value Capital Stock. The fund currently offers five classes of shares: Class A (22 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized), Class R (66 million shares authorized) and Class T shares (200 million shares authorized) . Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge (" CDSC"). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or an investment account or relationship at such institution and bear no distribution or service fees. Class R shares are offered without a front end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

24

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained  at  all  times.  The  fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Such income earned is included in interest income. Although each security loaned is fully collateralized, the fund would bear the risk of delay
in    recov-

                                                                 The Fund 25

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

ery  of,  or  loss of rights in, the securities loaned should a borrower fail to
return    the    securities    in    a    timely    manner.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

26

The fund has an unused capital loss carryover of approximately $13,610,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2001. If not applied, the carryover expires in fiscal 2009.

During the period ended October 31, 2001, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $797,464 and decreased paid-in capital by the same amount. Net assets were not affected by this reclassification.

NOTE 2--Investment Management Fee And Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-

                                                                    The Fund 27

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Distributor retained $2,309 during the period ended October 31, 2001 from commissions earned on sales of fund shares.

(b) Distribution and service plan: Under separate Distribution Plans (the " Plans" ) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of their average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares, and Class B, Class C and Class T shares may pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares, respectively. The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1, (the "Service Plan") under which Class B, Class C and Class T shares pay the Distributor for providing services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares, respectively. During the period ended October 31, 2001, Class A, Class B, Class C and Class T shares were charged $210,902, $281,109, $61,179 and $555, respectively, pur-

28

suant to their respective Plans, and Class B, Class C and Class T shares were charged $93,703, $20,393 and $555, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2001, amounted to $207,040,974 and $183,441,695, respectively.

At  October 31, 2001, accumulated net unrealized depreciation on investments was
$7,936,749,   consisting   of  $20,301,321  gross  unrealized  appreciation  and
$28,238,070 gross unrealized depreciation.

At October 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2001, the fund did not borrow under the Facility.

                                                             The Fund 29

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Midcap Stock Fund (the "Fund" ) of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Midcap Stock Fund of The Dreyfus/Laurel Funds, Inc. as of
October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

                                                       /s/ KPMG LLP

New York, New York
December 10, 2001

30

IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the fund hereby designates $2.2060 per share as a long-tern capital gain distribution of the 3.5320 per share paid on December 5, 2000.

                                                             The Fund 31

NOTES

                                                           For More Information

                        Dreyfus Premier
                        Midcap Stock Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY  TELEPHONE Call your financial
representative or
1-800-554-4611

BY MAIL Write to:  The Dreyfus Premier
Family of Funds
144 Glenn Curtiss
Boulevard Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  330AR1001

Dreyfus Premier
Small Cap
Value Fund


ANNUAL REPORT
October 31, 2001






The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            16   Statement of Assets and Liabilities

                            17   Statement of Operations

                            18   Statement of Changes in Net Assets

                            20   Financial Highlights

                            25   Notes to Financial Statements

                            30   Independent Auditors' Report

                            31   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                           Small Cap Value Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Small Cap Value Fund covers the period from November 1, 2000 through October 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, William P. Rydell.

It is impossible to discuss the economic and market events of the reporting period without addressing the devastating terrorist attacks of September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before September 11, a slowing economy and a return to more normal valuations had taken their toll on stocks that had previously risen too high, too fast. After the attacks, the investment environment became even more volatile. Recent events may have prolonged existing economic weakness, but we believe that the U.S. may begin to see economic recovery in the months ahead. In the meantime, there is little doubt that the investment environment will continue to be challenging.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to refine your investment strategies.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2001

2

DISCUSSION OF FUND PERFORMANCE

William P. Rydell, Portfolio Manager

How did Dreyfus Premier Small Cap Value Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2001, the fund's Class A, B, C, R and T shares produced total returns of 3.55%, 2.85%, 2.85%, 3.88% and 3.46%, respectively.(1) The fund' s benchmark, the Russell 2000 Value Index (the "Index"), produced a total return of 8.75% for the same period.(2)

Small-cap value was one of the few areas of the stock market that generated positive returns during the fund's fiscal year, and the fund realized a positive return. During this difficult period for stocks, investor preference for safety and relative value helped buoy stocks like the ones we generally favor.

What is the fund's investment approach?

The fund uses a disciplined investment process that combines fundamental analysis and risk management with a computer model that searches for undervalued stocks. A common definition of an undervalued stock is one selling at a low price relative to its profits and prospective earnings growth. Our stock evaluation process uses several different characteristics, including changes in earnings estimates and changes in price-to-earnings ratios, in an attempt to identify value among individual stocks.

Rather than using broad economic or market trends, we select stocks on a company-by-company basis. To ensure ample diversification, we allocate the portfolio' s assets among industries and economic sectors in similar proportions to the Russell 2000 Value Index. We generally stay industry neutral in an attempt to capture opportunities that may be realized quickly during periods of above-average market volatility. By maintaining a diversified approach, stock selection drives the fund's performance.

                                                             The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

Our stock selection strategy was a primary driver of the fund's performance during the reporting period. The fund also benefited from an emphasis on companies in traditionally defensive industries. Industry groups such as consumer staples and health care provided consistent earnings growth -- and attractive returns -- in a difficult economic climate. People need food, medicine and other essentials regardless of economic conditions. For example, in the health care group, shares of Sunrise Assisted Living, which provides assisted living for seniors, continued to do well as an aging population's need for such services grew. The fund' s investment in Smithfield Foods, a pork producer, benefited from steady consumer demand and reduced meat imports from Europe. Holdings in both Sunrise Assisted Living and Smithfield Foods were sold during the reporting period. In both cases, the stocks had appreciated during the reporting period and as a result, selling these stocks resulted in realized gains for the fund.

On the other hand, the fund's performance relative to the fund's benchmark was impacted by disappointing returns in certain areas. A good example is energy stocks, which generally rallied early in the period when oil prices were high but ultimately disappointed investors when a weakening economy reduced demand for gasoline, electricity and other energy sources.

Investors began the new year by bidding up the prices of stocks that were depressed as a result of tax-related selling in December -- this is also known as the "January Effect." This year, the Federal Reserve Board helped magnify the January Effect by unexpectedly cutting interest rates on the first business day of 2001. This change in monetary policy caused investors to buy previously beaten-down stocks more aggressively than usual. Because the fund held fewer " deep value" stocks than the Index, its relative performance suffered in January, adversely affecting returns for the entire reporting period.

4

What is the fund's current strategy?

We have maintained our long-standing, value-oriented approach to stock selection. Indeed, we are encouraged by the opportunities we are now finding among small-cap value stocks. During times of uncertainty, stocks can often be purchased at steep discounts to their intrinsic worth. We have identified a number of attractively priced stocks in economically sensitive areas, such as technology and retailing. However, we believe that the success of these investments depends in large part on the return of consumer confidence and economic growth, which has been delayed in the wake of the events of September
11. While there is no way to predict when the current uncertainty will dissipate, we are confident that, when it does, undervalued stocks with bright future earnings prospects are likely to achieve higher prices.

November 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF INCOME DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2000 VALUE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES.

                                                             The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Small Cap Value Fund Class A shares, Class B shares, Class C shares and Class R shares and the Russell 2000 Value Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE CLASS A, CLASS B, CLASS C AND CLASS R SHARES OF DREYFUS PREMIER SMALL CAP VALUE FUND ON 4/1/98 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE RUSSELL 2000 VALUE INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A, CLASS B, CLASS C AND CLASS R SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE INDEX IS AN UNMANAGED INDEX WHICH MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000 COMPANIES WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE INDEX IS AN UNMANAGED INDEX OF SMALL-CAP STOCK MARKET PERFORMANCE AND IS COMPOSED OF THE 2,000 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BASED ON TOTAL MARKET CAPITALIZATION. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

6

Average Annual Total Returns AS OF 10/31/01


                                                                           Inception                                   From
                                                                             Date                 1 Year             Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                                           4/1/98                (2.43)%            (2.29)%
WITHOUT SALES CHARGE                                                        4/1/98                 3.55%             (0.67)%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                                     4/1/98                (1.15)%            (2.22)%
WITHOUT REDEMPTION                                                          4/1/98                 2.85%             (1.38)%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                                  4/1/98                 1.85%             (1.36)%
WITHOUT REDEMPTION                                                          4/1/98                 2.85%             (1.36)%

CLASS R SHARES                                                              4/1/98                 3.88%             (0.40)%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                                         3/1/00                (1.17)%              7.00%
WITHOUT SALES CHARGE                                                        3/1/00                 3.46%              10.01%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))   THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
        AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
        FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.

                                                             The Fund 7


STATEMENT OF INVESTMENTS

October 31, 2001



COMMON STOCKS--103.3%                                                                            Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER CYCLICAL--11.1%

AirTran Holdings                                                                                  5,300  (a)              20,034

Bally Total Fitness Holdings                                                                      2,100  (a)              38,766

Boyd Gaming                                                                                      13,400  (a)              57,620

CBRL Group                                                                                        3,300                   82,863

Christopher & Banks                                                                               1,400  (a)              46,130

Circuit City Stores - CarMax Group                                                                1,700  (a)              31,110

Claire's Stores                                                                                   3,100                   37,479

Cooper Tire & Rubber                                                                              2,700                   35,667

Deb Shops                                                                                         1,200                   28,776

Dillard's, Cl. A                                                                                  4,200                   54,390

Friedman's, Cl. A                                                                                 5,900                   42,480

Furniture Brands International                                                                    2,700  (a)              64,827

Isle of Capri Casinos                                                                             5,700  (a)              51,699

JAKKS Pacific                                                                                     5,000  (a)              94,250

Kenneth Cole Productions, Cl. A                                                                   2,500  (a)              29,250

Landry's Restaurants                                                                              3,400                   59,670

Nautica Enterprises                                                                               5,500  (a)              66,660

Payless ShoeSource                                                                                1,400  (a)              73,990

Phillips-Van Heusen                                                                               6,500                   55,510

Pier 1 Imports                                                                                    5,200                   57,252

Prime Hospitality                                                                                 5,000  (a)              45,900

Ruby Tuesday                                                                                      3,300                   56,892

School Specialty                                                                                  1,300  (a)              40,235

ShopKo Stores                                                                                     8,700  (a)              75,255

Sonic Automotive                                                                                  6,500  (a)             108,030

Stanley Furniture                                                                                 1,200  (a)              32,040

Toro                                                                                              2,100                   90,090

Tower Automotive                                                                                  9,900  (a)              60,588

                                                                                                                       1,537,453

CONSUMER STAPLES--3.9%

Aurora Foods                                                                                     12,700  (a)              55,245

Dean Foods                                                                                        1,100                   49,335

Del Monte Foods                                                                                   9,600  (a)              79,680

Dole Food                                                                                         5,000                  101,800

Libbey                                                                                            1,000                   31,400

Ralcorp Holdings                                                                                  3,100  (a)              60,450

Sensient Technologies                                                                             3,400                   55,284

8

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONSUMER STAPLES (CONTINUED)

Spartan Stores                                                                                    3,300  (a)              42,669

Tupperware                                                                                        3,000                   61,170

                                                                                                                         537,033

ENERGY--6.6%

AGL Resources                                                                                     3,300                   68,145

Comstock Resources                                                                                4,800  (a)              36,384

Energen                                                                                           2,900                   71,050

Global Power Equipment Group                                                                      4,100                   61,459

Key Energy Services                                                                               3,600  (a)              31,320

MDU Resources Group                                                                               2,100                   51,051

New Jersey Resources                                                                              2,200                   99,000

ONEOK                                                                                             5,000                   86,100

Pennzoil-Quaker State                                                                             5,000                   58,650

Peoples Energy                                                                                    1,900                   72,751

Superior Energy Services                                                                          3,900  (a)              30,810

Tesoro Petroleum                                                                                  5,800  (a)              76,676

Universal Compression Holdings                                                                    2,800  (a)              78,372

WGL Holdings                                                                                      3,400                   92,004

                                                                                                                         913,772

FINANCIAL SERVICES--1.7%

Allied Capital                                                                                    2,600                   58,552

Doral Financial                                                                                   1,900                   66,253

IndyMac Bancorp                                                                                   4,100  (a)             105,288

                                                                                                                         230,093

HEALTH CARE--5.1%

Albany Molecular Research                                                                         2,500  (a)              69,250

Alpharma, Cl. A                                                                                   1,300                   36,010

Cell Genesys                                                                                      2,800  (a)              50,120

Covance                                                                                           3,500  (a)              64,225

Coventry Health Care                                                                              3,700  (a)              79,328

Humana                                                                                            3,600  (a)              41,580

Mid Atlantic Medical Services                                                                     3,000  (a)              55,650

Pediatrix Medical Group                                                                           4,400  (a)             127,776

Perrigo                                                                                           2,500  (a)              36,975

STERIS                                                                                            4,000  (a)              89,600

Sola International                                                                                3,100  (a)              49,538

                                                                                                                         700,052

                                                                                                                      The Fund 9

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE--23.6%

Amli Residential Properties Trust                                                                 3,400                   79,322

Arden Realty                                                                                      1,600                   39,408

BRE Properties, CL. A                                                                             2,300                   66,700

BancorpSouth                                                                                      4,500                   68,850

BankAtlantic Bancorp, Cl. A                                                                       8,800                   71,280

Boykin Lodging                                                                                    4,100                   32,595

CVB Financial                                                                                     4,000                   88,960

Cabot Industrial Trust                                                                            3,300                   78,606

Camden Property Trust                                                                             2,400                   83,520

Capital Automotive REIT                                                                           3,100                   59,985

CenterPoint Properties                                                                              600                   27,900

Chittenden                                                                                        1,375                   34,018

City National                                                                                     1,100                   45,100

Colonial BancGroup                                                                                7,000                   88,200

Community Bank System                                                                             1,600                   43,440

Community Trust Bancorp                                                                           1,000                   22,000

Corporate Office Properties Trust                                                                 3,600                   39,780

Corus Bankshares                                                                                  1,300                   54,470

Cullen/Frost Bankers                                                                              2,600                   70,096

East West Bancorp                                                                                 3,200                   72,288

FelCor Lodging Trust                                                                              5,100                   70,839

First Essex Bancorp                                                                                 800                   21,040

First Industrial Realty Trust                                                                     2,300                   63,250

First Merchants                                                                                   3,990                   91,730

1st Source                                                                                        1,000                   20,890

Fulton Financial                                                                                  3,750                   82,200

Glenborough Realty Trust                                                                          4,100                   71,299

Gold Banc                                                                                         3,600                   26,892

Greater Bay Bancorp                                                                               1,700                   38,743

HRPT Properties Trust                                                                            10,000                   81,500

Health Care REIT                                                                                  2,200                   56,980

Highwoods Properties                                                                              3,600                   84,960

Home Properties of New York                                                                       1,300                   39,793

Hospitality Properties Trust                                                                      1,800                   44,658

Independent Bank                                                                                  2,400                   46,680

Innkeepers USA Trust                                                                              3,100                   21,483

Integra Bank                                                                                        900                   19,674

10

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

Irwin Financial                                                                                   1,300                   20,150

JDN Realty                                                                                        7,000                   74,340

Jefferies Group                                                                                   1,200                   39,804

Kilroy Realty                                                                                     1,800                   42,138

MB Financial                                                                                        600  (a)              15,420

PFF Bancorp                                                                                       3,000                   75,000

Post Properties                                                                                     800                   27,168

Provident Financial Group                                                                         2,000                   42,820

Raymond James Financial                                                                             700                   20,461

Realty Income                                                                                     1,400                   40,040

Reckson Associates Realty                                                                         3,900                   89,700

Regency Centers                                                                                   3,200                   79,200

Sandy Spring Bancorp                                                                                500                   20,205

Silicon Valley Bancshares                                                                         2,300  (a)              53,912

Sky Financial Group                                                                               2,000                   39,860

Southwest Bancorporation of Texas                                                                 2,300  (a)              65,987

Southwest Securities Group                                                                        2,400                   42,000

Sterling Bancorp NY                                                                                 800                   21,440

Summit Properties                                                                                 2,000                   45,300

Susquehanna Bancshares                                                                            2,900                   61,335

United Dominion Realty Trust                                                                      5,000                   71,450

Weingarten Realty Investors                                                                       2,000                  100,080

Westamerica Bancorporation                                                                        1,800                   65,772

Whitney Holding                                                                                   1,400                   54,964

                                                                                                                       3,257,675

INTERNET--.1%

SonicWALL                                                                                         1,200  (a)              17,040

INSURANCE--4.9%

Alfa                                                                                              3,000                   63,900

AmerUs Group                                                                                      2,200                   66,594

CNA Surety                                                                                        4,100                   57,195

First American                                                                                    4,000                   66,600

LandAmerica Financial Group                                                                       2,600                   68,094

Leucadia National                                                                                 1,800                   52,164

Presidential Life                                                                                 2,700                   47,007

StanCorp Financial Group                                                                          2,600                  115,440

Triad Guaranty                                                                                    1,500  (a)              49,425

                                                                                                     The Fund 11

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INSURANCE (CONTINUED)

W. R. Berkley                                                                                     1,800                   95,778

                                                                                                                         682,197

PRODUCER GOODS--21.4%

AGCO                                                                                              5,900                   68,204

Airgas                                                                                            2,800  (a)              37,660

Albemarle                                                                                         1,800                   35,892

Alexander & Baldwin                                                                               4,700                  104,669

Applied Industrial Technologies                                                                   2,900                   47,995

BE Aerospace                                                                                      4,200  (a)              34,104

Belden                                                                                            3,200                   64,032

CUNO                                                                                              2,000  (a)              51,880

Caraustar Industries                                                                              6,600                   51,480

Carpenter Technology                                                                              2,200                   47,850

Century Aluminum                                                                                  3,100                   30,225

Cleveland-Cliffs                                                                                  2,000                   32,600

Cytec Industries                                                                                  2,700  (a)              64,611

D.R. Horton                                                                                       2,000                   44,700

ESCO Technologies                                                                                 3,600  (a)              99,936

Ferro                                                                                             3,000                   66,000

H.B. Fuller                                                                                       1,500                   77,145

Harsco                                                                                            1,600                   51,120

Intermagnetics General                                                                            2,200  (a)              63,426

JLG Industries                                                                                    4,000                   39,600

KB HOME                                                                                           2,400                   70,920

Ladish                                                                                            2,700  (a)              23,463

Lennar                                                                                            1,800                   65,268

Lincoln Electric Holdings                                                                         3,100                   65,596

Louisiana-Pacific                                                                                 5,800                   41,760

M.D.C. Holdings                                                                                   2,000                   53,340

Manitowoc                                                                                         2,100                   57,750

Massey Energy                                                                                     2,400                   49,200

Minerals Technologies                                                                             2,500                  102,250

Moog, Cl. A                                                                                       2,100  (a)              45,654

National Service Industries                                                                       3,300                   58,542

Nortek                                                                                            2,100  (a)              42,315

OM Group                                                                                            900                   54,495

OMI                                                                                              13,500  (a)              54,540

12

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PRODUCER GOODS (CONTINUED)

Olin                                                                                              5,000                   74,900

Precision Castparts                                                                               1,400                   31,836

Quanex                                                                                            2,900                   75,255

RPM                                                                                               5,200                   63,180

Roadway                                                                                           2,200                   59,950

Rock-Tenn, Cl. A                                                                                  2,800                   36,260

Sauer-Danfoss                                                                                     7,200                   52,560

Scotts, Cl. A                                                                                     1,500  (a)              60,465

Shaw Group                                                                                        1,700  (a)              46,750

Snap-on                                                                                           2,800                   74,928

Technitrol                                                                                        1,400                   34,832

Thomas Industries                                                                                 2,700                   62,721

Timken                                                                                            3,600                   48,492

United Stationers                                                                                 1,900  (a)              53,295

Universal Forest Products                                                                         3,500                   59,465

Wolverine Tube                                                                                    4,400  (a)              55,220

Worthington Industries                                                                            2,500                   32,500

Yellow                                                                                            3,400  (a)              74,800

York International                                                                                1,800                   55,152

                                                                                                                       2,950,783

SERVICES--7.4%

ADVO                                                                                              1,100  (a)              39,677

American Greetings, Cl. A                                                                         3,600                   50,472

Arbitron                                                                                          2,500  (a)              67,500

Banta                                                                                             3,000                   87,150

CIBER                                                                                             9,900  (a)              66,330

Consolidated Graphics                                                                             1,700  (a)              27,880

G & K Services, Cl. A                                                                             1,900                   52,459

Hanover Compressor                                                                                2,200  (a)              60,676

Kendle International                                                                              1,900  (a)              37,639

Liberty                                                                                           1,400                   56,336

Modis Professional Services                                                                       9,300  (a)              48,732

Navigant International                                                                            4,500  (a)              42,255

Paxar                                                                                             4,800  (a)              53,040

Pharmaceutical Product Development                                                                1,600  (a)              42,672

Pittston Brink's Group                                                                            2,900                   55,825

Ryder System                                                                                      3,100                   57,970

                                                                                                     The Fund 13

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES (CONTINUED)

Tetra Tech                                                                                        1,600  (a)              41,408

Tier Technologies, Cl. B                                                                          5,400  (a)              86,400

Travelocity.com                                                                                   1,700  (a)              24,803

Wallace Computer Services                                                                         1,900                   29,450

                                                                                                                       1,028,674

TECHNOLOGY--10.9%

ADTRAN                                                                                            2,200  (a)              51,040

Andrew                                                                                            3,300  (a)              59,961

Anixter International                                                                             1,700  (a)              42,160

Covansys                                                                                          8,200  (a)              63,140

DuPont Photomasks                                                                                 1,300  (a)              46,852

Electronics for Imaging                                                                           3,400  (a)              66,912

Exar                                                                                              2,600  (a)              58,604

Federal Signal                                                                                    2,000                   40,520

Fisher Scientific International                                                                   2,200  (a)              65,780

Gerber Scientific                                                                                 6,200                   68,138

IKON Office Solutions                                                                             8,900                   86,241

Ixia                                                                                              4,200  (a)              42,210

JDA Software Group                                                                                3,700  (a)              58,090

Keithley Instruments                                                                              3,300                   55,044

MTS Systems                                                                                       4,500                   52,425

Mentor Graphics                                                                                   4,600  (a)              87,216

Merix                                                                                             1,600  (a)              27,008

Methode Electronics, Cl. A                                                                        7,400                   53,650

NetIQ                                                                                             2,000  (a)              56,300

Novell                                                                                            9,000  (a)              31,860

Park Electrochemical                                                                              2,200                   49,170

Roxio                                                                                             2,400  (a)              30,792

Storage Technology                                                                                4,600  (a)              86,342

Systems & Computer Technology                                                                     3,700  (a)              45,325

Take-Two Interactive Software                                                                     6,700  (a)              93,331

TriQuint Semiconductor                                                                            2,400  (a)              42,432

Websense                                                                                          1,700  (a)              41,310

                                                                                                                       1,501,853

THRIFT INSTITUTIONS--3.1%

Astoria Financial                                                                                   700                   36,463

Downey Financial                                                                                  2,300                   80,822

14

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

THRIFT INSTITUTIONS (CONTINUED)

Harbor Florida Bancshares                                                                         4,300                   72,025

MAF Bancorp                                                                                       2,200                   61,600

Staten Island Bancorp                                                                             2,100                   60,774

Washington Federal                                                                                2,500                   56,625

Webster Financial                                                                                 1,800                   54,630

                                                                                                                         422,939

UTILITIES--3.5%

CH Energy Group                                                                                   1,800                   71,946

Cleco                                                                                             5,000                  100,550

El Paso Electric                                                                                  3,600  (a)              48,960

Great Plains Energy                                                                               3,500                   83,510

Montana Power                                                                                     5,500  (a)              32,780

Public Service Company of New Mexico                                                              4,100                  100,450

Western Resources                                                                                 2,800                   45,864

                                                                                                                         484,060
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $14,180,352)                                                             103.3%               14,263,624

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (3.3%)                (450,907)

NET ASSETS                                                                                       100.0%               13,812,717

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                   The Fund 15

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  14,180,352  14,263,624

Receivable for investment securities sold                               468,623

Receivable for shares of Capital Stock subscribed                       211,932

Dividends receivable                                                     15,722

                                                                     14,959,901
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                    23,336

Bank Loan payable--Note 4                                               900,000

Payable for shares of Capital Stock redeemed                            115,103

Payable for investment securities purchased                              83,928

Interest payable--Note 4                                                    128

Cash overdraft due to Custodian                                          24,689

                                                                      1,147,184
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       13,812,717
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      13,682,607

Accumulated undistributed investment income--net                         54,639

Accumulated net realized gain (loss) on investments                     (7,801)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 3                                                 83,272
--------------------------------------------------------------------------------

NET ASSETS ($)                                                       13,812,717


NET ASSET VALUE PER SHARE

                                        Class A              Class B              Class C           Class R           Class T
------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                        4,573,919            6,590,519            2,011,892           588,879            47,508

Shares Outstanding                      377,556              554,192              169,126            48,393          3,927.52
------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          12.11                11.89                11.90             12.17             12.10

SEE NOTES TO FINANCIAL STATEMENTS.

16

STATEMENT OF OPERATIONS

Year Ended October 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                         280,677

Interest                                                                22,068

TOTAL INCOME                                                           302,745

EXPENSES:

Management fee--Note 2(a)                                              163,054

Distribution and service plan fees--Note 2(b)                           73,455

Interest expense--Note 4                                                 1,877

Loan commitment fees--Note 4                                                87

TOTAL EXPENSES                                                         238,473

INVESTMENT INCOME--NET                                                  64,272
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                                693,912

Net unrealized appreciation (depreciation) on investments            (494,576)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                 199,336

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                   263,608

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                  The Fund 17

STATEMENT OF CHANGES IN NET ASSETS

                                                      Year Ended October 31,
                                               ---------------------------------
                                                     2001              2000(a)
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                             64,272               26,590

Net realized gain (loss) on investments           693,912             (376,388)

Net unrealized appreciation (depreciation)
   on investments                                (494,576)           1,050,907

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                      263,608              701,109
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                   (31,675)                   --

Class R shares                                    (4,546)                   --

Class T shares                                        (2)                   --

TOTAL DIVIDENDS                                  (36,223)                   --
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                  9,138,063           1,006,866

Class B shares                                  6,864,725             895,564

Class C shares                                  2,201,405             496,085

Class R shares                                    380,677              64,987

Class T shares                                     56,584               1,000

Dividends reinvested:

Class A shares                                     30,573                 --

Class R shares                                      4,161                 --

Class T shares                                          2                 --

Cost of shares redeemed:

Class A shares                                (9,490,992)          (1,458,573)

Class B shares                                (1,650,226)            (368,656)

Class C shares                                (1,192,920)            (228,978)

Class R shares                                  (446,033)              (3,000)

Class T shares                                    (7,817)                 --

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             5,888,202               405,295

TOTAL INCREASE (DECREASE) IN NET ASSETS        6,115,587             1,106,404
--------------------------------------------------------------------------------

NET ASSETS ($)

Beginning of Period                             7,697,130            6,590,726

END OF PERIOD                                  13,812,717            7,697,130

Undistributed investment income--net               54,639               26,590

18
                                                     Year Ended October 31,
                                               ---------------------------------
                                                     2001              2000(a)
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (B)

Shares sold                                       742,940              93,549

Shares issued for dividends reinvested              2,611                 --

Shares redeemed                                 (741,854)            (136,508)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       3,697             (42,959)
--------------------------------------------------------------------------------

CLASS B (B)

Shares sold                                       546,789               83,464

Shares redeemed                                 (135,994)              (33,988)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     410,795               49,476
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       176,202               46,104

Shares redeemed                                  (94,756)              (20,975)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      81,446               25,129
--------------------------------------------------------------------------------

CLASS R

Shares sold                                        28,479                5,936

Shares issued for dividends reinvested                355                  --

Shares redeemed                                  (33,922)                (260)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (5,088)                5,676
--------------------------------------------------------------------------------

CLASS T

Shares sold                                         4,391                   97

Shares redeemed                                     (560)                   --

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       3,831                   97

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000 FOR CLASS T SHARES.

(B) DURING THE PERIOD ENDED OCTOBER 31, 2001, 323 CLASS B SHARES REPRESENTING $4,219 WERE AUTOMATICALLY CONVERTED TO 318 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2000, 242 CLASS B SHARES REPRESENTING $2,490 WERE AUTOMATICALLY CONVERTED TO 240 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 19

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                       Year Ended October 31,
                                                                     ----------------------------------------------------------
CLASS A SHARES                                                       2001             2000        1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                11.75            10.63       10.45            12.50

Investment Operations:

Investment income--net                                                .10(b)           .06(b)      .01(b)           .03

Net realized and unrealized gain (loss)
   on investments                                                     .32             1.06         .20            (2.08)

Total from Investment Operations                                      .42             1.12         .21            (2.05)

Distributions:

Dividends from investment income--net                                (.06)             --         (.03)              --

Net asset value, end of period                                      12.11            11.75       10.63            10.45
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                 3.55            10.54        2.01           (16.40)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                             1.50             1.50        1.50              .88(d)

Ratio of interest expense,
   loan commitment fees
   to average net assets                                              .01               --           --               --

Ratio of net investment income
   to average net assets                                              .82              .59         .12              .24(d)

Portfolio Turnover Rate                                            112.09           101.02       53.87            19.72(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                               4,574            4,392       4,432            3,169

(A) FROM APRIL 1, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

20
                                                                                        Year Ended October 31,
                                                                     -----------------------------------------------------------
CLASS B SHARES                                                       2001             2000            1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                11.56            10.54           10.41            12.50

Investment Operations:

Investment income (loss)--net                                         .00(b,c)        (.02)(b)        (.07)(b)         (.02)

Net realized and unrealized gain (loss)
   on investments                                                     .33             1.04             .20            (2.07)

Total from Investment Operations                                      .33             1.02             .13            (2.09)

Net asset value, end of period                                      11.89            11.56           10.54            10.41
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (D)                                                 2.85             9.68            1.25           (16.72)(e)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                             2.25             2.25            2.25             1.32(e)

Ratio of interest expense,
   loan commitment fees
   to average net assets                                              .02              --             --               --

Ratio of net investment income (loss)
   to average net assets                                              .03             (.15)           (.63)            (.20)(e)

Portfolio Turnover Rate                                            112.09           101.02           53.87            19.72(e)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                               6,591           1,658             990              639

(A) FROM APRIL 1, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 21


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                        Year Ended October 31,
                                                                     ----------------------------------------------------------
CLASS C SHARES                                                       2001             2000            1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                11.57             10.55          10.41            12.50

Investment Operations:

Investment income (loss)--net                                         .01(b)           (.02)(b)       (.07)(b)         (.02)

Net realized and unrealized gain (loss)
   on investments                                                     .32              1.04            .21            (2.07)

Total from Investment Operations                                      .33              1.02            .14            (2.09)

Net asset value, end of period                                      11.90             11.57          10.55            10.41
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                 2.85              9.67           1.34           (16.72)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                             2.25              2.25           2.25             1.32(d)

Ratio of interest expense,
   loan commitment fees
   to average net assets                                              .02                --            --               --

Ratio of net investment income (loss)
   to average net assets                                              .05              (.17)          (.63)            (.19)(d)

Portfolio Turnover Rate                                            112.09            101.02          53.87            19.72(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                               2,012             1,014            660              621

(A) FROM APRIL 1, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

22

                                                                                         Year Ended October 31,
                                                                      ---------------------------------------------------------
CLASS R SHARES                                                       2001             2000             1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                11.80            10.65            10.47            12.50

Investment Operations:

Investment income--net                                                .14(b)           .09(b)           .04(b)           .04

Net realized and unrealized gain (loss)
   on investments                                                     .32             1.06              .20            (2.07)

Total from Investment Operations                                      .46             1.15              .24            (2.03)

Distributions:

Dividends from investment income--net                                (.09)             --              (.06)              --

Net asset value, end of period                                      12.17            11.80            10.65            10.47
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                     3.88            10.80             2.26           (16.24)(c)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                             1.25             1.25             1.25              .73(c)

Ratio of interest expense,
   loan commitment fees
   to average net assets                                              .01              --                --               --

Ratio of net investment income
   to average net assets                                             1.07              .84              .36              .38(c)

Portfolio Turnover Rate                                            112.09           101.02            53.87            19.72(c)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                 589              631              509              420

(A) FROM APRIL 1, 1998 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                  The Fund 23


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                       Year Ended October 31,
                                                       -------------------------
CLASS T SHARES                                           2001           2000(a)
------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                   11.72          10.34

Investment Operations:

Investment income--net                                   .06(b)         .02(b)

Net realized and unrealized gain (loss)
   on investments                                        .35           1.36

Total from Investment Operations                         .41           1.38

Distributions:

Dividends from investment income--net                   (.03)           --

Net asset value, end of period                         12.10          11.72
--------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                     3.46          13.35(d)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                1.75           1.17(d)

Ratio of interest expense,
   loan commitment fees
   to average net assets                                 .02              --

Ratio of net investment income
   to average net assets                                 .52            .21(d)

Portfolio Turnover Rate                               112.09         101.02
--------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                     48             1

(A) FROM MARCH 1, 2000 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 2000.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

24

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Small Cap Value Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act") as an open-end management investment company and operates as a series company currently offering seventeen series, including the fund. The fund's investment objective is to provide investors with total investment returns that consistently outperform the Russell 2000 Value Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 100 million shares of $.001 par value Capital Stock in each of the following classes: Class A, Class B, Class C and Class R and 200 million shares of $.001 par value Capital Stock of Class T shares. Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

                                                                   The Fund 25

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As  of  October 31, 2001, MBC Investment Corp., an indirect subsidiary of Mellon
Financial    Corporation,    held    the    following    shares:

                Class A    70,401        Class R      10,380

                Class C     9,237

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code

26

of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.25% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund, except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board
                                                                  The Fund 27

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

receives an additional 25% of such compensation (with the exception of reimbursable amounts) . In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

(b) Distribution and service plan: Under separate Distribution Plans (the " Plans" ) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of their average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class B, Class C and Class T shares pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan"), under which Class B, Class C and Class T shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares, respectively. During the period ended October 31, 2001, Class A, Class B, Class C and Class T shares were charged $16,734, $30,854, $11,631 and $37, respectively, pursuant to their respective Plans, and Class B, Class C and Class T shares were charged $10,285, $3,877 and $37, respectively, pursuant to the Service Plan.

28

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2001, amounted to $20,508,553 and $14,068,355, respectively.

At October 31, 2001, accumulated net unrealized appreciation on investments was $83,272, consisting of $1,225,028 gross unrealized appreciation and $1,141,756 gross unrealized depreciation.

At October 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding during the period ended October 31, 2001 was approximately $44,700, with a related weighted average annualized interest rate of 4.20%.

                                                                   The Fund 29

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Small Cap Value Fund (the "Fund") of The Dreyfus/Laurel Funds, Inc. including the statement of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Small Cap Value Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

                                                       /s/ KPMG LLP

New York, New York
December 10, 2001

30

IMPORTANT TAX INFORMATION (Unaudited)

The fund also designates 100% of the ordinary dividends paid during the fiscal year ended October 31, 2001 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2002 of the percentage applicable to the preparation of their 2001 income tax returns.

                                                             The Fund 31

NOTES

                        For More Information

                        Dreyfus Premier Small Cap Value Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166


To obtain information:

BY TELEPHONE
Call your financial representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  148AR1001


Dreyfus Premier
Small Company
Stock Fund

ANNUAL REPORT
October 31, 2001





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            14   Statement of Assets and Liabilities

                            15   Statement of Operations

                            16   Statement of Changes in Net Assets

                            19   Financial Highlights

                            24   Notes to Financial Statements

                            30   Independent Auditors' Report

                            31   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                       Small Company Stock Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Small Company Stock Fund covers the period from November 1, 2000 through October 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Anthony Galise.

It is impossible to discuss the economic and market events of the reporting period without addressing the devastating terrorist attacks of September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before September 11, a slowing economy and a return to more normal valuations had taken their toll on stocks that had previously risen too high, too fast. After the attacks, the investment environment became even more volatile. Recent events may have prolonged existing economic weakness, but we believe that the U.S. may begin to see economic recovery in the months ahead. In the meantime, there is little doubt that the investment environment will
continue    to    be    challenging.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to
refine    your    investment    strategies.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2001

2

DISCUSSION OF FUND PERFORMANCE

Anthony Galise, Portfolio Manager

How did Dreyfus Premier Small Company Stock Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2001, the fund's Class A, B, C, R and T shares provided total returns of -13.05% , -13.70%, -13.64%, -12.81% and -13.28% , respectively.(1) In contrast, the Russell 2500 Index, the fund's benchmark, produced a total return of -12.16% for the same period.(2)

Stocks performed poorly during the reporting period, primarily because of a weakening U.S. economy, lower corporate profits and the September 11 terrorist attacks. The fund's performance tracked closely the performance of its benchmark due to successful investments in health care and other traditionally defensive areas.

What is the fund's investment approach?

The fund invests primarily in a broadly diversified portfolio of small- and midcap companies that can include growth and value stocks. The stocks are chosen through a disciplined process that combines computer modeling techniques,
fundamental    analysis    and    risk    management.

The computer model identifies and ranks stocks within an industry or sector based on three broad concepts. The first is relative value, or how a stock is priced relative to its intrinsic worth. The second is relative growth, or how a company' s profit growth compares to other companies in its industry. The third is relative financial strength, which examines attributes such as the debt level of a company.

Using the insights our analysts gain from their fundamental analysis, we select what we believe are the most attractive of the top-ranked securities in the model. Finally, we use portfolio construction techniques to neutralize sector and industry risks. For example, if the Russell 2500 Index has a 10% weighting in a particular sector, about 10% of the fund's assets will also normally be invested in that sector.

                                                             The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The economic slowdown and disappointing corporate earnings adversely affected the fund' s and the market' s performance. However, the fund's returns were competitive when compared to its benchmark because of the fund's emphasis on value investing for most of the reporting period. In general, value-oriented companies with modest but steady earnings growth declined less than growth-oriented companies.

The fund received particularly good results from its investments in the health care group, which is generally insulated from the economy's ups and downs. AmerisourceBergen, a pharmaceutical distribution company, and Genzyme, a drug company specializing in genetic disorders, were among the fund's top performing stocks during the reporting period. However, we shied away from pure biotechnology companies because of their lack of current earnings, a decision that was beneficial to performance.

Although technology is normally considered a growth sector, the fund found some attractive values within certain niches. For example, our disciplined security selection strategy identified opportunities in SonicWALL, which specializes in Internet security, and Affiliated Computer Services, which offers technology consulting to a broad range of corporate and government clients. Both contributed positively to the fund's performance during the reporting period.

While the fund primarily invests in stocks based on their individual merits, broader economic trends are also taken into account. Reflecting the forecasted slowdown in new car sales, for example, the fund recently purchased shares in Pep Boys -- Manny, Moe & Jack, which specializes in auto parts and service. The company recently reported strong profits, boosting its stock price. Another recent addition to the portfolio was Clayton Homes, a vertically integrated producer of low- to medium-priced manufactured homes. We believe that the industry is at the beginning of a rebound from a three-year downturn.

4

On the other hand, the fund's results were adversely affected by its relatively light exposure to real estate investment trusts, an area that performed well during the reporting period. In addition, the fund was hurt by weakness in energy and utility companies, which saw customer demand and oil prices decline as the economy slowed. A number of technology companies, primarily in the software area, also performed poorly.

What is the fund's current strategy?

Because of ongoing economic uncertainty, we currently plan to continue our emphasis on value-oriented companies that have demonstrated an ability to grow their earnings consistently over time. Our analysts continue to scrutinize earnings reports of the fund' s holdings. We believe that this is especially important after a number of high-profile companies have recently been required
by    auditors    to    restate    their    earnings.

While we have positioned the fund to weather potential volatility over the near term, we remain mindful of longer term opportunities in small- and midsize companies that may materialize when the economy begins to recover.

November 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

(2) SOURCE: THE FRANK RUSSELL COMPANY -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE RUSSELL 2500 INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF SMALL- TO MIDCAP STOCK PERFORMANCE AND IS COMPOSED OF THE 2,500 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BY MARKET CAPITALIZATION.

                                                             The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Small Company Stock Fund Class A shares and Class R shares and the Russell 2500 Index

((+))  SOURCE: THE FRANK RUSSELL COMPANY

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. PART OF THE FUND'S RECENT PERFORMANCE IS ATTRIBUTABLE TO ITS INITIAL PUBLIC OFFERING (IPO) INVESTMENTS. THERE CAN BE NO GUARANTEE THAT IPOS WILL HAVE OR CONTINUE TO HAVE A POSITIVE EFFECT ON THE FUND'S PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE CLASS A SHARES AND CLASS R SHARES OF DREYFUS PREMIER SMALL COMPANY STOCK FUND ON 9/2/94 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE RUSSELL 2500 INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 8/31/94 IS USED AS THE BEGINNING VALUE ON 9/2/94. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B, CLASS C AND CLASS T SHARES WILL VARY FROM THE PERFORMANCE OF BOTH CLASS A AND CLASS R SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF SMALL- TO MID-CAP STOCK MARKET PERFORMANCE AND IS COMPOSED OF THE 2,500 SMALLEST COMPANIES IN THE RUSSELL 3000 INDEX. THE RUSSELL 3000 INDEX IS COMPOSED OF THE 3,000 LARGEST U.S. COMPANIES BY MARKET CAPITALIZATION. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. 6



Average Annual Total Returns AS OF 10/31/01

                                                                Inception                                                From

                                                                     Date             1 Year              5 Years         Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                                   9/2/94           (18.06)%               3.70%     9.18%
WITHOUT SALES CHARGE                                                9/2/94           (13.05)%               4.93%    10.09%

CLASS B SHARES
WITH APPLICABLE REDEMPTIONCHARGE ((+))                            12/19/94           (17.11)%               3.78%    10.63%((+)(+))
WITHOUT REDEMPTION                                                12/19/94           (13.70)%               4.12%     10.63%((+)(+))

CLASS C SHARES
WITH APPLICABLE REDEMPTIONCHARGE ((+)(+)(+))                      12/19/94           (14.49)%               4.15%     10.55%
WITHOUT REDEMPTION                                                12/19/94           (13.64)%               4.15%     10.55%

CLASS R SHARES                                                      9/2/94           (12.81)%                5.18%    10.34%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                                8/16/99            (17.16)%                 --    (0.26)%

WITHOUT SALES CHARGE                                               8/16/99            (13.28)%                 --      1.84%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))  ASSUMES THE CONVERSION OF CLASS B SHARES TO CLASS A SHARES AT THE END
OF THE SIXTH YEAR FOLLOWING THE DATE OF PURCHASE.

((+)(+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS
1% FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.



                                                             The Fund 7


STATEMENT OF INVESTMENTS

October 31, 2001


COMMON STOCKS--97.8%                                                                              Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

BEVERAGES & TOBACCO--1.5%

Constellation Brands, Cl. A                                                                      44,820  (a)           1,839,413

R.J. Reynolds Tobacco Holdings                                                                   42,600                2,387,304

                                                                                                                       4,226,717

CONSUMER CYCLICAL--8.1%

BJ's Wholesale Club                                                                              53,930  (a)           2,738,026

Brinker International                                                                            45,100  (a)           1,145,540

CDW Computer Centers                                                                             32,100  (a)           1,478,205

Chico's FAS                                                                                      64,550  (a)           1,678,300

Darden Restaurants                                                                               49,220                1,576,024

Ethan Allen Interiors                                                                            60,450                1,935,005

Family Dollar Stores                                                                             52,700                1,520,922

International Game Technology                                                                    49,400  (a)           2,521,870

Liz Claiborne                                                                                    37,400                1,701,700

Michaels Stores                                                                                  38,200  (a)           1,962,334

Office Depot                                                                                    214,000  (a)           2,910,400

Pep Boys-Manny, Moe & Jack                                                                      131,900                1,549,825

Starwood Hotels & Resorts Worldwide                                                              49,200                1,084,368

                                                                                                                      23,802,519

CONSUMER STAPLES--3.0%

McCormick & Co.                                                                                  39,700                1,737,272

Pepsi Bottling Group                                                                             42,010                1,952,625

SUPERVALU                                                                                       131,475                2,805,676

Suiza Foods                                                                                      37,547  (a)           2,214,147

                                                                                                                       8,709,720

ENERGY--8.6%

BJ Services                                                                                     116,100  (a)           2,970,999

CMS Energy                                                                                       70,200                1,510,002

Equitable Resources                                                                              56,000                1,842,960

Helmerich & Payne                                                                                59,700                1,810,701

Kinder Morgan                                                                                    29,110                1,444,729

Murphy Oil                                                                                       27,100                2,154,450

Newfield Exploration                                                                             51,750  (a)           1,801,417

NiSource                                                                                         82,800                1,966,500

Noble Affiliates                                                                                 39,300                1,452,921

Noble Drilling                                                                                   67,500  (a)           2,062,125

Ocean Energy                                                                                     66,700                1,217,275

Precision Drilling                                                                               45,100  (a)           1,144,638

8

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ENERGY (CONTINUED)

Smith International                                                                              41,370  (a)           1,956,801

Ultramar Diamond Shamrock                                                                        39,490                1,976,475

                                                                                                                      25,311,993

HEALTH CARE--14.6%

AmerisourceBergen                                                                                69,760                4,433,946

Andrx Group                                                                                      24,800  (a)           1,610,264

Beckman Coulter                                                                                  52,200                2,216,934

Biovail                                                                                          37,800  (a)           1,786,428

Caremark Rx                                                                                     104,500  (a)           1,400,300

Edwards Lifesciences                                                                             88,700  (a)           2,252,980

Enzon                                                                                            27,500  (a)           1,700,875

Genzyme                                                                                          71,840  (a)           3,875,768

Health Management Associates, Cl. A                                                             132,000  (a)           2,572,680

IDEC Pharmaceuticals                                                                             55,100  (a)           3,304,898

IDEXX Laboratories                                                                               68,140  (a)           1,717,128

IVAX                                                                                            130,850  (a)           2,688,968

Laboratory Corporation of America Holdings                                                       30,200  (a)           2,603,240

Lincare Holdings                                                                                121,080  (a)           3,111,756

Orthodontic Centers of America                                                                   93,940  (a)           2,370,106

St. Jude Medical                                                                                 27,400  (a)           1,945,400

Waters                                                                                           91,420  (a)           3,244,496

                                                                                                                      42,836,167

INTEREST SENSITIVE--18.8%

A.G. Edwards                                                                                     39,460                1,560,248

Allied Capital                                                                                   78,100                1,758,812

Ambac Financial Group                                                                            45,440                2,181,120

Arthur J. Gallagher & Co.                                                                        78,980                2,885,929

Banknorth Group                                                                                 111,370                2,442,344

Charter One Financial                                                                            98,991                2,697,505

City National                                                                                    62,700                2,570,700

Crescent Real Estate Equities                                                                    88,100                1,551,441

Dime Bancorp                                                                                     62,800                2,127,664

Equity Residential Properties Trust                                                              67,100                1,741,245

First Tennessee National                                                                         62,500                2,159,375

Golden State Bancorp                                                                             62,700                1,590,072

GreenPoint Financial                                                                             65,070                2,085,494

                                                             The Fund 9

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

INTEREST SENSITIVE (CONTINUED)

H&R Block                                                                                        85,100                2,900,208

Investment Technology Group                                                                      27,527  (a)           1,773,014

M&T Bank                                                                                         40,260                2,637,030

Mack-Cali Realty                                                                                 42,000                1,302,000

Marshall & Ilsley                                                                                47,300                2,773,672

North Fork Bancorporation                                                                        73,700                2,056,230

Old Republic International                                                                       93,700                2,377,169

Principal Financial Group                                                                        52,200  (a)           1,174,500

Radian Group                                                                                     92,788                3,142,730

TCF Financial                                                                                    73,100                3,070,200

Waddell & Reed Financial, Cl. A                                                                  58,995                1,503,782

Washington Federal                                                                               51,000                1,155,150

Wilmington Trust                                                                                 32,200                1,828,960

                                                                                                                      55,046,594

INTERNET--.4%

SonicWALL                                                                                        74,760  (a)           1,061,592

PRODUCER GOODS & SERVICES--10.8%

American Standard                                                                                45,080  (a)           2,610,132

Arch Coal                                                                                        55,200                1,217,160

Bowater                                                                                          33,800                1,511,536

CNF                                                                                              56,330                1,244,330

CSX                                                                                              63,800                2,150,060

Clayton Homes                                                                                   124,500                1,743,000

Cytec Industries                                                                                 56,190  (a)           1,344,627

Engelhard                                                                                        68,300                1,788,094

GATX                                                                                             36,600                  968,070

Genuine Parts                                                                                    73,300                2,382,250

ITT Industries                                                                                   41,400                1,990,926

Jacobs Engineering Group                                                                         44,800  (a)           2,936,192

Lubrizol                                                                                         50,800                1,429,512

Lyondell Chemical                                                                               131,000                1,743,610

Plum Creek Timber                                                                                66,100                1,826,343

Sigma-Aldrich                                                                                    39,300                1,474,536

Teekay Shipping                                                                                  30,400                  840,256

Terex                                                                                            71,500  (a)           1,159,015

Tidewater                                                                                        42,000                1,269,240

                                                                                                                      31,628,889

10

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SERVICES--10.3%

Affiliated Computer Services, Cl. A                                                              33,500  (a)           2,949,675

CSG Systems International                                                                        39,100  (a)           1,222,266

Catalina Marketing                                                                               27,900  (a)             771,435

Charter Communications, Cl. A                                                                    65,000  (a)             919,100

Convergys                                                                                        37,160  (a)           1,044,196

DST Systems                                                                                      55,080  (a)           2,255,526

E.W. Scripps, Cl. A                                                                              17,200                1,060,724

Hispanic Broadcasting                                                                            65,600  (a)           1,099,456

Jack Henry & Associates                                                                          65,100                1,605,366

KPMG Consulting                                                                                  70,800                  872,256

Knight-Ridder                                                                                    26,700                1,501,875

R. R. Donnelley & Sons                                                                           63,300                1,614,150

Republic Services                                                                               119,300  (a)           1,954,134

Robert Half International                                                                        89,040  (a)           1,836,895

Ryder System                                                                                     80,500                1,505,350

SunGard Data Systems                                                                            121,460  (a)           3,060,792

Telephone and Data Systems                                                                       20,800                1,828,320

Viad                                                                                             61,000                1,189,500

Westwood One                                                                                     83,860  (a)           1,995,029

                                                                                                                      30,286,045

TECHNOLOGY--16.4%

Advanced Fibre Communications                                                                    43,700  (a)             814,131

Autodesk                                                                                         51,100                1,697,542

Avnet                                                                                           107,300                2,213,599

Cadence Design Systems                                                                          113,200  (a)           2,393,048

Citrix Systems                                                                                   38,600  (a)             903,240

Diebold                                                                                          54,400                1,974,720

Electronic Arts                                                                                  53,600  (a)           2,758,256

Electronics For Imaging                                                                          41,900  (a)             824,592

Harris                                                                                           23,900                  819,292

Intergrated Device Technology                                                                    37,700  (a)           1,049,945

L-3 Communications Holdings                                                                      27,100  (a)           2,354,177

Macrovision                                                                                      50,500  (a)           1,242,805

Microchip Technology                                                                             77,750  (a)           2,427,355

NVIDIA                                                                                           80,100  (a)           3,433,086

Network Associates                                                                               64,500  (a)           1,238,400

Polycom                                                                                          76,500  (a)           2,293,470

                                                                                                     The Fund 11

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

TECHNOLOGY (CONTINUED)

RF Micro Devices                                                                                 58,000  (a)           1,185,520

RSA Security                                                                                    170,150  (a)           2,048,606

Reynolds & Reynolds, Cl. A                                                                       38,900                  923,875

SCI Systems                                                                                      42,500  (a)             863,175

SPX                                                                                              23,200  (a)           2,310,720

Semtech                                                                                          52,660  (a)           1,987,915

Sybase                                                                                          129,400  (a)           1,759,840

Symantec                                                                                         30,400  (a)           1,671,696

Symbol Technologies                                                                              55,400                  711,890

Synopsys                                                                                         23,300  (a)           1,095,100

Tech Data                                                                                        36,900  (a)           1,575,261

Tollgrade Communications                                                                         40,800  (a)           1,039,992

TriQuint Semiconductor                                                                           53,840  (a)             951,891

Vignette                                                                                        334,990  (a)           1,567,753

                                                                                                                      48,130,892

UTILITIES--5.3%

Allegheny Energy                                                                                 77,300                2,825,315

Ameren                                                                                           65,000                2,606,500

Broadwing                                                                                        93,850  (a)             869,051

Calpine                                                                                         127,260  (a)           3,149,685

Energy East                                                                                      86,000                1,618,520

Montana Power                                                                                   255,700  (a)           1,523,972

TECO Energy                                                                                     114,000                2,935,500

                                                                                                                      15,528,543

TOTAL COMMON STOCKS

   (cost $250,186,255)                                                                                               286,569,671

12
                                                                                               Principal
SHORT-TERM INVESTMENTS--.3%                                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT;

Goldman Sachs & Co., Tri-Party Repurchase Agreement,

  2.56%, dated 10/31/2001, due 11/01/2001

  in the amount of $800,057 (fully collateralized by

  $822,000 U.S. Treasury Bills, 3.29%, 2/21/2002,

   value $816,846)
   (cost $800,000)                                                                              800,000                  800,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $250,986,255)                                                             98.1%              287,369,671

CASH AND RECEIVABLES (NET)                                                                         1.9%                5,553,166

NET ASSETS                                                                                       100.0%              292,922,837

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.


                                                             The Fund 13

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement
   of Investments--Note 1(c)                           250,986,255   287,369,671

Cash                                                                   1,428,079

Receivable for investment securities sold                              4,929,712

Dividends and interest receivable                                        187,902

Receivable for shares of Capital Stock subscribed                         45,953

                                                                     293,961,317
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   342,465

Payable for investment securities purchased                             644,556

Payable for shares of Capital Stock redeemed                             51,459

                                                                      1,038,480
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      292,922,837
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     250,909,895

Accumulated net realized gain (loss) on investments                   5,629,526

Accumulated net unrealized appreciation (depreciation)
   on investments--Note 3                                            36,383,416
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      292,922,837



NET ASSET VALUE PER SHARE

                                        Class A           Class B             Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                       15,737,467         20,985,653           3,256,806          252,873,624               69,287

Shares Outstanding                      911,728          1,281,717             198,763           14,456,979                4,035
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE
   PER SHARE ($)                          17.26             16.37               16.39                17.49                17.17

SEE NOTES TO FINANCIAL STATEMENTS.

14

STATEMENT OF OPERATIONS

Year Ended October 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                       3,621,198

Interest                                                               382,135

TOTAL INCOME                                                         4,003,333

EXPENSES:

Management fee--Note 2(a)                                            4,526,384

Distribution and service fees-Note 2(b)                                313,549

Interest expense--Note 4                                                 5,590

Loan commitment fees--Note 4                                             4,073

TOTAL EXPENSES                                                       4,849,596

INVESTMENT (LOSS)                                                     (846,263)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                              7,011,011

Net unrealized appreciation (depreciation) on investments          (55,757,886)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (48,746,875)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (49,593,138)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                               ---------------------------------

                                                     2001                2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                                (846,263)          (1,459,597)

Net realized gain (loss) on investments         7,011,011           21,482,069

Net unrealized appreciation (depreciation)
   on investments                             (55,757,886)          53,986,459

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (49,593,138)          74,008,931
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Net realized gain on investments:

Class A shares                                  (210,523)                   --

Class B shares                                  (329,681)                   --

Class C shares                                   (54,665)                   --

Class R shares                                (5,050,341)                   --

Class T shares                                      (316)                   --

TOTAL DIVIDENDS                               (5,645,526)                   --
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 40,489,866            38,991,112

Class B shares                                  3,852,209             4,726,701

Class C shares                                    733,778             1,020,623

Class R shares                                 37,104,435            99,351,267

Class T shares                                     70,048                 7,240

16
                                                     Year Ended October 31,
                                               ---------------------------------

                                                     2001                 2000
================================================================================

CAPITAL STOCK TRANSACTIONS (CONTINUED) ($):

Dividends reinvested:

Class A shares                                    193,321                --

Class B shares                                    288,085                --

Class C shares                                     33,523                --

Class R shares                                  3,875,906                --

Class T shares                                        306                --

Cost of shares redeemed:

Class A shares                                (39,763,055)         (41,099,899)

Class B shares                                 (4,179,590)          (8,461,616)

Class C shares                                   (970,188)          (1,606,075)

Class R shares                               (138,370,611)         (79,651,662)

Class T shares                                         --               (1,082)

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                 (96,641,967)          13,276,609

TOTAL INCREASE (DECREASE) IN NET ASSETS      (151,880,631)          87,285,540
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           444,803,468          357,517,928

END OF PERIOD                                 292,922,837          444,803,468

                                                             The Fund 17

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended October 31,
                                               ---------------------------------

                                                     2001                2000
================================================================================

CAPITAL SHARE TRANSACTIONS:

CLASS A (A

Shares sold                                     2,256,768            2,055,425

Shares issued for dividends reinvested              9,540                  --

Shares redeemed                                (2,204,858)          (2,145,979)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      61,450             (90,554)
--------------------------------------------------------------------------------

CLASS B (A)

Shares sold                                       212,685             257,844

Shares issued for dividends reinvested             14,884                  --

Shares redeemed                                  (234,494)           (458,292)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      (6,925)           (200,448)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                        40,334              56,080

Shares issued for dividends reinvested              1,731                  --

Shares redeemed                                   (54,606)            (87,778)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (12,541)            (31,698)
--------------------------------------------------------------------------------

CLASS R

Shares sold                                     1,929,877           5,067,310

Shares issued for dividends reinvested            189,010                  --

Shares redeemed                                (7,298,163)         (4,113,804)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (5,179,276)            953,506
--------------------------------------------------------------------------------

CLASS T

Shares sold                                         3,640                380

Shares issued for dividends reinvested                 15                  --

Shares redeemed                                        --                (60)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       3,655                320

(A) DURING THE PERIOD ENDED OCTOBER 31, 2001, 26,465 CLASS B SHARES REPRESENTING $482,890 WERE AUTOMATICALLY CONVERTED TO 25,196 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2000, 34,996 CLASS B SHARES REPRESENTING $632,584 WERE AUTOMATICALLY CONVERTED TO 33,617 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                           Year Ended October 31,
                                                                 -------------------------------------------------------------------

CLASS A SHARES                                                   2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            20.10          16.67          15.18          18.89         15.13

Investment Operations:

Investment (loss)                                                (.08)(a)       (.12)(a)       (.04)(a)       (.02)         (.04)

Net realized and unrealized gain (loss)
   on investments                                               (2.50)          3.55           1.53          (2.78)         4.52

Total from Investment Operations                                (2.58)          3.43           1.49          (2.80)         4.48

Distributions:

Dividends from net realized gain
   on investments                                                (.26)           --              --           (.91)         (.72)

Net asset value, end of period                                  17.26          20.10           16.67         15.18         18.89
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                           (13.05)         20.50            9.81        (15.42)        30.73
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.50           1.50            1.50          1.50          1.50

Ratio of investment (loss)
   to average net assets                                         (.40)          (.53)           (.25)         (.32)         (.35)

Portfolio Turnover Rate                                         65.52          80.12           43.32         47.44         39.18
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          15,737         17,090          15,688        13,462         9,190

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 19

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                            Year Ended October 31,
                                                                 -------------------------------------------------------------------

CLASS B SHARES                                                   2001           2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            19.22          16.06          14.75          18.51         14.95

Investment Operations:

Investment (loss)                                                (.21)(a)       (.32)(a)       (.16)(a)       (.11)         (.03)

Net realized and unrealized gain (loss)
   on investments                                               (2.38)          3.48           1.47          (2.74)         4.31

Total from Investment Operations                                (2.59)          3.16           1.31          (2.85)         4.28

Distributions:

Dividends from net realized gain
   on investments                                                (.26)           --              --           (.91)         (.72)

Net asset value, end of period                                  16.37          19.22           16.06         14.75         18.51
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                           (13.70)         19.68            8.88        (16.10)        29.72
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          2.25           2.25            2.25          2.25          2.25

Ratio of investment (loss)
   to average net assets                                        (1.15)         (1.26)           (.99)        (1.07)        (1.02)

Portfolio Turnover Rate                                         65.52          80.12           43.32         47.44         39.18
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          20,986         24,767          23,918        25,183        19,257

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.
20

                                                                                            Year Ended October 31,
                                                                 -------------------------------------------------------------------

CLASS C SHARES                                                   2001           2000          1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            19.23          16.07         14.75          18.52         14.95

Investment Operations:

Investment income (loss)--net                                    (.21)(a)       (.32)(a)      (.16)(a)       (.14)          .01

Net realized and unrealized gain (loss)
   on investments                                               (2.37)          3.48          1.48          (2.72)         4.28

Total from Investment Operations                                (2.58)          3.16          1.32          (2.86)         4.29

Distributions:

Dividends from net realized gain
   on investments                                                (.26)           --             --           (.91)         (.72)

Net asset value, end of period                                  16.39          19.23         16.07          14.75         18.52
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (B)                                           (13.64)         19.66          8.88         (16.08)        29.79
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          2.25           2.25          2.25           2.25          2.25

Ratio of investment (loss)
   to average net assets                                        (1.15)         (1.26)         (.99)         (1.08)        (1.01)

Portfolio Turnover Rate                                         65.52          80.12         43.32          47.44         39.18
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                           3,257          4,064         3,906          4,323         3,647

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 21

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                          Year Ended October 31,
                                                                 -------------------------------------------------------------------

CLASS R SHARES                                                   2001           2000           1999          1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            20.31          16.81          15.27         18.96         15.15

Investment Operations:

Investment income (loss)--net                                    (.03)(a)       (.05)(a)        .00(a,b)     (.01)          .00(b)

Net realized and unrealized gain (loss)
   on investments                                               (2.53)          3.55           1.54         (2.77)         4.53

Total from Investment Operations                                (2.56)          3.50           1.54         (2.78)         4.53

Distributions:

Dividends from net realized gain
   on investments                                                (.26)           --              --          (.91)         (.72)

Net asset value, end of period                                  17.49          20.31           16.81         15.27        18.96
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                               (12.81)         20.82           10.08        (15.31)       31.04
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          1.25           1.25            1.25          1.25         1.25

Ratio of net investment income (loss)
   to average net assets                                         (.15)          (.27)             --          (.07)         .02

Portfolio Turnover Rate                                         65.52          80.12           43.32         47.44        39.18
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         252,874        398,876         314,005       238,953      244,292

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS.

22
                                                                                                     Year Ended October 31,
                                                                                       ---------------------------------------------

CLASS T SHARES                                                                         2001            2000          1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                                  20.05           16.67          16.70

Investment Operations:

Investment (loss)                                                                      (.12)(b)        (.14)(b)       (.02)(b)

Net realized and unrealized gain (loss)
   on investments                                                                     (2.50)           3.52           (.01)

Total from Investment Operations                                                      (2.62)           3.38           (.03)

Distributions:

Dividends from net realized gain on investments                                        (.26)            --               --

Net asset value, end of period                                                        17.17           20.05          16.67
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (C)                                                                 (13.28)          20.28           (.18)(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                                                1.75            1.75            .35(d)

Ratio of investment (loss)
   to average net assets                                                               (.63)           (.82)          (.14)(d)

Portfolio Turnover Rate                                                               65.52           80.12          43.32
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                                    69               8             1

(A) FROM AUGUST 16, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 23

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Small Company Stock Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering seventeen series, including the fund. The fund's investment objective is to consistently exceed the total return performance of the Russell 2500(tm) Stock Index while maintaining a similar level of risk. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. (" Mellon Bank" ), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 368 million of $.001 par value Capital Stock. The fund currently offers five classes of shares: Class A (27 million shares authorized), Class B (50 million shares authorized), Class C (50 million shares authorized), Class R (41 million shares authorized) and Class T (200 million shares authorized). Class A, Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years. Class R shares are sold primarily to bank trust departments and other financial service providers (including Mellon Bank and its affiliates) acting on behalf of customers having a qualified trust or investment account or relationship at such institution and bear no distribution or service fees. Class R shares are offered without a front-end sales charge or CDSC. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

24

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained  at  all  times.  The  fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Such income earned is included in interest income. Although each security loaned is fully collateralized, the fund would bear the risk of delay
in    recov-

                                                                  The Fund 25

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

ery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. At October 31, 2001, the fund had no securities loaned outstanding.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable pro-

26

visions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

During the period ended October 31, 2001, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $846,263 and decreased paid-in capital by the same amount. Net assets were not effected by this reclassification.

NOTE 2--Investment Management Fee And Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management Agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.25% of the value of the fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees, service fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Directors (including counsel fees). Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket
expenses.   The   Chairman  of  the  Board  receives  an  additional

                                                                 The Fund 27

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

The Distributor retained $231 during the period ended October 31, 2001 from commissions earned on sales of the fund's shares.

(b) Distribution and service plan: Under separate Distribution Plans (the " Plans" ) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares, and Class B, Class C and Class T shares pay the Distributor for distributing their shares at an aggregate annual rate of .75% of the value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan"), under which Class B, Class C and Class T shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended October 31, 2001, Class A, Class B, Class C and Class T shares were charged $40,457, $175,617, $29,013 and $126, respectively, pursuant to their
respective    Plans.    During    the   period   ended   October   31,   2001,

28

Class B, Class C and Class T shares were charged $58,539, $9,671 and $126, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2001, amounted to $232,771,572 and $326,788,010, respectively.

At  October 31, 2001, accumulated net unrealized appreciation on investments was
$36,383,416,   consisting  of  $59,682,570  gross  unrealized  appreciation  and
$23,299,154 gross unrealized depreciation.

At October 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The  average  daily  amount  of  borrowings outstanding during the period ending
October 31, 2001, was approximately $84,100, with a related weighted average annualized interest rate of 6.65%.

                                                             The Fund 29

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Small Company Stock Fund (the "Fund") of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers and other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Small Company Stock Fund of The Dreyfus/Laurel Funds, Inc., as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

                                                       /s/ KPMG LLP

New York, New York
December 10, 2001

30

IMPORTANT TAX INFORMATION (Unaudited)

For Federal tax purposes, the fund hereby designates $.2510 per share as a long-term capital gain distribution paid on December 11, 2000 and designates $.0050 per share as a long-term capital gain distribution paid on March 28, 2001.

                                                             The Fund 31

NOTES

                                                           For More Information

                        Dreyfus Premier
                        Small Company Stock Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:  The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  385AR1001


Dreyfus Premier
Tax Managed
Growth Fund

ANNUAL REPORT
October 31, 2001




The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            15   Financial Highlights

                            19   Notes to Financial Statements

                            25   Independent Auditors' Report

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                Dreyfus Premier
                                                        Tax Managed Growth Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Premier Tax Managed Growth Fund covers the period from November 1, 2000 through October 31, 2001. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Fayez Sarofim, of Fayez Sarofim & Co., the fund's sub-investment adviser.

It is impossible to discuss the economic and market events of the reporting period without addressing the devastating terrorist attacks of September 11, 2001. On behalf of The Dreyfus Corporation, I would like to extend heartfelt sympathies to all who have been touched by these tragedies and assure you that we continue to support the relief efforts.

Even before September 11, a slowing economy and a return to more normal valuations had taken their toll on stocks that had previously risen too high, too fast. After the attacks, the investment environment became even more volatile. Recent events may have prolonged existing economic weakness, but we believe that the U.S. may begin to see economic recovery in the months ahead. In the meantime, there is little doubt that the investment environment will
continue    to    be    challenging.

Given the current market environment, now might be a good time to ensure that your investments are appropriately allocated and diversified for the long term. We encourage you to contact your financial advisor for information about ways to
refine    your    investment    strategies.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 15, 2001

2

DISCUSSION OF FUND PERFORMANCE

Fayez Sarofim, Portfolio Manager
Fayez Sarofim & Co., Sub-Investment Adviser

How did Dreyfus Premier Tax Managed Growth Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2001, the fund's Class A shares produced a -19.12% total return, Class B shares returned -19.75%, Class C shares returned -19.76%, and Class T shares provided a -19.36% total return.(1) For the same period, the total return of the fund's benchmark, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), was -24.89%.(2)

We attribute the fund's and market's negative returns to slower economic growth, as well as declining business and consumer confidence throughout the reporting period. While we are never satisfied with negative returns, we are nonetheless pleased to have beaten the S&P 500 Index. Our ability to do so was primarily the result of our focus on financially strong blue chip companies, which many investors considered to be relatively safe havens during downturns.

What is the fund's investment approach?

The fund invests primarily in large, well-established, multinational growth companies that we believe are well positioned to weather difficult economic climates and thrive during favorable times. We focus on purchasing growth stocks at a price we consider to be justified by a company's fundamentals. The result is a portfolio of stocks in prominent companies selected for what we consider to be sustained patterns of profitability, strong balance sheets, expanding global presence and above-average growth potential.

At the same time, we manage the portfolio in a manner cognizant of the concerns of tax-conscious investors. Our tax-managed approach is based on targeting long-term growth rather than short-term profit. We typically buy and sell relatively few stocks during the course of the year, which may
                                                                      The Fund 3


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

help minimize investors' tax liabilities and reduces the fund's trading costs. During the reporting period, the fund's turnover rate was 3.56%.

What other factors influenced the fund's performance?

The fund was primarily influenced by slowing economic growth and negative investor sentiment. When the reporting period began, economic growth had already begun to slow markedly. In response, the Federal Reserve Board (the "Fed") reduced short-term interest rates aggressively, from 6.5% at the start of the reporting period to 2.5% at the end of the reporting period in an attempt to prevent a recession. However, the September 11 terrorist attacks effectively pushed the economy over the brink, delaying any prospect of recovery at least until 2002.

In this environment, we have remained focused on the health care and consumer staples sectors. Companies in these industries tend to weather downturns relatively well because their products and services are needed regardless of the economic climate. In the health care industry, we continue to favor the large pharmaceutical companies, such as Pfizer, Merck & Co., and Johnson & Johnson, all of which we believe will benefit from strong earnings growth as a result of new drug introductions. Some of our larger consumer staples holdings include Philip Morris, PepsiCo and Coca-Cola.

Consistent with the fund's long-term perspective, we made only a few changes to its investment portfolio during the reporting period. We added to our position in insurer American International Group (AIG) which acquired a previous fund holding, American General. AIG's broadly diversified business lines and global markets position it well for growth and should protect its current earnings from the effects of September 11-related claims, in our view. We also added to our holdings of Exxon Mobil, which we believe should benefit from higher energy prices over the long term.

On the other hand, we sold the fund's holdings of Gillette and Bristol-Myers Squibb and reduced our position in Hewlett-Packard. We reduced our position in Hewlett-Packard due to concerns regarding the potential merger with Compaq Computers.

4

What is the fund's current strategy?

We have maintained our long-standing strategy of buying and holding companies that we believe will produce above-average earnings growth over the long term. In light of the economic slowdown, we continue to believe that relatively defensive industry groups are currently best positioned to do so.

For some time now, the fund has had less exposure to technology stocks than the S& P 500 Index. As business conditions have deteriorated, these companies' earnings have fallen sharply and currently visibility is low. However, we are monitoring the technology group closely with an eye toward possibly increasing participation if and when the current uncertainty has dissipated and we become convinced that a meaningful recovery of these companies' earnings is underway.

November 15, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

                                                             The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier Tax Managed Growth Fund Class A shares, Class B shares, Class C shares and Class T shares and the Standard & Poor's 500 Composite Stock Price Index

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN EACH OF THE CLASS A, CLASS B, CLASS C AND CLASS T SHARES OF DREYFUS PREMIER TAX MANAGED GROWTH FUND ON 11/4/97 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "INDEX") ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 10/31/97 IS USED AS THE BEGINNING VALUE ON 11/4/97. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGES ON CLASS A AND CLASS T SHARES, THE MAXIMUM CONTINGENT DEFERRED SALES CHARGES ON CLASS B AND CLASS C SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES ON ALL CLASSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE, WHICH DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.

6


Average Annual Total Returns AS OF 10/31/01

                                                                              Inception                                 From

                                                                                Date                 1 Year           Inception
------------------------------------------------------------------------------------------------------------------------------------

CLASS A SHARES
WITH MAXIMUM SALES CHARGE (5.75%)                                               11/4/97               (23.76)%           3.62%
WITHOUT SALES CHARGE                                                            11/4/97               (19.12)%           5.17%

CLASS B SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+))                                         11/4/97               (22.96)%           3.71%
WITHOUT REDEMPTION                                                              11/4/97               (19.75)%           4.38%

CLASS C SHARES
WITH APPLICABLE REDEMPTION CHARGE ((+)(+))                                      11/4/97               (20.56)%           4.36%
WITHOUT REDEMPTION                                                              11/4/97               (19.76)%           4.36%

CLASS T SHARES
WITH APPLICABLE SALES CHARGE (4.5%)                                             11/4/97               (22.98)%           3.69%
WITHOUT SALES CHARGE                                                            11/4/97               (19.36)%           4.90%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.


                                                             The Fund 7



STATEMENT OF INVESTMENTS

October 31, 2001

STATEMENT OF INVESTMENTS

COMMON STOCKS--99.6%                                                                             Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUTOMOTIVE--1.6%

Ford Motor                                                                                      314,671                5,050,470

BANKING--3.2%

Bank of America                                                                                  78,948                4,657,143

SunTrust Banks                                                                                   95,000                5,686,700

                                                                                                                      10,343,843

CAPITAL GOODS--6.4%

Emerson Electric                                                                                 70,000                3,431,400

General Electric                                                                                315,000               11,469,150

Honeywell International                                                                         100,000                2,955,000

Rockwell Collins                                                                                 90,000                1,215,000

Rockwell International                                                                           90,000                1,240,200

                                                                                                                      20,310,750

COMMUNICATIONS--4.9%

BellSouth                                                                                       160,000                5,920,000

SBC Communications                                                                              161,320                6,147,905

Verizon Communications                                                                           70,000                3,486,700

                                                                                                                      15,554,605

COMPUTERS--11.9%

Cisco Systems                                                                                   240,000  (a)           4,060,800

Conexant Systems                                                                                 55,000  (a)             558,250

EMC                                                                                             150,000                1,848,000

Hewlett-Packard                                                                                  92,500                1,556,775

Intel                                                                                           490,000               11,965,800

International Business Machines                                                                 100,000               10,807,000

Microsoft                                                                                       125,000  (a)           7,268,750

                                                                                                                      38,065,375

ENERGY--9.9%

BP Amoco, ADS                                                                                   140,000                6,767,600

ChevronTexaco                                                                                    90,000                7,969,500

Exxon Mobil                                                                                     411,612               16,238,093

Royal Dutch Petroleum, ADR                                                                       12,000                  606,120

                                                                                                                      31,581,313

FINANCE-MISC.--11.7%

American Express                                                                                120,000                3,531,600

Citigroup                                                                                       253,333               11,531,718

Federal National Mortgage Association                                                           130,000               10,524,800

Goldman Sachs Group                                                                              30,000                2,344,800

8

COMMON STOCKS (CONTINUED)                                                                        Shares                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCE-MISC. (CONTINUED)

J.P. Morgan Chase & Co                                                                          187,500                6,630,000

Merrill Lynch                                                                                    60,000                2,622,600

                                                                                                                      37,185,518

FOOD & DRUGS--2.4%

Walgreen                                                                                        240,000                7,771,200

FOOD, BEVERAGE & TOBACCO--9.9%

Coca-Cola                                                                                       175,000                8,379,000

PepsiCo                                                                                         185,000                9,011,350

Philip Morris                                                                                   300,000               14,040,000

                                                                                                                      31,430,350

HEALTH CARE--18.7%

Abbott Laboratories                                                                             140,000                7,417,200

Johnson & Johnson                                                                               280,000               16,214,800

Lilly (Eli) & Co                                                                                 80,000                6,120,000

Merck & Co                                                                                      175,000               11,166,750

Pfizer                                                                                          450,000               18,855,000

                                                                                                                      59,773,750

HOUSEHOLD & PERSONAL PRODUCTS--3.5%

Colgate-Palmolive                                                                                90,000                5,176,800

Procter & Gamble                                                                                 80,000                5,902,400

                                                                                                                      11,079,200

INSURANCE--5.5%

American International Group                                                                     48,425                3,806,205

Berkshire Hathaway, Cl. A                                                                            79  (a)           5,624,800

Berkshire Hathaway, Cl. B                                                                            15  (a)              35,310

Marsh & McLennan                                                                                 85,000                8,223,750

                                                                                                                      17,690,065

MEDIA/ENTERTAINMENT--4.4%

AOL Time Warner                                                                                 139,700  (a)           4,360,037

Fox Entertainment Group, Cl. A                                                                  120,000  (a)           2,641,200

McDonald's                                                                                      130,000                3,389,100

Viacom, Cl. B                                                                                   100,000  (a)           3,651,000

                                                                                                                      14,041,337

PUBLISHING--1.7%

McGraw-Hill Cos                                                                                 100,000                5,258,000

                                                             The Fund 9

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

RETAIL--2.4%

Wal-Mart Stores                                                                                 150,000                7,710,000

TRANSPORTATION--1.5%

Norfolk Southern                                                                                130,000                2,177,500

United Parcel Service, Cl. B                                                                     50,000                2,550,000

                                                                                                                       4,727,500

TOTAL COMMON STOCKS

   (cost $321,147,405)                                                                                               317,573,276
------------------------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS--.4%
------------------------------------------------------------------------------------------------------------------------------------

PUBLISHING;

News Corp, ADR, Cum., $.4228

   (cost $1,391,500)                                                                             55,000                1,309,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
   (cost $322,538,905)                                                                           100.0%              318,882,276

CASH AND RECEIVABLES (NET)                                                                          .0%                  130,359

NET ASSETS                                                                                       100.0%              319,012,635

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

10

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2001

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           322,538,905   318,882,276

Cash                                                                     24,051

Receivable for shares of Capital Stock subscribed                       544,048

Dividends receivable                                                    336,535

Receivable for investment securities sold                               176,594

                                                                    319,963,504
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates--Note 2                   528,785

Payable for shares of Capital Stock redeemed                            422,084

                                                                        950,869
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      319,012,635
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     331,310,637

Accumulated net realized gain (loss) on investments                  (8,641,373)

Accumulated net unrealized appreciation (depreciation) on investments--Note
3                                                                    (3,656,629)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      319,012,635

NET ASSET VALUE PER SHARE

                                                            Class A           Class B             Class C               Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                            70,431,183       182,073,434          59,103,751             7,404,267

Shares Outstanding                                         4,613,767        12,275,831           3,986,972               489,545
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                 15.27              14.83               14.82                 15.12

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 11

STATEMENT OF OPERATIONS

Year Ended October 31, 2001

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $22,956 foreign taxes withheld at source)     5,474,898

Interest                                                               340,067

TOTAL INCOME                                                         5,814,965

EXPENSES:

Management fee--Note 2(a)                                            3,947,360

Distribution and service plan fees--Note 2(b)                        2,954,281

Loan commitment fees--Note 4                                             3,651

Interest expense--Note 4                                                   547

TOTAL EXPENSES                                                       6,905,839

INVESTMENT (LOSS)                                                   (1,090,874)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESMENTS--NOTE 3 ($):

Net realized gain (loss) on investments                             (5,341,002)

Net unrealized appreciation (depreciation) on investments          (73,082,330)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             (78,423,332)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (79,514,206)

SEE NOTES TO FINANCIAL STATEMENTS.

12

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                             -----------------------------------

                                                     2001                2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                              (1,090,874)          (1,726,567)

Net realized gain (loss) on investments        (5,341,002)          (3,064,821)

Net unrealized appreciation (depreciation)
   on investments                             (73,082,330)          27,049,024

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  (79,514,206)           22,257,636
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                 20,355,071           24,317,106

Class B shares                                 33,700,484           56,946,569

Class C shares                                 17,353,903           21,187,174

Class T shares                                  1,798,807            1,560,928

Cost of shares redeemed:

Class A shares                                (22,018,322)         (23,788,803)

Class B shares                                (32,980,547)         (33,910,333)

Class C shares                                (13,972,913)         (17,237,264)

Class T shares                                   (958,955)          (2,212,605)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS              3,277,528           26,862,772

TOTAL INCREASE (DECREASE) IN NET ASSETS       (76,236,678)          49,120,408
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           395,249,313          346,128,905

END OF PERIOD                                 319,012,635          395,249,313

                                                             The Fund 13

STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                     Year Ended October 31,
                                               ---------------------------------

                                                     2001                2000
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A(A)

Shares sold                                     1,193,841            1,343,470

Shares redeemed                                (1,302,431)          (1,314,478)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (108,590)              28,992
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                     2,023,764            3,204,019

Shares redeemed                                (2,059,012)          (1,919,479)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (35,248)           1,284,540
--------------------------------------------------------------------------------

CLASS C

Shares sold                                     1,051,690            1,187,082

Shares redeemed                                  (866,653)            (974,565)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     185,037              212,517
--------------------------------------------------------------------------------

CLASS T

Shares sold                                       106,169               84,457

Shares redeemed                                   (58,659)            (122,975)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      47,510              (38,518)

(A) DURING THE PERIOD ENDED OCTOBER 31, 2001, 6,305 CLASS B SHARES REPRESENTING $103,405 WERE AUTOMATICALLY CONVERTED TO 6,191 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2000, 20,995 CLASS B SHARES REPRESENTING $375,528 WERE AUTOMATICALLY CONVERTED TO 20,621 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.
14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                         Year Ended October 31,
                                                                     --------------------------------------------------------------

CLASS A SHARES                                                       2001             2000             1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                18.88            17.67            14.77            12.50

Investment Operations:

Investment income--net                                                .05(b)           .02(b)           .09(b)           .05

Net realized and unrealized gain (loss)
   on investments                                                   (3.66)            1.19             2.81             2.23

Total from Investment Operations                                    (3.61)            1.21             2.90             2.28

Distributions:

Dividends from investment income--net                                  --                --             --              (.01)

Net asset value, end of period                                      15.27            18.88            17.67            14.77
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                (19.12)            6.85            19.64            18.26(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              1.35             1.35             1.35             1.34(d)

Ratio of net investment income
   to average net assets                                              .27              .10              .15              .52(d)

Portfolio Turnover Rate                                              3.56             4.21             1.26              .05(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                              70,431           89,166           82,943           30,428

(A) FROM NOVEMBER 4, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 15

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                          Year Ended October 31,
                                                                     --------------------------------------------------------------

CLASS B SHARES                                                       2001             2000             1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                18.48            17.43            14.67            12.50

Investment Operations:

Investment (loss)                                                    (.08)(b)         (.12)(b)         (.15)(b)         (.02)

Net realized and unrealized gain (loss)
   on investments                                                   (3.57)            1.17             2.91             2.19

Total from Investment Operations                                    (3.65)            1.05             2.76             2.17

Net asset value, end of period                                      14.83            18.48            17.43            14.67
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                (19.75)            6.02            18.81            17.36(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              2.10             2.10             2.10             2.09(d)

Ratio of investment (loss)
   to average net assets                                             (.48)            (.65)            (.60)            (.27)(d)

Portfolio Turnover Rate                                              3.56             4.21             1.26              .05(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                             182,073          227,555          192,196           72,347

(A) FROM NOVEMBER 4, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.
16

                                                                                           Year Ended October 31,
                                                                     --------------------------------------------------------------

CLASS C SHARES                                                       2001             2000             1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                18.47            17.42            14.66            12.50

Investment Operations:

Investment (loss)                                                    (.08)(b)         (.12)(b)         (.14)(b)         (.02)

Net realized and unrealized gain (loss)
   on investments                                                   (3.57)            1.17             2.90             2.18

Total from Investment Operations                                    (3.65)            1.05             2.76             2.16

Net asset value, end of period                                      14.82            18.47            17.42            14.66
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                (19.76)            6.03            18.74            17.36(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              2.10             2.10             2.10             2.09(d)

Ratio of investment (loss)
   to average net assets                                             (.48)            (.64)            (.60)            (.26)(d)

Portfolio Turnover Rate                                              3.56             4.21             1.26              .05(d)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                              59,104           70,239           62,533           21,244

(A) FROM NOVEMBER 4, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund 17

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                          Year Ended October 31,
                                                                     --------------------------------------------------------------

CLASS T SHARES                                                       2001             2000             1999          1998(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                18.75            17.60            14.74            12.50

Investment Operations:

Investment income (loss)--net                                         .00(b,c)        (.03)(b)          .12(b)           .03

Net realized and unrealized gain (loss)
   on investments                                                   (3.63)            1.18             2.74             2.22

Total from Investment Operations                                    (3.63)            1.15             2.86             2.25

Distributions:

Dividends from investment income--net                                  --               --               --             (.01)

Net asset value, end of period                                      15.12            18.75            17.60            14.74
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(D)                                                (19.36)            6.53            19.40            17.97(e)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                              1.60             1.60             1.60             1.59(e)

Ratio of net investment income (loss)
   to average net assets                                              .02             (.14)            (.10)             .25(e)

Portfolio Turnover Rate                                              3.56             4.21             1.26              .05(e)
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                               7,404            8,290            8,457            4,501

(A) FROM NOVEMBER 4, 1997 (COMMENCEMENT OF OPERATIONS) TO OCTOBER 31, 1998.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(D) EXCLUSIVE OF SALES CHARGE.

(E) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Tax Managed Growth Fund (the "fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering seventeen series, including the fund. The fund's investment objective is to provide investors with long-term capital appreciation consistent with minimizing realized capital gains and taxable current income. The Dreyfus Corporation (" Dreyfus" ) serves as the fund's investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Fayez Sarofim & Co. ("Sarofim") serves as the fund's sub-investment adviser.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund's shares. The fund is authorized to issue 100 million shares of $.001 par value Capital Stock in each of the following classes of shares: Class A, Class B, Class C and Class T. Class A,
Class B, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear a distribution fee and/or service fee. Class A and Class T shares are sold with a front-end sales charge, while Class B and Class C shares are subject to a contingent deferred sales charge ("CDSC"). Class B shares automatically convert to Class A shares after six years. Each class of shares has identical rights and privileges, except with respect to distribution and service fees and voting rights on matters affecting a single class.

Investment income, net of expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

                                                             The Fund 19

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

(c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

20

The fund has an unused capital loss carryover of approximately $8,641,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2001. If not applied, $236,000 of the carryover expires in fiscal 2007, $3,065,000 expires in fiscal 2008 and $5,340,000 expires in fiscal 2009.

During the period ended October 31, 2001, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $1,090,874 and decreased paid-in capital by the same amount. Net assets were not effected by this reclassification.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

(a) Investment management fee: Pursuant to an Investment Management Agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund's average daily net assets. Out of its fee, Dreyfus pays all of the expenses of the fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, service fees, expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund' s allocable portion of fees and expenses of the non-interested Directors (including counsel fees) . Each Director receives $40,000 per year, plus $5,000 for each joint Board meeting of the Company, The
                                                                    The Fund 21

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Dreyfus/Laurel Tax-Free Municipal Funds and The Dreyfus/Laurel Funds Trust (the " Dreyfus/Laurel Funds" ) attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to Dreyfus, are in fact paid directly by Dreyfus to the non-interested Directors.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Sarofim, Dreyfus pays Sarofim an annual fee of .30 of 1% of the value of the fund's average daily net assets, payable monthly.

The Distributor retained $454 during the period ended October 31, 2001 from commissions earned on sales of the fund's shares.

(b) Distribution and service plan: Under separate Distribution Plans (the " Plans" ) adopted pursuant to Rule 12b-1 under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares, and Class B, Class C and Class T shares pay the Distributor for distributing their shares at an aggregate
annual    rate    of    .75%    of    the

22

value of the average daily net assets of Class B and Class C shares and .25% of the value of the average daily net assets of Class T shares. The Distributor may pay one or more agents in respect of advertising, marketing and other distribution services for Class T shares and determines the amounts, if any, to be paid to agents and the basis on which such payments are made. Class B, Class C and Class T shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the "Service Plan"), under which Class B, Class C and Class T shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class B, Class C and Class T shares. During the period ended October 31, 2001, Class A, Class B, Class C and Class T shares were charged $198,168, $1,550,942, $486,351 and $19,861, respectively, pursuant to their respective Plans. During the period ended October 31, 2001, Class B, Class C and Class T shares were charged $516,981, $162,117 and $19,861, respectively, pursuant to the Service Plan.

Under its terms, the Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not "interested persons" of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Plans or Service Plan.

(c) Brokerage commissions: During the period ended October 31, 2001, the fund incurred total brokerage commissions of $36,927, of which $5,760 was paid to Dreyfus Brokerage Services, a wholly-owned subsidiary of Mellon Financial Corporation.

                                                             The Fund 23

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 3--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2001, amounted to $23,505,022 and $12,530,631, respectively.

At  October 31, 2001, accumulated net unrealized depreciation on investments was
$3,656,629,   consisting   of  $31,223,662  gross  unrealized  appreciation  and
$34,880,291 gross unrealized depreciation.

At October 31, 2001, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates
in    effect    at    the    time    of    borrowings.

The  average  daily  amount  of  borrowings  outstanding during the period ended
October 31, 2001, was approximately $17,300, with a related weighted average annualized interest rate of 3.15%.

24

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.:

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier Tax Managed Growth Fund (the "Fund") of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods presented herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and other appropriate procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier Tax Managed Growth Fund of The Dreyfus/Laurel Funds, Inc. as of October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented herein, in conformity with accounting principles generally accepted in the United States of America.

                                                       /s/KPMG LLP

New York, New York
December 10, 2001

                                                             The Fund 25


                                                           For More Information

                        Dreyfus Premier
                        Tax Managed Growth Fund
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Fayez Sarofim & Co.
                        Two Houston Center
                        Suite 2907
                        Houston, TX 77010

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:  The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  149AR1001